                            SUNAMERICA SERIES TRUST

                      ------------------------------------
                                 ANNUAL REPORT

                                JANUARY 31, 2003

[POLARIS LOGO][POLARIS PLUS LOGO]

         THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS
                     OF THE POLARIS PLUS VARIABLE ANNUITY.

               TABLE OF CONTENTS

                        SHAREHOLDER LETTER..........................................     1
                        PORTFOLIO INFORMATION
                        MONEY MARKET................................................
                        Cash Management Portfolio (Banc of America Capital
                          Management, LLC)..........................................     5
                        BONDS.......................................................
                        Corporate Bond Portfolio (Federated Investment
                          Counseling)...............................................     7
                        Global Bond Portfolio (Goldman Sachs Asset Management
                          International)............................................    18
                        High Yield Bond Portfolio (AIG SunAmerica Asset Management
                          Corp.)....................................................    22
                        Worldwide High Income Portfolio (Morgan Stanley Investment
                          Management, Inc. (dba -- Van Kampen)).....................    31
                        ASSET ALLOCATION/BALANCED...................................
                        SunAmerica Balanced Portfolio (AIG SunAmerica Asset
                          Management Corp.).........................................    41
                        MFS Total Return Portfolio (Massachusetts Financial Services
                          Company)..................................................    45
                        Asset Allocation Portfolio (WM Advisors, Inc.)..............    55
                        EQUITY/SPECIALTY............................................
                        Telecom Utility Portfolio (Federated Investment
                          Counseling)...............................................    66
                        Equity Income Portfolio (U.S. BanCorp Asset Management).....    70
                        Equity Index Portfolio (U.S. BanCorp Asset Management)......    74
                        Growth-Income Portfolio (Alliance Capital Management
                          L.P.).....................................................    85
                        Federated Value Portfolio (Federated Investment
                          Counseling)...............................................    88
                        Davis Venture Value Portfolio (Davis Selected Advisers,
                          L.P.).....................................................    91
                        "Dogs" of Wall Street Portfolio (AIG SunAmerica Asset
                          Management Corp.).........................................    94
                        Alliance Growth Portfolio (Alliance Capital Management
                          L.P.).....................................................    96
                        Goldman Sachs Research Portfolio (Goldman Sachs Asset
                          Management)...............................................    99
                        MFS Growth and Income Portfolio (Massachusetts Financial
                          Services Company).........................................   101
                        Putnam Growth Portfolio (Putnam Investment Management,
                          LLC)......................................................   106
                        Blue Chip Growth Portfolio (AIG SunAmerica Asset Management
                          Corp.)....................................................   112
                        Real Estate Portfolio (Davis Selected Advisor, L.P.)........   115
                        Small Company Value Portfolio (Franklin Advisory Services,
                          LLC)......................................................   117
                        MFS Mid-Cap Growth Portfolio (Massachusetts Financial
                          Services Company).........................................   120
                        Aggressive Growth Portfolio (AIG SunAmerica Asset Management
                          Corp.)....................................................   124
                        Growth Opportunities Portfolio (AIG SunAmerica Asset
                          Management Corp.).........................................   127
                        Marsico Growth Portfolio (Marsico Capital Management,
                          LLC)......................................................   130
                        Technology Portfolio (Morgan Stanley Investment Management,
                          Inc. (dba -- Van Kampen)).................................   132
                        Small & Mid Cap Value Portfolio (Alliance Capital Management
                          L.P.).....................................................   135
                        GLOBAL INTERNATIONAL........................................
                        International Growth and Income Portfolio (Putnam
                          Investments Management, LLC)..............................   138
                        Global Equities Portfolio (Alliance Capital Management
                          L.P.).....................................................   143
                        International Diversified Equities Portfolio (Morgan Stanley
                          Investment Management, Inc. (dba -- Van Kampen))..........   146
                        Emerging Markets Portfolio (Putnam Investment Management,
                          LLC)......................................................   161
                        Foreign Value (Templeton Investment Counsel, LLC)...........   167
                        STATEMENT OF ASSETS AND LIABILITIES.........................   171
                        STATEMENT OF OPERATIONS.....................................   176
                        STATEMENT OF CHANGES IN NET ASSETS..........................   181
                        NOTES TO FINANCIAL STATEMENTS...............................   191
                        FINANCIAL HIGHLIGHTS........................................   221
                        REPORT OF INDEPENDENT ACCOUNTANTS...........................   232
                        TRUSTEE INFORMATION.........................................   233
                        SHAREHOLDERS TAX INFORMATION................................   234
                        COMPARISONS: PORTFOLIOS VS. INDEXES.........................   236

---------------------

                DEAR INVESTOR:

                  The following annual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company, summarizes the economic and financial markets over the past twelve month period ended January 31, 2003. The report details how market conditions affected the underlying portfolios and provides insight from the multiple portfolio managers and management firms into portfolio performance and strategies implemented during the period.

                  This report covers many of the annuity products offered by AIG
                SunAmerica life companies, but does not include all of the portfolios within those products. This report details activity of all of the portfolios in your variable annuity with the exception of some that may be a part of the separate Anchor Series Trust, Nations Separate Account Trust, Van Kampen Trust, WM Variable Trust, Lord Abbett Series Fund and the American Fund Insurance Series. Investors in those portfolios will receive separate and complete reports.

                THE YEAR IN REVIEW

                U.S. Economy

                  The annual period ended January 31, 2003 was an erratic one, marked by economic volatility driven by a host of financial and geopolitical events. After a strong first quarter in which Real Gross Domestic Product (GDP) rose to 5%, the economy was hit by revelations of accounting fraud and lax corporate governance among America's largest companies. These scandals dominated news headlines and Real GDP slowed to 1.25% in the second quarter of 2002. Real GDP growth rebounded to 4% in the third quarter, but only grew an anemic 0.7% in the fourth quarter primarily due to rising tensions on the Korea peninsula and the threat of war in the Middle East.

                  There were several positive economic signs during the
                reporting period. Putnam Investment Management, LLC noted that interest rates remained at historical lows, inflation was held in check, and that the strength of the U.S. dollar was subdued throughout the year. AIG SunAmerica Asset Management Corp. (SAAMCo) also pointed to respectable same store sales for retailers and autos and rising mortgage applications as signs that consumer confidence is still high. However, Davis Selected Advisers L.P. warned that rising oil prices due to a war with Iraq could easily dampen consumers' outlook in 2003.

                U.S. Stock Market

                  The U.S. equity markets were extremely weak this past year.
                The Standard & Poors (S&P) 500 Index returned -23.02% during the annual period ended January 31, 2003. Goldman Sachs Asset Management noted that for the first time since 1939-1941, the equity markets have closed the year in negative territory for three consecutive calendar years.

                  Investors grappled with a series of negative influences,
                including corporate accounting and governance scandals, slow corporate investment growth, the threat of terrorism and heightened tensions with Iraq and North Korea. Massachusetts Financial Services Company also highlighted the slow growth of key business fundamentals, such as
                                                           ---------------------

---------------------

                corporate earnings, profits and cash flow. They point specifically to these factors as obstacles to new spending on plants, equipment and new hires in Corporate America.

                U.S. Bond Market

                  The U.S. Fixed Income market fared well over the reporting period as investors sought refuge from the turmoil of the equity markets. The Lehman Brothers Aggregate Bond Index recorded a 9.46% return as of January 31, 2003. Goldman Sachs Asset Management believes that falling interest rates (the Federal Reserve Board implemented a 50 basis point cut in November 2002) and increased demand from investors seeking a "safe haven" led to the stellar bond market performance. SAAMCo believes, however, that the stellar performance of Treasuries and high-grade corporate bonds masked problems in the corporate and high yield bond sectors. These sectors suffered steep price drops and defaults due to the corporate accounting fraud scandals and an investor aversion to risk during the reporting period.

                Foreign Markets

                  The global markets generally mirrored the U.S. markets,
                particularly on the equity-side, as volatility marked the reporting period ended January 31, 2003. The MSCI EAFE Index return of -14.93% reflected how much the European and Asian equity markets struggled throughout much of the year. The international bond markets, however, had a stellar year. The J.P. Morgan Global Government Bond Index posted a return of 8.62% for the reporting period.

                OUTLOOK FOR 2003

                U.S. Stock and Bond Markets

                  According to Alliance Capital Management, a positive
                performance from the markets in 2003 depends largely upon a quick resolution to geopolitical concerns worldwide, particularly in Iraq. They believe the continued rise in oil prices brought on by these concerns will exact a heavy toll on the consumer and Corporate America in 2003. Putnam Investment Management agrees, and adds that the equity markets could expand if worldwide tensions are abated. They believe that U.S. companies will benefit from the continued weakening U.S. dollar and the possible end to the federal taxation of corporate dividends.

                  Looking ahead in the fixed income markets, U.S. Bancorp Asset
                Management believes that bonds may be overvalued based upon current inflation, and they expect a modest rise in yields in 2003. Goldman Sachs Asset Management concurs, and adds that a healthy expansion of the economy in 2003 will mute the demand for fixed income securities and lower their returns in the next reporting period. But a prolonged military conflict in the Middle East could send the demand for Treasuries soaring, and make fixed income securities the preferred investment once again in the next annual reporting period.

                Global Market

                  Many of the money managers have a favorable outlook towards the valuations of the global markets in 2003. Putnam specifically views the valuations of emerging equity markets in Asia as attractive despite the worldwide economic slowdown. Overall uncertainty, though, has cast a pall over the global markets in 2003, as the world waits
---------------------

---------------------

                to see whether there will be a quick resolution to the tense situations in Iraq and North Korea.

                IN CONCLUSION

                  The reporting period ended January 31, 2003 was a volatile one that saw an uneven performance from the U.S. and world economies. As discussed, there are some key positive economic factors in place that point to a positive investment environment in the coming year, such as low interest rates and benign inflation. But in general, corporate spending has not yet buttressed consumer confidence, and the geopolitical tensions in Iraq and North Korea make most money managers approach 2003 with great caution. As investors in the SunAmerica Series Trust, you benefit from multiple management firms, investment styles and access to a wide range of asset classes and diversification options that may help you navigate through these uncertain times.

                  We appreciate the opportunity to help build your retirement assets and recommend that you maintain a long-term focus when investing. Please do not hesitate to contact your investment representative with questions or concerns, and thank you for your investment in SunAmerica Series Trust.

                Sincerely,

                /s/ JAY S. WINTROB

                Jay S. Wintrob
                President and Chief Executive Officer
                AIG SunAmerica Life Assurance Company and
                First SunAmerica Life Insurance Company

                March 12, 2003

                ----------------------------------

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Technology companies may be subject to additional risks. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, this portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government agency. Past performance is no guarantee of future results.
                                                           ---------------------

---------------------

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    4

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO
    Banc of America Capital Management, LLC  INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 76.9%                    AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 14.0%
                       Bayerische Hypo-und Vereinsbank AG 1.91% due 9/15/03........  $ 10,000,000   $ 10,035,793
                       Florabama Properties, LLC 1.55% due 4/01/03(1)..............     2,705,000      2,705,000
                       Holmes Financing, PLC 1.37% due 3/15/03(2)..................     5,000,000      5,000,000
                       James O. Lunceford Gardner Holding Co., Inc. 1.55% due
                         10/01/03(1)(3)............................................     2,000,000      2,000,000
                       K2 (USA) LLC 1.35% due 4/22/03..............................     5,000,000      4,940,038
                       Landesbank Hessen -- Thueringen Girozentrale 1.25% due
                         4/28/03...................................................    10,000,000      9,971,066
                       S&S Associates, LLC 1.55% due 2/06/03(1)(3).................     2,500,000      2,500,000
                       Sigma Finance Corp. 1.34% due 4/01/03.......................     5,000,000      5,002,704
                       SouthTrust Bank NA 1.65% due 3/26/03........................    15,000,000     15,000,000
                       Svenska Handelsbanken 1.34% due 3/06/03.....................    10,000,000     10,000,088
                       White Pine Finance, LLC 1.35% due 12/15/03*(2)..............    10,000,000     10,000,000
                                                                                                    -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $77,202,166)............                   77,154,689
                                                                                                    -------------

                       COMMERCIAL PAPER -- 47.6%
                       Assets Securitization Cooperative 1.30% due 2/13/03.........    10,000,000      9,995,667
                       Atlantis One Funding Corp. 1.33% due 5/14/03................    10,000,000      9,965,833
                       Blue Ridge Asset Funding, 1.30% due 2/12/03.................    10,000,000      9,996,028
                       Brahms Funding Corp. 1.40% due 2/26/03(1)...................    10,000,000      9,990,278
                       Bristol-Myers Squibb Co. 1.47% due 2/16/03..................     9,750,000      9,686,326
                       CC USA, Inc. 1.35% due 5/12/03..............................     5,000,000      4,982,305
                       Charta Corp., 1.34% due 3/13/03.............................    10,000,000      9,985,111
                       Citibank Credit Card Issuance Trust 1.35% due 2/25/03.......     5,000,000      4,995,500
                       Citibank Credit Card Issuance Trust 1.35% due 3/12/03.......    10,000,000      9,985,375
                       Compass Security 1.33% due 3/13/03..........................    10,000,000      9,999,723
                       Corporate Asset Funding Co. 1.33% due 3/11/03...............    10,000,000      9,985,961
                       Edison Asset Securitization, LLC 1.34% due 3/11/03..........    10,000,000      9,985,855
                       Falcon Asset Securitization Corp. 1.34% due 3/17/03.........    10,000,000      9,983,622
                       Giro Balanced Funding Corp. 1.35% due 2/20/03...............     5,000,000      4,996,437
                       Giro Funding US Lehman 1.34% due 3/10/03....................    10,000,000      9,986,228
                       Greyhawk Capital Corporation 1.34% due 3/13/03..............     5,000,000      4,992,556
                       HBOS Treasury Services, PLC 1.32% due 5/12/03...............    10,000,000      9,966,244
                       Moat Funding, LLC 1.33% due 3/19/03.........................     8,000,000      7,986,404
                       Mont Blanc Capital Corp. 1.35% due 3/06/03..................    10,000,000      9,987,625
                       Paradigm Funding, LLC 1.37% due 2/18/03.....................    10,000,000      9,993,531
                       Pennine Funding, LLC 1.30% due 4/22/03......................    10,000,000      9,973,350
                       Premier Asset Collateral, LLC 1.35% due 1/15/04*(2).........     5,000,000      5,000,000
                       Silver Tower US Funding, LLC 1.36% due 3/17/03..............    10,000,000      9,983,378
                       Sunbelt Funding Corp. 1.37% due 3/13/03.....................    10,000,000      9,984,778
                       Sunbelt Funding Corp. 1.37% due 3/14/03.....................    10,000,000      9,984,397
                       Surrey Funding Corp. 1.34% due 5/06/03......................    10,000,000      9,968,311
                       Tango Finance Corp. Ltd. 1.36% due 2/14/03..................    10,000,000      9,995,089
                       Wal-Mart Funding 1.35% due 2/18/03..........................    10,000,000      9,993,625
                       Windmill Funding Corp. 1.30% due 3/17/03....................    10,000,000      9,984,111
                                                                                                    -------------
                       TOTAL COMMERCIAL PAPER (cost $262,364,301)..................                  262,313,648
                                                                                                    -------------

                       MEDIUM TERM NOTES -- 1.8%
                       Beta Finance, Inc. 2.58% due 6/05/03*.......................    10,000,000      9,958,655
                                                                                                    -------------
                       TOTAL MEDIUM TERM NOTES (cost $10,000,000)..................

                                                           ---------------------

                                                                                      PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                   AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       MUNICIPAL BONDS -- 1.5%
                       Illinois Student Assist. Commty. Student Loan Rev. Bonds
                         1.34% due 2/05/03(1)......................................  $  4,000,000   $  4,000,000
                       Texas State General Obligation Revenue Bonds 1.35% due
                         2/05/03(1)................................................     4,445,000      4,445,000
                                                                                                    -------------
                       TOTAL MUNICIPAL BONDS (cost $8,445,000).....................                    8,445,000
                                                                                                    -------------

                       GOVERNMENT AGENCIES -- 9.6%
                       Federal Home Loan Bank 2.06% due 7/02/03....................    10,000,000     10,037,500
                       Federal Home Loan Bank 5.25% due 2/13/04....................    10,000,000     10,400,000
                       Federal Home Loan Bank 5.38% due 1/05/04....................     5,000,000      5,187,500
                       Federal Home Loan Bank 5.72% due 8/25/03....................     4,500,000      4,612,896
                       Federal Home Loan Bank Cons. Disc. Notes 1.27% due
                         2/26/03...................................................     8,000,000      7,992,944
                       Federal Home Loan Mtg. Disc. Notes 1.90% due 7/17/03........     5,000,000      4,975,000
                       Student Loan Marketing Disc. Note 1.19% due 2/14/03.........     9,533,000      9,528,904
                                                                                                    -------------
                       TOTAL GOVERNMENT AGENCIES (cost $52,642,551)................                   52,734,744
                                                                                                    -------------

                       TIME DEPOSIT -- 2.3%
                       National City Bank 1.33% due 2/03/03 (cost $12,763,000).....    12,763,000     12,763,000
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $423,417,018).............                  423,369,736
                                                                                                    -------------

                       REPURCHASE AGREEMENT -- 24.5%
                       ------------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.25%, dated 01/31/03 to be repurchased
                         02/03/03 in the amount of $135,014,063 and collateralized
                         by $86,435,000 of Federal Home Loan Bank Notes, bearing
                         interest at 1.60% due 12/17/03 having an approximate value of $86,703,899 and $50,290,000 of Federal Home Loan Bank
                         Notes, bearing interest at 2.40% due 10/29/04 having an
                         approximate value of $51,002,911 (cost $135,000,000)......   135,000,000    135,000,000
                                                                                                    -------------
                       TOTAL INVESTMENTS --
                         (cost $558,417,018)               101.4%                                    558,369,736
                       Liabilities in excess of other
                       assets --                                (1.4)                                 (7,508,631)
                                                           ------                                   -------------
                       NET ASSETS --                       100.0%                                   $550,861,105
                                                           ------                                   =============
                                                           ------

              -----------------------------

                        *   Securities exempt from registration under 144A of the
                            Securities Act of 1933. These securities may be sold in
                            transactions exempt from registration, normally to qualified institutional buyers.
                       (1)  Variable rate security -- the rate reflected is as of
                            January 31, 2003; maturity date reflects next reset date.
                       (2)  Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of January 31, 2003.

              Allocation of investments as a percentage of net assets by investment category as of January 31, 2003

                       Banks....................................        12.3%
                       Healthcare...............................         1.8
                       Finance..................................         5.8
                       Government Agency........................         9.6
                       Investment Company.......................         2.7
                       Loans....................................         9.6
                       Municipalities...........................         1.5
                       Receivables..............................         7.3
                       Securities...............................        17.2
                       Trade Receivables........................         1.8
                       Trade & Term Receivables.................         7.3
                                                                   -------
                                                                        76.9%
                                                                   =======

                       (3)  Letter of Credit

              See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO
    Federated Investment Counseling     INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 89.1%                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.1%
                       Apparel & Textiles -- 0.4%
                       GFSI, Inc., Series B 9.63% 2007.............................  $   300,000   $     240,000
                       Glenoit Corp. 11.00% 2007(1)+...............................       50,000               5
                       Levi Strauss & Co. 11.63% 2008..............................      275,000         270,187
                       Mothers Work, Inc. 11.25% 2010..............................      175,000         191,187
                       Russell Corp. 9.25% 2010....................................      175,000         185,063
                       William Carter Co., Series B 10.88% 2011....................      275,000         302,844
                       Automotive -- 1.9%
                       Accuride Corp. 9.25% 2008...................................      100,000          57,000
                       Advance Stores Co., Inc. 10.25% 2008........................      200,000         211,000
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      175,000         188,344
                       Arvin Industries, Inc. 6.75% 2008...........................      275,000         269,844
                       Collins & Aikman Products Co. 10.75% 2011...................      225,000         210,375
                       Collins & Aikman Products Co., Series B 11.50% 2006.........       75,000          62,250
                       Delphi Automotive Systems Corp. 6.13% 2004..................    1,400,000       1,440,824
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      500,000         370,000
                       Ford Motor Co. 7.45% 2031...................................      780,000         660,044
                       General Motors Corp. 7.20% 2011.............................    1,000,000         990,655
                       General Motors Corp. 9.45% 2011.............................      250,000         274,867
                       Lear Corp., Series B 8.11% 2009.............................      850,000         920,125
                       Rexnord Corp. 10.13% 2012*..................................      125,000         128,750
                       United Auto Group, Inc. 9.63% 2012*.........................      100,000          98,000
                       Housing -- 1.4%
                       Albecca, Inc. 10.75% 2008...................................    1,875,000       2,015,625
                       American Builders & Contractors Supply Co., Inc. 10.63%
                         2007......................................................       75,000          76,781
                       Masco Corp. 5.88% 2012......................................    1,600,000       1,684,618
                       NCI Building Systems, Inc., Series B 9.25% 2009.............      275,000         282,562
                       Nortek, Inc. 9.13% 2007.....................................      200,000         202,750
                       Sleepmaster LLC, Series B 11.00% 2009(1)+...................      250,000          55,000
                       Retail -- 2.4%
                       American Greetings Corp. 11.75% 2008........................      300,000         333,000
                       Amscan Holdings, Inc. 9.88% 2007............................      225,000         213,750
                       Anchor Glass Container Corp. 11.00% 2013....................       75,000          75,000
                       Buhrmann US, Inc. 12.25% 2009...............................      375,000         361,875
                       Collins & Aikman Floorcovering, Series B 9.75% 2010.........      150,000         151,875
                       CVS Corp. 5.63% 2006........................................    1,200,000       1,283,573
                       Federated Department Stores, Inc. 6.63% 2011................    2,100,000       2,267,704
                       Icon Health & Fitness, Inc. 11.25% 2012.....................      150,000         147,750
                       J.C. Penney Co., Inc. 7.60% 2007............................      175,000         178,500
                       J.C. Penney Co., Inc. 9.00% 2012............................      376,000         396,680
                       Jitney-Jungle Stores of America, Inc. 10.38% 2007(2)+.......      125,000               0
                       Jostens, Inc. 12.75% 2010...................................      300,000         338,250
                       Michaels Stores, Inc. 9.25% 2009............................      300,000         324,000
                       Remington Arms, Inc. 10.50% 2011*...........................       50,000          52,125
                       Rite Aid Corp. 6.88% 2013...................................      100,000          70,500
                       ShopKo Stores, Inc. 9.25% 2022..............................    1,300,000       1,079,000
                       U.S. Office Products Co. 9.75% 2008(2)+.....................      300,000               0
                                                                                                   --------------
                                                                                                      18,662,282
                                                                                                   --------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 6.3%
                       Food, Beverage & Tobacco -- 5.6%
                       Buffets, Inc. 11.25% 2010...................................  $   200,000   $     188,000
                       Agrilink Foods, Inc. 11.88% 2008............................      200,000         216,000
                       American Seafoods Group, LLC 10.13% 2010....................      300,000         312,750
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................    1,675,000       1,792,640
                       B&G Foods, Inc. 9.63% 2007..................................      175,000         178,938
                       Carrols Corp. 9.50% 2008....................................      300,000         270,000
                       Constellation Brands, Inc., Series B 8.00% 2008.............      300,000         307,500
                       Cott Beverages, Inc. 8.00% 2011.............................      250,000         265,000
                       Del Monte Corp. 8.63% 2012*.................................      125,000         128,750
                       Del Monte Corp. 9.25% 2011..................................      250,000         261,250
                       Dimon, Inc. 9.63% 2011......................................      150,000         160,500
                       Eagle Family Foods 8.75% 2008...............................      250,000         170,000
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         283,897
                       General Mills, Inc. 6.00% 2012..............................    2,000,000       2,157,408
                       Kellogg Co. 7.45% 2031......................................    3,000,000       3,634,467
                       Kraft Foods, Inc. 6.25% 2012................................    1,500,000       1,658,241
                       Kroger Co. 7.25% 2009.......................................    1,950,000       2,206,567
                       Land O' Lakes, Inc. 8.75% 2011..............................      125,000          68,125
                       Michael Foods, Inc. 11.75% 2011.............................      400,000         452,000
                       Nebco Evans Holding Co. 12.38% 2007(2)......................      125,000               0
                       New World Pasta Co. 9.25% 2009..............................      300,000          69,000
                       Pilgrim's Pride Corp. 9.63% 2011............................      125,000         116,875
                       Sara Lee Corp. 6.25% 2011...................................    1,675,000       1,860,511
                       Smithfield Foods, Inc. 8.00% 2009...........................      200,000         198,500
                       Swift & Co. 10.13% 2009*....................................      125,000         120,625
                       Volume Services America, Inc. 11.25% 2009...................      100,000          94,500
                       Household Products -- 0.7%
                       Alberto-Culver Co. 8.25% 2005...............................    1,000,000       1,129,216
                       Armkel, LLC 9.50% 2009......................................      300,000         325,500
                       Chattem, Inc., Series B 8.88% 2008..........................      200,000         206,000
                       Playtex Products, Inc. 9.38% 2011...........................      275,000         301,125
                       Sealy Mattress Co., Series B 10.88% 2007(3).................       75,000          76,500
                                                                                                   --------------
                                                                                                      19,210,385
                                                                                                   --------------
                       EDUCATION -- 0.7%
                       Education -- 0.7%
                       Boston University, Series A 7.63% 2097......................    2,000,000       2,235,400
                                                                                                   --------------
                       ENERGY -- 9.5%
                       Energy Services -- 6.1%
                       Arizona Public Service Co. 6.38% 2011.......................    3,250,000       3,436,280
                       CMS Energy Corp. 7.50% 2009.................................      625,000         515,625
                       Coastal Corp. 9.75% 2003....................................      250,000         242,500
                       Conoco Funding Co. 6.35% 2011...............................    1,500,000       1,660,185
                       Continental Resources, Inc. 10.25% 2008.....................      300,000         273,000
                       DPL, Inc. 6.88% 2011........................................    2,000,000       1,751,780
                       Enersis SA 7.40% 2016.......................................      600,000         409,720
                       FirstEnergy Corp. 6.45% 2011................................      750,000         753,495
                       FirstEnergy Corp. 7.38% 2031................................    1,650,000       1,625,530
                       Homer City Funding, LLC 8.73% 2026..........................    1,200,000       1,025,100
                       Magnum Hunter Resources, Inc. 9.60% 2012....................      100,000         107,000
                       MidAmerican Energy Co. 6.75% 2031...........................    1,250,000       1,333,014
                       PSEG Energy Holdings, Inc. 8.63% 2008.......................      275,000         261,250
                       PSEG Energy Holdings, Inc. 10.00% 2009......................      300,000         294,000
                       PSEG Power, LLC 7.75% 2011..................................    1,750,000       1,924,582

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       Tampa Electric Co. 6.38% 2012...............................  $ 2,000,000   $   2,108,682
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         802,110
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         248,125
                       Energy Sources -- 3.4%
                       Calpine Canada Energy Finance 8.50% 2008....................      450,000         209,250
                       Calpine Corp. 8.50% 2011....................................      950,000         437,000
                       Compton Petroleum Corp. 9.90% 2009..........................      200,000         209,500
                       EOG Company of Canada 7.00% 2011*...........................    1,100,000       1,202,256
                       Husky Oil, Ltd. 7.13% 2006..................................    1,600,000       1,767,307
                       Husky Oil, Ltd. 7.55% 2016..................................    1,000,000       1,166,637
                       Lone Star Technologies, Inc. 9.00% 2011.....................      350,000         327,250
                       Pogo Producing Co., Series B 10.38% 2009....................      450,000         487,125
                       Sunoco, Inc. 9.00% 2024.....................................    1,750,000       1,957,916
                       Swift Energy Co. 9.38% 2012.................................      150,000         148,500
                       Tesoro Petroleum Corp. 9.63% 2008...........................      200,000         134,000
                       Tosco Corp. 8.13% 2030......................................    1,200,000       1,510,361
                       Union Pacific Resources Group, Inc. 7.00% 2006..............      850,000         947,928
                                                                                                   --------------
                                                                                                      29,277,008
                                                                                                   --------------
                       FINANCE -- 16.5%
                       Banks -- 4.8%
                       ABN AMRO Holding NV 7.30% 2026..............................      500,000         511,236
                       Astoria Financial Corp. 5.75% 2012*.........................    1,200,000       1,169,380
                       Barclays Bank, PLC 8.55% 2011*(4)...........................    1,165,000       1,406,854
                       City National Bank 6.38% 2008...............................    1,225,000       1,347,921
                       Corporacion Andina De Fomento 7.38% 2011....................    1,185,000       1,250,801
                       FirstBank Puerto Rico 7.63% 2005............................      750,000         812,938
                       H. F. Ahmanson & Co. 7.88% 2004.............................      750,000         803,832
                       Hudson United Bank 7.00% 2012...............................    1,000,000       1,113,571
                       PNC Funding Corp. 7.50% 2009................................    2,000,000       2,322,822
                       Swedbank 7.50% 2006*(4).....................................      500,000         555,711
                       United States Bank NA 6.30% 2014............................    3,100,000       3,476,625
                       Financial Services -- 8.2%
                       125 Home Loan Owner Trust 9.26% 2029*(2)....................      693,249         726,395
                       American Achievement Corp. 11.63% 2007......................      300,000         312,750
                       Amvescap, PLC 6.60% 2005....................................      900,000         968,170
                       Boeing Capital Corp. 6.50% 2012.............................    1,000,000       1,064,387
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      464,074         468,715
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         543,796
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         252,597
                       FMR Corp. 7.57% 2029*.......................................    2,200,000       2,624,430
                       Ford Motor Credit Co. 7.38% 2009............................    3,050,000       2,985,996
                       General Motors Acceptance Corp. 6.88% 2011..................      250,000         243,454
                       General Motors Acceptance Corp. 7.50% 2005..................      550,000         584,404
                       Goldman Sachs Group, Inc. 6.60% 2012........................    1,000,000       1,101,507
                       Green Tree Financial Corp. 9.20% 2031.......................      900,000         376,767
                       Household Finance Corp. 5.75% 2007..........................    1,000,000       1,052,224
                       Household Finance Corp. 6.38% 2011..........................      250,000         263,885
                       Lehman Brothers Holdings, Inc. 7.88% 2010...................      250,000         296,713
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         456,946
                       MBIA, Inc. 6.63% 2028.......................................      250,000         249,308
                       MDP Acquisitions, PLC 9.63% 2012*...........................      200,000         207,000
                       MDP Acquisitions, PLC 15.50% 2013*(5).......................      103,831         111,868
                       Merrill Lynch & Co., Inc. 5.50% 2029(2).....................      170,938         168,160
                       Normandy Finance, Ltd. 7.50% 2005*..........................    1,150,000       1,224,112
                       PCA, LLC/PCA Finance Corp. 11.88% 2009......................      225,000         227,250

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Pemex Master Trust 9.13% 2010...............................  $ 2,250,000   $   2,536,875
                       Resolution Funding Corp. zero coupon 2021(7)................      640,000         234,881
                       Salomon, Inc. 7.20% 2004*...................................      525,000         553,980
                       SMFC Trust 4.64% 2003*(4)(2)................................      147,679         113,851
                       Textron Financial Corp. 5.88% 2007..........................    1,500,000       1,586,730
                       Verizon Global Funding Corp. 7.25% 2010.....................    1,500,000       1,702,839
                       Waddell & Reed Financial, Inc. 7.50% 2006...................    1,750,000       1,894,006
                       Insurance -- 3.5%
                       Allstate Corp. 6.13% 2032...................................      250,000         256,810
                       CNA Financial Corp. 6.95% 2018..............................      500,000         443,932
                       Continental Corp. 7.25% 2003................................      750,000         750,118
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,276,699
                       Delphi Funding, LLC 9.31% 2027..............................      800,000         626,144
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000       1,157,460
                       Life Re Capital Trust I 8.72% 2027*.........................    1,000,000       1,087,910
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,850,000       2,092,625
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         536,854
                       Union Central Life Insurance Co. 8.20% 2026*................    1,250,000       1,230,504
                       USF&G Capital II, Series B 8.47% 2027.......................      850,000         887,570
                       USF&G Capital III 8.31% 2046*...............................      250,000         241,811
                                                                                                   --------------
                                                                                                      50,494,124
                                                                                                   --------------
                       HEALTHCARE -- 2.6%
                       Drugs -- 0.1%
                       Merck & Co., Inc. 6.30% 2026................................      350,000         379,120
                       Health Services -- 2.0%
                       Alliance Imaging, Inc. 10.38% 2011..........................      350,000         344,750
                       Anthem, Inc. 6.80% 2012.....................................      700,000         767,928
                       Extendicare Health Services, Inc. 9.50% 2010................      125,000         118,750
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................      450,000         472,500
                       HCA, Inc. 6.95% 2012........................................    1,450,000       1,527,514
                       HCA, Inc. 8.75% 2010........................................      800,000         913,678
                       Magellan Health Services, Inc. 9.00% 2008(8)................      275,000          64,625
                       Magellan Health Services, Inc. 9.38% 2007(8)*...............      200,000         164,000
                       Manor Care, Inc. 8.00% 2008.................................      200,000         210,000
                       UnitedHealth Group, Inc. 7.50% 2005.........................    1,000,000       1,121,804
                       US Oncology, Inc. 9.63% 2012................................      100,000         100,000
                       Vanguard Health Systems, Inc. 9.75% 2011....................      300,000         291,750
                       Medical Products -- 0.5%
                       Advanced Medical Optics, Inc. 9.25% 2010....................      250,000         256,250
                       Alaris Medical Systems, Inc. 9.75% 2006.....................       75,000          76,875
                       Alaris Medical Systems, Inc. 11.63% 2006....................      175,000         199,063
                       Conmed Corp. 9.00% 2008.....................................      150,000         154,500
                       Fisher Scientific International, Inc. 9.00% 2008............      200,000         209,250
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      175,000          84,000
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      475,000         496,375
                       Sybron Dental Specialties, Inc. 8.13% 2012..................      200,000         202,000
                                                                                                   --------------
                                                                                                       8,154,732
                                                                                                   --------------
                       INDUSTRIAL & COMMERCIAL -- 7.6%
                       Aerospace & Military Technology -- 1.4%
                       Alliant Techsystems, Inc. 8.50% 2011........................      275,000         295,625
                       Lockheed Martin Corp. 8.20% 2009............................    1,500,000       1,829,343
                       Raytheon Co. 6.30% 2005.....................................    1,250,000       1,329,033
                       Raytheon Co. 8.20% 2006.....................................      800,000         888,156

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 3.0%
                       Advanstar Communications, Inc. 12.00% 2011..................  $   350,000   $     290,500
                       Advanstar, Inc. 15.00% 2011(3)..............................       75,000          27,750
                       Allied Waste North America, Inc. 7.63% 2006.................      700,000         698,250
                       Allied Waste North America, Inc. 10.00% 2009................      625,000         620,312
                       Brand Services, Inc. 12.00% 2012*...........................      150,000         161,625
                       Brickman Group, Ltd. 11.75% 2009*...........................      150,000         160,313
                       Coinmach Corp. 9.00% 2010...................................      150,000         156,750
                       Continental Global Group, Inc., Series B 11.00% 2007........       75,000          41,250
                       Greif Brothers Corp. 8.88% 2012.............................      300,000         309,000
                       Ingram Micro, Inc., Class A 9.88% 2008......................      300,000         315,375
                       Quebecor Media, Inc. 11.13% 2011............................      325,000         338,000
                       Republic Services, Inc. 6.75% 2011..........................      900,000         986,649
                       SITEL Corp. 9.25% 2006......................................      250,000         235,000
                       Synagro Technologies, Inc. 9.50% 2009.......................      225,000         236,250
                       United Rentals, Inc. 10.75% 2008............................      525,000         519,750
                       USA Waste Services, Inc. 7.13% 2007.........................    2,175,000       2,349,679
                       Vertis, Inc. 10.88% 2009....................................      325,000         334,750
                       Waste Management, Inc. 8.75% 2018...........................      850,000         941,249
                       Yell Finance BV 10.75% 2011.................................      375,000         405,000
                       Electrical Equipment -- 0.1%
                       Oncor Electric Delivery Co. 6.38% 2012*.....................      250,000         259,599
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      250,000         197,812
                       Machinery -- 2.1%
                       AGCO Corp. 9.50% 2008.......................................      175,000         184,625
                       Briggs & Stratton Corp. 7.25% 2007..........................      100,000         100,000
                       Briggs & Stratton Corp. 8.88% 2011..........................      150,000         162,375
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         151,500
                       CLARK Material Handling Co., Series D 10.75% 2006(1)+.......      100,000              10
                       Columbus McKinnon Corp. 8.50% 2008..........................      400,000         288,000
                       Kennametal, Inc. 7.20% 2012.................................    2,400,000       2,519,943
                       Simonds Industries, Inc. 10.25% 2008(1)+....................      150,000          52,500
                       Tekni-Plex, Inc. 12.75% 2010*...............................      125,000         111,875
                       Tekni-Plex, Inc., Series B 12.75% 2010......................      375,000         335,625
                       Tyco International Group SA 4.95% 2003......................      350,000         350,000
                       Tyco International Group SA 5.80% 2006......................      650,000         620,750
                       Tyco International Group SA 6.38% 2005......................      125,000         123,750
                       Tyco International Group SA 6.38% 2006......................      150,000         147,375
                       Tyco International Group SA 6.38% 2011......................    1,400,000       1,302,000
                       Transportation -- 1.0%
                       Allied Holdings, Inc. 8.63% 2007............................      225,000         162,000
                       Ameritruck Distribution Corp. 12.25% 2005(1)(2)+............      100,000               0
                       Burlington Northern and Santa Fe Railway Corp., Series 99-2
                         7.57% 2021................................................      490,610         578,257
                       Canadian Pacific Railway, Ltd. 6.25% 2011...................    1,500,000       1,653,222
                       Holt Group, Inc. 9.75% 2006(1)..............................      100,000           3,000
                       Petroleum Helicopters, Inc. 9.38% 2009......................      250,000         265,937
                       Stena AB 8.75% 2007.........................................      375,000         378,750
                                                                                                   --------------
                                                                                                      23,418,514
                                                                                                   --------------
                       INFORMATION & ENTERTAINMENT -- 13.2%
                       Broadcasting & Media -- 7.8%
                       American Media Operations, Inc. 10.25% 2009.................      225,000         240,750
                       AOL Time Warner, Inc. 6.75% 2011............................    2,900,000       2,986,290
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         522,162
                       Chancellor Media Corp. 8.00% 2008...........................      475,000         520,125
                       Chancellor Media Corp., Series B 8.13% 2007.................      300,000         312,189

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Charter Communications Holdings, LLC 13.50% 2011(3).........  $   125,000   $      40,000
                       Charter Communications Holdings, LLC 9.92% 2011(3)..........    1,250,000         531,250
                       Clear Channel Communications, Inc. 7.65% 2010...............      940,000       1,066,855
                       Comcast Cable Communications, Inc. 6.88% 2009...............    1,000,000       1,062,630
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,217,858
                       Cox Communications, Inc. 6.69% 2004.........................    1,655,000       1,751,463
                       CSC Holdings, Inc. 7.25% 2008...............................      625,000         587,500
                       Dex Media East, LLC 12.13% 2012*............................      375,000         413,438
                       Echostar DBS Corp. 10.38% 2007..............................      450,000         481,500
                       Grupo Televisa SA 8.00% 2011................................    1,700,000       1,738,250
                       Lamar Media Corp. 7.25% 2013*...............................      100,000         102,750
                       Liberty Media Corp. 7.75% 2009..............................      250,000         269,932
                       News America Holdings, Inc. 7.90% 2095......................      450,000         444,307
                       News America Holdings, Inc. 8.00% 2016......................      650,000         729,182
                       News America Holdings, Inc. 8.50% 2005......................      250,000         269,285
                       News America Holdings, Inc. 9.25% 2013......................    1,000,000       1,213,747
                       PRIMEDIA, Inc. 8.88% 2011...................................      150,000         142,500
                       Reed Elsevier Capital, Inc. 6.75% 2011......................    2,000,000       2,227,996
                       RH Donnelley Finance Corp. 10.88% 2012*.....................      150,000         165,000
                       UIH Australia Pacific, Inc., Series B zero coupon
                         2006(1)(2)+...............................................      200,000          10,000
                       Univision Communications, Inc. 7.85% 2011...................    2,000,000       2,252,108
                       Viacom, Inc. 7.70% 2010.....................................    1,250,000       1,470,851
                       XM Satellite Radio, Inc. 14.00% 2009(3).....................      109,425          44,864
                       Leisure & Tourism -- 5.4%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          77,500
                       AMC Entertainment, Inc. 9.50% 2009..........................       50,000          47,750
                       AMC Entertainment, Inc. 9.88% 2012..........................      225,000         214,875
                       AMF Bowling Worldwide, Inc. 13.00% 2008.....................      300,000         313,125
                       Boca Resorts, Inc. 9.88% 2009...............................      150,000         156,375
                       Boyd Gaming Corp. 7.75% 2012*...............................       75,000          73,594
                       Boyd Gaming Corp. 8.75% 2012................................      200,000         209,000
                       Coast Hotels and Casinos, Inc. 9.50% 2009...................      150,000         157,500
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      713,203         531,226
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      246,695         165,422
                       Courtyard by Marriott II 10.75% 2008........................      200,000         201,500
                       Delta Air Lines, Inc. 7.92% 2010............................      750,000         636,006
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         370,500
                       Delta Air Lines, Inc., Series 02-1 6.42% 2012...............      500,000         527,263
                       Hard Rock Hotel, Inc., Series B 9.25% 2005..................      100,000         100,500
                       Harrah's Operating Co., Inc. 7.88% 2005.....................      275,000         290,125
                       Hilton Hotels Corp. 8.25% 2011..............................      500,000         510,000
                       HMH Properties, Inc., Series B 7.88% 2008...................      625,000         584,375
                       International Speedway Corp. 7.88% 2004.....................    3,250,000       3,473,960
                       Intrawest Corp. 10.50% 2010.................................      150,000         156,750
                       Isle of Capri Casinos, Inc. 9.00% 2012......................      150,000         154,125
                       ITT Corp. 6.75% 2005........................................       75,000          75,469
                       Mandalay Resort Group 10.25% 2007...........................      550,000         594,000
                       MGM Grand, Inc. 9.75% 2007..................................      600,000         653,250
                       Mohegan Tribal Gaming Authority 8.00% 2012..................      100,000         102,750
                       Northwest Airlines Corp. 8.07% 2021.........................      562,303         607,679
                       Park Place Entertainment Corp. 8.13% 2011...................      550,000         569,937
                       Penn National Gaming Inc. 11.13% 2008.......................      225,000         246,375
                       Premier Parks, Inc. 10% 2008(3).............................      650,000         624,000
                       Regal Cinemas, Inc., Series B 9.38% 2012....................      325,000         342,062
                       Southwest Airlines Co. 6.50% 2012...........................    1,000,000       1,057,455
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         215,585
                       Starwood Hotels & Resorts Worldwide, Inc. 7.38% 2007*.......      650,000         648,375

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Sun International Hotels, Ltd. 8.88% 2011...................  $   175,000   $     180,250
                       True Temper Sports, Inc., Series B 10.88% 2008..............      175,000         182,219
                       United Air Lines, Inc., Series 00-1 7.73% 2010..............    1,400,000       1,133,118
                       Venetian Casino Resort, LLC 11.00% 2010.....................      250,000         259,375
                       Wynn Las Vegas, LLC 12.00% 2010.............................      125,000         126,875
                                                                                                   --------------
                                                                                                      40,385,027
                                                                                                   --------------
                       INFORMATION TECHNOLOGY -- 7.0%
                       Computers & Business Equipment -- 0.7%
                       Dell Computer Corp. 7.10% 2028..............................    1,000,000       1,113,859
                       Global Imaging Systems, Inc. 10.75% 2007....................      225,000         225,281
                       International Business Machines Corp. 5.37% 2003............      400,000         408,616
                       Xerox Corp. 9.75% 2009*.....................................      500,000         515,000
                       Computer Software -- 0.5%
                       Anteon Corp. 12.00% 2009....................................      131,000         142,790
                       Unisys Corp. 8.13% 2006.....................................    1,350,000       1,404,000
                       Consumer Discretionary -- 0.1%
                       Seagate Technology Hdd Holdings 8.00% 2009..................      150,000         156,750
                       Electronics -- 0.2%
                       AMI Semiconductor, Inc. 10.75% 2013*........................      125,000         124,375
                       Amphenol Corp. 9.88% 2007...................................       90,000          93,713
                       Fairchild Semiconductor Corp. 10.38% 2007...................      250,000         264,375
                       Stoneridge, Inc. 11.50% 2012................................      225,000         226,125
                       Telecommunications -- 5.5%
                       Qwest Communications International, Inc., Series B 7.50%
                         2008......................................................      225,000         186,750
                       AirGate PCS, Inc. 13.50% 2009(3)............................      450,000          36,000
                       Alamosa Holdings, Inc. 12.88% 2010(3).......................      725,000         141,375
                       ALLTEL Corp. 7.00% 2012.....................................    1,500,000       1,698,688
                       AT&T Corp. 7.3% 2011........................................    1,000,000       1,073,466
                       AT&T Wireless Services, Inc. 7.88% 2011.....................      650,000         672,750
                       Block Communications, Inc. 9.25% 2009.......................      200,000         208,500
                       CenturyTel, Inc., Series H 8.38% 2010.......................    2,510,000       2,979,932
                       Global Crossing Holdings, Ltd. 9.50% 2009(1)+...............      475,000          18,406
                       Horizon PCS, Inc. 13.75% 2011...............................      250,000          35,000
                       Lenfest Communications, Inc. 10.50% 2006....................      275,000         307,640
                       Metronet Communications Corp. 10.63% 2008(1)+...............    1,100,000         203,500
                       Metronet Communications Corp. 12.00% 2007(1)+...............      500,000          90,000
                       Nextel Communications, Inc. 9.95% 2008(3)...................      600,000         588,000
                       Nextel Communications, Inc. 9.38% 2009......................      900,000         866,250
                       Nextel Partners, Inc. 12.50% 2009...........................      175,000         164,500
                       Panamsat Corp. 8.50% 2012...................................      375,000         363,750
                       Qwest Services Corp. 8.88% 2012*............................      450,000         465,750
                       Qwest Services Corp. 13.50% 2010*...........................      375,000         393,750
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          66,750
                       SBC Communications, Inc. 5.88% 2012.........................    1,000,000       1,075,237
                       Sprint Capital Corp. 5.88% 2004.............................      100,000          98,500
                       Sprint Capital Corp. 6.38% 2009.............................      350,000         308,000
                       Sprint Capital Corp. 8.75% 2032.............................    1,000,000         915,000
                       Telecom de Puerto Rico 6.65% 2006...........................    2,000,000       2,107,328
                       TeleCorp PCS, Inc. 11.63% 2009(3)...........................      225,000         215,438
                       Tritel PCS, Inc. 10.38% 2011................................    1,007,000       1,117,770
                       Tritel PCS, Inc. 12.75% 2009(3).............................      112,000         106,960
                       Triton PCS, Inc. 11.00% 2008(3).............................      200,000         174,000
                                                                                                   --------------
                                                                                                      21,353,874
                                                                                                   --------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS -- 6.9%
                       Chemicals -- 1.3%
                       Equistar Chemical 10.13% 2008...............................  $   150,000   $     137,250
                       FMC Corp. 10.25% 2009*......................................      150,000         159,000
                       Foamex LP 9.88% 2007........................................      225,000          78,750
                       Foamex LP 10.75% 2009*......................................      175,000         122,500
                       Foamex LP 13.50% 2005.......................................      150,000          52,500
                       General Chemical Industrial Products, Inc. 10.63% 2009......      200,000         119,000
                       Hexcel Corp. 9.75% 2009.....................................      275,000         241,313
                       Huntsman International, LLC 10.13% 2009.....................      275,000         228,250
                       Lyondell Chemical Co. 9.50% 2008............................      300,000         270,000
                       Lyondell Chemical Co. 10.88% 2009...........................      325,000         274,625
                       Monsanto Co. 7.38% 2012.....................................    1,300,000       1,408,187
                       Reliance Industries, Ltd. 8.25% 2027*.......................      500,000         541,565
                       Texas Petrochemicals Corp. 11.13% 2006......................      300,000         178,500
                       United Industries Corp. 9.88% 2009..........................      300,000         306,000
                       Forest Products -- 2.0%
                       Abitibi-Consolidated, Inc. 8.55% 2010.......................    1,000,000       1,093,524
                       Berry Plastics Corp. 10.75% 2012............................      150,000         159,000
                       Georgia-Pacific Corp. 8.13% 2011............................      575,000         523,250
                       Georgia-Pacific Corp. 9.38% 2013*...........................      425,000         422,875
                       Graham Packaging Co., Series B 8.75% 2008*..................      150,000         144,000
                       Graham Packaging/GPC Capital Co. 5.02% 2003(6)..............      200,000         182,000
                       Owens-Illinois, Inc. 7.15% 2005.............................      550,000         536,250
                       Pliant Corp. 13.00% 2010....................................      525,000         455,750
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         220,000
                       Riverwood International Corp. 10.88% 2008...................      375,000         376,875
                       Stone Container Corp. 9.75% 2011............................      200,000         214,000
                       Weyerhaeuser Co. 6.13% 2007.................................    1,300,000       1,386,770
                       Weyerhaeuser Co. 7.38% 2032.................................      500,000         532,873
                       Metals & Minerals -- 3.6%
                       Alltrista Corp. 9.75% 2012..................................      175,000         181,563
                       Associated Materials, Inc. 9.75% 2012.......................      125,000         132,500
                       Barrick Gold Corp. 7.50% 2007...............................    2,000,000       2,270,912
                       Compass Minerals Group, Inc. 10.00% 2011....................      150,000         164,625
                       Euramax International, Ltd. 11.25% 2006.....................      350,000         362,250
                       Great Central Mines Ltd. 8.88% 2008.........................    1,675,000       1,666,625
                       Inco, Ltd. 9.60% 2022.......................................    1,460,000       1,537,897
                       MMI Products, Inc., Series B 11.25% 2007....................      425,000         361,250
                       Neenah Corp., Series B 11.13% 2007..........................      250,000          95,000
                       Neenah Corp., Series F 11.13% 2007..........................      125,000          47,500
                       Noranda, Inc. 8.13% 2004....................................    1,750,000       1,811,264
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,777,904
                       Republic Engineered Products, LLC 10.00% 2009...............       28,235           2,400
                       Republic Technologies International, LLC 13.75%
                         2009(1)(2)+...............................................      150,000               0
                       Russell-Stanley Holdings, Inc. 9.00% 2008*(5)...............       10,968           4,387
                       Ryerson Tull, Inc. 9.13% 2006...............................      200,000         188,153
                       Salt Holdings Corp. 12.75% 2012*(3).........................      175,000         103,250
                       Unifrax Investment Corp. 10.50% 2003........................      179,000         179,000
                                                                                                   --------------
                                                                                                      21,251,087
                                                                                                   --------------
                       MUNICIPAL BONDS -- 0.3%
                       Municipal Bonds -- 0.3%
                       Atlanta & Fulton County Georgia Recreation Authority 7.00%
                         2028......................................................      500,000         557,155
                       McKeesport, Pennsylvania 7.30% 2020.........................      250,000         266,402
                                                                                                   --------------
                                                                                                         823,557
                                                                                                   --------------

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.6%
                       Foreign Government -- 0.6%
                       Ontario Province Canada 4.38% 2013..........................  $ 1,650,000   $   1,645,215
                       Republic of Columbia 7.25% 2003.............................      250,000         250,000
                                                                                                   --------------
                                                                                                       1,895,215
                                                                                                   --------------
                       REAL ESTATE -- 1.4%
                       Real Estate Companies -- 0.2%
                       EOP Operating LP 7.75% 2007.................................      250,000         282,116
                       Susa Partnership LP 8.20% 2017..............................      250,000         318,408
                       Real Estate Investment Trusts -- 1.2%
                       Apache Finance Property, Ltd. 7.00% 2009....................      550,000         625,721
                       Felcor Lodging LP 8.50% 2011................................      100,000          94,000
                       MeriStar Hospitality Corp., Series 9.13% 2011*..............      275,000         221,375
                       Price REIT, Inc. 7.50% 2006.................................      750,000         828,769
                       RFS Partnership LP 9.75% 2012...............................      225,000         227,813
                       Simon Property Group, LP 6.35% 2012*........................      800,000         836,005
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         931,797
                                                                                                   --------------
                                                                                                       4,366,004
                                                                                                   --------------
                       U.S. GOVERNMENT & AGENCIES -- 8.7%
                       U.S. Government Agencies -- 6.1%
                       Federal National Mtg. Assoc. 4.38% 2012.....................    3,500,000       3,472,136
                       Federal National Mtg. Assoc. 5.00% 2017.....................    4,906,147       5,013,655
                       Federal National Mtg. Assoc. 6.13% 2012.....................    3,000,000       3,383,403
                       Federal National Mtg. Assoc. 6.50% 2029.....................    2,252,468       2,348,157
                       Federal National Mtg. Assoc. 6.50% 2031.....................      406,506         423,762
                       Federal National Mtg. Assoc. 6.50% 2032.....................    1,935,807       2,017,941
                       Government National Mtg. Assoc. 5.50% 2032..................    1,948,029       1,991,959
                       U.S. Treasuries -- 2.6%
                       United States Treasury Bonds 6.00% 2026.....................    7,000,000       7,952,112
                                                                                                   --------------
                                                                                                      26,603,125
                                                                                                   --------------
                       UTILITIES -- 1.7%
                       Electric Utilities -- 1.2%
                       BRL Universal Equipment 2001 A., LP 8.88% 2008..............      250,000         262,500
                       Illinois Power Co. 11.50% 2010*.............................      150,000         148,500
                       Israel Electric Corp., Ltd. 7.75% 2009*.....................      500,000         520,053
                       Israel Electric Corp., Ltd. 7.88% 2026*.....................    1,250,000       1,140,986
                       Israel Electric Corp., Ltd. 7.95% 2011*.....................    1,650,000       1,712,822
                       Gas & Pipeline Utilities -- 0.5%
                       El Paso Energy Corp. 6.75% 2009.............................      225,000         174,375
                       El Paso Energy Corp. 6.95% 2007.............................      250,000         197,500
                       El Paso Energy Corp. 8.05% 2030.............................      250,000         171,250
                       El Paso Energy Partners LP 10.63% 2012*.....................      125,000         133,750
                       Tennessee Gas Pipeline Co. 8.38% 2032.......................       75,000          67,500
                       Transcontinental Gas Pipe Line Corp., Series B 7.00% 2011...      100,000          93,500
                       Williams Cos., Inc. 6.50% 2006..............................      125,000         100,625
                       Williams Cos., Inc. 7.63% 2019..............................      200,000         141,000
                       Williams Cos., Inc. 7.88% 2021..............................      375,000         264,375
                                                                                                   --------------
                                                                                                       5,128,736
                                                                                                   --------------
                       TOTAL BONDS & NOTES (cost $271,643,320).....................                  273,259,070
                                                                                                   --------------

                                                           ---------------------

                       COMMON STOCK -- 0.1%                                            SHARES
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism -- 0.0%
                       AMF Bowling Worldwide, Inc.+................................  $       250   $       4,213
                                                                                                   --------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Call-Net Enterprises, Inc., Class B+........................        7,520           5,941
                       NTL, Inc.+..................................................       10,016         139,923
                       Viatel Holding (Bermuda), Ltd...............................        1,383           1,383
                                                                                                   --------------
                                                                                                         147,247
                                                                                                   --------------
                       MATERIALS -- 0.0%
                       Metals & Minerals -- 0.0%
                       Russell-Stanley Holdings, Inc.+*(2).........................        1,500              15
                                                                                                   --------------
                       TOTAL COMMON STOCK (cost $2,333,790)........................                      151,475
                                                                                                   --------------

                       PREFERRED STOCK -- 1.7%
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 1.2%
                       Financial Services -- 1.2%
                       Citigroup, Inc., Series F 6.365%............................       42,000       2,230,200
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,498,125
                                                                                                   --------------
                                                                                                       3,728,325
                                                                                                   --------------
                       INFORMATION & ENTERTAINMENT -- 0.2%
                       Broadcasting & Media -- 0.2%
                       PRIMEDIA, Inc., Series F 9.20%..............................        5,825         401,925
                       Sinclair Broadcast Group, Inc. 11.625%......................        1,250         132,500
                                                                                                   --------------
                                                                                                         534,425
                                                                                                   --------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       McLeodUSA, Inc. 2.50%.......................................        2,455           8,052
                       NTL Europe, Inc. Preferred 10.00%...........................           14              45
                                                                                                   --------------
                                                                                                           8,097
                                                                                                   --------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       ProLogis Trust, Series C 8.54%..............................       20,000       1,057,500
                                                                                                   --------------
                       TOTAL PREFERRED STOCK (cost $5,462,643).....................                    5,328,347
                                                                                                   --------------

                       WARRANTS -- 0.0%+
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Retail -- 0.0%
                       Jostens, Inc. Expires 05/01/2010(2).........................          125           3,125
                                                                                                   --------------
                       FINANCE -- 0.0%
                       Financial Services -- 0.0%
                       Olympic Financial, Ltd. Expires 03/15/2007 (2)..............        1,300   $          13
                                                                                                   --------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Advanstar Holdings Corp. Expires 10/15/2011(2)..............           75               1
                                                                                                   --------------

---------------------

                                           WARRANTS (CONTINUED)                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       UIH Australia Pacific, Inc. Expires 05/15/2006(2)...........          100   $           0
                       XM Satellite Radio Holdings, Inc. Expires 12/31/2009........           75          15,000
                       XM Satellite Radio, Inc. Expires 03/15/2010.................          125              31
                       Leisure & Tourism -- 0.0%
                       AMF Bowling Worldwide, Inc. Expires 03/09/2009..............          590           1,328
                       AMF Bowling Worldwide, Inc. Expires 03/09/2009..............          576           1,152
                                                                                                   --------------
                                                                                                          17,511
                                                                                                   --------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       McLeodUSA, Inc. Expires 04/16/2007..........................        5,443           1,197
                                                                                                   --------------
                       MATERIALS -- 0.0%
                       Forest Products -- 0.0%
                       Pliant Corp. Expires 06/01/2010.............................          100             100
                       Metals & Minerals -- 0.0%
                       Republic Technologies International, LLC Expires
                         07/15/2009(2).............................................          150               0
                                                                                                   --------------
                                                                                                             100
                                                                                                   --------------
                       TOTAL WARRANTS (cost $125,547)..............................                       21,947
                                                                                                   --------------
                       TOTAL INVESTMENT SECURITIES (cost $279,565,300).............                  278,760,839
                                                                                                   --------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 7.4%                                   AMOUNT
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 7.4%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.75%
                         due 02/03/03
                         (cost $22,511,000)........................................  $22,511,000      22,511,000
                                                                                                   --------------
                       TOTAL INVESTMENTS --
                         (cost $302,076,300)                98.3%                                    301,271,839
                       Other assets less liabilities --      1.7                                       5,346,165
                                                           ------                                  --------------
                       NET ASSETS --                       100.0%                                  $ 306,618,004
                                                           ------                                  ==============
                                                           ------

              -----------------------------

              *   Securities exempt from registration under Rule 144A of the
                  Securities Act of 1933. These securities may be sold in
                  transactions exempt from registration, normally to qualified institutional buyers.
              +   Non-income producing security.
              (1) Bond in default.
              (2) Fair valued security; see Note 2.
              (3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
              (4) Variable rate security -- the rate reflected is as of January
                  31, 2003; maturity date reflects next reset date.
              (5) PIK ("Payment-In-Kind") payment made with additional
                  securities in lieu of cash.
              (6) Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of January 31, 2003.
              (7) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
              (8) On March 11, 2003, the company filed for reorganization under
                  Chapter 11 of the U.S. Bankruptcy Code. Federated Investment
                  Counseling, the subadviser for the Portfolio is a party to negotiations and is restricted from trading the issue prior to completion of the reorganization.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO
    Goldman Sachs Asset Management International                      INVESTMENT
                                                   PORTFOLIO -- JANUARY 31, 2003

                                                                                        PRINCIPAL
                                                                                          AMOUNT
                                                                                     (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 65.4%                 LOCAL CURRENCY)        VALUE
                       ----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.2%
                       Government of Australia 6.50% 2013..........................  AUD      400,000   $    258,494
                                                                                                        -------------
                       BELGIUM -- 1.9%
                       Kingdom of Belgium 4.75% 2005...............................  EUR      700,000        789,052
                       Kingdom of Belgium 5.50% 2028...............................  EUR      600,000        713,820
                       Kingdom of Belgium 6.50% 2005...............................  EUR    1,100,000      1,274,317
                                                                                                        -------------
                                                                                                           2,777,189
                                                                                                        -------------
                       CANADA -- 6.7%
                       Government of Canada 5.25% 2012@............................  CAD    9,000,000      5,987,238
                       Government of Canada 6.00% 2011.............................  CAD    3,900,000      2,734,492
                       Government of Canada 8.00% 2027.............................  CAD      500,000        435,220
                       North American Capital Corp. 8.25% 2003 (Finance)...........  GBP      300,000        504,784
                                                                                                        -------------
                                                                                                           9,661,734
                                                                                                        -------------
                       CAYMAN ISLAND -- 0.5%
                       Santander Financial Issuances, Ltd. 7.88% 2005 (Finance)....  USD      600,000        655,669
                                                                                                        -------------
                       DENMARK -- 5.8%
                       Kingdom of Denmark 6.00% 2011...............................  DKK   25,000,000      4,090,975
                       Kingdom of Denmark 8.00% 2003@..............................  DKK   29,000,000      4,246,968
                                                                                                        -------------
                                                                                                           8,337,943
                                                                                                        -------------
                       FRANCE -- 12.5%
                       France Telecom 7.25% 2013 (Information Technology)..........  EUR      600,000        638,420
                       French Treasury Notes 3.50% 2004@...........................  EUR    3,100,000      3,369,609
                       Government of France 5.50% 2010.............................  EUR      900,000      1,066,758
                       Government of France 5.50% 2029.............................  EUR    1,600,000      1,907,928
                       Government of France 6.50% 2006@............................  EUR    6,500,000      7,810,510
                       Government of France 8.50% 2019.............................  EUR    1,500,000      2,357,615
                       Natexis Banques Populaires 7.00% 2005 (Finance).............  USD      800,000        878,836
                                                                                                        -------------
                                                                                                          18,029,676
                                                                                                        -------------
                       GERMANY -- 2.9%
                       Federal Republic of Germany 5.00% 2012......................  EUR      600,000        692,827
                       Federal Republic of Germany 5.50% 2031......................  EUR    2,300,000      2,760,320
                       Federal Republic of Germany 6.25% 2024......................  EUR      600,000        774,942
                                                                                                        -------------
                                                                                                           4,228,089
                                                                                                        -------------
                       ITALY -- 2.3%
                       Republic of Italy 4.38% 2006................................  EUR      600,000        629,344
                       Republic of Italy 5.25% 2029................................  EUR    1,400,000      1,585,923
                       Republic of Italy 6.00% 2031................................  EUR      300,000        377,463
                       Republic of Italy 6.50% 2027................................  EUR      500,000        664,507
                                                                                                        -------------
                                                                                                           3,257,237
                                                                                                        -------------

---------------------

                                                                                        PRINCIPAL
                                                                                          AMOUNT
                                                                                     (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                LOCAL CURRENCY)        VALUE
                       ----------------------------------------------------------------------------------------------
                       JAPAN -- 10.2%
                       Development Bank of Japan 1.70% 2022........................  JPY   75,000,000   $    661,861
                       Government of Japan 1.30% 2011..............................  JPY  720,000,000      6,317,369
                       Government of Japan 1.30% 2012#.............................  JPY  555,000,000      4,828,923
                       Government of Japan 1.90% 2010..............................  JPY  140,000,000      1,277,396
                       Government of Japan 1.90% 2021..............................  JPY  150,000,000      1,378,534
                       Government of Japan 2.50% 2020..............................  JPY   20,000,000        200,954
                                                                                                        -------------
                                                                                                          14,665,037
                                                                                                        -------------
                       LUXEMBOURG -- 2.0%
                       Sogerim 7.00% 2011 (Information Technology).................  EUR    1,200,000      1,428,316
                       Tyco International Group SA 5.50% 2008 (Industrial &
                         Commercial)...............................................  EUR      700,000        674,972
                       Tyco International Group SA 6.13% 2007(Industrial &
                         Commercial)...............................................  EUR      720,000        724,916
                                                                                                        -------------
                                                                                                           2,828,204
                                                                                                        -------------
                       NETHERLANDS -- 1.9%
                       Deutsche Telekom International Finance BV 7.75% 2003
                         (Information Technology)..................................  USD    1,100,000      1,192,543
                       Government of Netherlands 4.00% 2005........................  EUR      500,000        552,440
                       Imperial Tobacco Overseas BV 7.13% 2009 (Consumer
                         Staples)..................................................  USD      800,000        881,054
                       TPSA Eurofinance BV 6.63% 2006 (Information Technology).....  EUR      150,000        162,977
                                                                                                        -------------
                                                                                                           2,789,014
                                                                                                        -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2004 (Finance)...................  USD      700,000        755,716
                                                                                                        -------------
                       SPAIN -- 4.8%
                       Kingdom of Spain 4.00% 2010@................................  EUR    6,300,000      6,882,238
                                                                                                        -------------
                       SWEDEN -- 4.7%
                       Kingdom of Sweden 3.50% 2006................................  SEK   26,000,000      2,987,219
                       Kingdom of Sweden 8.00% 2007................................  SEK   28,000,000      3,772,808
                                                                                                        -------------
                                                                                                           6,760,027
                                                                                                        -------------
                       UNITED KINGDOM -- 8.5%
                       British Telecommunications, PLC 8.13% 2010@ (Information
                         Technology)...............................................  USD    1,360,000      1,623,180
                       Gallaher Group, PLC 4.88% 2005 (Consumer Staples)...........  EUR    1,400,000      1,540,278
                       Lehman Brothers Holdings, PLC 6.95% 2004 (Finance)..........  GBP      800,000      1,356,535
                       Midland Bank, PLC 8.63% 2004 (Finance)......................  USD    1,300,000      1,449,395
                       Royal Bank of Scotland Group, PLC 5.25% 2008 (Finance)......  GBP    1,200,000        698,622
                       United Kingdom Treasury 5.00% 2012..........................  GBP      700,000      1,212,839
                       United Kingdom Treasury 6.75% 2004..........................  GBP      300,000        519,378
                       United Kingdom Treasury 7.25% 2007..........................  GBP      570,000      1,068,193
                       United Kingdom Treasury 8.50% 2005..........................  GBP      300,000        555,516
                       United Kingdom Treasury 8.75% 2017..........................  GBP      100,000        241,672
                       United Utilities, PLC 6.45% 2008 (Utilities)................  USD      400,000        420,298
                       Vodafone Airtouch, PLC 7.63% 2005 (Information
                         Technology)...............................................  USD    1,400,000      1,538,040
                                                                                                        -------------
                                                                                                          12,223,946
                                                                                                        -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $81,825,294)..............                       94,110,213
                                                                                                        -------------

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                          AMOUNT
                                                                                     (DENOMINATED IN
                                     DOMESTIC BONDS & NOTES -- 30.9%                 LOCAL CURRENCY)        VALUE
                       ----------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 11.2%
                       Alabama Power Co. 4.88% 2004 (Energy).......................  USD      800,000   $    829,848
                       Ameritech Capital Funding Corp. 5.88% 2003 (Information
                         Technology)...............................................  USD      800,000        801,268
                       Associates Corp. of North America 5.80% 2004@ (Finance).....  USD    1,200,000      1,258,282
                       Cendant Corp. 7.38% 2013 (Industrial & Commercial)..........  USD      350,000        352,351
                       CIT Group, Inc. 5.50% 2005 (Finance)........................  USD      430,000        467,825
                       Citicorp 5.50% 2010 (Finance)...............................  DEM    1,400,000        793,987
                       Citigroup, Inc. 6.75% 2005 (Finance)........................  USD      400,000        443,905
                       Citizens Communications Co. 9.00% 2031 (Information
                         Technology)...............................................  USD      140,000        163,821
                       Citizens Communications Co. 9.25% 2011 (Information
                         Technology)...............................................  USD      210,000        247,548
                       Comcast Cable Communications, Inc. 8.38% 2007 (Information &
                         Entertainment)............................................  USD      500,000        560,522
                       Countrywide Home Loans, Inc. 5.25% 2005 (Finance)...........  DEM    1,200,000        675,140
                       DaimlerChrysler NA Holding Corp. 7.50% 2006 (Consumer
                         Discretionary)............................................  GBP      400,000        697,130
                       General Electric Capital Corp. 5.00% 2007 (Finance).........  USD      800,000        843,381
                       General Motors Acceptance Corp. 7.00% 2005 (Finance)........  USD      360,000        401,773
                       General Motors Acceptance Corp. 7.00% 2012 (Finance)........  USD      250,000        245,432
                       Household Finance Corp. 5.88% 2008 (Finance)................  EUR    1,200,000      1,342,094
                       KFW International Finance, Inc. 7.63% 2003 (Finance)........  GBP    1,000,000      1,699,481
                       KN Energy, Inc. 6.45% 2003 (Utilities)......................  USD      600,000        601,349
                       Simon Property Group, Inc. 7.13% 2005 (Real Estate).........  USD      300,000        324,938
                       Spieker Properties, Inc. 6.90% 2004 (Real Estate)...........  USD      600,000        626,128
                       Sprint Capital Corp. 6.00% 2007 (Information Technology)....  USD      130,000        118,300
                       Tyson Foods, Inc. 7.25% 2006 (Consumer Staples).............  USD      500,000        552,523
                       Verizon Global Funding Corp. 6.13% 2007 (Information
                         Technology)...............................................  USD      640,000        695,870
                       Viacom, Inc. 6.40% 2006 (Information & Entertainment).......  USD      700,000        762,065
                       Washington Mutual, Inc. 8.25% 2005 (Finance)................  USD      630,000        705,718
                                                                                                        -------------
                                                                                                          16,210,679
                                                                                                        -------------
                       U.S. GOVERNMENT & AGENCIES -- 19.7%
                       Federal Home Loan Mtg. Corp. 4.50% 2004.....................  USD    2,500,000      2,738,135
                       Federal Home Loan Mtg. Corp. 5.13% 2012@....................  USD    1,400,000      1,417,110
                       Federal National Mtg. Assoc. 5.00% 2099 TBA.................  USD    4,000,000      4,046,248
                       United States Treasury Bonds 6.25% 2030@....................  USD    1,800,000      2,137,290
                       United States Treasury Bonds 7.50% 2024@....................  USD    2,900,000      3,877,845
                       United States Treasury Bonds 8.13% 2019@....................  USD    3,800,000      5,250,532
                       United States Treasury Bonds 8.88% 2017@....................  USD    1,100,000      1,593,582
                       United States Treasury Notes 3.25% 2007.....................  USD    1,000,000      1,015,625
                       United States Treasury Notes 3.50% 2006@....................  USD    1,700,000      1,755,118
                       United States Treasury Notes 3.63% 2008@....................  USD    1,458,886      1,604,090
                       United States Treasury Notes 5.63% 2008@....................  USD    2,600,000      2,916,061
                                                                                                        -------------
                                                                                                          28,351,636
                                                                                                        -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $41,361,205).............                       44,562,315
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $123,186,499).............                      138,672,528
                                                                                                        -------------

---------------------

                                                                                           PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.9%                         AMOUNT          VALUE
                       ----------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.9%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.25% due
                         02/03/03@
                         (cost $2,679,000)..............................................  $ 2,679,000   $  2,679,000
                                                                                                        -------------

                       TOTAL INVESTMENTS --
                         (cost $125,865,499)                                     $98.2%                    $141,351,528
                       Other assets less liabilities --                          1.8 ..                       2,587,082
                                                                                 ------                    -------------
                       NET ASSETS --                                             100.0%                    $143,938,610
                                                                                 ======                    =============

              -----------------------------

              TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
              # The security or a portion thereof represents collateral for TBA. @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                                        UNREALIZED
                       NUMBER OF                                        EXPIRATION    VALUE AT       VALUE AS OF      APPRECIATION/
                       CONTRACTS               DESCRIPTION                 DATE      TRADE DATE    JANUARY 31, 2003   (DEPRECIATION)
                       -------------------------------------------------------------------------------------------------------------
                        85 Long    Canada 10 Year Bond................  March 2003   $ 5,853,833     $ 5,918,255        $  64,422
                         3 Long    Japan 10 Year Bond.................  March 2003     3,537,684       3,571,535           33,851
                         3 Long    Euro--Bund 10 Year Future..........  March 2003       356,815         370,035           13,220
                        25 Long    U.S. Treasury 10 Year Note.........  March 2003     2,858,294       2,853,516           (4,778)
                         4 Short   Euro-Bob 1 5 Year Future...........  March 2003       468,072         480,542          (12,470)
                       209 Short   U.S. Treasury 5 Year Note..........  March 2003    23,226,018      23,519,031         (293,013)
                                                                                                                        ---------
                                                                                                                        $(198,768)
                                                                                                                        =========

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT                IN            DELIVERY    GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR         DATE        APPRECIATION
                       -----------------------------------------------------------------------
                       AUD*      9,136,619   USD    5,339,000    04/11/2003      $  18,581
                       JPY   1,760,274,685   USD   14,904,951    02/28/2003        215,185
                       JPY*    794,957,555   USD    6,709,000    04/11/2003         64,416
                       NOK*     46,456,587   USD    6,665,000    04/11/2003         53,531
                       USD*      9,242,544   AUD   16,086,225    04/11/2003        124,756
                       USD*      1,329,000   CAD    2,078,875    04/11/2003         27,387
                       USD*      9,318,000   EUR    8,769,453    04/11/2003         72,579
                       USD*      7,974,288   GBP    4,959,810    04/11/2003        143,277
                       USD*     13,239,129   SEK  115,179,038    04/11/2003         68,024
                                                                                 ---------
                                                                                   787,736
                                                                                 ---------

              ------------------------------------------------------------------

                            CONTRACT                IN            DELIVERY    GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR         DATE        DEPRECIATION
                       -----------------------------------------------------------------------
                       CAD      14,155,295   USD    9,054,174    03/19/2003        (191,727)
                       CAD*      8,240,606   USD    5,295,907    04/11/2003         (80,775)
                       CHF*     18,334,875   USD   13,276,688    04/11/2003        (146,719)
                       DKK      59,403,000   USD    8,531,849    02/24/2003         (40,162)
                       EUR*     44,040,733   USD   47,083,392    02/24/2003        (165,828)
                       EUR*     10,432,047   USD   11,053,553    04/11/2003        (117,379)
                       EUR*      7,994,375   DKK   59,403,000    04/11/2003          (5,288)
                       GBP       4,843,692   USD    7,761,532    02/25/2003        (191,633)
                       GBP*      4,131,732   USD    6,652,000    04/11/2003        (110,275)
                       SEK      56,561,550   USD    6,297,702    03/18/2003        (247,879)
                       SEK*     57,747,227   USD    6,671,000    04/11/2003            (797)
                       USD*        223,714   EUR      206,951    02/24/2003          (1,686)
                       USD*      4,037,000   CHF    5,493,544    04/11/2003         (15,043)
                       USD*      7,924,267   JPY  934,174,642    04/11/2003        (116,049)
                       USD*      9,233,092   NOK   64,513,301    04/11/2003         (51,882)
                                                                                -----------
                                                                                 (1,483,122)
                                                                                -----------
                                Net Unrealized Appreciation
                                  (Depreciation)...........................     $  (695,386)
                                                                                ===========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                       AUD - Australian Dollar             DKK - Danish Krone                  NOK- Norwegian Krone
                       CAD - Canadian Dollar               EUR - Euro                          SEK - Swedish Krona
                       CHF - Swiss Franc                   GBP - Pound Sterling                USD - United States Dollar
                       DEM- Deutsche Mark                  JPY - Japanese Yen

              See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 93.6%                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.3%
                       Apparel & Textiles -- 1.2%
                       Big 5 Corp., Series B 10.88% 2007...........................  $  530,000   $    553,850
                       Levi Strauss & Co. 6.80% 2003...............................     150,000        150,750
                       Levi Strauss & Co. 7.00% 2006...............................     325,000        289,250
                       Levi Strauss & Co. 12.25% 2012*.............................   1,950,000      1,940,250
                       Automotive -- 1.0%
                       Diamond Triumph Autoglass 9.25% 2008........................     875,000        708,750
                       Lear Corp., Series B 8.11% 2009.............................     350,000        378,875
                       Pep Boys 6.92% 2006.........................................   1,500,000      1,430,625
                       Housing -- 2.0%
                       Beazer Homes USA, Inc. 8.88% 2008...........................     460,000        479,550
                       Champion Enterprises, Inc. 7.63% 2009.......................     475,000        261,250
                       Champion Home Builders Co. 11.25% 2007......................     550,000        481,250
                       International Utility Structures, Inc. 10.75% 2008..........   3,329,000      1,731,080
                       Lennar Corp. 9.95% 2010.....................................     450,000        516,375
                       MDC Holdings, Inc. 8.38% 2008...............................   1,100,000      1,145,375
                       Oakwood Homes Corp. 7.88% 2004(2)+..........................     950,000        237,500
                       Retail -- 2.1%
                       Amerigas Partners/Eagle Finance 8.88% 2011..................     600,000        642,000
                       Cole National Group, Inc. 8.88% 2012........................     500,000        470,000
                       Collins & Aikman Floorcovering, Series B 9.75% 2010.........     750,000        759,375
                       Dillard's, Inc. 6.43% 2004..................................     400,000        400,000
                       J.C. Penney Co., Inc. 7.38% 2008............................   1,000,000      1,015,000
                       Rite Aid Corp. 11.25% 2008..................................     750,000        708,750
                       Saks, Inc. 7.38% 2019.......................................     600,000        495,000
                       Saks, Inc. 9.88% 2011.......................................     475,000        489,250
                                                                                                  -------------
                                                                                                    15,284,105
                                                                                                  -------------
                       CONSUMER STAPLES -- 3.3%
                       Food, Beverage & Tobacco -- 3.3%
                       Agrilink Foods, Inc. 11.88% 2008............................   1,900,000      2,052,000
                       Cott Beverages, Inc. 8.00% 2011.............................     500,000        530,000
                       Del Monte Corp. 8.63% 2012*.................................     575,000        592,250
                       Doane Pet Care Co. 9.75% 2007...............................     708,000        569,940
                       Dole Food Co., Inc. 6.38% 2005..............................   1,100,000      1,171,500
                       Dole Food Co., Inc. 7.25% 2009..............................     600,000        585,000
                       Fleming Cos., Inc. 10.13% 2008..............................   1,125,000        798,750
                       Fleming Cos., Inc. 10.63% 2007..............................   1,350,000        675,000
                       Great Atlantic & Pacific Tea, Inc. 9.13% 2011...............     600,000        445,500
                       Royster-Clark, Inc. 10.25% 2009.............................     175,000        134,313
                       Smithfield Foods, Inc. 8.00% 2009...........................     500,000        496,250
                                                                                                  -------------
                                                                                                     8,050,503
                                                                                                  -------------
                       EDUCATION -- 0.4%
                       Education -- 0.4%
                       Kinder Care Learning Centers, Inc. 9.50% 2009...............   1,000,000        991,250
                                                                                                  -------------

---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 5.9%
                       Energy Services -- 2.3%
                       Belco Oil & Gas Corp., Series B 8.88% 2007..................  $  250,000   $    262,500
                       Bluewater Finance, Ltd. 10.25% 2012#........................     825,000        808,500
                       Edison Mission Energy 10.00% 2008...........................   1,600,000        880,000
                       Grant Prideco, Inc. 9.00% 2009*.............................     325,000        337,188
                       Hanover Equipment Trust 8.50% 2008*.........................   1,025,000        968,625
                       Mirant Americas Generation, Inc., LLC 8.30% 2011............   1,175,000        705,000
                       TECO Energy, Inc. 10.50% 2007*..............................   1,600,000      1,664,000
                       Energy Sources -- 3.6%
                       AES Drax Energy, Ltd., Series B 11.50% 2010(2)+.............   4,590,000         91,800
                       Calpine Canada Energy Finance 8.50% 2008....................   2,275,000      1,057,875
                       Calpine Corp. 8.75% 2007....................................     725,000        340,750
                       Chesapeake Energy Corp. 7.75% 2015*.........................     400,000        406,000
                       Chesapeake Energy Corp. 9.00% 2012*.........................     225,000        241,875
                       Encore Acquisition Co. 8.38% 2012*..........................   1,300,000      1,365,000
                       Forest Oil Corp. 7.75% 2014.................................     775,000        782,750
                       Forest Oil Corp. 8.00% 2011.................................     150,000        156,750
                       Frontier Oil Corp. 9.13% 2006...............................      30,000         28,950
                       Frontier Oil Corp. 11.75% 2009..............................   1,025,000      1,081,375
                       KCS Energy, Inc. 8.88% 2006.................................     625,000        487,500
                       Lone Star Technologies, Inc. 9.00% 2011.....................      75,000         70,125
                       Tesoro Petroleum Corp. 9.63% 2012...........................     950,000        617,500
                       Tiverton/Rumford Power Assoc., Ltd. 9.00% 2018*.............     600,000        324,000
                       Tri-Union Development Corp. 12.50% 2006(1)..................   1,999,500        829,792
                       Westport Resources Corp. 8.25% 2011.........................     400,000        422,000
                       Westport Resources Corp. 8.25% 2011*........................     325,000        342,875
                                                                                                  -------------
                                                                                                    14,272,730
                                                                                                  -------------
                       FINANCE -- 7.3%
                       Financial Services -- 5.9%
                       American Tower Escrow Corp. zero coupon 2008*(3)............   1,350,000        793,125
                       AmeriCredit Corp. 9.25% 2009*...............................     200,000        114,000
                       AmeriCredit Corp. 9.88%, Series B 2006......................   1,575,000        913,500
                       Athena Neurosciences Finance, LLC 7.25% 2008................   2,800,000      2,086,000
                       Bear Island Paper Co., LLC, Series B 10.00%, 2007...........   2,125,000      1,806,250
                       Caithness Coso Funding Corp. 9.05% 2009.....................      23,204         23,436
                       Dana Credit Corp. 8.38% 2007*...............................     675,000        639,563
                       ESI Tractebel Acquisition Corp., Series B 7.99% 2011........     712,000        682,886
                       Finova Group, Inc. 7.50% 2009...............................   2,250,000        815,625
                       H&E Equipment Services, LLC 11.13% 2012*....................     425,000        310,250
                       Jet Equipment Trust 8.24% 2012*.............................   1,402,257        371,598
                       LaBranche & Co., Inc. 12.00% 2007...........................     675,000        756,000
                       Nexstar Finance, LLC 12.00% 2008............................     900,000        985,500
                       PCA LLC/PCA Finance Corp. 11.88% 2009.......................   1,000,000      1,010,000
                       Terra Capital, Inc. 12.88% 2008.............................   1,500,000      1,627,500
                       Trump's Castle Funding, Inc. 11.75% 2003....................   1,525,000      1,494,500
                       Insurance -- 1.4%
                       Chukchansi Economic Development Authority 14.50% 2009*......   1,550,000      1,565,500
                       Fairfax Financial Holdings, Ltd. 7.38% 2006.................   1,900,000      1,434,021
                       Freemont General Corp. 7.88% 2009...........................     550,000        423,500
                                                                                                  -------------
                                                                                                    17,852,754
                                                                                                  -------------
                       HEALTHCARE -- 6.2%
                       Drugs -- 1.4%
                       AmeriSourceBergen Corp. 7.25% 2012*.........................   1,400,000      1,435,000
                       AmeriSourceBergen Corp. 8.13% 2008..........................     250,000        266,875

                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Express Scripts, Inc. 9.63% 2009............................  $  850,000   $    924,375
                       PharMerica, Inc. 8.38% 2008.................................     694,000        688,795
                       Health Services -- 3.3%
                       Columbia/HCA, Inc. 6.91% 2005...............................      85,000         90,439
                       Columbia/HCA, Inc. 6.95% 2012...............................   1,100,000      1,158,804
                       Healthsouth Corp. 7.63% 2012................................     175,000        150,937
                       Healthsouth Corp. 8.38% 2011................................   1,025,000        891,750
                       Healthsouth Corp. 10.75% 2008...............................   2,000,000      1,760,000
                       IASIS Healthcare Corp. 13.00% 2009..........................   1,600,000      1,744,000
                       Insight Health Services Corp., Series B 9.88% 2011..........     145,000        140,288
                       Medpartners, Inc. 7.38% 2006................................     400,000        410,000
                       Tenet Healthcare Corp. 5.38% 2006...........................     950,000        916,750
                       Tenet Healthcare Corp. 6.50% 2012...........................     375,000        357,187
                       Tenet Healthcare Corp. 7.38% 2013...........................     550,000        541,750
                       Medical Products -- 1.5%
                       ALARIS Medical Systems, Inc. 9.75% 2006.....................     500,000        512,500
                       ALARIS Medical, Inc. 8.13% 2008(4)..........................     500,000        492,500
                       Physician Sales & Service, Inc. 8.50% 2007..................   1,030,259      1,071,469
                       Universal Hospital Services, Inc. 10.25% 2008...............   1,700,000      1,623,500
                                                                                                  -------------
                                                                                                    15,176,919
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 8.8%
                       Aerospace & Military Technology -- 1.0%
                       Decrane Aircraft Holdings 12.00% 2008.......................     500,000        201,250
                       K&F Industries, Inc. 9.25% 2007.............................     515,000        535,600
                       L-3 Communications Corp. 7.63% 2012.........................     600,000        627,000
                       Moog, Inc. Series B 10.00% 2006.............................     750,000        755,625
                       Transdigm, Inc. 10.38% 2008.................................     250,000        259,375
                       Business Services -- 4.8%
                       Allied Waste North America, Inc. 7.63% 2006.................   1,200,000      1,197,000
                       Allied Waste North America, Inc. 9.25% 2012*................   1,000,000      1,022,500
                       Allied Waste North America, Inc. 10.00% 2009................   1,875,000      1,860,937
                       Brickman Group, Ltd. 11.75% 2009*...........................     275,000        293,906
                       Browning Ferris Industries, Inc. 7.88% 2005.................     750,000        746,115
                       Oslo Seismic Services, Inc. 8.28% 2011......................     357,514        221,658
                       Rent-A-Center, Inc., Series D 11.00% 2008...................   1,750,000      1,874,687
                       Russel Metals, Inc 10.00% 2009..............................     130,000        137,313
                       Service Corp. International 6.50% 2008......................   1,000,000        925,000
                       Service Corp. International 6.88% 2007......................     150,000        140,625
                       Service Corp. International 7.70% 2009......................     600,000        570,000
                       Stewart Enterprises 10.75% 2008.............................     675,000        750,938
                       Universal Compression, Inc. 9.88% 2008(4)...................   1,050,000      1,092,000
                       Waste Management, Inc. 8.75% 2018...........................     775,000        858,198
                       Machinery -- 2.2%
                       National Equipment Services, Inc., Series C 10.00% 2004.....   2,750,000        838,750
                       Prestolite Electric, Inc. 9.63% 2008........................     765,000        551,756
                       Terex Corp., Series B 10.38% 2011...........................     525,000        502,687
                       Tyco International Group SA 6.38% 2011......................   1,625,000      1,511,250
                       Tyco International Group SA 6.75% 2011#.....................   1,950,000      1,842,750
                       Venture Holdings Trust 11.00% 2007(2)+......................     750,000        188,438
                       Multi-Industry -- 0.6%
                       Park-Ohio Industries, Inc. Series D 9.25% 2007..............     675,000        439,594
                       US Industries, Inc. 11.25% 2005*............................   1,110,000      1,018,425

---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.2%
                       Petroleum Helicopters, Inc. 9.38% 2009......................  $  350,000   $    372,313
                                                                                                  -------------
                                                                                                    21,335,690
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 23.1%
                       Broadcasting & Media -- 12.0%
                       Allbritton Communications Co. 7.75% 2012*...................     950,000        940,500
                       Big City Radio, Inc. 11.25% 2005............................   1,775,000      1,599,719
                       Charter Communications Holdings, LLC 9.63% 2009.............   3,875,000      1,879,375
                       Charter Communications Holdings, LLC 9.92% 2011(4)..........   1,850,000        786,250
                       Charter Communications Holdings, LLC 10.25% 2010............     500,000        245,000
                       Charter Communications Holdings, LLC 11.75% 2011(4).........   4,500,000      1,485,000
                       Charter Communications Holdings, LLC 12.13% 2012(4).........      50,000         15,000
                       CSC Holdings, Inc. 10.50% 2016..............................   3,150,000      3,244,500
                       Cumulus Media, Inc. 10.38% 2008.............................   1,250,000      1,337,500
                       EchoStar DBS Corp. 9.13% 2009...............................     750,000        791,250
                       EchoStar DBS Corp. 9.25% 2006...............................   1,700,000      1,778,625
                       Emmis Communications 12.50% 2011(4).........................   1,609,000      1,319,380
                       Garden State Newspapers, Inc. 8.63% 2011....................     550,000        567,875
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........     350,000        360,500
                       GCI, Inc. 9.75% 2007........................................     975,000        858,000
                       Granite Broadcasting Corp. 9.38% 2005.......................      50,000         44,500
                       Houghton Mifflin Co. 9.88% 2013*............................     325,000        338,000
                       LodgeNet Entertainment Corp. 10.25% 2006....................     175,000        171,500
                       MJD Communications, Inc. 9.50% 2008.........................   1,175,000        922,375
                       Nexstar Finance Holdings, LLC 16.00% 2009(4)................   1,100,000        903,375
                       Pegasus Communications Corp., Series B 9.63% 2005...........   1,100,000        748,000
                       Pegasus Communications Corp., Series B 9.75% 2006...........     175,000        119,000
                       Pegasus Satellite Communications, Inc. 12.38% 2006..........     540,000        378,000
                       Rogers Cable, Inc. 8.75% 2032...............................     600,000        558,392
                       Rogers Cablesystems, Ltd. 11.00% 2015.......................   1,650,000      1,740,750
                       Shaw Communications, Inc. 7.25% 2011........................     650,000        617,500
                       Shaw Communications, Inc. 8.25% 2010........................   1,950,000      1,964,625
                       Sinclair Broadcast Group, Inc. 8.00% 2012*..................     500,000        515,000
                       Time Warner, Inc. 9.13% 2013................................     900,000      1,056,677
                       Young Broadcasting, Inc. 8.50% 2008.........................     525,000        546,000
                       Young Broadcasting, Inc., Series B 9.00% 2006...............   1,050,000      1,036,875
                       Young Broadcasting, Inc. 10.00% 2011........................     275,000        275,688
                       Entertainment Products -- 0.5%
                       Hasbro, Inc. 8.50% 2006.....................................     500,000        521,875
                       Hollywood Entertainment Corp. 9.63% 2011....................     700,000        693,000
                       Leisure & Tourism -- 10.6%
                       AMC Entertainment, Inc. 9.50% 2011..........................     600,000        573,000
                       American Airlines Trust, Series 01-2, Class C 7.80% 2006....   1,175,000        797,108
                       Atlas Air, Inc. 9.25% 2008(1)...............................     975,000        146,250
                       Atlas Air, Inc. 9.38% 2006(1)...............................     950,000        142,500
                       Atlas Air, Inc., Series C 8.01% 2010(1).....................     390,587        117,176
                       Boyd Gaming Corp. 8.75% 2012................................     650,000        679,250
                       Continental Airlines, Inc., Series 991C 6.95% 2009..........     794,378        476,597
                       Courtyard by Marriott II 10.75% 2008........................   1,200,000      1,209,000
                       Hilton Hotels Corp. 7.63% 2012..............................     325,000        321,312
                       Hollywood Casino Corp. 11.25% 2007..........................     750,000        804,375
                       Hollywood Casino Corp., Shreveport 13.00% 2006(5)...........   2,015,000      1,732,900
                       John Q Hammons Hotels LP, Series B 8.88% 2012...............     550,000        550,000
                       Mandalay Resort Group 10.25% 2007...........................   1,835,000      1,981,800
                       Mandalay Resort Group -- Circus Circus 7.63% 2013...........     450,000        436,500
                       MGM Grand, Inc. 9.75% 2007..................................     950,000      1,034,312

                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       MGM Mirage, Inc. 8.50% 2010.................................  $1,350,000   $  1,468,125
                       Park Place Entertainment Corp. 8.88% 2008...................     850,000        901,000
                       Park Place Entertainment Corp. 9.38% 2007...................   1,125,000      1,195,312
                       Prime Hospitality Corp., Series B 8.38% 2012................   1,750,000      1,627,500
                       Riviera Holdings Corp. 11.00% 2010..........................   1,500,000      1,320,000
                       Six Flags, Inc. 8.88% 2010..................................     750,000        699,375
                       Speedway Motorsports, Inc., Series D 8.50% 2007.............   1,000,000      1,041,250
                       Starwood Hotels & Resorts Worldwide, Inc. 7.88% 2012*.......     475,000        469,063
                       Steinway Musical Instruments, Inc. 8.75% 2011...............   1,025,000      1,009,625
                       Tricon Global Restaurants, Inc. 8.88% 2011#.................   1,650,000      1,806,750
                       Vail Resorts, Inc. 8.75% 2009...............................     775,000        794,375
                       Waterford Gaming, LLC Finance Corp. 9.50% 2010*.............     585,000        605,475
                       Wynn Las Vegas, LLC 12.00% 2010.............................   1,925,000      1,953,875
                                                                                                  -------------
                                                                                                    56,253,411
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 16.1%
                       Communication Equipment -- 0.6%
                       American Cellular Corp. 9.50% 2009..........................   2,875,000        560,625
                       Nortel Networks, Ltd. 6.13% 2006............................   1,000,000        855,000
                       Computers & Business Equipment -- 0.9%
                       Seagate Technology Holdings 8.00% 2009......................     175,000        182,875
                       Xerox Capital Europe, PLC 5.88% 2004........................   2,000,000      1,970,000
                       Computer Software -- 0.2%
                       Unisys Corp. 7.88% 2008.....................................     600,000        618,000
                       Electronics -- 0.8%
                       Amkor Technology, Inc. 9.25% 2006...........................     925,000        874,125
                       Chippac International, Ltd., Series B 12.75% 2009...........     225,000        240,750
                       Sanmina Sci-Corp. 10.38% 2010*..............................     750,000        780,000
                       Telecommunications -- 13.6%
                       AirGate PCS, Inc. 13.50% 2009(4)............................     825,000         66,000
                       Alamosa Holdings, Inc. 12.88% 2010(4).......................   2,525,000        492,375
                       IPCS, Inc. 14.00% 2010(2)(4)+...............................   2,225,000         44,500
                       Lenfest Communications, Inc. 8.38% 2005.....................      75,000         81,022
                       Lenfest Communications, Inc. 10.50% 2006....................     400,000        447,476
                       Lenfest Communications, Inc.. 7.63% 2008....................     950,000        991,969
                       MCI Communications Corp. 7.50% 2004(2)......................     475,000        306,375
                       Midcom Communications, Inc. 8.25% 2003(1)(4)+...............     550,000              0
                       Nextel Communications, Inc. 9.38% 2009......................   1,775,000      1,708,437
                       Nextel Communications, Inc. 9.95% 2008(4)...................   3,500,000      3,430,000
                       Panamsat Corp. 6.38% 2008...................................   1,125,000      1,105,313
                       Panamsat Corp. 8.50% 2012...................................     600,000        582,000
                       Pegasus Media & Commerce, Inc., Series B 12.50% 2005........     500,000        460,000
                       Qwest Capital Funding, Inc. 7.00% 2009......................     450,000        329,625
                       Qwest Capital Funding, Inc. 7.25% 2011......................   1,975,000      1,436,813
                       Qwest Capital Funding, Inc. 7.63% 2021......................     225,000        150,750
                       Qwest Capital Funding, Inc. 7.75% 2031......................     750,000        510,000
                       Qwest Corp. 8.88% 2012*.....................................     975,000      1,009,125
                       Qwest Corp. 14.00% 2014*....................................   2,425,000      2,612,938
                       Rogers Wireless, Inc. 9.63% 2011............................     400,000        389,000
                       TeleCorp PCS, Inc. 11.63% 2009(4)...........................   1,000,000        957,500
                       TeleCorp PCS, Inc. 10.63% 2010..............................   1,300,000      1,449,500
                       TELUS Corp. 7.50% 2007......................................   5,050,000      4,942,687
                       TELUS Corp. 8.00% 2011......................................   3,050,000      2,989,000
                       Triton PCS, Inc. 8.75% 2008(4)..............................     850,000        739,500
                       Triton PCS, Inc. 8.75% 2011.................................     200,000        162,000

---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       US West Capital Funding, Inc. 6.88% 2028....................  $1,100,000   $    745,250
                       United States West Communications, Inc. 6.63% 2005..........     600,000        576,000
                       United States West Communications, Inc. 6.88% 2033..........     550,000        457,875
                       United States West Communications, Inc. 7.50% 2023..........     125,000        110,625
                       US Unwired, Inc., Series B 13.33% 2009(4)...................   1,450,000        148,625
                       US West Communication 8.88% 2031............................   2,300,000      2,208,000
                       Voicestream Wireless Corp. 10.38% 2009......................     625,000        679,688
                       WorldCom, Inc. 7.50% 2011(2)+...............................   1,575,000        344,531
                       WorldCom, Inc. 7.75% 2007(2)+...............................   1,975,000        432,031
                                                                                                  -------------
                                                                                                    39,177,905
                                                                                                  -------------
                       MATERIALS -- 9.2%
                       Chemicals -- 3.2%
                       Geo Specialty Chemicals, Inc. 10.13% 2008...................   1,500,000        892,500
                       Huntsman International, LLC 9.88% 2009......................   2,000,000      2,010,000
                       IMC Global, Inc. 11.25% 2011*...............................   1,225,000      1,310,750
                       IMC Global, Inc., Series B 11.25% 2011......................   1,725,000      1,845,750
                       Methanex Corp. 8.75% 2012...................................   1,050,000      1,131,375
                       Terra Industries 10.50% 2005................................     575,000        526,844
                       Forest Products -- 2.9%
                       Buckeye Cellulose Corp. 8.50% 2005..........................     700,000        623,000
                       Constar International, Inc. 11.00% 2012.....................     650,000        637,000
                       Fibermark, Inc. 10.75% 2011.................................   1,400,000      1,421,000
                       Fort James Corp. 6.88% 2007.................................   1,425,000      1,353,750
                       Georgia-Pacific Corp. 7.50% 2006............................     700,000        658,000
                       Kappa Beheer BV 10.63% 2009.................................     550,000        577,500
                       Koppers Industries, Inc. 9.88% 2007.........................     900,000        864,000
                       Packaged Ice, Inc. 9.75% 2005...............................     440,000        360,800
                       Specialty Paperboard, Inc. Series B 9.38% 2006..............     750,000        727,500
                       Metals & Minerals -- 3.1%
                       AK Steel Corp. 7.88% 2009...................................     525,000        504,000
                       California Steel Industries, Inc., Series B 8.50% 2009......     400,000        406,000
                       Crown Cork & Seal Co., Inc. 8.38% 2005......................   5,175,000      5,149,125
                       MMI Products, Inc., Series B 11.25% 2007....................     775,000        658,750
                       Oregon Steel Mills, Inc. 10.00% 2009........................     425,000        405,875
                       Renco Metals, Inc. 11.50% 2003(2)+..........................     600,000          6,000
                       Ryerson Tull, Inc. 9.13% 2006...............................     385,000        362,195
                                                                                                  -------------
                                                                                                    22,431,714
                                                                                                  -------------
                       REAL ESTATE -- 1.9%
                       Real Estate Investment Trusts -- 1.9%
                       HealthCare REIT, Inc. 7.50% 2007............................     500,000        522,925
                       Host Marriot LP, Series E 8.38% 2006........................     475,000        465,500
                       National Health Investors, Inc. 7.30% 2007..................   1,060,000        988,619
                       RFS Partnership LP 9.75% 2012...............................     525,000        531,562
                       Senior Housing Property Trust 8.63% 2012....................   1,675,000      1,666,625
                       Ventas Realty Ltd. LP 8.75% 2009............................     500,000        527,500
                                                                                                  -------------
                                                                                                     4,702,731
                                                                                                  -------------
                       UTILITIES -- 5.1%
                       Electric Utilities -- 0.9%
                       Kansas Gas & Electric Co. 7.60% 2003........................     200,000        201,783
                       Reliant Energy Resources Corp. 7.75% 2011...................   2,075,000      1,888,250

                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 4.2%
                       Leviathan Gas Pipeline Partner 10.38% 2009..................  $1,850,000   $  1,896,250
                       Roseton/Danskammer 2001 Series A 7.27% 2010.................   2,350,000      1,433,500
                       Texas Gas Transmission Corp. 8.63% 2004.....................     875,000        883,750
                       Transcontinental Gas Pipe Line Corp. 8.88% 2012*............   2,975,000      3,094,000
                       Williams Cos., Inc. 7.13% 2011..............................   3,800,000      2,888,000
                                                                                                  -------------
                                                                                                    12,285,533
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $241,815,854).....................                227,815,245
                                                                                                  -------------

                       COMMON STOCK -- 0.4%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.0%
                       Energy Sources -- 0.0%
                       Tri-Union Development Corp.(1)..............................       1,297             13
                       Tribo Petroleum Corp. Class A*(1)...........................       2,200             22
                                                                                                  -------------
                                                                                                            35
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism -- 0.0%
                       Capital Gaming International, Inc.+(1)......................         103              0
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       International Wireless Communications Holdings, Inc.(1).....     181,292         27,194
                                                                                                  -------------
                       MATERIALS -- 0.4%
                       Metals & Minerals -- 0.4%
                       Metal Management, Inc.+.....................................     196,447      1,031,347
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $3,745,652)........................                  1,058,576
                                                                                                  -------------

                       PREFERRED STOCK -- 2.2%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.1%
                       Broadcasting & Media -- 2.1%
                       CSC Holdings, Inc., Series M 11.13%.........................      48,334      4,700,481
                       Sinclair Broadcast Group, Inc. 11.63%.......................       4,000        424,000
                                                                                                  -------------
                                                                                                     5,124,481
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Broadwing Communications, Inc., Series B 12.50%.............       2,950        140,125
                       MCI Capital 8.00%(2)+.......................................      17,050        142,369
                                                                                                  -------------
                                                                                                       282,494
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $7,299,838).....................                  5,406,975
                                                                                                  -------------

                       WARRANTS -- 0.1%+
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Key Energy Services, Inc. Expires 01/15/2009................       3,100        192,200
                                                                                                  -------------

---------------------

                                           WARRANTS (CONTINUED)                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Advanstar Holdings Corp. Expires 10/15/2011*(1).............       1,000   $          0
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Knology, Inc. Expires 10/22/2007*(1)........................       6,000          1,500
                       UIH Australia Pacific, Inc. Expires 05/15/2006(1)...........       1,000             10
                       XM Satellite Radio, Inc. Expires 03/03/2010.................       1,000            250
                                                                                                  -------------
                                                                                                         1,760
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       GT Group Telecom, Inc. Expires 02/01/2010*(1)...............       2,400             24
                       Horizon PCS, Inc. Expires 10/01/2010*(1)....................       2,000             20
                       KMC Telecom Holdings, Inc. Expires 01/31/2008*(1)...........       4,650              0
                       Leap Wireless International, Inc. Expires 04/15/2010........       3,500             35
                       Leap Wireless International, Inc. Expires 04/15/2010*.......       3,700          3,700
                       Occidente Y Caribe SA Expires 03/15/2004*(1)................       9,000             90
                                                                                                  -------------
                                                                                                         3,869
                                                                                                  -------------
                       TOTAL WARRANTS (cost $712,471)..............................                    197,829
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $253,573,815).............                234,478,625
                                                                                                  -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.6%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 2)
                         (cost $1,464,000)#........................................  $1,464,000      1,464,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $255,037,815).......................................                235,942,625
                                                                                                  -------------
                       BONDS & NOTES -- SHORT POSITIONS -- (1.3%)
                       ----------------------------------------------------------------------------------------
                       ENERGY -- (0.6%)
                       Energy Services -- (0.6%)
                       TECO Energy, Inc. 7.00% 2012................................  (1,575,000)    (1,386,000)
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- (0.4%)
                       Electronics -- (0.2%)
                       Avnet, Inc. 8.00% 2006......................................    (525,000)      (512,663)
                       Telecommunications -- (0.2%)
                       AT&T Wireless Services, Inc. 7.88% 2011.....................    (550,000)      (569,250)
                                                                                                  -------------
                                                                                                    (1,081,913)
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                               BONDS & NOTES -- SHORT POSITIONS (CONTINUED)            AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS -- (0.3%)
                       Forest Products -- (0.3%)
                       Owens-Illinois, Inc. 7.50% 2010.............................  $ (665,000)  $   (613,462)
                                                                                                  -------------
                       TOTAL BONDS & NOTES -- SHORT POSITIONS
                         (Proceeds $2,876,700).....................................                 (3,081,375)
                                                                                                  -------------
                       TOTAL INVESTMENTS AND SHORT POSITIONS95.6%                                  232,861,250
                                                                                                  -------------
                       Other assets less liabilities --      4.4                                    10,594,182
                                                           ------                                 -------------
                       NET ASSETS --                       100.0%                                 $243,455,432
                                                           ------                                 =============
                                                           ------

              -----------------------------

                        +   Non-income producing security
                        *   Securities exempt from registration under Rule 144A of the
                            Securities Act of 1933. These securities may be sold in
                            transactions exempt from registration, normally to qualified institutional buyers.
                        #   The securities or a portion thereof represents collateral
                            for securities sold short.
                       (1)  Fair valued security; see Note 2.
                       (2)  Bond in default.
                       (3)  Consists of more than one class of securities traded
                            together as a unit; generally bonds with attached stocks or warrants.
                       (4)  Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
                       (5)  Variable rate security -- the rate reflected is as of
                            January 31, 2003; maturity date reflects next reset date.

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO
    Morgan Stanley Investment Management, Inc. (dba Van Kampen)       INVESTMENT
                                                   PORTFOLIO -- JANUARY 31, 2003

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                          BONDS & NOTES -- 91.5%                       LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.8%
                       Apparel & Textiles -- 0.2%
                       Gap, Inc. 10.55% 2008.......................................              100,000      $   110,250
                       Automotive -- 1.8%
                       Arvinmeritor, Inc. 8.75% 2012...............................              100,000          106,000
                       AutoNation, Inc. 9.00% 2008.................................              200,000          208,000
                       Collins & Aikman Products Co. 10.75% 2011...................              195,000          182,325
                       Collins & Aikman Products Co., Series B 11.50% 2006.........               85,000           70,550
                       Dana Corp. 9.00% 2011.......................................    EUR       155,000          153,145
                       Dana Corp. 9.00% 2011.......................................               85,000           81,813
                       Dura Operating Corp. 8.63% 2012.............................              215,000          213,387
                       Eagle-Picher Industries, Inc. 9.38% 2008....................              210,000          155,400
                       Lear Corp., Series B 8.11% 2009.............................              135,000          146,138
                       Metaldyne Corp. 11.00% 2012.................................              200,000          156,000
                       Housing -- 1.5%
                       KB Home 7.75% 2010..........................................              165,000          163,144
                       Nortek, Inc. 9.25% 2007.....................................               50,000           50,813
                       Schuler Homes 9.38% 2009....................................              250,000          262,500
                       Technical Olympic USA, Inc. 9.00% 2010*.....................              145,000          137,627
                       Technical Olympic USA, Inc. 10.38% 2012.....................              175,000          161,437
                       Toll Corp. 8.25% 2011.......................................              450,000          465,750
                       Retail -- 0.3%
                       Central Garden & Pet Co. 9.13% 2013*........................               25,000           25,750
                       J.C. Penney Co., Inc. 6.88% 2015............................               20,000           17,600
                       J.C. Penney Co., Inc. 7.60% 2007............................               35,000           35,700
                       J.C. Penney Co., Inc. 9.00% 2012............................              110,000          116,050
                       Remington Arms, Inc. 10.50% 2011*...........................               45,000           46,912
                                                                                                              ------------
                                                                                                                3,066,291
                                                                                                              ------------
                       CONSUMER STAPLES -- 1.1%
                       Food, Beverage & Tobacco -- 1.0%
                       Delhaize America, Inc. 8.13% 2011...........................              130,000          126,425
                       Michael Foods, Inc. 11.75% 2011.............................              205,000          231,650
                       Pilgrim's Pride Corp. 9.63% 2011............................               50,000           46,750
                       Smithfield Foods, Inc. 7.63% 2008...........................              440,000          415,800
                       Household Products -- 0.1%
                       Johnson Diversey, Inc. 9.63% 2012(1)........................    EUR        55,000           59,658
                                                                                                              ------------
                                                                                                                  880,283
                                                                                                              ------------

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                      LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       ENERGY -- 4.8%
                       Energy Services -- 1.1%
                       CMS Energy Corp. 7.50% 2009.................................               25,000      $    20,625
                       CMS Energy Corp. 8.50% 2011.................................              150,000          125,250
                       Hanover Equipment Trust 8.50% 2008*.........................              330,000          311,850
                       Hanover Equipment Trust 8.75% 2011*.........................              130,000          121,875
                       Magnum Hunter Resources, Inc. 9.60% 2012....................              130,000          139,100
                       PSEG Energy Holdings, Inc. 8.63% 2008.......................              210,000          199,500
                       Energy Sources -- 3.7%
                       Calpine Corp. 8.50% 2011....................................              250,000          115,000
                       Chesapeake Energy Corp. 8.13% 2011..........................              460,000          480,700
                       Empresa Nacional del Petroleo 6.75% 2012*...................              380,000          391,735
                       Husky Oil, Ltd. 8.90% 2008(2)...............................              520,000          570,680
                       Petroleos Mexicanos 9.50% 2027..............................              550,000          629,750
                       Stone Energy Corp. 8.25% 2011...............................              160,000          166,000
                       Tesoro Petroleum Corp. 9.63% 2012...........................              345,000          224,250
                       Vintage Petroleum, Inc. 7.88% 2011..........................               20,000           19,900
                       Vintage Petroleum, Inc. 8.63% 2009..........................               40,000           40,800
                       Vintage Petroleum, Inc. 9.75% 2009..........................              290,000          304,500
                       Westport Resources Corp. 8.25% 2011*........................               50,000           52,750
                                                                                                              ------------
                                                                                                                3,914,265
                                                                                                              ------------
                       FINANCE -- 3.2%
                       Banks -- 0.2%
                       Banque Centrale de Tunisie 7.38% 2012.......................              160,000          169,600
                       Financial Services -- 3.0%
                       American Tower Escrow Corp. zero coupon 2008*(3)............               90,000           52,875
                       Ford Motor Credit Co. 7.25% 2011............................              185,000          176,190
                       Fresenius Medical Care Capital Trust II 7.88% 2008*.........              235,000          233,825
                       Hollinger Participation Trust 12.13% 2010*(4)...............              284,834          279,137
                       MDP Acquisitions, PLC 10.13% 2012(1)........................    EUR       285,000          312,197
                       Pemex Master Trust 8.63% 2022*..............................              400,000          408,000
                       Pemex Master Trust 9.13% 2010...............................              850,000          958,375
                                                                                                              ------------
                                                                                                                2,590,199
                                                                                                              ------------
                       HEALTHCARE -- 3.0%
                       Drugs -- 0.3%
                       AmeriSourceBergen Corp. 8.13% 2008..........................              270,000          288,225
                       Health Services -- 2.3%
                       HCA, Inc. 7.69% 2025........................................              775,000          821,261
                       Health Net, Inc. 8.38% 2011.................................              210,000          242,179
                       Healthsouth Corp. 7.63% 2012................................               85,000           73,313
                       Manor Care, Inc. 7.50% 2006.................................               20,000           20,680
                       Manor Care, Inc. 8.00% 2008.................................               65,000           68,250
                       Omnicare, Inc. 8.13% 2011*..................................              265,000          284,213
                       Tenet Healthcare Corp. 6.50% 2012...........................              255,000          242,887
                       Tenet Healthcare Corp. 7.38% 2013...........................              110,000          108,350
                       Medical Products -- 0.4%
                       Fisher Scientific International, Inc. 7.13% 2005............              170,000          175,100
                       Fisher Scientific International, Inc. 8.13% 2012*...........              115,000          120,175
                                                                                                              ------------
                                                                                                                2,444,633
                                                                                                              ------------
                       INDUSTRIAL & COMMERCIAL -- 3.8%
                       Business Services -- 2.5%
                       Allied Waste North America, Inc. 8.88% 2008.................              380,000          387,600
                       Brand Services, Inc. 12.00% 2012*...........................              110,000          118,525
                       Encompass Services Corp. 10.50% 2009(5).....................              160,000            3,200

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                      LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Interep National Radio Sales, Inc., Series B 10.00% 2008....              210,000      $   157,500
                       Iron Mountain, Inc. 7.75% 2015..............................               65,000           65,162
                       Iron Mountain, Inc. 8.63% 2013..............................               15,000           15,863
                       Johnson Diversey, Inc. 9.63% 2012...........................              165,000          173,250
                       Mail Well I Corp. 9.63% 2012................................              265,000          239,825
                       Quebecor Media, Inc. 11.13% 2011............................               80,000           83,200
                       Quebecor Media, Inc. 13.75% 2011(6).........................              135,000           89,775
                       USA Waste Services, Inc. 7.13% 2007.........................              295,000          318,692
                       USA Waste Services, Inc. 7.13% 2017.........................              125,000          128,394
                       Waste Management, Inc. 6.88% 2009...........................              235,000          251,784
                       Machinery -- 1.1%
                       Case Corp., Series B 6.25% 2003.............................              125,000          121,875
                       Flowserve Corp. 12.25% 2010.................................               35,000           38,500
                       Manitowoc Co., Inc. 10.38% 2011.............................    EUR       260,000          270,850
                       NMHG Holding Co. 10.00% 2009................................              130,000          133,250
                       Tekni-Plex, Inc. 12.75% 2010*...............................              100,000           89,500
                       Tekni-Plex, Inc., Series B 12.75% 2010......................               80,000           71,600
                       Tyco International Group SA 6.75% 2011......................              150,000          141,750
                       Multi-Industry -- 0.2%
                       Pacifica Papers, Inc. 10.00% 2009...........................              200,000          205,000
                                                                                                              ------------
                                                                                                                3,105,095
                                                                                                              ------------
                       INFORMATION & ENTERTAINMENT -- 7.8%
                       Broadcasting & Media -- 3.3%
                       American Media, Inc. 8.88% 2011*............................               20,000           20,500
                       AOL Time Warner, Inc. 6.88% 2012............................               75,000           78,093
                       Avalon Cable Holding Finance, Inc. 11.88% 2008(6)...........               50,000           33,250
                       British Sky Broadcasting Group, PLC 8.20% 2009..............              580,000          626,400
                       Callahan Nordrhein Westfalen 14.00% 2010(5).................              775,000           31,969
                       Charter Communications Holdings, LLC 10.25% 2010............              225,000          110,250
                       Charter Communications Holdings, LLC 11.75% 2011(6).........               60,000           19,800
                       Charter Communications Holdings, LLC 13.50% 2011(6).........              220,000           70,400
                       EchoStar DBS Corp. 9.13% 2009...............................              125,000          131,875
                       EchoStar DBS Corp. 9.38% 2009...............................              240,000          252,000
                       Houghton Mifflin Co. 8.25% 2011*............................               95,000           97,137
                       Houghton Mifflin Co. 9.88% 2013*............................               60,000           62,400
                       Muzak Finance Corp., LLC 9.88% 2009.........................              200,000          172,250
                       Nextmedia Operating, Inc. 10.75% 2011.......................              280,000          301,000
                       Pegasus Communications Corp. 12.50% 2007....................               25,000           17,500
                       Pegasus Communications Corp., Series B 9.75% 2006...........               65,000           44,200
                       PRIMEDIA, Inc. 8.88% 2011...................................              200,000          190,000
                       Renaissance Media Group 10.00% 2008(6)......................               20,000           17,200
                       RH Donnelley Finance Corp. 10.88% 2012*.....................              115,000          126,500
                       Salem Communications Holding Corp. 9.00% 2011...............              270,000          284,850
                       Leisure & Tourism -- 4.5%
                       Air Canada, Inc. 10.25% 2011................................              285,000          132,881
                       Harrah's Operating Co., Inc. 7.88% 2005.....................              150,000          158,250
                       Hilton Hotels Corp. 7.63% 2012..............................               40,000           39,546
                       Hilton Hotels Corp. 7.95% 2007..............................              235,000          243,559
                       HMH Properties, Inc., Series A 7.88% 2005...................              315,000          310,275
                       HMH Properties, Inc., Series B 7.88% 2008...................              100,000           93,500
                       Horseshoe Gaming Holding Corp., Series B 8.63% 2009.........              475,000          501,125
                       Park Place Entertainment Corp. 8.50% 2006...................              250,000          265,000
                       Park Place Entertainment Corp. 8.88% 2008...................              300,000          318,000
                       Prime Hospitality Corp., Series B 8.38% 2012................              250,000          232,500

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                      LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Six Flags, Inc. 8.88% 2010..................................              200,000      $   186,500
                       Starwood Hotels & Resorts Worldwide, Inc. 7.38% 2007*.......               65,000           64,838
                       Starwood Hotels & Resorts Worldwide, Inc. 7.88% 2012*.......              180,000          177,750
                       Station Casinos, Inc. 8.88% 2008............................              705,000          733,200
                       Venetian Casino Resort, LLC 11.00% 2010.....................              185,000          191,938
                                                                                                              ------------
                                                                                                                6,336,436
                                                                                                              ------------
                       INFORMATION TECHNOLOGY -- 3.2%
                       Cellular -- 0.1%
                       Dobson/Sygnet Communications 12.25% 2008....................               90,000           73,800
                       Communication Equipment -- 0.1%
                       American Cellular Corp. 9.50% 2009..........................              310,000           60,450
                       Rhythms NetConnections, Inc., Series B 13.50%
                         2008(1)(5)(6).............................................            1,700,000                0
                       Rhythms NetConnections, Inc., Series B 14.00% 2010(1)(5)....              400,000                0
                       Computer Software -- 0.1%
                       Globix Corp. 11.00% 2008*(4)................................              115,737           84,488
                       Electronics -- 0.7%
                       Fairchild Semiconductor Corp. 10.38% 2007...................              210,000          222,075
                       Solectron Corp. zero coupon 2020(3).........................              370,000          192,862
                       UCAR Finance, Inc. 10.25% 2012..............................              230,000          184,000
                       Internet Software -- 0.1%
                       Exodus Communications, Inc. 11.63% 2010(1)(5)...............              416,408           24,985
                       PSINet, Inc. 11.00% 2009(5).................................            1,125,000           52,031
                       PSINet, Inc., Series B 10.00% 2005(5).......................               68,990            3,191
                       Telecommunications -- 2.1%
                       Centennial Cellular Operating Co., LLC 10.75% 2008..........               65,000           39,975
                       Focal Communications Corp. 11.88% 2010(5)...................              764,000           30,560
                       Focal Communications Corp. 12.13% 2008(5)...................              455,000           18,200
                       Global Crossing Holdings, Ltd. 8.70% 2007(5)................            1,060,000           41,075
                       Global Crossing Holdings, Ltd. 9.63% 2008(5)................              980,000           37,975
                       Maxcom Telecomunicaciones SA 10.00% 2007(1)(6)..............              270,453           32,454
                       Metromedia Fiber Network, Inc. 10.00% 2009(5)...............              730,000           20,075
                       Nextel Communications, Inc. 10.65% 2007(6)..................              435,000          435,000
                       Nextlink Communications, Inc. 9.45% 2008(5).................            1,800,000            4,500
                       Nextlink Communications, Inc. 10.75% 2008(5)................              200,000              500
                       Nextlink Communications, Inc. 10.75% 2009(5)................              300,000              750
                       Primus Telecommunications Group, Inc. 11.25% 2009...........              155,000          113,150
                       PTC International Finance II SA 11.25% 2009.................    EUR       170,000          197,908
                       RCN Corp., Series B 9.80% 2008(6)@..........................              475,000          114,000
                       SBA Communications Corp. 10.25% 2009........................               65,000           38,675
                       SBA Communications Corp. 12.00% 2008(6).....................              235,000          144,525
                       Telewest Communications, PLC 9.88% 2009(6)..................    GBP       275,000           90,472
                       Telewest Communications, PLC 9.88% 2010.....................              150,000           28,500
                       Triton PCS, Inc. 8.75% 2011.................................              145,000          117,450
                       WorldCom, Inc. 8.25% 2031(5)................................              810,000          177,188
                                                                                                              ------------
                                                                                                                2,580,814
                                                                                                              ------------

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                      LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       MATERIALS -- 7.1%
                       Chemicals -- 2.6%
                       Acetex Corp. 10.88% 2009....................................              165,000      $   175,725
                       Avecia Group, PLC 11.00% 2009...............................              115,000           95,450
                       Equistar Chemical 10.13% 2008...............................              225,000          205,875
                       FMC Corp. 10.25% 2009*......................................               85,000           90,100
                       Huntsman International, LLC 10.13% 2009.....................    EUR       440,000          351,855
                       International Specialty Holdings, Inc. 10.63% 2009..........              425,000          401,625
                       Lyondell Chemical Co. 9.50% 2008............................              140,000          126,000
                       Messer Grieshiem Holding AG 10.38% 2011.....................    EUR       295,000          329,488
                       Millennium America, Inc. 7.00% 2006.........................              185,000          181,300
                       Millennium America, Inc. 9.25% 2008.........................              150,000          156,750
                       Forest Products -- 2.8%
                       Georgia-Pacific Corp. 8.88% 2010*...........................              240,000          237,600
                       Louisiana-Pacific Corp. 8.88% 2010..........................              100,000          108,346
                       Louisiana-Pacific Corp. 10.88% 2008.........................               45,000           48,825
                       Norske Skog Canada, Ltd. 8.63% 2011.........................              210,000          206,850
                       Owens Brockway Glass Container, Inc. 8.75% 2012*............               45,000           45,450
                       Owens-Illinois, Inc. 7.50% 2010.............................              475,000          438,187
                       Pindo Deli Finance Mauritius 10.75% 2007(1)(5)..............            2,550,000          471,750
                       Pliant Corp. 13.00% 2010....................................              175,000          151,475
                       Riverwood International Corp. 10.88% 2008...................              225,000          226,125
                       Tjiwi Kimia Finance, Ltd. 10.00% 2004(1)(5).................              640,000          134,400
                       Tjiwi Kimia International Finance BV 13.25% 2049(1)(5)......              900,000          189,000
                       Metals & Minerals -- 1.7%
                       Glencore Nickel Property, Ltd. 9.00% 2014(5)................              135,000           33,919
                       Intermet Corp. 9.75% 2009...................................              235,000          202,982
                       Murrin Murrin Holdings Property, Ltd. 9.38% 2007(5).........              600,000          159,000
                       National Steel Corp., Series D 9.88% 2009(5)................              426,017          323,773
                       Oregon Steel Mills, Inc. 10.00% 2009........................              147,000          140,385
                       Phelps Dodge Corp. 8.75% 2011...............................              280,000          294,611
                       TriMas Corp. 9.88% 2012*....................................              210,000          206,850
                                                                                                              ------------
                                                                                                                5,733,696
                                                                                                              ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 51.3%
                       Foreign Government -- 51.3%
                       Central Bank of Nigeria, Series WW 6.25% 2020(6)............              750,000          539,625
                       Dominican Republic 9.50% 2006*..............................              140,000          149,800
                       Dominican Republic International Bond 9.50% 2006............               80,000           85,400
                       Federal Republic of Brazil 2.56% 2003(7)....................            1,540,000          952,875
                       Federal Republic of Brazil 2.63% 2003(7)....................            3,546,471        2,136,306
                       Federal Republic of Brazil 3.25% 2012(7)....................              510,000          291,465
                       Federal Republic of Brazil 8.00% 2014.......................            3,441,791        2,361,069
                       Federal Republic of Brazil 8.88% 2024.......................            3,040,000        1,694,040
                       Federal Republic of Brazil 12.00% 2010......................            1,240,000          948,600
                       Federal Republic of Brazil 12.25% 2030......................              190,000          133,950
                       Federal Republic of Brazil 12.75% 2020......................              430,000          313,900
                       Government of Malaysia 7.50% 2011...........................            1,400,000        1,608,082
                       Government of Poland 3.75% 2003(6)..........................              440,000          370,700
                       Government of Ukraine 11.00% 2007...........................              159,600          169,176
                       Republic of Argentina 6.00% 2023(5).........................            1,490,000          685,400
                       Republic of Argentina 11.38% 2010(5)........................              970,000          237,650
                       Republic of Argentina 11.75% 2009(5)........................            1,000,000          240,000
                       Republic of Argentina 11.75% 2015(5)........................              460,000          117,288
                       Republic of Bulgaria 8.25% 2015.............................              609,000          685,125
                       Republic of Bulgaria, Series A 2.69% 2003(2)................              200,000          193,000
                       Republic of Colombia 9.75% 2009.............................              190,000          187,910
                       Republic of Colombia 9.75% 2011.............................            1,834,130        1,852,472

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                      LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Republic of Colombia 10.50% 2010............................              670,000      $   670,000
                       Republic of Croatia 2.69% 2003(7)...........................              254,545          253,273
                       Republic of El Salvador 7.75% 2023*.........................              220,000          226,325
                       Republic of El Salvador 8.25% 2032..........................              210,000          199,185
                       Republic of Ivory Coast 2.00% 2018(5).......................            1,260,000          190,890
                       Republic of Ivory Coast 2.00% 2018(5).......................              769,500          125,429
                       Republic of Korea 8.88% 2008................................              240,000          292,656
                       Republic of Panama 2.25% 2003(7)............................              229,086          186,132
                       Republic of Panama 9.38% 2029...............................              730,000          792,050
                       Republic of Panama 9.63% 2011...............................              270,000          294,300
                       Republic of Peru 4.25% 2017(2)..............................            1,000,000          710,000
                       Republic of Peru 4.50% 2017(2)..............................              842,800          655,277
                       Republic of Peru 9.88% 2015.................................              990,000          974,704
                       Republic of Philippines 9.38% 2017..........................              760,000          769,500
                       Republic of South Africa 7.38% 2012.........................              740,000          811,225
                       Republic of Turkey 11.00% 2013..............................              490,000          482,650
                       Republic of Turkey 12.38% 2009..............................              320,000          347,616
                       Republic of Venezuela 2.31% 2007............................              595,200          429,615
                       Republic of Venezuela 6.75% 2020............................              530,000          412,605
                       Republic of Venezuela 9.25% 2027............................              695,000          439,588
                       Russian Federation 5.00% 2007(6)@...........................            6,094,556        4,997,204
                       Russian Federation 8.25% 2010*..............................              300,633          324,683
                       Russian Federation 8.75% 2005...............................              700,000          770,000
                       Russian Federation 12.75% 2028..............................            2,000,000        2,740,000
                       State of Qatar 9.75% 2030...................................              270,000          339,390
                       United Mexican States 6.38% 2013............................              290,000          283,330
                       United Mexican States 8.30% 2031@...........................            2,320,000        2,369,880
                       United Mexican States 9.88% 2010............................            1,020,000        1,232,670
                       United Mexican States 11.38% 2016...........................            2,150,000        2,830,475
                       United Mexican States, Series A 8.00% 2022..................              520,000          522,080
                                                                                                              ------------
                                                                                                               41,626,565
                                                                                                              ------------
                       REAL ESTATE -- 0.6%
                       Real Estate Companies -- 0.3%
                       CB Richard Ellis Services, Inc. 11.25% 2011.................              280,000          266,350
                       Real Estate Investment Trusts -- 0.3%
                       iStar Financial, Inc. 8.75% 2008............................              225,000          238,561
                                                                                                              ------------
                                                                                                                  504,911
                                                                                                              ------------
                       UTILITIES -- 1.8%
                       Electric Utilities -- 1.5%
                       AES Corp. 9.38% 2010........................................              155,000          105,400
                       AES Corp. 8.88% 2011........................................               70,000           45,500
                       BRL Universal Equipment 2001 A., LP 8.88% 2008..............              330,000          346,500
                       Korea Electric Power Corp. 7.75% 2013.......................              450,000          534,388
                       Monongahela Power Co. 5.00% 2006............................              190,000          185,799
                       Gas & Pipeline Utilities -- 0.3%
                       Dynegy Holdings, Inc. 6.88% 2011............................              250,000          121,250
                       El Paso Energy Partners LP 10.63% 2012*.....................              150,000          160,500
                                                                                                              ------------
                                                                                                                1,499,337
                                                                                                              ------------
                       TOTAL BONDS & NOTES (cost $84,402,032)......................                            74,282,525
                                                                                                              ------------

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                         LOAN AGREEMENTS -- 0.9%                       LOCAL CURRENCY)           VALUE
                       ---------------------------------------------------------------------------------------------------
                       Foreign Government -- 0.9%
                       Algerian Loan Agreement Trust 4.19% 2005(1).................              292,494      $   276,407
                       Kingdom of Morocco, Series A 2.56% 2003(1)(7)...............              477,280          441,484
                                                                                                              ------------
                       TOTAL LOAN AGREEMENTS (cost $672,493).......................                               717,891
                                                                                                              ------------

                       COMMON STOCK -- 0.3%                                                     SHARES
                       ---------------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Business Services -- 0.1%
                       Song Networks Holding AB+...................................               24,214           73,929
                                                                                                              ------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Computer Software -- 0.0%
                       Globix Corp.+...............................................               15,826           33,235
                       Telecommunications -- 0.2%
                       Motient Corp.+..............................................               34,297          132,043
                       Song Networks Holding AB ADR+(1)............................    SEK         9,208              138
                       Ventelo GmbH(1).............................................    EUR        11,286                0
                       Viatel Holding (Bermuda), Ltd...............................                4,028            4,028
                                                                                                              ------------
                                                                                                                  169,444
                                                                                                              ------------
                       TOTAL COMMON STOCK (cost $2,382,131)........................                               243,373
                                                                                                              ------------

                       PREFERRED STOCK -- 1.3%
                       ---------------------------------------------------------------------------------------------------
                       ENERGY -- 0.4%
                       Energy Services -- 0.4%
                       TNP Enterprises, Inc. 14.50%(1)(4)..........................                  436          316,100
                                                                                                              ------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Song Networks(1)............................................    SEK         2,622            1,826
                                                                                                              ------------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Broadcasting & Media -- 0.3%
                       Paxson Communications Corp. 13.25%(1)(4)....................                   27          180,900
                       Paxson Communications Corp. 9.75%*(1)(4)....................                    8           33,600
                       PRIMEDIA, Inc., Series F 9.20%..............................                  760           52,440
                                                                                                              ------------
                                                                                                                  266,940
                                                                                                              ------------
                       INFORMATION TECHNOLOGY -- 0.6%
                       Telecommunications -- 0.6%
                       Broadwing Communications, Inc., Series B 12.50%.............                  697           33,108
                       Dobson Communications Corp. 13.00%(1)(4)....................              263,000          148,595
                       Intermedia Communications, Inc. 13.50%(1)(5)................                  119            9,520
                       Maxcom Telecomunicaciones SA(1).............................               43,350              434
                       McLeodUSA, Inc. 2.50%.......................................                2,891            9,482
                       Nextel Communications, Inc. 13.00%(1)(4)....................                  247          248,235
                       Nextlink Communications, Inc. 13.50%(4).....................                  678                7
                       Nextlink Communications, Inc. 14.00%(5).....................                4,032               40
                                                                                                              ------------
                                                                                                                  449,421
                                                                                                              ------------
                       TOTAL PREFERRED STOCK (cost $2,804,188).....................                             1,034,287
                                                                                                              ------------

                                                           ---------------------

                                                                WARRANTS -- 0.0%+               SHARES           VALUE
                       ---------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paxson Communications Corp. Expires 06/30/2003(1)...........                  256      $        13
                       XM Satellite Radio, Inc. Expires 03/15/2010.................                  315               78
                                                                                                              ------------
                                                                                                                       91
                                                                                                              ------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Maxcom Telecomunicaciones SA Expires 04/01/2007(1)..........                  425                4
                       McLeodUSA, Inc. Expires 04/16/2007..........................                6,408            1,410
                       Occidente Y Caribe Expires 03/15/2004(1)....................                4,100               41
                                                                                                              ------------
                                                                                                                    1,455
                                                                                                              ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Central Bank of Nigeria Expires 11/15/2020(1)(2)............                  750                0
                                                                                                              ------------
                       UTILITIES -- 0.0%
                       Electric Utilities -- 0.0%
                       SW Acquisition Expires 04/01/2011...........................                  600           15,000
                                                                                                              ------------
                       TOTAL WARRANTS (cost $120,158)..............................                                16,546
                                                                                                              ------------

                                                                 RIGHTS -- 0.1%+
                       ---------------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                       Foreign Government -- 0.1%
                       Republic of Venezuela zero coupon (1)(2)....................                2,650                0
                       United Mexican States zero coupon (1)(2)....................            9,703,000           58,218
                                                                                                              ------------
                       TOTAL RIGHTS (cost $0)......................................                                58,218
                                                                                                              ------------
                       TOTAL INVESTMENT SECURITIES (cost $90,381,002)..............                            76,352,840
                                                                                                              ------------

                                                                                              PRINCIPAL
                                                          SHORT-TERM SECURITIES -- 0.1%         AMOUNT
                       ---------------------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS -- 0.1%
                       United States Treasury Bills 1.23% due 7/17/03 (cost
                         $99,440)@.................................................           $  100,000           99,462
                                                                                                              ------------

---------------------

                                                                                              PRINCIPAL
                                       REPURCHASE AGREEMENT -- 1.9%                             AMOUNT           VALUE
                       ---------------------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.60%, dated 1/31/03 to be repurchased 2/3/03
                         in the amount of $1,549,077 and collateralized by
                         $1,070,000 of United States Treasury Bonds, bearing
                         interest at 8.75% due 5/15/20 having an approximate value
                         of $1,582,783 (cost $1,549,000)...........................           $1,549,000      $ 1,549,000
                                                                                                              ------------
                       TOTAL INVESTMENTS --
                         (cost $92,029,442)                        96.1%                                       78,001,302
                       Other assets less liabilities --                3.9                                      3,199,271
                       ------                                                                                 ------------
                       NET ASSETS --                       100.0%                                             $81,200,573
                                                                             ------                           ============
                                                                             ------

              -----------------------------

                       ADR -- American Depository Receipt
                        +   Non-income producing security
                        *   Securities exempt from registration under Rule 144A of the
                            Securities Act of 1933. These securities may be sold in
                            transactions exempt from registration, normally to qualified institutional buyers.
                       (1)  Fair valued security; see Note 2.
                       (2)  Variable rate security -- the rate reflected is as of
                            January 31, 2003; maturity date reflects next reset date.
                       (3)  Represents a zero coupon bond which will convert to an interest-bearing security at a later date
                       (4)  PIK ("Payment-in-Kind") payment made with additional
                            securities in lieu of cash.
                       (5)  Security in default.
                       (6)  Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
                       (7)  Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of January 31, 2003.

              Allocation of investments as a percentage of net assets by country as of January 31, 2003

                       United States                                      55.1%
                       Russia                                             10.9%
                       Brazil                                              9.7%
                       Peru                                                2.9%
                       Malaysia                                            2.0%
                       Mexico                                              1.6%
                       Panama                                              1.6%
                       Canada                                              1.1%
                       Argentina                                           1.0%
                       South Korea                                         1.0%
                       Venezuela                                           1.0%
                       United Kingdom                                      0.9%
                       Bangladesh                                          0.9%
                       Nigeria                                             0.7%
                       Chile                                               0.5%
                       Morocco                                             0.5%
                       Poland                                              0.5%
                       China                                               0.4%
                       Germany                                             0.4%
                       Ireland                                             0.4%
                       Netherlands                                         0.4%
                       Qatar                                               0.4%
                       Turkey                                              0.4%
                       Croatia                                             0.3%
                       Australia                                           0.2%
                       Bulgaria                                            0.2%
                       Colombia                                            0.2%
                       Luxembourg                                          0.2%
                       Tunisia                                             0.2%
                       Ukraine                                             0.2%
                       Bermuda                                             0.1%

                                                           ---------------------

                       Dominican Republic                                  0.1%
                       Sweden                                              0.1%
                                                                      ------
                                                                          96.10%
                                                                      ======

              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                                      EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
                       CONTRACTS              DESCRIPTION                DATE      TRADE DATE   JANUARY 31, 2003   DEPRECIATION
                       --------------------------------------------------------------------------------------------------------
                       10 Short    U.S. Treasury 30 Year Note         March 2003   $1,100,476      $1,121,875       $ (21,399)
                                     (CBT)..........................
                        4 Short    U.S. Treasury 10 Year Note.......  March 2003     447,661          456,583          (8,922)
                       73 Short    U.S. Treasury 5 Year Note          March 2003   8,134,370        8,214,776         (80,406)
                                     (CBT)..........................
                        3 Short    U.S. Treasury 5 Year Note           June 2003     335,022          335,344            (322)
                                     (CBT)..........................
                                                                                                                    ---------
                                                                                                                    $(111,049)
                                                                                                                    =========

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT              IN            DELIVERY    GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR         DATE        DEPRECIATION
                       --------------------------------------------------------------------
                       EUR   1,525,000    USD   1,626,144     04/24/2003       $(6,009)
                       GBP      20,000    USD      32,152     04/22/2003          (554)
                                                                               -------
                                Net Unrealized Appreciation
                                  (Depreciation)........................       $(6,563)
                                                                               =======

                       EUR - Euro                          GBP - Pound Sterling
                       USD - United States Dollar          SEK - Swedish Krona

              See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                          COMMON STOCK -- 59.8%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.8%
                       Apparel & Textiles -- 0.5%
                       Coach, Inc.+................................................       56,000   $  1,789,200
                       Automotive -- 0.7%
                       General Motors Corp. .......................................       25,200        915,516
                       Harley-Davidson, Inc. ......................................       33,600      1,403,808
                       Retail -- 2.6%
                       Kohl's Corp.+...............................................       33,000      1,728,210
                       Target Corp. ...............................................       30,050        847,710
                       Wal-Mart Stores, Inc. ......................................      125,400      5,994,120
                                                                                                   -------------
                                                                                                     12,678,564
                                                                                                   -------------
                       CONSUMER STAPLES -- 4.5%
                       Food, Beverage & Tobacco -- 2.8%
                       Altria Group, Inc. .........................................       62,400      2,363,088
                       Anheuser-Busch Cos., Inc. ..................................       22,400      1,063,328
                       Coca-Cola Co. ..............................................       49,600      2,006,816
                       Pepsi Bottling Group, Inc. .................................       45,000      1,140,750
                       PepsiCo, Inc. ..............................................       39,200      1,586,816
                       UST, Inc. ..................................................       39,200      1,211,280
                       Household Products -- 1.7%
                       Avon Products, Inc. ........................................       22,400      1,120,000
                       Gillette Co. ...............................................       72,900      2,179,710
                       Pactiv Corp.+...............................................      112,000      2,285,920
                                                                                                   -------------
                                                                                                     14,957,708
                                                                                                   -------------
                       ENERGY -- 5.2%
                       Energy Services -- 3.2%
                       ENSCO International, Inc. ..................................       40,500      1,091,070
                       Exxon Mobil Corp. ..........................................      135,400      4,623,910
                       GlobalSantaFe Corp. ........................................       83,300      1,810,109
                       Nabors Industries, Ltd.+....................................       81,000      2,984,850
                       Energy Sources -- 2.0%
                       Anadarko Petroleum Corp. ...................................       52,100      2,402,331
                       Apache Corp. ...............................................       41,200      2,571,292
                       Smith International, Inc.+..................................       57,300      1,824,432
                                                                                                   -------------
                                                                                                     17,307,994
                                                                                                   -------------
                       FINANCE -- 13.8%
                       Banks -- 5.1%
                       Bank of America Corp. ......................................      104,900      7,348,245
                       Commerce Bancshares, Inc. ..................................       41,160      1,611,826
                       FleetBoston Financial Corp. ................................       48,200      1,258,502
                       Freddie Mac.................................................       38,000      2,127,240
                       Mellon Financial Corp. .....................................       40,900        935,383
                       Wells Fargo & Co. ..........................................       72,900      3,453,273

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 5.2%
                       American Express Co. .......................................       72,300   $  2,568,819
                       Citigroup, Inc. ............................................      156,800      5,390,784
                       J.P. Morgan Chase & Co. ....................................       55,000      1,283,700
                       Lehman Brothers Holdings, Inc. .............................       33,600      1,832,208
                       Merrill Lynch & Co., Inc. ..................................       62,500      2,188,750
                       Morgan Stanley, Dean Witter & Co. ..........................       59,400      2,251,260
                       SLM Corp. ..................................................       16,800      1,784,664
                       Insurance -- 3.5%
                       Allstate Corp. .............................................      135,400      4,764,726
                       Berkshire Hathaway, Inc., Class B+..........................        1,500      3,336,000
                       Marsh & McLennan Cos., Inc. ................................       39,200      1,671,096
                       MetLife, Inc. ..............................................       72,900      1,951,533
                                                                                                   -------------
                                                                                                     45,758,009
                                                                                                   -------------
                       HEALTHCARE -- 7.9%
                       Drugs -- 5.5%
                       Amgen, Inc.+................................................       39,800      2,028,208
                       Bristol-Myers Squibb Co. ...................................       40,000        943,600
                       Merck & Co., Inc. ..........................................       63,300      3,506,187
                       Pfizer, Inc. ...............................................      192,200      5,835,192
                       Pharmacia Corp. ............................................       52,100      2,176,217
                       Schering-Plough Corp. ......................................       60,000      1,086,600
                       Teva Pharmaceutical Industries, Ltd. ADR....................       33,600      1,290,240
                       Wyeth.......................................................       35,000      1,366,050
                       Health Services -- 0.7%
                       Caremark Rx, Inc.+..........................................       50,000        980,000
                       HCA, Inc. ..................................................       33,600      1,436,064
                       Medical Products -- 1.7%
                       Boston Scientific Corp.+....................................       39,200      1,585,640
                       Johnson & Johnson...........................................       72,800      3,902,808
                                                                                                   -------------
                                                                                                     26,136,806
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 7.5%
                       Aerospace & Military Technology -- 1.1%
                       Northrop Grumman Corp. .....................................       11,200      1,023,792
                       United Technologies Corp. ..................................       40,900      2,600,422
                       Business Services -- 0.6%
                       Cendant Corp.+..............................................       78,400        868,672
                       Waste Management, Inc. .....................................       50,400      1,158,696
                       Machinery -- 1.8%
                       Eaton Corp. ................................................       28,000      1,990,240
                       Ingersoll-Rand Co., Class A.................................       52,100      2,045,446
                       Textron, Inc. ..............................................       46,800      1,804,608
                       Multi-Industry -- 3.0%
                       3M Co. .....................................................       28,000      3,487,400
                       General Electric Co. .......................................      226,700      5,245,838
                       Tyco International, Ltd. ...................................       55,000        880,550

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 1.0%
                       FedEx Corp. ................................................       22,400   $  1,178,240
                       United Parcel Service, Inc., Class B........................       31,900      1,924,527
                                                                                                   -------------
                                                                                                     24,208,431
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 3.3%
                       AOL Time Warner, Inc.+......................................      224,000      2,611,840
                       Clear Channel Communications, Inc.+.........................       33,600      1,346,688
                       Comcast Corp., Class A+.....................................       50,724      1,350,780
                       Comcast Corp., Special Class A+.............................       25,600        654,848
                       Gannett Co., Inc. ..........................................       22,400      1,627,584
                       Viacom, Inc., Class B+......................................       53,300      2,054,715
                       Walt Disney Co. ............................................       78,400      1,372,000
                       Leisure & Tourism -- 0.6%
                       Carnival Corp. .............................................       77,300      1,862,930
                                                                                                   -------------
                                                                                                     12,881,385
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 11.7%
                       Communication Equipment -- 1.0%
                       QUALCOMM, Inc.+.............................................       89,600      3,374,336
                       Computers & Business Equipment -- 2.6%
                       Dell Computer Corp.+........................................       60,000      1,431,600
                       Hewlett-Packard Co. ........................................      201,600      3,509,856
                       International Business Machines Corp. ......................       47,000      3,676,810
                       Computer Software -- 3.3%
                       Microsoft Corp.+............................................      181,900      8,632,974
                       Oracle Corp.+...............................................      200,000      2,406,000
                       Electronics -- 2.5%
                       Applied Materials, Inc.+....................................      156,800      1,876,896
                       Intel Corp. ................................................      194,900      3,052,134
                       Texas Instruments, Inc. ....................................       75,900      1,206,810
                       Xilinx, Inc.+...............................................      112,000      2,216,480
                       Telecommunications -- 2.3%
                       AT&T Corp. .................................................       31,360        610,893
                       Cisco Systems, Inc.+........................................      190,400      2,545,648
                       Nextel Communications, Inc., Class A+.......................      134,400      1,696,128
                       Verizon Communications, Inc. ...............................       72,800      2,786,784
                                                                                                   -------------
                                                                                                     39,023,349
                                                                                                   -------------
                       MATERIALS -- 1.5%
                       Chemicals -- 1.1%
                       du Pont (E.I.) de Nemours and Co. ..........................       40,100      1,518,587
                       Ecolab, Inc. ...............................................       45,000      2,218,500
                       Forest Products -- 0.4%
                       Bemis Co., Inc. ............................................       28,000      1,221,360
                                                                                                   -------------
                                                                                                      4,958,447
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $235,124,991)......................                 197,910,693
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 34.3%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 5.4%
                       Banks -- 3.0%
                       Inter-American Development Bank 3.38% 2008..................  $10,000,000   $  9,998,410
                       Financial Services -- 2.4%
                       CS First Boston Mtg. Securities Corp. 6.48% 2040............    2,500,000      2,777,122
                       Overseas Private Investment Corp. 6.99% 2009................    2,956,647      3,296,720
                       Small Business Administration 6.30% 2018....................    1,442,929      1,583,796
                                                                                                   -------------
                                                                                                     17,656,048
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 28.9%
                       U.S. Government Agencies -- 7.8%
                       Federal Farm Credit Bank 2.13% 2005.........................    4,000,000      3,989,120
                       Federal Farm Credit Bank 2.50% 2006.........................    5,000,000      4,995,780
                       Federal Home Loan Bank 2.00% 2005...........................    5,000,000      5,008,725
                       Federal National Mtg. Assoc. 5.25% 2009.....................    7,000,000      7,591,843
                       Federal National Mtg. Assoc. 5.75% 2003 -- 2008.............    4,135,000      4,248,915
                       U.S. Treasuries -- 21.1%
                       United States Treasury Bonds 5.38% 2031.....................   23,000,000     24,840,897
                       United States Treasury Notes 1.63% 2005.....................   15,000,000     14,973,045
                       United States Treasury Notes 1.75% 2004.....................    5,000,000      5,006,640
                       United States Treasury Notes 3.00% 2007(1)..................   15,000,000     15,028,710
                       United States Treasury Notes 4.00% 2012(1)..................   10,000,000     10,017,190
                                                                                                   -------------
                                                                                                     95,700,865
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $111,434,100).....................                 113,356,913
                                                                                                   -------------

                       EXCHANGE TRADED FUNDS -- 0.5%                                   SHARES
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 0.5%
                       Financial Services -- 0.5%
                       Biotech HOLDRs Trust (cost $1,515,972)......................       16,800      1,490,160
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $348,075,063).............                 312,757,766
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 3.0%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS -- 3.0%
                       United States Treasury Bills 1.22% due 6/5/03 (cost
                         $9,957,978)...............................................  $10,000,000      9,959,510
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 12.5%
                       -----------------------------------------------------------------------------------------
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 2)..........................................      403,000        403,000
                       UBS Warburg, LLC Joint Repurchase Agreement Account (Note
                         2)(2).....................................................   41,000,000     41,000,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $41,403,000)..............                  41,403,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $399,436,041)               110.1%                                   364,120,276
                       Liabilities in excess of other
                       assets --                                (10.1)                              (33,297,999)
                                                          -------                                  -------------
                       NET ASSETS --                       100.0%                                  $330,822,277
                                                          -------                                  =============
                                                          -------

              -----------------------------

              +   Non-income producing security.
              ADR -- American Depository Receipt
              (1) The security or a portion thereof is out on loan; see Note 2.
              (2) Includes cash received as collateral for securities out on loan in the amount of $25,762,500.

              See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN PORTFOLIO
    Massachusetts Financial Services Company     INVESTMENT PORTFOLIO -- JANUARY
31, 2003

                                          COMMON STOCK -- 52.7%                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.9%
                       Retail -- 1.9%
                       Home Depot, Inc. ...........................................       131,900   $   2,756,710
                       Limited Brands, Inc. .......................................        50,100         630,759
                       May Department Stores Co.+..................................        78,700       1,613,350
                       Sears Roebuck & Co. ........................................       234,500       6,202,525
                       Target Corp. ...............................................        20,000         564,200
                                                                                                    -------------
                                                                                                       11,767,544
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.4%
                       Food, Beverage & Tobacco -- 2.1%
                       Altria Group, Inc. .........................................        41,000       1,552,670
                       Archer-Daniels-Midland Co. .................................       162,566       1,958,921
                       Kellogg Co. ................................................        80,200       2,678,680
                       Kroger Co.+.................................................       349,290       5,270,786
                       PepsiCo, Inc. ..............................................        24,900       1,007,952
                       Safeway, Inc.+..............................................        17,000         402,900
                       Household Products -- 1.3%
                       Colgate-Palmolive Co. ......................................        26,500       1,349,115
                       Gillette Co. ...............................................        60,100       1,796,990
                       Kimberly-Clark Corp. .......................................        60,600       2,806,992
                       Procter & Gamble Co. .......................................        25,600       2,190,592
                                                                                                    -------------
                                                                                                       21,015,598
                                                                                                    -------------
                       ENERGY -- 10.0%
                       Energy Services -- 6.5%
                       BJ Services Co.+............................................        55,300       1,690,521
                       BP, PLC ADR.................................................       162,250       6,329,373
                       ConocoPhillips..............................................        61,800       2,978,142
                       Duke Energy Corp. ..........................................        17,700         301,431
                       Entergy Corp. ..............................................        29,600       1,315,720
                       Exelon Corp. ...............................................        24,900       1,268,157
                       Exxon Mobil Corp. ..........................................       204,476       6,982,855
                       FPL Group, Inc. ............................................        15,100         881,689
                       GlobalSantaFe Corp. ........................................       106,500       2,314,245
                       Noble Corp.+................................................       192,300       6,592,044
                       Pinnacle West Capital Corp. ................................        12,900         401,835
                       Schlumberger, Ltd. .........................................       154,900       5,839,730
                       TXU Corp. ..................................................       150,700       2,765,345
                       Energy Sources -- 3.5%
                       Apache Corp. ...............................................        40,468       2,525,608
                       Calpine Corp.+..............................................       720,300       2,348,178
                       Cooper Cameron Corp.+.......................................        46,700       2,263,549
                       Devon Energy Corp. .........................................       153,560       6,956,268
                       Occidental Petroleum Corp. .................................       230,120       6,721,805
                       Unocal Corp. ...............................................        25,300         704,605
                                                                                                    -------------
                                                                                                       61,181,100
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 12.0%

                       Banks -- 4.4%
                       Bank of America Corp. ......................................        85,696   $   6,003,005
                       FleetBoston Financial Corp. ................................       246,859       6,445,488
                       Mellon Financial Corp. .....................................       243,200       5,561,984
                       SouthTrust Corp. ...........................................        94,600       2,465,276
                       SunTrust Banks, Inc. .......................................        59,900       3,393,335
                       U.S. Bancorp................................................         7,928         167,281
                       Wachovia Corp. .............................................        75,900       2,730,123
                       Financial Services -- 4.8%
                       American Express Co. .......................................        13,400         476,102
                       Citigroup, Inc. ............................................       267,233       9,187,470
                       Fannie Mae..................................................        14,900         964,030
                       Franklin Resources, Inc. ...................................        42,500       1,416,950
                       Freddie Mac.................................................       122,120       6,836,278
                       Goldman Sachs Group, Inc. ..................................        31,000       2,111,100
                       J.P. Morgan Chase & Co. ....................................        39,700         926,598
                       Merrill Lynch & Co., Inc. ..................................       142,402       4,986,918
                       Morgan Stanley, Dean Witter & Co. ..........................        32,600       1,235,540
                       T. Rowe Price Group, Inc. ..................................        43,600       1,165,864
                       Insurance -- 2.8%
                       Allstate Corp.+.............................................        99,640       3,506,332
                       Chubb Corp. ................................................        55,900       3,002,948
                       Chubb Corp.(4)..............................................        10,000         247,500
                       Hartford Financial Services Group, Inc. ....................       104,340       4,348,891
                       MetLife, Inc. ..............................................        90,690       2,427,771
                       Nationwide Financial Services, Inc., Class A................        56,090       1,545,280
                       Travelers Property Casualty Corp., Class A+.................       146,901       2,381,265
                       Travelers Property Casualty Corp., Class B+.................             1              16
                                                                                                    -------------
                                                                                                       73,533,345
                                                                                                    -------------
                       HEALTHCARE -- 4.1%
                       Drugs -- 3.7%
                       Bristol-Myers Squibb Co. ...................................        10,800         254,772
                       Eli Lilly and Co. ..........................................        77,700       4,680,648
                       Merck & Co., Inc. ..........................................       106,300       5,887,957
                       Pfizer, Inc. ...............................................       277,500       8,424,900
                       Schering-Plough Corp. ......................................       210,230       3,807,265
                       Medical Products -- 0.4%
                       Baxter International, Inc. .................................        52,100       1,468,178
                       Guidant Corp.+..............................................        23,800         800,156
                                                                                                    -------------
                                                                                                       25,323,876
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 2.5%
                       Aerospace & Military Technology -- 0.1%
                       United Technologies Corp. ..................................        12,500         794,750
                       Business Services -- 0.2%
                       Automatic Data Processing, Inc. ............................        33,200       1,151,044
                       Machinery -- 0.5%
                       Caterpillar, Inc. ..........................................         6,200         272,676
                       Deere & Co. ................................................        69,900       2,949,780

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 0.9%
                       General Electric Co. .......................................       124,600   $   2,883,244
                       Honeywell International, Inc. ..............................        13,000         317,720
                       Tyco International, Ltd. ...................................       131,500       2,105,315
                       Transportation -- 0.8%
                       Burlington Northern Santa Fe Corp. .........................       114,800       2,981,356
                       Norfolk Southern Corp. .....................................        98,400       1,938,480
                                                                                                    -------------
                                                                                                       15,394,365
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 5.4%
                       Broadcasting & Media -- 4.5%
                       AOL Time Warner, Inc.+......................................        52,100         607,486
                       Comcast Corp., Class A+.....................................        34,240         911,811
                       Comcast Corp., Special Class A+.............................       210,520       5,385,102
                       Gannett Co., Inc. ..........................................        32,800       2,383,248
                       New York Times Co., Class A.................................        51,400       2,510,376
                       Reed International, PLC.....................................       403,200       3,130,512
                       Tribune Co. ................................................        45,400       2,197,360
                       Viacom, Inc., Class B+......................................       215,327       8,300,856
                       Walt Disney Co. ............................................       112,500       1,968,750

                       Entertainment Products -- 0.1%
                       Eastman Kodak Co. ..........................................        29,800         902,940

                       Leisure & Tourism -- 0.8%
                       Hilton Hotels Corp. ........................................       167,500       1,961,425
                       McDonald's Corp. ...........................................       128,900       1,835,536
                       Starwood Hotels & Resorts Worldwide, Inc. ..................        46,500       1,090,425
                                                                                                    -------------
                                                                                                       33,185,827
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 7.7%
                       Communication Equipment -- 0.3%
                       Motorola, Inc. .............................................       192,540       1,536,469

                       Computers & Business Equipment -- 0.5%
                       Hewlett-Packard Co. ........................................        74,400       1,295,304
                       International Business Machines Corp. ......................        22,400       1,752,352
                       Computer Software -- 0.9%
                       Microsoft Corp.+............................................        69,400       3,293,724
                       Oracle Corp.+...............................................       184,800       2,223,144

                       Electronics -- 0.7%
                       Applied Micro Circuits Corp.+...............................       139,300         504,266
                       Intel Corp. ................................................        99,800       1,562,868
                       Texas Instruments, Inc. ....................................       156,800       2,493,120

                       Internet Software -- 0.1%
                       Networks Associates, Inc.+..................................        25,200         384,804

                       Software -- 0.0%
                       Cadence Design Systems, Inc.+...............................        25,100         248,992

                       Telecommunications -- 5.2%
                       Advanced Fibre Communications, Inc.+........................        70,050       1,183,145
                       AT&T Corp. .................................................       228,310       4,447,479

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       AT&T Wireless Services, Inc.+...............................       892,744   $   5,418,956
                       BellSouth Corp. ............................................       184,500       4,202,910
                       SBC Communications, Inc. ...................................       138,600       3,387,384
                       Telephone and Data Systems, Inc. ...........................       103,790       4,452,591
                       Verizon Communications, Inc. ...............................       178,416       6,829,765
                       Vodafone Group, PLC ADR.....................................       115,031       2,168,334
                                                                                                    -------------
                                                                                                       47,385,607
                                                                                                    -------------
                       MATERIALS -- 3.9%
                       Chemicals -- 1.5%
                       Lyondell Chemical Co.+......................................        60,700         777,567
                       Air Products and Chemicals, Inc. ...........................        13,800         572,010
                       Akzo Nobel NV...............................................        39,300       1,031,943
                       Dow Chemical Co. ...........................................        68,700       1,996,422
                       Du Pont (E.I.) de Nemours and Co. ..........................         5,800         219,646
                       PPG Industries, Inc. .......................................        18,800         918,004
                       Praxair, Inc. ..............................................        64,000       3,490,560

                       Forest Products -- 1.3%
                       Bowater, Inc. ..............................................        52,800       2,146,320
                       International Paper Co. ....................................        81,000       2,891,700
                       Owens-Illinois, Inc.+.......................................       162,660       1,784,380
                       Smurfit Stone Container Corp.+..............................        78,800       1,112,656

                       Metals & Minerals -- 1.1%
                       Alcoa, Inc. ................................................       231,420       4,575,173
                       Phelps Dodge Corp.+.........................................        74,400       2,570,520
                                                                                                    -------------
                                                                                                       24,086,901
                                                                                                    -------------
                       REAL ESTATE -- 0.6%
                       Real Estate Investment Trusts -- 0.6%
                       Equity Office Properties Trust..............................        31,900         763,686
                       Equity Residential..........................................        98,400       2,404,896
                       Healthcare Realty Trust, Inc. ..............................        12,200         343,186
                       Hospitality Properties Trust................................        10,000         324,000
                                                                                                    -------------
                                                                                                        3,835,768
                                                                                                    -------------
                       UTILITIES -- 1.2%
                       Electric Utilities -- 0.7%
                       NiSource, Inc. .............................................       260,534       4,629,689

                       Gas & Pipeline Utilities -- 0.5%
                       National Fuel Gas Co. ......................................        91,200       1,876,896
                       WGL Holdings, Inc. .........................................        44,800       1,134,784
                                                                                                    -------------
                                                                                                        7,641,369
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $358,362,869)......................                   324,351,300
                                                                                                    -------------

                       PREFERRED STOCK -- 0.5%
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 0.2%
                       Insurance -- 0.2%
                       Hartford Financial Services Group, Inc. 6.0%
                         (Convertible)(4)..........................................        28,600       1,308,450
                                                                                                    -------------

---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------

                       INFORMATION TECHNOLOGY -- 0.3%
                       Communication Equipment -- 0.3%
                       Motorola, Inc. 7.00%........................................        52,500   $   1,603,875
                                                                                                    -------------
                       UTILITIES -- 0.0%
                       Electric Utilities -- 0.0%
                       NiSource, Inc. 7.75%........................................         9,400         325,334
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $4,146,761).....................                     3,237,659
                                                                                                    -------------

                                                                                       PRINCIPAL
                                          BONDS & NOTES -- 39.8%                        AMOUNT
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.4%
                       DaimlerChrysler NA Holding Corp. 7.75% 2003.................   $ 1,000,000   $   1,015,554
                       Ford Motor Co. 7.45% 2031...................................       396,000         335,100
                       TRW, Inc. 6.63% 2004........................................       750,000         790,057
                       TRW, Inc. 7.75% 2029........................................       537,000         634,810
                       Housing -- 0.1%
                       CRH America, Inc. 6.95% 2012................................       687,000         769,083

                       Retail -- 0.1%
                       Federated Department Stores, Inc. 8.50% 2003................       465,000         474,730
                                                                                                    -------------
                                                                                                        4,019,334
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.3%
                       Food, Beverage & Tobacco -- 0.3%
                       Dole Food Co., Inc. 7.25% 2009..............................       669,000         652,275
                       Kellogg Co. 6.00% 2006......................................       450,000         485,659
                       Tyson Foods, Inc. 8.25% 2011................................       511,000         605,399
                                                                                                    -------------
                                                                                                        1,743,333
                                                                                                    -------------
                       ENERGY -- 1.7%
                       Energy Services -- 1.2%
                       Dominion Resources, Inc. 7.60% 2003.........................       217,000         221,801
                       DTE Energy Co. 7.05% 2011...................................       345,000         384,482
                       Entergy Mississippi, Inc. 6.20% 2004........................       208,000         216,823
                       FirstEnergy Corp. 6.45% 2011................................     2,389,000       2,400,133
                       MidAmerican Energy Holdings Co. 5.88% 2012*.................       340,000         343,632
                       Phillips Petroleum Co. 8.50% 2005...........................     1,504,000       1,701,260
                       PSEG Power, LLC 6.95% 2012..................................       315,000         332,001
                       PSEG Power, LLC 8.63% 2031..................................       466,000         538,048
                       Toledo Edison Co. 7.88% 2004................................       640,000         681,043
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................       213,225         227,726

                       Energy Sources -- 0.5%
                       Devon Financing Corp., ULC 6.88% 2011.......................       995,000       1,105,218
                       Occidental Petroleum Corp. 6.40% 2003.......................     1,496,000       1,505,736
                       Ocean Energy, Inc. 4.38% 2007...............................       600,000         604,196
                                                                                                    -------------
                                                                                                       10,262,099
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 6.6%
                       Banks -- 1.0%
                       Bank of America Corp. 7.40% 2011............................   $ 1,992,000   $   2,330,957
                       Barclays Bank, PLC 6.86% 2032*(1)...........................     1,001,000       1,014,890
                       KFW International Finance, Inc. 4.25% 2005..................     1,850,000       1,939,118
                       UniCredito Italiano Capital Trust 9.20% 2010*(1)............       612,000         744,399
                       Union Bank of Norway 7.35% 2003*(1).........................       250,000         255,280

                       Financial Services -- 5.3%
                       Associates Corp. of North America 5.50% 2004................       790,000         822,469
                       Bear Stearns Commercial Mtg. Securities, Inc. 6.80% 2008....       332,961         363,283
                       Capital One Auto Finance Trust 4.79% 2009...................     1,750,000       1,852,140
                       Certificates Funding Corp. 6.72% 2004*......................     1,161,137       1,244,995
                       Chase Commercial Mtg. Securities Corp. 6.39% 2030...........     1,073,000       1,193,874
                       Chase Commercial Mtg. Securities Corp. 7.54% 2032...........       123,082         137,975
                       Chase Mtg. Finance Trust 6.00% 2017.........................       520,876         536,191
                       Citibank Credit Card Issuance Trust 6.65% 2008..............       943,000       1,012,525
                       Citigroup, Inc. 7.25% 2010..................................       991,000       1,146,079
                       Commercial Mtg., Series 2000-FL2A 1.59% 2003*(2)............       192,031         192,015
                       Countrywide Alternative Loan Trust 8.00% 2030...............       694,000         722,816
                       Countrywide Home Loans, Inc. 6.85% 2004.....................       700,000         742,361
                       Credit Suisse First Boston USA, Inc. 4.63% 2008.............     2,961,000       3,005,853
                       Criimi Mae CMBS Corp. 6.70% 2030*...........................       140,000         153,465
                       DBS Capital Funding Corp. 7.66% 2003*(1)....................       478,000         530,621
                       Fleetwood Credit Corp. Grantor Trust 6.90% 2012.............        12,187          12,327
                       Ford Motor Credit Co. 6.88% 2006............................       575,000         579,672
                       Ford Motor Credit Co. 7.38% 2009............................       698,000         683,353
                       General Electric Capital Corp. 6.75% 2032...................     1,074,000       1,187,319
                       General Electric Capital Corp. 7.50% 2005...................       424,000         471,955
                       General Electric Capital Corp. 8.75% 2007...................       109,000         130,225
                       General Motors Acceptance Corp. 5.36% 2004..................       925,000         950,574
                       General Motors Acceptance Corp. 6.88% 2011..................       515,000         501,514
                       General Motors Acceptance Corp. 7.25% 2011..................        52,000          52,261
                       General Motors Acceptance Corp. 8.00% 2031..................       809,000         798,097
                       GMAC Commercial Mtg. Securities, Inc., Series 2002-LTA A1
                         3.90% 2013*(3)............................................       355,513         355,513
                       Goldman Sachs Group, Inc. 5.70% 2012........................     1,000,000       1,038,159
                       GS Mtg. Securities Corp. II 6.06% 2030......................       395,563         418,766
                       Independent National Mtg. Corp. 7.00% 2026..................       400,157         405,383
                       J.P. Morgan Commercial Mtg. Finance Corp. 6.61% 2030........       136,000         151,915
                       Lehman Brothers Holdings, Inc. 7.75% 2005...................       340,000         373,861
                       Lehman Brothers Holdings, Inc. 8.25% 2007...................       513,000         603,026
                       Lehman Large Loan Series 1997-LLI B 6.95% 2007..............       140,000         157,488
                       MidAmerican Funding, LLC 6.93% 2029.........................       166,000         173,763
                       Morgan Stanley Capital I, Inc. zero coupon 2003*(1).........    24,689,775         778,066
                       Morgan Stanley Deanwitter 3.32% 2013*(2)(3).................       613,558         613,832
                       Morgan Stanley Group, Inc. 6.10% 2006.......................       975,000       1,057,778
                       Natexis Ambs Co., LLC 8.44% 2049............................       323,000         369,987
                       Pemex Master Trust 9.13% 2010...............................       678,000         764,445
                       Prudential Funding, LLC 6.60% 2008*.........................       512,000         566,261
                       Residential Accredit Loans, Inc. 6.75% 2028.................       490,000         503,041
                       Residential Funding Mtg. Securities I, Inc. 6.00% 2016......     1,297,607       1,332,538
                       SLM Corp. 5.38% 2013........................................       633,000         644,986
                       Student Loan Marketing Assoc. 5.00% 2004....................       660,000         691,407
                       Summit Acceptance Auto Receivables Trust LLC 7.51% 2007*....       240,000         246,225
                       Verizon Global Funding Corp. 7.38% 2012.....................     1,406,000       1,611,592
                       Wells Fargo Mtg. Backed 6.00% 2017..........................       497,000         524,559

                       Insurance -- 0.3%
                       Safeco Corporation 4.88% 2010...............................       109,000         109,211

---------------------

                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Allstate Corp. 6.13% 2032...................................   $   604,000   $     620,452
                       Loews Corp. 3.13% 2007......................................       666,000         606,060
                       MetLife, Inc. 6.50% 2032....................................       586,000         624,182
                                                                                                    -------------
                                                                                                       40,651,099
                                                                                                    -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       HCA, Inc. 6.95% 2012........................................       628,000         661,571
                       HCA, Inc. 8.75% 2010........................................       190,000         216,999
                                                                                                    -------------
                                                                                                          878,570
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 1.1%
                       Aerospace & Military Technology -- 0.4%
                       Northrop Grumman Corp. 7.75% 2031...........................       756,000         903,943
                       Raytheon Co. 5.70% 2003.....................................       979,000         996,604
                       Raytheon Co. 6.15% 2008.....................................       698,000         747,404

                       Business Services -- 0.3%
                       Cendant Corp. 6.25% 2008....................................       250,000         250,451
                       Cendant Corp. 6.88% 2006....................................       445,000         463,473
                       USA Waste Services, Inc. 7.00% 2004.........................       417,000         435,385
                       Waste Management, Inc. 7.38% 2010...........................       603,000         658,518

                       Electrical Equipment -- 0.2%
                       Oncor Electric Delivery Co. 7.00% 2032*.....................     1,003,000         999,136
                       Machinery -- 0.1%
                       Kennametal, Inc. 7.20% 2012.................................       490,000         514,488
                       Transportation -- 0.1%
                       Compania SudAmericana de Vapores SA 7.38% 2003..............        50,000          51,626
                       Union Pacific Corp. 6.34% 2003..............................       607,000         626,934
                                                                                                    -------------
                                                                                                        6,647,962
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 1.1%
                       Broadcasting & Media -- 0.7%
                       AOL Time Warner, Inc. 6.15% 2007............................       187,000         193,620
                       Belo Corp. 7.75% 2027.......................................       303,000         327,461
                       Clear Channel Communications, Inc. 7.25% 2003...............       500,000         510,646
                       Clear Channel Communications, Inc. 7.88% 2005...............       225,000         247,408
                       Comcast Corp. 6.50% 2015....................................       389,000         390,005
                       Cox Communications, Inc. 7.75% 2010.........................     1,265,000       1,443,519
                       News America Holdings, Inc. 8.50% 2005......................       175,000         188,499
                       Time Warner Entertainment, Inc. 10.15% 2012.................       262,000         330,988
                       Time Warner, Inc. 6.88% 2018................................       290,000         287,986

                       Leisure & Tourism -- 0.4%
                       American Airlines, Inc. 6.86% 2010..........................       110,428         105,485
                       Continental Airlines, Inc., Series 981A 6.65% 2019..........       443,441         389,986
                       Harrah's Operating Co., Inc. 7.13% 2007.....................       302,000         330,812
                       Hilton Hotels Corp. 5.00% 2006..............................     1,294,000       1,250,327
                       MGM Mirage, Inc. 8.50% 2010.................................       536,000         582,900
                                                                                                    -------------
                                                                                                        6,579,642
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 1.2%
                       Electronics -- 0.4%
                       Analog Devices, Inc. 4.75% 2005.............................   $ 2,221,000   $   2,221,000

                       Telecommunications -- 0.8%
                       ALLTEL Corp. 7.88% 2032.....................................       384,000         461,512
                       AT&T Wireless Services, Inc. 7.35% 2006.....................       220,000         231,000
                       Citizens Communications Co. 7.63% 2008......................       956,000       1,046,594
                       Citizens Communications Co. 8.50% 2006......................       370,000         407,415
                       France Telecom SA 4.16% 2003(2).............................       365,000         365,094
                       Sprint Capital Corp. 5.70% 2003.............................       716,000         712,420
                       Sprint Capital Corp. 7.13% 2006.............................       327,000         313,920
                       TCI Communications Financing III 9.65% 2027.................     1,434,000       1,470,111
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................       150,000         158,050
                                                                                                    -------------
                                                                                                        7,387,116
                                                                                                    -------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.3%
                       Abitibi-Consolidated, Inc. 8.85% 2030.......................     1,042,000       1,109,550
                       Weyerhaeuser Co. 6.75% 2012.................................       581,000         622,461
                       Weyerhaeuser Co. 7.38% 2032.................................       314,000         334,645
                                                                                                    -------------
                                                                                                        2,066,656
                                                                                                    -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.4%
                       Foreign Government -- 0.4%
                       Republic of Italy 4.63% 2005................................     1,500,000       1,580,407
                       United Mexican States 8.38% 2011............................       196,000         217,560
                       United Mexican States 11.38% 2016...........................       217,000         285,681
                       United Mexican States 11.50% 2026...........................       200,000         264,800
                                                                                                    -------------
                                                                                                        2,348,448
                                                                                                    -------------
                       REAL ESTATE -- 1.2%
                       Real Estate Companies -- 0.5%
                       EOP Operating LP 6.80% 2009.................................     1,981,000       2,154,288
                       Socgen Real Estate Co., LLC 7.64% 2007*(1)..................     1,051,000       1,155,528

                       Real Estate Investment Trusts -- 0.7%
                       Kimco Realty Corp. 6.00% 2012...............................       750,000         764,398
                       Simon Property Group, Inc. 6.75% 2004.......................     1,111,000       1,153,350
                       Vornado Realty Trust 5.63% 2007.............................     2,023,000       2,043,726
                                                                                                    -------------
                                                                                                        7,271,290
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 24.7%
                       U.S. Government Agencies -- 18.6%
                       Federal Home Loan Mtg. Corp. 4.25% 2005.....................     2,188,000       2,298,067
                       Federal Home Loan Mtg. Corp. 5.50% 2006.....................       430,000         469,960
                       Federal Home Loan Mtg. Corp. 6.00% 2011.....................     1,750,000       1,961,470
                       Federal Home Loan Mtg. Corp. 6.50% 2015.....................       322,358         340,416
                       Federal National Mtg. Assoc. 4.08% 2031.....................       942,000         943,724
                       Federal National Mtg. Assoc. 5.25% 2007.....................     2,500,000       2,717,320
                       Federal National Mtg. Assoc. 5.50% 2006 -- 2018.............    12,925,001      13,666,771
                       Federal National Mtg. Assoc. 5.50% TBA......................     7,719,000       7,867,947
                       Federal National Mtg. Assoc. 5.72% 2009.....................       385,000         416,326
                       Federal National Mtg. Assoc. 6.00% 2016 -- 2033.............    25,878,977      26,894,466
                       Federal National Mtg. Assoc. 6.13% 2012.....................     8,239,000       9,291,952
                       Federal National Mtg. Assoc. 6.50% 2031 -- 2032.............    25,211,036      26,281,768
                       Federal National Mtg. Assoc. 6.63% 2009 -- 2010.............     5,059,000       5,872,002
                       Federal National Mtg. Assoc. 7.00% 2032.....................     1,656,983       1,745,364

---------------------

                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government Agencies (continued)
                       Federal National Mtg. Assoc. 7.13% 2005.....................   $ 1,000,000   $   1,104,084
                       Federal National Mtg. Assoc. 7.50% 2030 -- 2032.............     3,646,459       3,882,231
                       Government National Mtg. Assoc. 6.50% 2028 -- 2032..........     2,409,042       2,531,389
                       Government National Mtg. Assoc. 7.00% 2027 -- 2032..........     5,683,531       6,038,025
                       Government National Mtg. Assoc. 7.50% 2029..................       170,720         182,814

                       U.S. Treasuries -- 6.1%
                       United States Treasury Bonds 5.38% 2031.....................     1,064,000       1,149,161
                       United States Treasury Bonds 6.25% 2023 -- 2030#............    10,943,000      12,750,072
                       United States Treasury Bonds 11.88% 2003....................       886,000         958,438
                       United States Treasury Notes 2.00% 2004.....................     7,484,000       7,533,110
                       United States Treasury Notes 3.25% 2007.....................     2,912,000       2,957,500
                       United States Treasury Notes 3.38% 2007(5)..................     3,680,101       3,987,161
                       United States Treasury Notes 3.50% 2006.....................     1,735,000       1,791,252
                       United States Treasury Notes 4.25% 2010(5)..................     2,182,120       2,503,982
                       United States Treasury Notes 4.00% 2012.....................       168,000         168,289
                       United States Treasury Notes 4.38% 2007 -- 2012.............     1,513,000       1,602,361
                       United States Treasury Notes 6.88% 2006.....................     1,716,000       1,958,184
                                                                                                    -------------
                                                                                                      151,865,606
                                                                                                    -------------
                       UTILITIES -- 0.5%
                       Electric Utilities -- 0.3%
                       Hydro Quebec 6.30% 2011.....................................       820,000         924,022
                       Niagara Mohawk Power Corp. 7.75% 2006.......................       649,000         731,648
                       Niagara Mohawk Power Corp. 8.77% 2018.......................       123,000         128,578
                       Northeast Utilities 8.58% 2006..............................        94,490         104,988

                       Gas & Pipeline Utilities -- 0.2%
                       Kinder Morgan Energy Partners 6.75% 2011....................       494,000         541,375
                       Kinder Morgan Energy Partners 7.40% 2031....................       187,000         205,994
                       Kinder Morgan Energy Partners 7.75% 2032....................       350,000         401,736

                       Telephone -- 0.0%
                       Deutsche Telekom International Finance BV 8.25% 2030........       233,000         260,714
                                                                                                    -------------
                                                                                                        3,299,055
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $236,324,025).....................                   245,020,210
                                                                                                    -------------

                                             RIGHTS -- 0.0%+
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela(3)....................................           535               0
                       United Mexican States(3)....................................       461,000           2,766
                                                                                                    -------------
                         (Cost $0).................................................                         2,766
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $598,833,655).............                   572,611,935
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 7.9%                                    AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES -- 7.9%
                       Federal Home Loan Bank Cons. Disc. Note zero coupon due
                         2/3/03 (cost $48,312,806).................................   $48,316,000   $  48,312,806
                                                                                                    -------------
                       TOTAL INVESTMENTS --
                         (cost $647,146,461)               100.9%                                     620,924,741
                       Liabilities in excess of other
                       assets --                                  (0.9)                                (5,682,701)
                                                           ------                                   -------------
                       NET ASSETS --                       100.0%                                   $ 615,242,040
                                                           ------
                                                           ------                                    ------------
                                                                                                     ------------

              -----------------------------
               +  Non-income producing security
               #  The security or a portion thereof represents collateral for
              TBA.
              ADR -- American Depository Receipt
              TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              (1) Variable rate security -- the rate reflected is as of January
                  31, 2003; maturity date reflects next reset date.
              (2) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of January 31, 2003.
              (3) Fair valued security; see Note 2.
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
              (5) Security is indexed for inflation.

              See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO
    WM Advisors, Inc.                   INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 48.5%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%
                       Apparel & Textiles -- 0.7%
                       Columbia Sportswear Co.+....................................        6,400   $    227,328
                       Cutter & Buck, Inc.+........................................       39,400        154,015
                       Jones Apparel Group, Inc.+..................................       17,800        581,704
                       Nike, Inc., Class B.........................................       35,300      1,572,262
                       Quiksilver, Inc.+...........................................       17,100        450,585
                       Automotive -- 0.5%
                       General Motors Corp. .......................................        9,000        326,970
                       Monaco Coach Corp.+.........................................       51,400        642,500
                       PACCAR, Inc. ...............................................       24,700      1,070,004
                       Superior Industries International, Inc. ....................        5,500        227,535
                       Housing -- 0.1%
                       KB Home Corp. ..............................................        2,500        111,775
                       Simpson Manufacturing Co., Inc.+............................        9,500        328,225
                       Retail -- 0.9%
                       Costco Wholesale Corp.+.....................................       62,200      1,795,714
                       J.C. Penney Co., Inc. ......................................       41,300        800,807
                       May Department Stores Co.+..................................       19,500        399,750
                       Tiffany & Co. ..............................................       22,000        511,500
                       Wal-Mart de Mexico SA de CV ADR.............................       32,000        704,000
                                                                                                   ------------
                                                                                                      9,904,674
                                                                                                   ------------
                       CONSUMER STAPLES -- 3.5%
                       Food, Beverage & Tobacco -- 1.9%
                       ConAgra Foods, Inc. ........................................       22,000        539,660
                       Dean Foods Co.+.............................................       18,400        714,288
                       Hershey Foods Corp. ........................................       14,800        954,600
                       Kroger Co.+.................................................      253,900      3,831,351
                       PepsiCo, Inc. ..............................................       34,300      1,388,464
                       SUPERVALU, Inc. ............................................       40,000        595,200
                       Whole Foods Market, Inc.+...................................        7,200        365,904
                       Household Products -- 1.6%
                       Avon Products, Inc. ........................................       63,900      3,195,000
                       Estee Lauder Cos., Inc., Class A............................       21,400        645,638
                       Kimberly-Clark Corp. .......................................       34,200      1,584,144
                       Procter & Gamble Co. .......................................       22,700      1,942,439
                                                                                                   ------------
                                                                                                     15,756,688
                                                                                                   ------------
                       EDUCATION -- 0.1%
                       Education -- 0.1%
                       Edison Schools, Inc.+.......................................      120,000        165,600
                                                                                                   ------------
                       ENERGY -- 4.5%
                       Energy Services -- 3.9%
                       Baker Hughes, Inc. .........................................       20,800        629,408
                       BP, PLC ADR.................................................       56,000      2,184,560
                       ChevronTexaco Corp. ........................................       12,752        821,229
                       ConocoPhillips..............................................       15,400        742,126
                       Duke Energy Corp. ..........................................       87,500      1,490,125

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       Exxon Mobil Corp. ..........................................       50,000   $  1,707,500
                       FPL Group, Inc. ............................................       55,500      3,240,645
                       Hanover Compressor Co.+.....................................       14,800        138,084
                       Nabors Industries, Ltd.+....................................        8,500        313,225
                       Pinnacle West Capital Corp. ................................       70,300      2,189,845
                       Royal Dutch Petroleum Co. ..................................       55,900      2,341,651
                       Schlumberger, Ltd. .........................................       38,000      1,432,600
                       Southern Co. ...............................................       13,700        385,929
                       Energy Sources -- 0.6%
                       Ocean Energy, Inc. .........................................       41,400        775,422
                       Tri-Union Development Corp.*(1).............................          294              3
                       Tribo Petroleum Corp.(1)....................................          500              5
                       Unocal Corp. ...............................................       65,700      1,829,745
                       Valero Energy Corp. ........................................        7,041        242,140
                                                                                                   ------------
                                                                                                     20,464,242
                                                                                                   ------------
                       FINANCE -- 10.2%
                       Banks -- 5.6%
                       Astoria Financial Corp. ....................................       10,000        259,500
                       Bank of America Corp. ......................................       62,000      4,343,100
                       Banner Corp. ...............................................       16,000        282,400
                       Charter One Financial, Inc. ................................       22,695        656,112
                       First State BanCorp. .......................................        7,300        175,200
                       FleetBoston Financial Corp. ................................       96,500      2,519,615
                       Freddie Mac.................................................       56,400      3,157,272
                       Greater Bay Bancorp.........................................        6,700        114,503
                       Greenpoint Financial Corp. .................................       20,000        862,200
                       Key Corp. ..................................................       13,000        312,650
                       Pacific Northwest Bancorp...................................       29,300        777,622
                       PNC Financial Services Group................................       58,200      2,563,128
                       TCF Financial Corp. ........................................       10,900        475,240
                       U.S. Bancorp................................................       63,200      1,333,520
                       Wachovia Corp. .............................................       63,800      2,294,886
                       Washington Federal, Inc. ...................................       35,950        877,180
                       Wells Fargo & Co. ..........................................       86,500      4,097,505
                       Financial Services -- 2.7%
                       A.G. Edwards, Inc. .........................................       21,100        602,827
                       American Capital Strategies, Ltd. ..........................       55,300      1,285,172
                       Charles Schwab Corp. .......................................       30,200        278,444
                       Citigroup, Inc. ............................................       95,100      3,269,538
                       Countrywide Financial Corp. ................................       14,000        772,240
                       Fannie Mae..................................................       13,500        873,450
                       Fidelity National Financial, Inc. ..........................       18,300        617,076
                       Franklin Resources, Inc. ...................................       13,100        436,754
                       J.P. Morgan Chase & Co. ....................................      133,700      3,120,558
                       Morgan Stanley..............................................       14,500        549,550
                       T. Rowe Price Group, Inc. ..................................       17,100        457,254
                       Insurance -- 1.9%
                       ACE, Ltd. ..................................................       31,000        912,950
                       AFLAC, Inc. ................................................       13,000        421,070
                       Allstate Corp...............................................      115,200      4,053,888
                       Ambac Financial Group, Inc. ................................       14,400        771,408
                       PMI Group, Inc. ............................................       22,700        652,625
                       RenaissanceRe Holdings, Ltd. ...............................        8,100        318,087

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       StanCorp Financial Group, Inc. .............................       14,700   $    733,824
                       XL Capital, Ltd., Class A...................................       12,500        938,250
                                                                                                   ------------
                                                                                                     46,166,598
                                                                                                   ------------
                       HEALTHCARE -- 7.7%
                       Drugs -- 5.1%
                       Abbott Laboratories.........................................       16,500        628,980
                       Allergan, Inc. .............................................        7,500        455,025
                       AmerisourceBergen Corp. ....................................       13,800        803,160
                       Amgen, Inc.+................................................        5,260        268,049
                       Antigenics, Inc.+...........................................       17,500        166,950
                       Bristol-Myers Squibb Co. ...................................       89,600      2,113,664
                       Cardinal Health, Inc. ......................................       42,400      2,473,192
                       Corixa Corp.+...............................................      164,900        939,930
                       Dendreon Corp.+.............................................      115,100        619,192
                       DUSA Pharmaceuticals, Inc.+.................................       25,800         43,989
                       Eden Bioscience Corp.+......................................       36,200         52,852
                       Express Scripts, Inc., Class A+.............................       16,500        916,575
                       Medicis Pharmaceutical Corp., Class A+......................        7,800        402,870
                       Merck & Co., Inc. ..........................................       44,100      2,442,699
                       Mylan Laboratories, Inc. ...................................      220,800      5,899,776
                       Myriad Genetics, Inc.+......................................       10,700        136,104
                       Neose Technologies, Inc.+...................................       20,600        166,448
                       Pain Therapeutics, Inc.+....................................       54,800        144,234
                       Pfizer, Inc. ...............................................       72,600      2,204,136
                       Pharmacyclics, Inc.+........................................       41,000        164,000
                       Schering-Plough Corp. ......................................      107,300      1,943,203
                       Zymogenetics, Inc.+.........................................       31,100        305,713
                       Health Services -- 0.6%
                       Covance, Inc.+..............................................       35,000        944,300
                       Health Net, Inc.+...........................................       23,400        630,396
                       HEALTHSOUTH Corp.+..........................................       41,200        157,796
                       IMS Health, Inc. ...........................................       35,500        598,175
                       Wellpoint Health Networks, Inc.+............................        3,700        268,916
                       Medical Products -- 2.0%
                       Baxter International, Inc. .................................       13,000        366,340
                       Becton, Dickinson & Co. ....................................       18,000        590,400
                       Emisphere Technologies, Inc.+...............................       38,600        227,740
                       Genentech, Inc.+............................................        3,800        139,612
                       Guidant Corp.+..............................................       89,100      2,995,542
                       ICOS Corp.+.................................................       21,800        535,190
                       Incyte Genomics, Inc.+......................................       33,400        145,624
                       Johnson & Johnson...........................................       31,100      1,667,271
                       Microvision, Inc.+..........................................       62,900        400,673
                       OraSure Technologies, Inc.+.................................      154,100      1,209,685
                       Sonosite, Inc.+.............................................       49,400        570,570
                       Therasense, Inc.+...........................................       10,800         77,220
                                                                                                   ------------
                                                                                                     34,816,191
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 5.2%
                       Aerospace & Military Technology -- 1.1%
                       Boeing Co. .................................................      113,300      3,579,147
                       General Dynamics Corp. .....................................       10,000        661,400
                       Lockheed Martin Corp. ......................................       10,500        536,025
                       Northrop Grumman Corp. .....................................        3,650        333,647

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 1.5%
                       Acxiom Corp.+...............................................       57,300   $    850,905
                       Building Materials Holding Corp.+...........................       39,600        623,304
                       Convergys Corp.+............................................        8,300        105,825
                       First Consulting Group, Inc.+...............................       41,800        233,662
                       First Data Corp. ...........................................       50,800      1,747,520
                       Genuine Parts Co. ..........................................       19,500        575,250
                       Getty Images, Inc.+.........................................       47,700      1,395,225
                       Headwaters, Inc.+...........................................       11,000        157,300
                       Republic Services, Inc.+....................................       38,100        780,288
                       Robert Half International, Inc.+............................       13,600        206,176
                       Machinery -- 0.5%
                       Federal Signal Corp. .......................................       32,200        522,606
                       Lincoln Electric Holdings, Inc. ............................       21,000        466,620
                       Magna International, Inc., Class A-ADR......................       15,000        855,000
                       Teleflex, Inc. .............................................       13,200        542,916
                       Multi-Industry -- 1.9%
                       General Electric Co. .......................................       72,000      1,666,080
                       Honeywell International, Inc. ..............................      120,000      2,932,800
                       PDF Solutions, Inc.+........................................        5,700         35,625
                       Tyco International, Ltd. ...................................      228,500      3,658,285
                       Transportation -- 0.2%
                       Expeditors International of Washington, Inc. ...............       28,600        881,166
                       West Marine, Inc.+..........................................        8,100        126,603
                                                                                                   ------------
                                                                                                     23,473,375
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 4.5%
                       Broadcasting & Media -- 1.7%
                       Comcast Corp., Class A+.....................................       26,718        711,500
                       Comcast Corp., Special Class A+.............................       90,200      2,307,316
                       Knight-Ridder, Inc. ........................................        5,900        399,548
                       Liberty Media Corp.+........................................      241,800      2,410,746
                       Sirius Satellite Radio, Inc.+...............................      113,200        131,312
                       Univision Communications, Inc., Class A+....................        8,000        210,880
                       Viacom, Inc., Class A+......................................       45,700      1,761,735
                       Entertainment Products -- 1.1%
                       Hollywood Entertainment Corp.+..............................       51,700        689,678
                       K2, Inc.+...................................................       21,800        214,294
                       Mattel, Inc. ...............................................      202,000      4,040,000
                       Leisure & Tourism -- 1.7%
                       Alaska Air Group, Inc.+.....................................        6,000        118,620
                       Carnival Corp. .............................................      208,000      5,012,800
                       Intrawest Corp. ............................................       42,800        493,056
                       Papa John's International, Inc.+............................       19,700        497,031
                       Starbucks Corp.+............................................       16,500        374,880
                       Westcoast Hospitality Corp.+................................       78,400        417,088
                       Yum! Brands, Inc.+..........................................       27,600        639,768
                                                                                                   ------------
                                                                                                     20,430,252
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 7.7%
                       Communication Equipment -- 0.4%
                       Gilat Satellite Networks, Ltd.+.............................      160,000         57,600
                       Motorola, Inc. .............................................      243,000      1,939,140

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 2.1%
                       Advanced Digital Information Corp.+.........................      115,000   $    787,750
                       Diebold, Inc. ..............................................       38,200      1,337,382
                       Electronics for Imaging, Inc.+..............................       31,800        553,320
                       Hewlett-Packard Co. ........................................      110,100      1,916,841
                       InFocus Corp.+..............................................       55,900        339,313
                       International Business Machines Corp. ......................       41,900      3,277,837
                       Komag, Inc.+................................................       19,542        107,481
                       RadiSys Corp.+..............................................       32,400        227,448
                       Rudolph Technologies, Inc.+.................................        6,400         97,024
                       Synopsys, Inc.+.............................................       15,600        603,252
                       Computer Services -- 0.1%
                       Intraware, Inc.+............................................      321,800        318,582
                       Computer Software -- 2.3%
                       Adobe Systems, Inc. ........................................        5,000        132,100
                       BMC Software, Inc.+.........................................       72,900      1,285,227
                       BSQUARE Corp.+..............................................      318,700        423,871
                       Business Objects SA ADR+....................................       25,400        407,670
                       Cognizant Technology Solutions Corp.+.......................        2,400        144,696
                       Computer Associates International, Inc. ....................      172,600      2,307,662
                       E.piphany, Inc.+............................................       24,600        103,812
                       Electronic Data Systems Corp. ..............................       19,000        322,050
                       Informatica Corp.+..........................................       59,800        417,404
                       Made2Manage Systems, Inc.+..................................       23,800         88,298
                       Microsoft Corp.+............................................       65,000      3,084,900
                       NetIQ Corp.+................................................       30,200        360,890
                       Nuance Communications, Inc.+................................       68,500        174,675
                       ONYX Software Corp.+........................................      432,450        514,616
                       Peoplesoft, Inc.+...........................................       31,700        614,663
                       Siebel Systems, Inc.+.......................................        6,700         56,012
                       Electronics -- 1.3%
                       Applied Materials, Inc.+....................................        4,000         47,880
                       Arrow Electronics, Inc.+....................................       14,200        168,554
                       Atmel Corp.+................................................       11,600         23,780
                       Credence Systems Corp.+.....................................       59,400        465,102
                       Digimarc Corp.+.............................................       42,500        504,900
                       Electro Scientific Industries, Inc.+........................       39,200        708,344
                       Emerson Electric Co. .......................................        8,300        389,519
                       FEI Co.+....................................................       49,800        792,318
                       Intel Corp. ................................................       11,400        178,524
                       KLA-Tencor Corp.+...........................................        2,200         71,808
                       Lattice Semiconductor Corp.+................................       42,600        321,630
                       LSI Logic Corp.+............................................        7,100         31,311
                       Microchip Technology, Inc.+.................................       30,550        674,850
                       Micron Technology, Inc.+....................................        9,400         77,174
                       Pixelworks, Inc.+...........................................      138,450      1,048,066
                       Tektronix, Inc.+............................................       25,500        420,750
                       TriQuint Semiconductor, Inc.+...............................       21,600         70,416
                       Internet Content -- 0.1%
                       Click2Learn, Inc.+..........................................      160,800        197,784
                       Corillian Corp.+............................................      230,000        165,600

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Internet Software -- 0.3%
                       Interwoven, Inc.+...........................................       70,200   $    181,116
                       Lionbridge Technologies, Inc.+..............................      174,500        354,235
                       Primus Knowledge Solutions, Inc.+...........................      286,400        269,216
                       WatchGuard Technologies, Inc.+..............................       78,800        651,676
                       Telecommunications -- 1.1%
                       ALLTEL Corp. ...............................................       12,000        562,440
                       AT&T Corp. .................................................       15,900        309,732
                       AT&T Wireless Services, Inc.+...............................        6,000         36,420
                       CommScope, Inc.+............................................       26,300        222,761
                       Latitude Communications, Inc.+..............................      185,800        250,830
                       SBC Communications, Inc. ...................................       87,400      2,136,056
                       United States Cellular Corp.+...............................        7,100        169,335
                       Verizon Communications, Inc. ...............................       28,400      1,087,152
                                                                                                   ------------
                                                                                                     34,590,795
                                                                                                   ------------
                       MATERIALS -- 0.9%
                       Chemicals -- 0.2%
                       Cabot Corp. ................................................        3,000         75,780
                       Dow Chemical Co. ...........................................       12,800        371,968
                       du Pont (E.I.) de Nemours and Co. ..........................        6,600        249,942
                       PPG Industries, Inc. .......................................        5,300        258,799
                       Valspar Corp. ..............................................        1,800         76,500
                       Forest Products -- 0.3%
                       Louisiana-Pacific Corp.+....................................       89,600        654,080
                       Weyerhaeuser Co. ...........................................       10,800        518,940
                       Metals & Minerals -- 0.4%
                       Alcoa, Inc. ................................................       12,600        249,102
                       Greenbrier Cos., Inc.+......................................       47,300        326,370
                       Oregon Steel Mills, Inc.+...................................       78,500        198,605
                       Precision Castparts Corp. ..................................       10,900        276,097
                       Schnitzer Steel Industries, Inc. ...........................       25,400        541,020
                                                                                                   ------------
                                                                                                      3,797,203
                                                                                                   ------------
                       REAL ESTATE -- 1.6%
                       Real Estate Investment Trusts -- 1.6%
                       AMB Property Corp. .........................................       25,000        691,250
                       Apartment Investment & Management Co., Class A..............        7,000        254,450
                       Arden Realty Group, Inc. ...................................        8,800        185,328
                       CarrAmerica Realty Corp. ...................................        7,100        170,471
                       Duke Realty Corp. ..........................................       13,000        325,650
                       Equity Office Properties Trust..............................       25,500        610,470
                       Equity Residential..........................................       24,000        586,560
                       General Growth Properties, Inc. ............................        8,000        396,000
                       Health Care Property Investors, Inc. .......................       40,800      1,503,072
                       Nationwide Health Properties, Inc. .........................       54,400        750,176
                       Plum Creek Timber Co., Inc. ................................       33,300        726,606
                       Shurgard Storage Centers, Inc. .............................       21,300        636,870
                       Simon Property Group, Inc. .................................       15,200        497,040
                                                                                                   ------------
                                                                                                      7,333,943
                                                                                                   ------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 0.4%
                       Electric Utilities -- 0.3%
                       NiSource, Inc. .............................................       83,600   $  1,485,572
                       Gas & Pipeline Utilities -- 0.1%
                       El Paso Corp. ..............................................       41,000        346,040
                                                                                                   ------------
                                                                                                      1,831,612
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $282,920,746)......................                 218,731,173
                                                                                                   ------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 41.7%                                          AMOUNT
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Automotive -- 0.3%
                       Ford Motor Co. 6.38% 2029...................................  $ 1,200,000        894,952
                       TRW, Inc. 7.75% 2029........................................      500,000        591,070
                                                                                                   ------------
                                                                                                      1,486,022
                                                                                                   ------------
                       CONSUMER STAPLES -- 0.9%
                       Food, Beverage & Tobacco -- 0.9%
                       ConAgra, Inc. 8.25% 2030....................................    1,500,000      1,977,338
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000        908,470
                       Philip Morris Cos., Inc. 7.50% 2004.........................      920,000        963,078
                                                                                                   ------------
                                                                                                      3,848,886
                                                                                                   ------------
                       ENERGY -- 1.4%
                       Energy Services -- 0.9%
                       Arizona Public Service Co. 6.50% 2012.......................    1,000,000      1,068,357
                       Hanover Compressor Co. 4.75% 2008...........................      500,000        400,625
                       Petrobas International Finance Co. 9.75% 2011...............    1,500,000      1,350,000
                       Phillips Petroleum Co. 8.75% 2010...........................    1,250,000      1,554,353
                       Energy Sources -- 0.5%
                       Burlington Resources Finance Co. 6.68% 2011.................    1,000,000      1,111,346
                       Covanta Energy Corp. 9.25% 2022(2)..........................    1,500,000        847,500
                       Tri-Union Development Corp. 12.50% 2006(1)..................       31,250         12,969
                       Tri-Union Development Corp. 12.50% 2006(1)..................      423,000        175,545
                                                                                                   ------------
                                                                                                      6,520,695
                                                                                                   ------------
                       FINANCE -- 6.3%
                       Banks -- 0.3%
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000      1,266,103
                       Financial Services -- 6.0%
                       Boeing Capital Corp. 5.65% 2006.............................    1,250,000      1,312,869
                       CIT Group, Inc. 7.38% 2007..................................      500,000        547,868
                       Citigroup, Inc. 6.75% 2005..................................      750,000        832,322
                       Citigroup, Inc. 7.25% 2010..................................    1,750,000      2,023,852
                       Discover Card Master Trust I 1.92% 2013(4)..................      700,000        691,365
                       DVI, Inc. 9.88% 2004........................................    1,250,000      1,062,500
                       DVI, Inc. 9.88% 2004........................................      750,000        637,500
                       First Union-Lehman Brothers Commercial Mtg. Trust 6.60%
                         2029......................................................    1,223,844      1,293,887
                       Ford Motor Credit Co. 7.38% 2011............................    1,200,000      1,154,275
                       General Motors Acceptance Corp. 7.75% 2010..................    1,750,000      1,815,816
                       GMAC Mtg. Corp. Loan Trust, Series 2002-HE2 A3 5.29% 2027...      750,000        776,522
                       Goldman Sachs Group, Inc. 6.88% 2011........................    1,750,000      1,949,824
                       Household Finance Corp. 6.00% 2004..........................    1,440,000      1,498,992
                       J.P. Morgan Chase & Co. 5.35% 2007..........................    1,000,000      1,056,982
                       J.P. Morgan Chase & Co. 6.75% 2011..........................    1,750,000      1,923,033
                       Jefferies Group, Inc. 7.75% 2012............................    1,000,000      1,066,424

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       HIH Capital, Ltd. 7.50% 2006 (Convertible)*.................  $   250,000   $    148,750
                       HIH Capital, Ltd. 7.50% 2006 (Convertible)..................      500,000        302,500
                       Legg Mason, Inc. 6.75% 2008.................................      500,000        552,704
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,750,000      1,902,761
                       Morgan Stanley Group, Inc. 6.75% 2011.......................    1,000,000      1,106,461
                       Norwest Asset Securities Corp. 6.50% 2029...................      224,238        226,855
                       PDVSA Finance, Ltd. 8.50% 2012..............................      750,000        596,250
                       Residential Funding Mortgage Secs I, Inc., Series 1999-S3 A1
                         6.50% 2029................................................      154,784        156,389
                       Vendee Mortgage Trust 7.50% 2014............................    1,718,000      1,887,848
                       Verizon Global Funding Corp. 4.00% 2008.....................      500,000        497,640
                                                                                                   ------------
                                                                                                     28,288,292
                                                                                                   ------------
                       HEALTHCARE -- 1.8%
                       Drugs -- 0.8%
                       Cardinal Health, Inc. 6.75% 2011............................    1,500,000      1,705,783
                       IVAX Corp. 4.50% 2008.......................................    2,500,000      2,056,250
                       Health Services -- 0.9%
                       HCA, Inc. 8.75% 2010........................................    1,500,000      1,713,147
                       Omnicare, Inc. 5.00% 2007...................................    2,250,000      2,199,375
                       Medical Products -- 0.1%
                       CuraGen Corp. 6.00% 2007....................................      500,000        315,000
                       Incyte Genomics, Inc. 5.50% 2007............................      500,000        342,500
                                                                                                   ------------
                                                                                                      8,332,055
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 2.1%
                       Aerospace & Military Technology -- 0.4%
                       Lockheed Martin Corp. 8.50% 2029............................    1,500,000      1,977,061
                       Business Services -- 1.2%
                       Allied Waste North America, Inc. 10.00% 2009................    1,250,000      1,240,625
                       Cendant Corp. 6.88% 2006....................................    1,000,000      1,041,513
                       Getty Images, Inc. 5.00% 2007...............................    2,000,000      1,835,000
                       Waste Management, Inc. 7.38% 2010...........................    1,045,000      1,141,213
                       Transportation -- 0.5%
                       Norfolk Southern Corp. 7.25% 2031...........................    1,250,000      1,453,059
                       Norfolk Southern Corp. 7.80% 2027...........................      500,000        608,123
                                                                                                   ------------
                                                                                                      9,296,594
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Broadcasting & Media -- 1.3%
                       AOL Time Warner, Inc. 6.15% 2007............................      750,000        776,549
                       AOL Time Warner, Inc. 7.63% 2031............................    1,200,000      1,243,218
                       COX Enterprises, Inc. 7.88% 2010*...........................    1,900,000      2,142,647
                       Olympus Communications LP 10.63% 2006(2)....................    1,000,000        825,000
                       Reed Elsevier Capital, Inc. 6.75% 2011......................    1,000,000      1,113,998
                       Leisure & Tourism -- 2.3%
                       Mandalay Resort Group 10.25% 2007...........................    2,500,000      2,700,000
                       Mikohn Gaming Corp. 11.88% 2008.............................      250,000        205,625
                       Northwest Airlines, Inc. 8.97% 2015.........................      130,000         66,008
                       Park Place Entertainment Corp. 7.50% 2009...................    1,500,000      1,530,000
                       Park Place Entertainment Corp. 9.38% 2007...................    1,000,000      1,062,500
                       Riviera Holdings Corp. 11.00% 2010..........................    2,000,000      1,760,000
                       Southwest Airlines Co. 5.50% 2006...........................    1,500,000      1,604,528
                       United AirLines, Inc. 7.19% 2011............................    1,717,759      1,407,480
                                                                                                   ------------
                                                                                                     16,437,553
                                                                                                   ------------

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 5.2%
                       Computers & Business Equipment -- 0.1%
                       Komag, Inc., Series JR 12.00% 2007(1)(3)....................  $    32,464   $     22,968
                       RadiSys Corp. 5.50% 2007....................................      500,000        424,375
                       Computer Software -- 1.4%
                       Adaptec, Inc. 4.75% 2004....................................    2,000,000      1,950,000
                       BEA Systems, Inc. 4.00% 2006................................    1,500,000      1,357,500
                       Rational Software Corp. (Convertible) 5.00% 2007............    2,500,000      2,546,875
                       Siebel Systems, Inc. 5.50% 2006.............................      500,000        492,500
                       Electronics -- 2.6%
                       Analog Devices, Inc. 4.75% 2005.............................    3,500,000      3,500,000
                       Conexant Systems, Inc. (Convertible) 4.00% 2007.............    1,750,000        866,250
                       Cypress Semiconductor Corp. 3.75% 2005......................    1,500,000      1,215,000
                       LSI Logic Corp. 4.00% 2005..................................    3,000,000      2,722,500
                       Triquint Semiconductor, Inc. 4.00% 2007.....................    2,250,000      1,802,813
                       Vitesse Semiconductor Corp. 4.00% 2005......................    2,000,000      1,667,500
                       Telecommunications -- 1.1%
                       Deutsche Telekom International 8.50% 2010...................    1,000,000      1,129,256
                       Extreme Networks, Inc. 3.50% 2006...........................      750,000        588,750
                       Qwest Services Corp. 8.88% 2012*............................    1,000,000      1,035,000
                       Vodafone Group, PLC 7.75% 2010..............................    1,800,000      2,107,937
                                                                                                   ------------
                                                                                                     23,429,224
                                                                                                   ------------
                       MATERIALS -- 0.6%
                       Chemicals -- 0.4%
                       Praxair, Inc. 6.50% 2008....................................    1,500,000      1,673,957
                       Forest Products -- 0.2%
                       Champion International Corp. 7.15% 2027.....................    1,000,000      1,053,997
                       Metals & Minerals -- 0.0%
                       Pen Holdings, Inc. 9.88% 2008(2)............................      750,000         90,000
                                                                                                   ------------
                                                                                                      2,817,954
                                                                                                   ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.3%
                       Foreign Government -- 0.3%
                       United Mexican States 9.88% 2010............................    1,000,000      1,208,500
                                                                                                   ------------
                       REAL ESTATE -- 0.8%
                       Real Estate Investment Trusts -- 0.8%
                       Health Care Property Investors, Inc. 6.88% 2015(5)..........      500,000        522,521
                       Nationwide Health Properties, Inc. 7.06% 2006...............    2,500,000      2,659,460
                       Shurgard Storage Centers, Inc. 7.50% 2004...................      500,000        524,047
                                                                                                   ------------
                                                                                                      3,706,028
                                                                                                   ------------
                       U.S. GOVERNMENT & AGENCIES -- 17.2%
                       U.S. Government Agencies -- 15.9%
                       Federal Home Loan Mtg. Corp. 5.50% 2017-2018................    2,985,678      3,091,719
                       Federal Home Loan Mtg. Corp. 5.50% 2031-2032................    3,223,668      3,277,255
                       Federal Home Loan Mtg. Corp. 6.00% 2017-2032................    5,389,001      5,607,374
                       Federal Home Loan Mtg. Corp. 6.50% 2014-2032................    1,967,425      2,068,942
                       Federal Home Loan Mtg. Corp. 7.00% 2015-2032................    3,662,488      3,888,616
                       Federal Home Loan Mtg. Corp. 7.50% 2030-2031................    2,271,170      2,422,356
                       Federal Home Loan Mtg. Corp. 8.00% 2030.....................      361,324        389,208
                       Federal National Mtg. Assoc. 5.50% 2017.....................    1,348,866      1,397,470
                       Federal National Mtg. Assoc. 5.61% 2023(4)..................    1,144,422      1,144,212
                       Federal National Mtg. Assoc. 6.00% 2018-2032................   10,341,309     10,725,360
                       Federal National Mtg. Assoc. 6.25% 2011.....................    1,000,000      1,108,592
                       Federal National Mtg. Assoc. 6.50% 2019-2032................   11,851,007     12,369,402

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       Federal National Mtg. Assoc. 7.00% 2015-2031................  $ 3,521,924   $  3,720,724
                       Federal National Mtg. Assoc. 7.50% 2028-2031................    6,169,073      6,544,626
                       Federal National Mtg. Assoc. 8.00% 2016.....................    2,459,331      2,658,616
                       Federal National Mtg. Assoc. 9.69% 2009(4)..................      317,667        320,362
                       Government National Mtg. Assoc. 6.00% 2032..................    1,367,710      1,421,335
                       Government National Mtg. Assoc. 6.50% 2023-2032.............    4,822,910      5,081,976
                       Government National Mtg. Assoc. 7.00% 2022-2028.............      951,907      1,015,701
                       Government National Mtg. Assoc. 7.50% 2028-2031.............    3,240,199      3,425,882
                       U.S. Treasuries -- 1.3%
                       United States Treasury Bonds 5.38% 2031.....................      500,000        540,019
                       United States Treasury Notes 4.00% 2012.....................    3,000,000      3,005,157
                       United States Treasury Notes 5.00% 2011.....................    2,000,000      2,172,734
                                                                                                   ------------
                                                                                                     77,397,638
                                                                                                   ------------
                       UTILITIES -- 1.2%
                       Electric Utilities -- 0.5%
                       Illinois Power Co. 7.50% 2009...............................    1,170,000      1,006,200
                       Niagara Mohawk Power Corp. 7.75% 2006.......................    1,000,000      1,127,346
                       Gas & Pipeline Utilities -- 0.7%
                       Consolidated Natural Gas Co. 6.85% 2011.....................    1,250,000      1,396,483
                       El Paso Natural Gas Co. 7.50% 2026..........................    1,800,000      1,368,000
                       Southern Natural Gas Co. 8.00% 2032.........................      500,000        455,000
                                                                                                   ------------
                                                                                                      5,353,029
                                                                                                   ------------
                       TOTAL BONDS & NOTES (cost $181,911,150).....................                 188,122,470
                                                                                                   ------------
                                                           WARRANTS -- 0.0%            SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism -- 0.0%
                       Mikohn Gaming Corp. Expires 08/15/2008(1)...................          250            125
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Computers & Business Equipment -- 0.0%
                       Komag, Inc.Wts Expires 6/30/2005............................        4,347          3,695
                                                                                                   ------------
                       TOTAL WARRANTS (cost $66)...................................                       3,820
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $464,831,962).............                 406,857,463
                                                                                                   ------------

---------------------

                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 9.3%                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                         Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.24%, dated 01/31/03 to be repurchased
                         02/03/03 in the amount of $42,051,345 and collateralized
                         by $32,685,000 of United States Treasury Bonds, bearing
                         interest at 7.50% due 11/15/16 having an approximate value
                         of $42,889,355 (cost $42,047,000).........................  $42,047,000   $ 42,047,000
                       TOTAL INVESTMENTS (cost $506,878,962)      99.5%                             448,904,463
                       Other assets less liabilities--                        0.5                     2,289,785
                       -------                                                                     ------------
                       NET ASSETS --                                  100.0%                       $451,194,248
                                                                            -------                ============
                                                                            -------

              -----------------------------

                        +   Non-income producing security
                       ADR -- American Depository Receipt
                        *   Securities exempt from registration under Rule 144A of the
                            Securities Act of 1933. These securities may be sold in
                            transactions exempt from registration, normally to qualified institutional buyers.
                       (1)  Fair valued security; see Note 2.
                       (2)  Bond in default.
                       (3)  PIK ("Payment-in-Kind") payment made with additional
                            securities in lieu of cash.
                       (4)  Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of January 31, 2003.
                       (5)  Variable rate security -- the rate reflected as of January
                            31, 2003; maturity date reflects next reset date.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO
    Federated Investment Counseling     INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 58.4%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       ENERGY -- 26.3%
                       Energy Services -- 26.3%
                       American Electric Power Co., Inc. ..........................    20,000    $   472,400
                       BP, PLC ADR.................................................    12,200        475,922
                       ChevronTexaco Corp. ........................................     7,100        457,240
                       Cinergy Corp. ..............................................     8,900        282,130
                       CMS Energy Corp. ...........................................    10,600         60,102
                       ConocoPhillips..............................................     4,152        200,085
                       Consolidated Edison, Inc. ..................................    19,300        770,456
                       Diamond Offshore Drilling, Inc. ............................    21,900        466,908
                       Dominion Resources, Inc. ...................................     3,500        189,665
                       DPL, Inc. ..................................................    38,200        546,260
                       DTE Energy Co. .............................................     4,200        176,064
                       Duke Energy Corp. ..........................................     5,500         93,665
                       Endesa SA ADR...............................................    65,100        787,710
                       Energy East Corp. ..........................................    16,200        319,464
                       Eni SpA.....................................................     3,000        227,850
                       Entergy Corp. ..............................................    10,900        484,505
                       Exelon Corp. ...............................................    33,900      1,726,527
                       FPL Group, Inc. ............................................     4,900        286,111
                       Great Plains Energy, Inc. ..................................    38,300        859,835
                       IDACORP, Inc. ..............................................    18,600        417,570
                       Marathon Oil Corp. .........................................     5,600        117,040
                       Pinnacle West Capital Corp. ................................    39,200      1,221,080
                       PPL Corp. ..................................................     5,400        189,000
                       Progress Energy, Inc. ......................................    31,000      1,252,710
                       Public Service Enterprise Group, Inc. ......................    11,600        409,248
                       SCANA Corp. ................................................    16,200        497,340
                       Southern Co. ...............................................    42,100      1,185,957
                       TECO Energy, Inc. ..........................................     6,800         94,044
                       TXU Corp. ..................................................    10,300        189,005
                       WPS Resources Corp. ........................................    11,400        433,998
                                                                                                 ------------
                                                                                                  14,889,891
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 16.5%
                       Telecommunications -- 16.5%
                       AT&T Corp. .................................................    12,400        241,552
                       BCE, Inc. ..................................................    93,500      1,770,890
                       BellSouth Corp. ............................................    39,200        892,976
                       SBC Communications, Inc. ...................................   102,900      2,514,876
                       Sprint Corp. (FON Group)....................................    37,500        455,250
                       Telecom Italia SpA ADR......................................    10,300        782,800
                       Verizon Communications, Inc. ...............................    69,200      2,648,976
                                                                                                 ------------
                                                                                                   9,307,320
                                                                                                 ------------
                       MATERIALS -- 0.2%
                       Metals & Minerals -- 0.2%
                       Anglo American, PLC ADR.....................................     8,300        115,370
                                                                                                 ------------

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       REAL ESTATE -- 1.9%
                       Real Estate Investment Trusts -- 1.9%
                       Boston Properties, Inc. ....................................     3,300    $   118,470
                       Equity Office Properties Trust..............................     5,000        119,700
                       iStar Financial, Inc. ......................................    21,500        601,785
                       Public Storage, Inc. .......................................     3,900        120,705
                       Vornado Realty Trust........................................     3,500        120,750
                                                                                                 ------------
                                                                                                   1,081,410
                                                                                                 ------------
                       UTILITIES -- 13.5%
                       Electric Utilities -- 6.8%
                       CenterPoint Energy, Inc. ...................................    68,000        473,960
                       DQE, Inc. ..................................................    34,100        470,580
                       Korea Electric Power Corp. ADR..............................    68,500        569,235
                       National Grid Group, PLC....................................     2,900         95,265
                       NiSource, Inc. .............................................    50,000        888,500
                       Northeast Utilities+........................................    30,400        436,240
                       NSTAR.......................................................    14,000        588,000
                       OGE Energy Corp. ...........................................    18,500        316,165

                       Gas & Pipeline Utilities -- 5.9%
                       KeySpan Corp. ..............................................    27,100        921,400
                       National Fuel Gas Co. ......................................    21,400        440,412
                       NICOR, Inc. ................................................    13,800        434,010
                       Peoples Energy Corp. .......................................    37,100      1,365,651
                       Sempra Energy...............................................     8,100        195,210

                       Telephone -- 0.8%
                       Telefonos de Mexico SA de CV ADR............................    15,100        452,094
                                                                                                 ------------
                                                                                                   7,646,722
                                                                                                 ------------
                       TOTAL COMMON STOCK (cost $35,357,419).......................               33,040,713
                                                                                                 ------------
                                                      PREFERRED STOCK -- 28.9%
                       --------------------------------------------------------------------------------------
                       ENERGY -- 20.6%
                       Energy Services -- 20.6%
                       American Electric Power Co., Inc. 9.25%.....................    40,500      1,460,430
                       Cinergy Corp. 9.50% (Convertible)...........................    49,200      2,636,136
                       CMS Energy Corp. 7.25% (Convertible)........................    15,700        187,615
                       Dominion Resources, Inc. 9.50%..............................    21,200      1,140,348
                       DTE Energy Co. 8.75% (Convertible)..........................    22,000        566,280
                       Duke Energy Corp. 8.00%.....................................    36,800        529,552
                       FPL Group, Inc. 8.00% (Convertible).........................     5,100        268,719
                       FPL Group, Inc. 8.50%.......................................    44,200      2,405,364
                       PPL Capital Funding Trust I 7.75%...........................    47,100        885,480
                       Public Service Enterprise Group, Inc. 10.25%
                         (Convertible).............................................     5,300        285,405
                       TECO Energy Inc. 9.50% (Convertible)........................     6,600        118,140
                       TXU Corp. 8.75%.............................................    40,400      1,163,520
                                                                                                 ------------
                                                                                                  11,646,989
                                                                                                 ------------

                       INFORMATION TECHNOLOGY -- 3.6%
                       Telecommunications -- 3.6%
                       ALLTEL Corp. 7.75%..........................................    42,200      2,021,380
                                                                                                 ------------

                       UTILITIES -- 4.7%
                       Electric Utilities -- 1.6%
                       NiSource, Inc. 7.75%........................................    26,200        906,782

                                                           ---------------------

                                       PREFERRED STOCK (CONTINUED)                    SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 3.1%
                       KeySpan Corp. 8.75%.........................................    23,000    $ 1,162,190
                       Sempra Energy 8.50%.........................................    24,100        581,292
                                                                                                 ------------
                                                                                                   2,650,264
                                                                                                 ------------
                       TOTAL PREFERRED STOCK (cost $17,691,096)....................               16,318,633
                                                                                                 ------------

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 6.9%                                          AMOUNT
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.7%
                       Housing -- 0.3%
                       Masco Corp. 5.88% 2012......................................  $200,000        210,577

                       Retail -- 0.4%
                       Federated Department Stores, Inc. 6.63% 2011................   200,000        215,972
                                                                                                 ------------
                                                                                                     426,549
                                                                                                 ------------
                       CONSUMER STAPLES -- 0.4%
                       Food, Beverage & Tobacco -- 0.4%
                       Kellogg Co. 7.45% 2031......................................   200,000        242,298
                                                                                                 ------------

                       ENERGY -- 0.7%
                       Energy Services -- 0.7%
                       Arizona Public Service Co. 6.38% 2011.......................   200,000        211,463
                       FirstEnergy Corp. 6.45% 2011................................   200,000        200,932
                                                                                                 ------------
                                                                                                     412,395
                                                                                                 ------------
                       FINANCE -- 2.7%
                       Banks -- 1.2%
                       Corporacion Andina de Fomento 7.38% 2011....................   200,000        211,106
                       PNC Funding Corp. 6.88% 2007................................   200,000        220,468
                       United States Bank NA 6.30% 2014............................   200,000        224,298

                       Financial Services -- 1.5%
                       General Electric Capital Corp. 6.75% 2032...................   200,000        221,102
                       General Motors Acceptance Corp. 6.88% 2011..................   200,000        194,763
                       Household Finance Corp. 7.00% 2012..........................   200,000        220,393
                       Waddell & Reed Financial, Inc. 7.50% 2006...................   200,000        216,457
                                                                                                 ------------
                                                                                                   1,508,587
                                                                                                 ------------
                       HEALTHCARE -- 0.4%
                       Health Services -- 0.4%
                       HCA, Inc. 6.95% 2012........................................   200,000        210,692
                                                                                                 ------------

                       INDUSTRIAL & COMMERCIAL -- 0.8%
                       Aerospace & Military Technology -- 0.4%
                       Raytheon Co. 8.20% 2006.....................................   200,000        222,039

                       Business Services -- 0.4%
                       USA Waste Services, Inc. 7.13% 2007.........................   200,000        216,062
                                                                                                 ------------
                                                                                                     438,101
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Reed Elsevier Capital, Inc. 6.75% 2011......................   200,000        222,800
                                                                                                 ------------

---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                     AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.8%
                       Telecommunications -- 0.8%
                       CenturyTel, Inc., Series H 8.38% 2010.......................  $200,000    $   237,445
                       Telecom de Puerto Rico 6.65% 2006...........................   200,000        210,733
                                                                                                 ------------
                                                                                                     448,178
                                                                                                 ------------
                       TOTAL BONDS & NOTES (cost $3,825,293).......................                3,909,600
                                                                                                 ------------

                       EXCHANGE TRADED FUNDS -- 3.8%                                  SHARES
                       --------------------------------------------------------------------------------------
                       FINANCE -- 3.8%
                       Financial Services -- 3.8%
                       iShares GS$ InvesTop Corporate Bond Fund....................    15,000      1,632,000
                       Utilities HOLDRs Trust......................................     8,700        539,835
                                                                                                 ------------
                       TOTAL EXCHANGE TRADED FUNDS (cost $2,164,919)...............                2,171,835
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $59,038,727)..............               55,440,781
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $59,038,727)                 98.0%                                 55,440,781
                       Other assets less liabilities --      2.0                                   1,109,846
                                                           ------                                ------------
                       NET ASSETS --                       100.0%                                $56,550,627
                                                           ------                                ============
                                                           ------

              -----------------------------

              +  Non-income producing security
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO
    U.S. Bancorp Asset Management       INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 91.0%                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.1%
                       Retail -- 3.1%
                       Home Depot, Inc. ...........................................     2,300    $   48,070
                       Target Corp. ...............................................     2,400        67,704
                       Wal-Mart Stores, Inc. ......................................     1,800        86,040
                                                                                                 -----------
                                                                                                    201,814
                                                                                                 -----------
                       CONSUMER STAPLES -- 8.0%
                       Food, Beverage & Tobacco -- 5.9%
                       Altria Group, Inc. .........................................     1,500        56,805
                       Anheuser-Busch Cos., Inc. ..................................     1,250        59,337
                       Cadbury Schweppes, PLC ADR..................................       300         6,786
                       Coca-Cola Co. ..............................................     1,550        62,713
                       General Mills, Inc. ........................................     1,700        76,381
                       Kraft Foods, Inc., Class A..................................     1,790        57,012
                       PepsiCo, Inc. ..............................................     1,500        60,720
                       Household Products -- 2.1%
                       Kimberly-Clark Corp. .......................................     1,050        48,636
                       Procter & Gamble Co. .......................................     1,000        85,570
                                                                                                 -----------
                                                                                                    513,960
                                                                                                 -----------
                       ENERGY -- 9.9%
                       Energy Services -- 8.9%
                       BP, PLC ADR.................................................     1,522        59,373
                       Cinergy Corp. ..............................................     2,300        72,910
                       Cleco Corp. ................................................     3,300        44,550
                       Duke Energy Corp. ..........................................     2,500        42,575
                       Exxon Mobil Corp. ..........................................     4,416       150,806
                       Pinnacle West Capital Corp. ................................     2,250        70,088
                       Royal Dutch Petroleum Co. ..................................     3,190       133,629
                       Energy Sources -- 1.0%
                       Kerr-McGee Corp.+...........................................     1,500        62,655
                                                                                                 -----------
                                                                                                    636,586
                                                                                                 -----------
                       FINANCE -- 22.8%
                       Banks -- 8.8%
                       Astoria Financial Corp. ....................................     2,900        75,255
                       Bank of America Corp. ......................................     1,450       101,572
                       Mellon Financial Corp. .....................................     2,300        52,601
                       Northern Trust Corp. .......................................     1,700        58,140
                       SouthTrust Corp. ...........................................     3,200        83,392
                       Wachovia Corp. .............................................     1,900        68,343
                       Wells Fargo & Co. ..........................................     1,400        66,318
                       Zions Bancorp...............................................     1,540        63,787
                       Financial Services -- 8.0%
                       American Express Co. .......................................     1,420        50,453
                       Citigroup, Inc. ............................................     4,503       154,813
                       Fannie Mae..................................................     1,250        80,875
                       J.P. Morgan Chase & Co.+....................................     3,450        80,523
                       Legg Mason, Inc. ...........................................     1,000        50,040

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Merrill Lynch & Co., Inc.+..................................     1,500    $   52,530
                       Morgan Stanley, Dean Witter & Co. ..........................     1,200        45,480
                       Insurance -- 6.0%
                       Ambac Financial Group, Inc. ................................       700        37,499
                       Chubb Corp. ................................................     1,150        61,778
                       CIGNA Corp. ................................................     2,000        87,340
                       Hartford Financial Services Group, Inc. ....................     1,350        56,268
                       Marsh & McLennan Cos., Inc. ................................     1,350        57,551
                       St. Paul Cos., Inc. ........................................     2,600        84,864
                                                                                                 -----------
                                                                                                  1,469,422
                                                                                                 -----------
                       HEALTHCARE -- 10.3%
                       Drugs -- 7.8%
                       Abbott Laboratories.........................................     2,100        80,052
                       Bristol-Myers Squibb Co. ...................................     1,850        43,642
                       Pfizer, Inc. ...............................................     5,750       174,570
                       Pharmacia Corp. ............................................     2,150        89,805
                       Schering-Plough Corp. ......................................     1,400        25,354
                       Wyeth.......................................................     2,350        91,720
                       Health Services -- 0.9%
                       McKesson Corp. .............................................     2,000        56,860
                       Medical Products -- 1.6%
                       Baxter International, Inc. .................................     1,650        46,497
                       Johnson & Johnson...........................................     1,100        58,971
                                                                                                 -----------
                                                                                                    667,471
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 12.1%
                       Aerospace & Military Technology -- 2.1%
                       Boeing Co. .................................................     2,400        75,816
                       General Dynamics Corp. .....................................       900        59,526
                       Business Services -- 0.8%
                       Automatic Data Processing, Inc. ............................     1,500        52,005
                       Machinery -- 3.0%
                       Caterpillar, Inc. ..........................................     2,150        94,557
                       Ingersoll-Rand Co., Class A.................................     2,500        98,150
                       Multi-Industry -- 4.9%
                       3M Co. .....................................................     1,000       124,550
                       General Electric Co. .......................................     4,800       111,072
                       Honeywell International, Inc. ..............................     3,350        81,874
                       Transportation -- 1.3%
                       Knightsbridge Tankers, Ltd.+................................     1,350        19,062
                       United Parcel Service, Inc., Class B........................     1,050        63,346
                                                                                                 -----------
                                                                                                    779,958
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 3.3%
                       Broadcasting & Media -- 2.4%
                       Gannett Co., Inc. ..........................................     1,100        79,926
                       Walt Disney Co..............................................     4,200        73,500
                       Leisure & Tourism -- 0.9%
                       Starwood Hotels & Resorts Worldwide, Inc. ..................     2,600        60,970
                                                                                                 -----------
                                                                                                    214,396
                                                                                                 -----------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 13.7%
                       Communication Equipment -- 0.7%
                       Motorola, Inc. .............................................     5,300    $   42,294
                       Computers & Business Equipment -- 2.8%
                       Avery Dennison Corp. .......................................       300        17,877
                       Hewlett-Packard Co. ........................................     4,300        74,863
                       International Business Machines Corp. ......................     1,150        89,964
                       Computer Software -- 3.4%
                       Electronic Data Systems Corp. ..............................     3,700        62,715
                       Microsoft Corp.+............................................     2,550       121,023
                       SAP AG ADR..................................................     1,400        32,900
                       Electronics -- 1.7%
                       Emerson Electric Co. .......................................     1,300        61,009
                       Intel Corp. ................................................     3,100        48,546
                       Telecommunications -- 5.1%
                       ALLTEL Corp. ...............................................       700        32,809
                       BellSouth Corp. ............................................     2,200        50,116
                       SBC Communications, Inc. ...................................     2,050        50,102
                       Sprint Corp. (FON Group)....................................     2,150        26,101
                       Verizon Communications, Inc. ...............................     4,450       170,346
                                                                                                 -----------
                                                                                                    880,665
                                                                                                 -----------
                       MATERIALS -- 4.1%
                       Chemicals -- 3.8%
                       Dow Chemical Co. ...........................................     2,400        69,744
                       du Pont (E.I.) de Nemours and Co. ..........................       550        20,829
                       Ecolab, Inc. ...............................................     1,330        65,569
                       Praxair, Inc. ..............................................     1,600        87,264
                       Metals & Minerals -- 0.3%
                       Alcoa, Inc. ................................................     1,200        23,724
                                                                                                 -----------
                                                                                                    267,130
                                                                                                 -----------
                       REAL ESTATE -- 3.7%
                       Real Estate Investment Trusts -- 3.7%
                       AMB Property Corp. .........................................     1,400        38,710
                       Archstone-Smith Trust.......................................     1,250        27,750
                       Camden Property Trust.......................................       400        12,600
                       Crescent Real Estate Equities Co. ..........................       750        11,243
                       Duke Realty Corp. ..........................................     1,522        38,126
                       Equity Residential..........................................       450        10,998
                       Healthcare Realty Trust, Inc. ..............................       850        23,910
                       Kimco Realty Corp. .........................................       350        10,990
                       Manufactured Home Communities, Inc. ........................       940        26,715
                       Simon Property Group, Inc. .................................     1,050        34,335
                                                                                                 -----------
                                                                                                    235,377
                                                                                                 -----------
                       TOTAL COMMON STOCK (cost $6,670,091)........................               5,866,779
                                                                                                 -----------
                                                      PREFERRED STOCK -- 1.8%
                       -------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Broadcasting & Media -- 1.2%
                       Tribune Co. 2.00% (Convertible).............................     1,100        81,675

---------------------

                                       PREFERRED STOCK (CONTINUED)                    SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.6%
                       Telecommunications -- 0.6%
                       Lucent Technologies, Inc. 8.00%.............................        45    $   37,800
                                                                                                 -----------
                       TOTAL PREFERRED STOCK (cost $144,682).......................                 119,475
                                                                                                 -----------
                                                                                     PRINCIPAL
                       BONDS & NOTES -- 2.6%                                          AMOUNT
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Automotive -- 0.3%
                       Tower Automotive, Inc. 5.00% 2004 (Convertible).............  $ 20,000        18,300
                                                                                                 -----------
                       HEALTHCARE -- 0.7%
                       Medical Products -- 0.7%
                       Protein Design Labs, Inc. 5.50% 2007 (Convertible)..........    53,000        44,520
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 0.3%
                       Business Services -- 0.3%
                       Interpublic Group of Cos., Inc. 1.80% 2004 (Convertible)....    20,000        17,575
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 0.2%
                       Broadcasting & Media -- 0.2%
                       Adelphia Communications Corp. 6.00% 2006(1) (Convertible)...    30,000         2,400
                       Charter Communications, Inc. 5.75% 2005 (Convertible).......    50,000        11,250
                                                                                                 -----------
                                                                                                     13,650
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 1.1%
                       Communication Equipment -- 0.7%
                       Nortel Networks, Ltd. 6.13% 2006............................    55,000        47,025
                       Telecommunications -- 0.4%
                       Nextel Communications, Inc. 6.00% 2011* (Convertible).......    27,000        25,009
                                                                                                 -----------
                                                                                                     72,034
                                                                                                 -----------
                       TOTAL BONDS & NOTES (cost $213,853).........................                 166,079
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,028,626)...............               6,152,333
                                                                                                 -----------

                       REPURCHASE AGREEMENT -- 4.3%
                       -------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.50%, dated 01/31/03 to be repurchased
                         02/03/03 in the amount of $281,012 and collateralized by
                         $200,000 of United States Treasury Bonds, bearing interest at 8.50% due 02/15/20 having an approximate value of
                         $293,307 (cost $281,000)..................................   281,000       281,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $7,309,626)                  99.7%                                 6,433,333
                       Other assets less liabilities --    0.3                                       16,140
                                                           ------                                -----------
                       NET ASSETS --                       100.0%                                $6,449,473
                                                           ------                                ===========
                                                           ------

              -----------------------------

              +  Non-income producing security.
              ADR -- American Depository Receipt
              (1) Bond in Default

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO
    U.S. Bancorp Asset Management       INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 97.9%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.1%
                       Apparel & Textiles -- 0.6%
                       Cintas Corp. ...............................................       810    $    33,453
                       Gap, Inc. ..................................................     4,084         59,749
                       Jones Apparel Group, Inc.+..................................       600         19,608
                       Liz Claiborne, Inc. ........................................       438         12,579
                       Nike, Inc. , Class B........................................     1,238         55,141
                       Reebok International, Ltd.+.................................       327          9,889
                       V.F. Corp. .................................................       536         18,883
                       Automotive -- 0.9%
                       AutoZone, Inc.+.............................................       496         32,592
                       Cooper Tire & Rubber Co. ...................................       279          3,990
                       Dana Corp. .................................................       849          9,144
                       Delphi Corp. ...............................................     2,638         22,476
                       Ford Motor Co. .............................................     8,540         77,799
                       General Motors Corp. .......................................     2,646         96,129
                       Goodyear Tire & Rubber Co. .................................       774          4,102
                       Harley-Davidson, Inc. ......................................     1,430         59,745
                       Navistar International Corp.+...............................       281          6,764
                       PACCAR, Inc. ...............................................       513         22,223
                       Visteon Corp. ..............................................       647          4,445
                       Housing -- 0.6%
                       Centex Corp. ...............................................       328         17,358
                       KB Home Corp. ..............................................       223          9,970
                       Leggett & Platt, Inc. ......................................       924         18,665
                       Masco Corp. ................................................     2,372         43,147
                       Maytag Corp. ...............................................       342          8,642
                       Newell Rubbermaid, Inc. ....................................     1,259         35,063
                       Pulte Homes, Inc. ..........................................       321         16,044
                       Sherwin-Williams Co. .......................................       721         19,207
                       Stanley Works...............................................       442         11,766
                       Vulcan Materials Co. .......................................       450         15,322
                       Whirlpool Corp. ............................................       316         16,423
                       Retail -- 6.0%
                       American Greetings Corp.+...................................       332          4,615
                       Bed Bath & Beyond, Inc.+....................................     1,372         45,962
                       Best Buy Co. , Inc.+........................................     1,514         39,500
                       Big Lots, Inc.+.............................................       552          6,900
                       Circuit City Stores, Inc. ..................................       987          5,912
                       Costco Wholesale Corp.+.....................................     2,143         61,868
                       CVS Corp. ..................................................     1,708         38,635
                       Dillard's, Inc. , Class A...................................       394          5,910
                       Dollar General Corp. .......................................     1,568         17,656
                       Family Dollar Stores, Inc. .................................       820         24,698
                       Federated Department Stores, Inc.+..........................       947         24,641
                       Fortune Brands, Inc. .......................................       699         30,805
                       Home Depot, Inc. ...........................................    10,925        228,333
                       J.C. Penney Co. , Inc. .....................................     1,264         24,509
                       Kohl's Corp.+...............................................     1,585         83,006
                       Limited, Inc. ..............................................     2,446         30,795

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Lowe's Cos., Inc. ..........................................     3,660    $   125,099
                       May Department Stores Co.+..................................     1,350         27,675
                       Nordstrom, Inc. ............................................       537          9,687
                       Office Depot, Inc.+.........................................     1,477         19,718
                       RadioShack Corp. ...........................................       822         16,399
                       Sears Roebuck & Co. ........................................     1,482         39,199
                       Staples, Inc.+..............................................     2,245         38,547
                       Target Corp. ...............................................     4,273        120,541
                       Tiffany & Co. ..............................................       678         15,764
                       TJX Cos., Inc. .............................................     2,544         46,708
                       Toys 'R' Us, Inc.+..........................................       989          8,941
                       Tupperware Corp. ...........................................       280          4,329
                       Wal-Mart Stores, Inc. ......................................    20,574        983,437
                       Walgreen Co. ...............................................     4,817        139,693
                                                                                                 ------------
                                                                                                   3,029,800
                                                                                                 ------------
                       CONSUMER STAPLES -- 8.8%
                       Food, Beverage & Tobacco -- 6.0%
                       Adolph Coors Co. , Class B..................................       120          7,224
                       Albertson's, Inc. ..........................................     1,897         40,786
                       Altria Group, Inc. .........................................     9,679        366,544
                       Anheuser-Busch Cos., Inc. ..................................     3,984        189,120
                       Archer-Daniels-Midland Co. .................................     3,065         36,933
                       Brown-Forman Corp. , Class B................................       293         18,207
                       Campbell Soup Co. ..........................................     1,966         47,125
                       Coca-Cola Co. ..............................................    11,699        473,342
                       Coca-Cola Enterprises, Inc. ................................     2,105         46,373
                       ConAgra Foods, Inc. ........................................     2,536         62,208
                       General Mills, Inc. ........................................     1,645         73,910
                       H.J. Heinz Co. .............................................     1,653         53,408
                       Hershey Foods Corp. ........................................       681         43,924
                       Kellogg Co. ................................................     1,923         64,228
                       Kroger Co.+.................................................     3,745         56,512
                       Pepsi Bottling Group, Inc. .................................     1,330         33,716
                       PepsiCo, Inc. ..............................................     8,138        329,426
                       R.J. Reynolds Tobacco Holdings, Inc. .......................       430         18,215
                       Safeway, Inc.+..............................................     2,029         48,087
                       Sara Lee Corp. .............................................     3,701         73,798
                       SUPERVALU, Inc. ............................................       626          9,315
                       Sysco Corp. ................................................     3,124         91,752
                       UST, Inc. ..................................................       723         22,341
                       Winn-Dixie Stores, Inc. ....................................       566          7,924
                       Wm. Wrigley Jr. Co. ........................................     1,063         59,018
                       Household Products -- 2.8%
                       Alberto-Culver Co. .........................................        77          3,906
                       Avon Products, Inc. ........................................     1,117         55,850
                       Black & Decker Corp. .......................................       366         13,410
                       Clorox Co. .................................................     1,094         41,813
                       Colgate-Palmolive Co. ......................................     2,473        125,900
                       Gillette Co. ...............................................     4,984        149,022
                       Kimberly-Clark Corp. .......................................     2,440        113,021
                       Pactiv Corp.+...............................................       761         15,532
                       Procter & Gamble Co. .......................................     6,121        523,774
                                                                                                 ------------
                                                                                                   3,315,664
                                                                                                 ------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       EDUCATION -- 0.1%
                       Education -- 0.1%
                       Apollo Group, Inc. , Class A+...............................       800    $    35,568
                                                                                                 ------------
                       ENERGY -- 8.1%
                       Energy Services -- 7.3%
                       AES Corp.+..................................................     2,617          9,081
                       Allegheny Energy, Inc. .....................................       581          4,880
                       Amerada Hess Corp. .........................................       381         17,983
                       Ameren Corp. ...............................................       664         26,115
                       American Electric Power Co. , Inc. .........................     1,552         36,658
                       Baker Hughes, Inc. .........................................     1,586         47,992
                       BJ Services Co.+............................................       810         24,762
                       ChevronTexaco Corp. ........................................     5,019        323,224
                       Cinergy Corp. ..............................................       776         24,599
                       CMS Energy Corp. ...........................................       636          3,606
                       ConocoPhillips..............................................     3,150        151,799
                       Consolidated Edison, Inc. ..................................     1,001         39,960
                       Constellation Energy Group, Inc. ...........................       771         21,318
                       Dominion Resources, Inc. ...................................     1,252         67,846
                       DTE Energy Co. .............................................       769         32,236
                       Duke Energy Corp. ..........................................     4,058         69,108
                       Edison International+.......................................     1,569         19,346
                       Entergy Corp. ..............................................     1,103         49,028
                       Exelon Corp. ...............................................     1,553         79,094
                       Exxon Mobil Corp. ..........................................    31,548      1,077,364
                       FirstEnergy Corp. ..........................................     1,328         41,434
                       FPL Group, Inc. ............................................       856         49,982
                       Halliburton Co. ............................................     2,048         38,421
                       Marathon Oil Corp. .........................................     1,447         30,242
                       Mirant Corp.+...............................................     1,886          3,319
                       Nabors Industries, Ltd.+....................................       676         24,911
                       Noble Corp.+................................................       610         20,911
                       PG&E Corp.+.................................................     1,834         25,309
                       Pinnacle West Capital Corp. ................................       440         13,706
                       PPL Corp. ..................................................       675         23,625
                       Progress Energy, Inc. ......................................       685         27,681
                       Public Service Enterprise Group, Inc. ......................     1,008         35,562
                       Rowan Cos., Inc. ...........................................       380          7,839
                       Schlumberger, Ltd. .........................................     2,724        102,695
                       Southern Co. ...............................................     3,345         94,229
                       TECO Energy, Inc. ..........................................       660          9,128
                       Transocean, Inc. ...........................................     1,499         34,132
                       TXU Corp. ..................................................     1,228         22,534
                       Xcel Energy, Inc. ..........................................     1,938         21,357
                       Energy Sources -- 0.8%
                       Anadarko Petroleum Corp. ...................................     1,175         54,179
                       Apache Corp. ...............................................       719         44,873
                       Burlington Resources, Inc. .................................       948         41,807
                       Calpine Corp.+..............................................     1,650          5,379
                       Devon Energy Corp. .........................................       733         33,205
                       EOG Resources, Inc. ........................................       540         20,930
                       Kerr-McGee Corp.+...........................................       476         19,882
                       Occidental Petroleum Corp. .................................     1,766         51,585
                       Sunoco, Inc. ...............................................       100          3,132
                       Unocal Corp. ...............................................     1,215         33,838
                                                                                                 ------------
                                                                                                   3,061,826
                                                                                                 ------------

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE -- 20.0%
                       Banks -- 8.1%
                       AmSouth Bancorp.............................................     1,707    $    34,976
                       Bank of America Corp. ......................................     7,033        492,662
                       Bank of New York Co., Inc. .................................     3,427         86,703
                       Bank One Corp. .............................................     5,531        201,937
                       BB&T Corp. .................................................     2,112         70,879
                       Charter One Financial, Inc. ................................     1,109         32,061
                       Comerica, Inc. .............................................       834         33,777
                       Fifth Third Bancorp.........................................     2,490        132,841
                       First Tennessee National Corp. .............................       620         23,250
                       FleetBoston Financial Corp. ................................     4,932        128,775
                       Freddie Mac.................................................     3,275        183,334
                       Golden West Financial Corp. ................................       722         53,089
                       Huntington Bancshares, Inc. ................................       751         14,246
                       Key Corp. ..................................................     2,003         48,172
                       Marshall & Ilsley Corp. ....................................     1,010         27,371
                       Mellon Financial Corp. .....................................     2,081         47,592
                       National City Corp. ........................................     2,919         81,148
                       North Fork Bancorp, Inc. ...................................       811         26,301
                       Northern Trust Corp. .......................................     1,068         36,526
                       PNC Financial Services Group................................     1,368         60,247
                       Regions Financial Corp. ....................................     1,082         35,468
                       SouthTrust Corp. ...........................................     1,660         43,260
                       State Street Corp. .........................................     1,536         60,810
                       SunTrust Banks, Inc. .......................................     1,348         76,364
                       Synovus Financial Corp. ....................................     1,429         27,623
                       U.S. Bancorp................................................     9,008        190,069
                       Union Planters Corp. .......................................       952         26,865
                       Wachovia Corp. .............................................     6,448        231,935
                       Washington Mutual, Inc. ....................................     4,434        152,751
                       Wells Fargo & Co. ..........................................     7,974        377,728
                       Zions Bancorp...............................................       430         17,811
                       Financial Services -- 7.2%
                       American Express Co. .......................................     6,190        219,931
                       Bear Stearns Cos., Inc. ....................................       441         27,364
                       Capital One Financial Corp. ................................     1,037         32,199
                       Charles Schwab Corp. .......................................     6,464         59,598
                       Citigroup, Inc. ............................................    23,692        814,531
                       Countrywide Credit Industries, Inc. ........................       584         32,213
                       Fannie Mae..................................................     4,703        304,284
                       Franklin Resources, Inc. ...................................     1,230         41,008
                       Goldman Sachs Group, Inc. ..................................     2,240        152,544
                       Household International, Inc. ..............................     2,147         58,634
                       J.P. Morgan Chase & Co. ....................................     9,377        218,859
                       Janus Capital Group, Inc. ..................................     1,042         13,223
                       John Hancock Financial Services, Inc. ......................     1,460         39,873
                       Lehman Brothers Holdings, Inc. .............................     1,155         62,982
                       MBIA, Inc. .................................................       700         28,686
                       MBNA Corp. .................................................     6,018        101,283
                       Merrill Lynch & Co., Inc. ..................................     4,049        141,796
                       MGIC Investment Corp. ......................................       502         21,651
                       Moody's Corp. ..............................................       727         30,447
                       Morgan Stanley, Dean Witter & Co. ..........................     5,188        196,625
                       Providian Financial Corp.+..................................     1,440          9,202
                       SLM Corp. ..................................................       733         77,867
                       T. Rowe Price Group, Inc. ..................................       558         14,921

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 4.7%
                       ACE, Ltd. ..................................................     1,290    $    37,990
                       AFLAC, Inc. ................................................     2,552         82,659
                       Allstate Corp...............................................     3,346        117,746
                       Ambac Financial Group, Inc. ................................       500         26,785
                       American International Group, Inc.#.........................    12,223        661,509
                       Aon Corp. ..................................................     1,282         24,268
                       Chubb Corp. ................................................       805         43,245
                       CIENA Corp.+................................................     2,050         11,890
                       CIGNA Corp. ................................................       654         28,560
                       Cincinnati Financial Corp. .................................       769         27,522
                       Hartford Financial Services Group, Inc. ....................     1,166         48,599
                       Jefferson-Pilot Corp.+......................................       380         14,630
                       Lincoln National Corp. .....................................       880         28,380
                       Loews Corp. ................................................       888         39,090
                       Marsh & McLennan Cos., Inc. ................................     2,290         97,623
                       MetLife, Inc. ..............................................     3,320         88,876
                       Principal Financial Group, Inc.+............................     1,320         37,752
                       Progressive Corp. ..........................................     1,026         49,597
                       Prudential Financial, Inc.+.................................     2,640         83,873
                       SAFECO Corp. ...............................................       663         23,769
                       St. Paul Cos., Inc. ........................................     1,008         32,901
                       Torchmark Corp. ............................................       563         20,212
                       Travelers Property Casualty Corp., Class B+.................     4,702         76,454
                       UnumProvident Corp. ........................................     1,214         21,209
                       XL Capital, Ltd., Class A...................................       609         45,711
                                                                                                 ------------
                                                                                                   7,527,142
                                                                                                 ------------
                       HEALTHCARE -- 14.9%
                       Drugs -- 9.3%
                       Abbott Laboratories.........................................     7,353        280,296
                       Allergan, Inc.  ............................................       615         37,312
                       AmerisourceBergen Corp. ....................................       490         28,518
                       Amgen, Inc.+................................................     6,042        307,900
                       Bristol-Myers Squibb Co. ...................................     9,136        215,518
                       Cardinal Health, Inc. ......................................     2,129        124,185
                       Eli Lilly and Co. ..........................................     5,163        311,019
                       Forest Laboratories, Inc.+..................................     1,658         85,801
                       King Pharmaceuticals, Inc.+.................................     1,170         17,176
                       Merck & Co., Inc. ..........................................    10,535        583,534
                       Pfizer, Inc. ...............................................    28,774        873,579
                       Pharmacia Corp. ............................................     6,097        254,672
                       Schering-Plough Corp. ......................................     6,905        125,049
                       Watson Pharmaceuticals, Inc.+...............................       506         15,322
                       Wyeth.......................................................     6,248        243,859
                       Health Services -- 1.4%
                       Aetna, Inc. ................................................       697         30,312
                       Anthem, Inc.+...............................................       660         40,973
                       HCA, Inc. ..................................................     2,426        103,687
                       Health Management Associates, Inc., Class A+................     1,200         22,224
                       HEALTHSOUTH Corp.+..........................................     1,897          7,265
                       Humana, Inc.+...............................................       780          7,753
                       IMS Health, Inc. ...........................................     1,449         24,416
                       Manor Care, Inc.+...........................................       481          9,245
                       McKesson Corp. .............................................     1,354         38,494
                       Quest Diagnostics, Inc.+....................................       460         24,739
                       Tenet Healthcare Corp.+.....................................     2,322         41,773

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       UnitedHealth Group, Inc. ...................................     1,452    $   127,631
                       Wellpoint Health Networks, Inc.+............................       628         45,643
                       Medical Products -- 4.2%
                       Applied Biosystems Group -- Applera Corp. ..................     1,037         18,199
                       Bausch & Lomb, Inc. ........................................       286          9,510
                       Baxter International, Inc. .................................     2,832         79,806
                       Becton, Dickinson & Co. ....................................     1,219         39,983
                       Biogen, Inc.+...............................................       689         26,354
                       Biomet, Inc. ...............................................     1,009         28,192
                       Boston Scientific Corp.+....................................     1,917         77,543
                       C.R. Bard, Inc. ............................................       235         13,320
                       Chiron Corp.+...............................................       823         30,879
                       Genzyme Corp.+..............................................     1,020         32,936
                       Guidant Corp.+..............................................     1,454         48,884
                       Johnson & Johnson...........................................    13,926        746,573
                       MedImmune, Inc.+............................................     1,167         34,765
                       Medtronic, Inc. ............................................     5,496        246,880
                       St. Jude Medical, Inc.+.....................................       758         33,026
                       Stryker Corp.+..............................................       930         56,023
                       Zimmer Holdings, Inc.+......................................       912         37,392
                                                                                                 ------------
                                                                                                   5,588,160
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 10.5%
                       Aerospace & Military Technology -- 1.6%
                       Boeing Co. .................................................     3,948        124,717
                       General Dynamics Corp. .....................................       904         59,791
                       Goodrich Corp. .............................................       482          8,290
                       Lockheed Martin Corp. ......................................     2,128        108,634
                       Northrop Grumman Corp. .....................................       849         77,607
                       Raytheon Co. ...............................................     1,881         56,599
                       Rockwell Collins, Inc. .....................................       861         17,763
                       United Technologies Corp. ..................................     2,236        142,165
                       Business Services -- 2.0%
                       Allied Waste Industries, Inc.+..............................       990          9,682
                       Automatic Data Processing, Inc. ............................     2,907        100,786
                       Cendant Corp.+..............................................     4,917         54,480
                       Concord EFS, Inc.+..........................................     2,440         35,770
                       Convergys Corp.+............................................       816         10,404
                       Deluxe Corp. ...............................................       346         13,923
                       Equifax, Inc. ..............................................       668         14,302
                       First Data Corp. ...........................................     3,604        123,978
                       Fiserv, Inc.+...............................................       897         27,960
                       Fluor Corp. ................................................       436         12,967
                       Genuine Parts Co. ..........................................       885         26,107
                       H&R Block, Inc. ............................................       868         32,889
                       Interpublic Group of Cos., Inc. ............................     1,804         23,217
                       Johnson Controls, Inc. .....................................       419         33,843
                       Maxim Integrated Products, Inc.+............................     1,521         47,379
                       Paychex, Inc. ..............................................     1,765         44,443
                       PerkinElmer, Inc. ..........................................       564          4,399
                       Quintiles Transnational Corp.+..............................       600          7,626
                       R.R. Donnelley & Sons Co. ..................................       561         12,090
                       Robert Half International, Inc.+............................       870         13,189
                       W.W. Grainger, Inc. ........................................       444         21,001
                       Waste Management, Inc. .....................................     2,745         63,108

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 0.1%
                       American Power Conversion Corp.+............................       937    $    14,580
                       American Standard Cos., Inc.+...............................       350         23,331
                       Power-One, Inc.+............................................       392          1,928
                       Thermo Electron Corp.+......................................       875         15,899
                       Machinery -- 1.2%
                       Caterpillar, Inc. ..........................................     1,703         74,898
                       Cooper Industries, Ltd., Class A............................       440         15,589
                       Crane Co. ..................................................       192          3,095
                       Cummins, Inc. ..............................................       220          5,434
                       Danaher Corp. ..............................................       700         42,987
                       Deere & Co. ................................................     1,111         46,884
                       Dover Corp. ................................................       569         14,891
                       Eaton Corp. ................................................       282         20,045
                       Illinois Tool Works, Inc. ..................................     1,439         87,520
                       Ingersoll-Rand Co., Class A.................................       779         30,583
                       ITT Industries, Inc. .......................................       442         24,823
                       Parker-Hannifin Corp. ......................................       552         22,251
                       Rockwell Automation, Inc. ..................................       871         20,077
                       Textron, Inc. ..............................................       679         26,182
                       Multi-Industry -- 4.1%
                       3M Co. .....................................................     1,834        228,425
                       General Electric Co. .......................................    46,580      1,077,861
                       Honeywell International, Inc. ..............................     3,848         94,045
                       McDermott International, Inc.+..............................       120            485
                       Tyco International, Ltd. ...................................     9,405        150,574
                       Transportation -- 1.5%
                       Burlington Northern Santa Fe Corp. .........................     1,657         43,032
                       CSX Corp. ..................................................     1,001         28,058
                       FedEx Corp. ................................................     1,416         74,481
                       Norfolk Southern Corp. .....................................     1,831         36,071
                       Ryder System, Inc. .........................................       239          5,385
                       Union Pacific Corp. ........................................     1,184         67,559
                       United Parcel Service, Inc., Class B........................     5,130        309,493
                                                                                                 ------------
                                                                                                   3,935,575
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 5.5%
                       Broadcasting & Media -- 4.0%
                       AOL Time Warner, Inc.+......................................    20,788        242,388
                       Clear Channel Communications, Inc.+.........................     2,906        116,472
                       Comcast Corp., Class A+.....................................    10,783        287,151
                       Dow Jones & Co., Inc. ......................................       376         15,175
                       Gannett Co., Inc. ..........................................     1,253         91,043
                       Knight-Ridder, Inc. ........................................       370         25,056
                       McGraw-Hill Cos., Inc. .....................................       913         54,068
                       Meredith Corp. .............................................       194          8,185
                       New York Times Co., Class A.................................       713         34,823
                       Omnicom Group, Inc. ........................................       896         54,029
                       Tribune Co. ................................................     1,417         68,583
                       Univision Communications, Inc., Class A+....................     1,080         28,469
                       Viacom, Inc., Class B+......................................     8,323        320,852
                       Walt Disney Co. ............................................     9,252        161,910

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Entertainment Products -- 0.3%
                       Eastman Kodak Co. ..........................................     1,362    $    41,269
                       Hasbro, Inc. ...............................................       613          7,356
                       Mattel, Inc. ...............................................     2,100         42,000
                       Leisure & Tourism -- 1.2%
                       AMR Corp.+..................................................       732          2,123
                       Brunswick Corp. ............................................       444          8,645
                       Carnival Corp. .............................................     2,711         65,335
                       Darden Restaurants, Inc. ...................................       844         18,315
                       Delta Air Lines, Inc. ......................................       629          5,749
                       Harrah's Entertainment, Inc.+...............................       501         18,176
                       Hilton Hotels Corp. ........................................     1,681         19,684
                       International Game Technology+..............................       400         31,548
                       Marriott International, Inc., Class A.......................     1,149         35,849
                       McDonald's Corp. ...........................................     5,803         82,635
                       Sabre Holdings Corp.+.......................................       638         11,446
                       Southwest Airlines Co. .....................................     3,568         46,562
                       Starbucks Corp.+............................................     1,862         42,305
                       Starwood Hotels & Resorts Worldwide, Inc. ..................       940         22,043
                       Wendy's International, Inc. ................................       551         14,960
                       Yum! Brands, Inc.+..........................................     1,420         32,915
                                                                                                 ------------
                                                                                                   2,057,119
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 18.6%
                       Communication Equipment -- 0.7%
                       JDS Uniphase Corp.+.........................................     6,415         17,385
                       Motorola, Inc. .............................................    10,699         85,378
                       Network Appliance, Inc.+....................................     1,570         16,972
                       QUALCOMM, Inc.+.............................................     3,629        136,668
                       Symbol Technologies, Inc. ..................................     1,017          8,573
                       Computers & Business Equipment -- 3.9%
                       Apple Computer, Inc.+.......................................     1,674         24,039
                       Avery Denison Corp. ........................................       518         30,868
                       Dell Computer Corp.+........................................    11,897        283,862
                       EMC Corp.+..................................................    10,479         80,688
                       Gateway, Inc.+..............................................     1,549          4,058
                       Hewlett-Packard Co. ........................................    14,224        247,640
                       International Business Machines Corp. ......................     7,929        620,286
                       Lexmark International, Inc., Class A+.......................       608         36,808
                       Pitney Bowes, Inc. .........................................     1,134         36,900
                       Sun Microsystems, Inc.+.....................................    15,292         47,252
                       VERITAS Software Corp.+.....................................     1,939         35,391
                       Xerox Corp.+................................................     3,400         30,090
                       Computer Software -- 5.0%
                       Adobe Systems, Inc. ........................................     1,126         29,749
                       Autodesk, Inc. .............................................       456          6,813
                       BMC Software, Inc.+.........................................     1,214         21,403
                       Citrix Systems, Inc.+.......................................       908         12,530
                       Computer Associates International, Inc. ....................     2,779         37,155
                       Computer Sciences Corp.+....................................       796         24,358
                       Compuware Corp.+............................................     1,870          6,545
                       Electronic Arts, Inc.+......................................       650         33,676
                       Electronic Data Systems Corp. ..............................     2,256         38,239
                       Intuit, Inc.+...............................................     1,000         44,100
                       Mercury Interactive Corp.+..................................       363         12,905
                       Microsoft Corp.+............................................    25,021      1,187,497

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software (continued)
                       NCR Corp.+..................................................       500    $     9,645
                       Novell, Inc.+...............................................     1,729          5,602
                       Oracle Corp.+...............................................    25,435        305,983
                       Parametric Technology Corp.+................................     1,328          3,187
                       Peoplesoft, Inc.+...........................................     1,416         27,456
                       Rational Software Corp.+....................................       970         10,088
                       Siebel Systems, Inc.+.......................................     2,270         18,977
                       SunGard Data Systems, Inc.+.................................     1,070         20,801
                       Unisys Corp.+...............................................     1,546         14,409
                       Electronics -- 3.2%
                       Advanced Micro Devices, Inc.+...............................     1,608          8,426
                       Agilent Technologies, Inc.+.................................     2,192         36,124
                       Altera Corp.+...............................................     1,808         19,852
                       Analog Devices, Inc.+.......................................     1,722         41,208
                       Applied Materials, Inc.+....................................     7,702         92,193
                       Applied Micro Circuits Corp.+...............................     1,230          4,453
                       Broadcom Corp., Class A+....................................     1,279         17,318
                       Emerson Electric Co. .......................................     1,995         93,625
                       Intel Corp. ................................................    31,034        485,992
                       Jabil Circuit, Inc.+........................................       935         14,595
                       KLA-Tencor Corp.+...........................................       887         28,952
                       Linear Technology Corp. ....................................     1,495         39,064
                       LSI Logic Corp.+............................................     1,745          7,695
                       Micron Technology, Inc.+....................................     2,832         23,251
                       Millipore Corp.+............................................       221          7,141
                       Molex, Inc.+................................................       925         19,416
                       National Semiconductor Corp.+...............................       848         11,194
                       Novellus Systems, Inc.+.....................................       681         20,055
                       NVIDIA Corp.+...............................................       680          7,018
                       PMC-Sierra, Inc.+...........................................       780          4,290
                       QLogic Corp.+...............................................       440         14,643
                       Sanmina-SCI Corp.+..........................................     2,482          9,084
                       Solectron Corp.+............................................     3,876         13,915
                       Tektronix, Inc.+............................................       432          7,128
                       Teradyne, Inc.+.............................................       865          8,987
                       Texas Instruments, Inc. ....................................     8,168        129,871
                       Thomas & Betts Corp.+.......................................       149          2,515
                       Waters Corp.+...............................................       640         14,752
                       Xilinx, Inc.+...............................................     1,579         31,248
                       Internet Content -- 0.5%
                       eBay, Inc.+.................................................     1,420        106,727
                       TMP Worldwide, Inc.+........................................       540          5,967
                       Yahoo!, Inc.+...............................................     2,819         51,306
                       Telecommunications -- 5.3%
                       ADC Telecommunications, Inc.+...............................     3,864          8,887
                       ALLTEL Corp. ...............................................     1,334         62,525
                       Andrew Corp.+...............................................       481          4,444
                       AT&T Corp. .................................................     3,600         70,128
                       AT&T Wireless Services, Inc.+...............................    12,747         77,374
                       Avaya, Inc.+................................................     1,602          4,037
                       BellSouth Corp. ............................................     8,824        201,011
                       Cisco Systems, Inc.+........................................    33,716        450,783
                       Citizens Communications Co.+................................     1,400         13,706
                       Comverse Technology, Inc.+..................................       930          8,854
                       Corning, Inc.+..............................................     4,980         20,318

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Lucent Technologies, Inc.+..................................    16,144    $    30,028
                       Nextel Communications, Inc., Class A+.......................     4,319         54,506
                       Qwest Communications International, Inc.+...................     7,899         35,703
                       SBC Communications, Inc. ...................................    15,565        380,409
                       Scientific-Atlanta, Inc. ...................................       737          8,181
                       Sprint Corp. (FON Group)....................................     4,200         50,988
                       Sprint Corp. (PCS Group)+...................................     4,683         17,608
                       Tellabs, Inc.+..............................................     1,936         15,081
                       Verizon Communications, Inc. ...............................    12,829        491,094
                                                                                                 ------------
                                                                                                   6,997,646
                                                                                                 ------------
                       MATERIALS -- 2.6%
                       Chemicals -- 1.5%
                       Air Products and Chemicals, Inc. ...........................     1,069         44,310
                       Ashland, Inc. ..............................................       301          8,350
                       Dow Chemical Co. ...........................................     4,277        124,290
                       du Pont (E.I.) de Nemours and Co. ..........................     4,678        177,156
                       Eastman Chemical Co. .......................................       341         11,672
                       Ecolab, Inc. ...............................................       612         30,172
                       Engelhard Corp. ............................................       660         13,669
                       Great Lakes Chemical Corp. .................................       242          5,380
                       Hercules, Inc.+.............................................       550          4,559
                       International Flavors & Fragrances, Inc. ...................       450         14,296
                       Monsanto Co. ...............................................     1,220         21,533
                       PPG Industries, Inc. .......................................       783         38,234
                       Praxair, Inc. ..............................................       826         45,050
                       Rohm and Haas Co. ..........................................     1,044         32,207
                       Sigma-Aldrich Corp. ........................................       346         15,525
                       Forest Products -- 0.6%
                       Bemis Co., Inc. ............................................       225          9,814
                       Boise Cascade Corp. ........................................       257          6,145
                       Georgia-Pacific Corp. ......................................     1,080         16,610
                       International Paper Co. ....................................     2,278         81,325
                       Louisiana-Pacific Corp.+....................................       371          2,708
                       MeadWestvaco Corp. .........................................       940         22,607
                       Sealed Air Corp.+...........................................       440         16,597
                       Temple-Inland, Inc. ........................................       212          9,163
                       Weyerhaeuser Co. ...........................................     1,015         48,771
                       Metals & Minerals -- 0.5%
                       Alcoa, Inc. ................................................     3,992         78,922
                       Ball Corp. .................................................       228         11,970
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............       747         14,021
                       Newmont Mining Corp. .......................................     1,705         49,360
                       Nucor Corp. ................................................       342         13,649
                       Phelps Dodge Corp.+.........................................       353         12,196
                       United States Steel Corp. ..................................       462          6,630
                       Worthington Industries, Inc. ...............................       444          6,735
                                                                                                 ------------
                                                                                                     993,626
                                                                                                 ------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Equity Office Properties Trust..............................     1,890         45,247
                       Equity Residential..........................................     1,173         28,668
                       Plum Creek Timber Co., Inc. ................................       870         18,983
                       Simon Property Group, Inc. .................................       500         16,350
                                                                                                 ------------
                                                                                                     109,248
                                                                                                 ------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       UTILITIES -- 0.4%
                       Electric Utilities -- 0.1%
                       CenterPoint Energy, Inc.  ..................................     1,441    $    10,044
                       NiSource, Inc.  ............................................       983         17,468
                       Gas & Pipeline Utilities -- 0.3%
                       Dynegy, Inc., Class A.......................................     1,608          3,007
                       El Paso Corp.  .............................................     2,786         23,514
                       KeySpan Corp.  .............................................       723         24,582
                       Kinder Morgan, Inc.  .......................................       580         26,164
                       NICOR, Inc. ................................................       132          4,151
                       Peoples Energy Corp. .......................................        98          3,607
                       Sempra Energy...............................................     1,014         24,438
                       Williams Cos., Inc. ........................................     2,522          8,171
                       Telephone -- 0.0%
                       CenturyTel, Inc. ...........................................       666         20,200
                                                                                                 ------------
                                                                                                     165,346
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $55,829,475)..............               36,816,720
                                                                                                 ------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.3%                                  AMOUNT
                       --------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS -- 0.3%
                       United States Treasury Bills 1.17% due 3/13/03@
                         (cost $99,870)............................................  $100,000         99,870
                                                                                                 ------------

                                                    REPURCHASE AGREEMENT -- 2.1%
                       --------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at .50%, dated 01/31/03 to be repurchased
                         02/03/03 in the amount of $790,033 and collateralized by
                         $545,000 of United States Treasury Bonds, bearing interest at 8.75% due 05/15/20 having an approximate value of
                         $806,184 (cost $790,000)..................................   790,000        790,000
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $56,719,345)                100.3%                                 37,706,590
                       Liabilities in excess of other
                       assets --                                      (0.3)                         (120,438)
                                                           ------                                ------------
                       NET ASSETS --                       100.0%                                $37,586,152
                                                           ------                                ============
                                                           ------

              -----------------------------

              +  Non-income producing security.
              #  Security represents an investment in an affiliated company.
              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACT
              ------------------------------------------------------------------

                       NUMBER OF                                           EXPIRATION    VALUE AT      VALUE AS OF
                       CONTRACTS                DESCRIPTION                   DATE      TRADE DATE   JANUARY 31, 2003
                       ----------------------------------------------------------------------------------------------
                        18 Long    S&P 500 E-Mini 500 Future Index.......  March 2003    $802,203        $769,230

                                   UNREALIZED
                       NUMBER OF  APPRECIATION/
                       CONTRACTS  DEPRECIATION
                       ---------  -------------
                        18 Long     $(32,973)
                                    ========

              See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME
    PORTFOLIO
    Alliance Capital Management L.P.    INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 91.5%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.6%
                       Apparel & Textiles -- 0.0%
                       Too, Inc.+..................................................            1   $         16
                       Automotive -- 0.8%
                       Harley-Davidson, Inc. ......................................      160,000      6,684,800
                       Retail -- 6.8%
                       Bed Bath & Beyond, Inc.+....................................      140,000      4,690,000
                       Costco Wholesale Corp.+.....................................      225,000      6,495,750
                       Kohl's Corp.+...............................................       90,000      4,713,300
                       Tiffany & Co. ..............................................      290,000      6,742,500
                       Wal-Mart Stores, Inc. ......................................      620,000     29,636,000
                       Walgreen Co. ...............................................      350,000     10,150,000
                                                                                                   -------------
                                                                                                     69,112,366
                                                                                                   -------------
                       CONSUMER STAPLES -- 12.3%
                       Food, Beverage & Tobacco -- 6.3%
                       Altria Group, Inc. .........................................      140,000      5,301,800
                       Anheuser-Busch Cos., Inc. ..................................      650,000     30,855,500
                       General Mills, Inc. ........................................      200,000      8,986,000
                       Kraft Foods, Inc., Class A..................................      160,000      5,096,000
                       Sara Lee Corp. .............................................      400,000      7,976,000
                       Household Products -- 6.0%
                       Avon Products, Inc. ........................................      420,000     21,000,000
                       Colgate-Palmolive Co. ......................................      200,000     10,182,000
                       Procter & Gamble Co. .......................................      275,000     23,531,750
                                                                                                   -------------
                                                                                                    112,929,050
                                                                                                   -------------
                       ENERGY -- 7.7%
                       Energy Services -- 4.3%
                       BP, PLC ADR.................................................      485,400     18,935,454
                       FPL Group, Inc. ............................................      340,000     19,852,600
                       Energy Sources -- 3.4%
                       Apache Corp. ...............................................      264,000     16,476,240
                       Kerr-McGee Corp.+...........................................      355,000     14,828,350
                                                                                                   -------------
                                                                                                     70,092,644
                                                                                                   -------------
                       FINANCE -- 14.2%
                       Banks -- 2.3%
                       Bank One Corp. .............................................      580,000     21,175,800
                       Financial Services -- 9.8%
                       Citigroup, Inc. ............................................    1,091,578     37,528,452
                       Fannie Mae..................................................      150,000      9,705,000
                       J.P. Morgan Chase & Co. ....................................      697,600     16,281,984
                       MBNA Corp. .................................................      645,000     10,855,350
                       Morgan Stanley, Dean Witter & Co. ..........................      410,000     15,539,000

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.1%
                       ACE, Ltd. ..................................................      335,000   $  9,865,750
                       Travelers Property Casualty Corp., Class B+.................            1             16
                       XL Capital, Ltd., Class A...................................      122,600      9,202,356
                                                                                                   -------------
                                                                                                    130,153,708
                                                                                                   -------------
                       HEALTHCARE -- 19.0%
                       Drugs -- 8.1%
                       Amgen, Inc. ................................................      150,000      7,644,000
                       Cardinal Health, Inc. ......................................       85,000      4,958,050
                       Forest Laboratories, Inc.+..................................       50,000      2,587,500
                       Gilead Sciences, Inc.+......................................       70,000      2,443,000
                       Pfizer, Inc. ...............................................    1,475,000     44,781,000
                       Wyeth.......................................................      299,000     11,669,970
                       Health Services -- 3.6%
                       HCA, Inc. ..................................................      110,000      4,701,400
                       Health Management Associates, Inc., Class A+................      560,000     10,371,200
                       UnitedHealth Group, Inc. ...................................       95,000      8,350,500
                       Wellpoint Health Networks, Inc.+............................      136,000      9,884,480
                       Medical Products -- 7.3%
                       Boston Scientific Corp.+....................................      225,000      9,101,250
                       Johnson & Johnson...........................................      640,000     34,310,400
                       Medtronic, Inc. ............................................      320,000     14,374,400
                       St. Jude Medical, Inc.+.....................................      200,000      8,714,000
                                                                                                   -------------
                                                                                                    173,891,150
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 7.0%
                       Aerospace & Military Technology -- 3.0%
                       Lockheed Martin Corp. ......................................      220,000     11,231,000
                       United Technologies Corp. ..................................      249,300     15,850,494
                       Business Services -- 2.5%
                       First Data Corp. ...........................................      320,000     11,008,000
                       Fiserv, Inc.+...............................................       90,000      2,805,390
                       Maxim Integrated Products, Inc.+............................      290,000      9,033,500
                       Electrical Equipment -- 0.7%
                       American Standard Cos., Inc.+...............................      100,000      6,666,000
                       Machinery -- 0.8%
                       Danaher Corp. ..............................................      120,000      7,369,200
                                                                                                   -------------
                                                                                                     63,963,584
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 9.1%
                       Broadcasting & Media -- 5.9%
                       Comcast Corp., Class A+.....................................      129,400      3,445,922
                       Comcast Corp., Special Class A+.............................      470,000     12,022,600
                       Cox Communications, Inc., Class A+..........................      245,000      7,090,300
                       EchoStar Communications Corp., Class A+.....................      224,580      5,827,851
                       Tribune Co. ................................................      153,500      7,429,400
                       Viacom, Inc., Class B+......................................      470,000     18,118,500
                       Leisure & Tourism -- 3.2%
                       Carnival Corp. .............................................      420,000     10,122,000
                       Royal Caribbean Cruises, Ltd. ..............................      580,000      9,262,600
                       Southwest Airlines Co. .....................................      790,000     10,309,500
                                                                                                   -------------
                                                                                                     83,628,673
                                                                                                   -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 12.4%
                       Communication Equipment -- 1.7%
                       Juniper Networks, Inc.+.....................................      570,000   $  4,998,900
                       QUALCOMM, Inc.+.............................................      280,000     10,544,800
                       Computers & Business Equipment -- 1.6%
                       Dell Computer Corp.+........................................      600,000     14,316,000
                       Computer Software -- 6.0%
                       Affiliated Computer Services, Inc., Class A+................      190,000     10,301,800
                       Microsoft Corp.+............................................      940,000     44,612,400
                       Electronics -- 2.5%
                       Altera Corp.+...............................................      200,000      2,196,000
                       Applied Materials, Inc.+....................................      368,100      4,406,157
                       Flextronics International, Ltd.+............................      600,000      4,836,000
                       Linear Technology Corp. ....................................      230,000      6,009,900
                       Marvell Technology Group, Ltd.+.............................      295,000      5,389,650
                       Telecommunications -- 0.6%
                       Corning, Inc.+..............................................      750,600      3,062,448
                       Nextel Communications, Inc., Class A+.......................      190,000      2,397,800
                                                                                                   -------------
                                                                                                    113,071,855
                                                                                                   -------------
                       MATERIALS -- 2.2%
                       Chemicals -- 2.2%
                       du Pont (E.I.) de Nemours and Co. ..........................      540,000     20,449,801
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $879,427,911).............                 837,292,831
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 9.4%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 8.8%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.75%
                         due 2/03/03@
                         (cost $80,438,000)........................................  $80,438,000   $ 80,438,000
                                                                                                   -------------
                       U.S. TREASURY BILLS -- 0.6%
                       United States Treasury Bills 1.12% due 3/20/03@
                         (cost $5,991,227).........................................    6,000,000      5,991,227
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $86,429,227)..............                  86,429,227
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $965,857,138)               100.9%                                   923,722,058
                       Liabilities in excess of other
                       assets --                                  (0.9)                              (8,384,236)
                                                           ------                                  -------------
                       NET ASSETS --                       100.0%                                  $915,337,822
                                                           ------                                  =============
                                                           ------

              -----------------------------

              +  Non-income producing securities.
              ADR -- American Depository Receipt.
              @ The security or a portion thereof represents collateral for the following open future contracts:

              OPEN FUTURES CONTRACT

                       -------------------------------------------------------------------------------------------------------------
                                                                                                                        UNREALIZED
                       NUMBER OF                                         EXPIRATION    VALUE AT       VALUE AS OF      APPRECIATION/
                       CONTRACTS               DESCRIPTION                  DATE      TRADE DATE    JANUARY 31, 2003   DEPRECIATION
                       -------------------------------------------------------------------------------------------------------------
                       265 Long    S&P 500 Future Index................  March 2003   $59,369,938     $56,623,875       $(2,746,063)
                                                                                                                        ===========

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO
    Federated Investment Counseling     INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 96.7%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.7%
                       Automotive -- 1.8%
                       Ford Motor Co. .............................................     162,889   $  1,483,919
                       General Motors Corp. .......................................      61,236      2,224,704
                       Retail -- 1.9%
                       Federated Department Stores, Inc.+..........................      86,700      2,255,934
                       Sears Roebuck & Co. ........................................      70,400      1,862,080
                                                                                                  -------------
                                                                                                     7,826,637
                                                                                                  -------------
                       CONSUMER STAPLES -- 7.3%
                       Food, Beverage & Tobacco -- 6.2%
                       Altria Group, Inc. .........................................      97,400      3,688,538
                       General Mills, Inc. ........................................      58,900      2,646,377
                       Sara Lee Corp. .............................................     139,700      2,785,618
                       UST, Inc. ..................................................     122,700      3,791,430
                       Household Products -- 1.1%
                       Kimberly-Clark Corp. .......................................      49,100      2,274,312
                                                                                                  -------------
                                                                                                    15,186,275
                                                                                                  -------------
                       ENERGY -- 14.1%
                       Energy Services -- 14.1%
                       BP, PLC ADR.................................................      88,200      3,440,682
                       ChevronTexaco Corp. ........................................      66,800      4,301,920
                       Cinergy Corp. ..............................................      64,300      2,038,310
                       ConocoPhillips..............................................      47,100      2,269,749
                       ENSCO International, Inc. ..................................      84,100      2,265,654
                       Entergy Corp. ..............................................      85,100      3,782,695
                       Exxon Mobil Corp. ..........................................     112,500      3,841,875
                       FPL Group, Inc. ............................................      58,600      3,421,654
                       Marathon Oil Corp. .........................................      96,100      2,008,490
                       Public Service Enterprise Group, Inc. ......................      63,400      2,236,752
                                                                                                  -------------
                                                                                                    29,607,781
                                                                                                  -------------
                       FINANCE -- 24.6%
                       Banks -- 9.3%
                       Bank of America Corp. ......................................      78,100      5,470,905
                       PNC Financial Services Group................................      45,600      2,008,224
                       Wachovia Corp. .............................................     112,600      4,050,222
                       Washington Mutual, Inc. ....................................     141,100      4,860,895
                       Wells Fargo & Co. ..........................................      64,700      3,064,839
                       Financial Services -- 7.4%
                       Bear Stearns Cos., Inc. ....................................      65,600      4,070,480
                       Citigroup, Inc. ............................................     109,300      3,757,734
                       Fannie Mae..................................................      40,200      2,600,940
                       MBIA, Inc. .................................................      50,600      2,073,588
                       Morgan Stanley, Dean Witter & Co. ..........................      81,000      3,069,900

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 7.9%
                       Allstate Corp. .............................................      96,400   $  3,392,316
                       CIGNA Corp. ................................................      22,200        969,474
                       Lincoln National Corp. .....................................      66,000      2,128,500
                       Loews Corp. ................................................      79,000      3,477,580
                       Marsh & McLennan Cos., Inc. ................................      63,100      2,689,953
                       MetLife, Inc. ..............................................      14,000        374,780
                       Principal Financial Group, Inc.+............................     118,300      3,383,380
                                                                                                  -------------
                                                                                                    51,443,710
                                                                                                  -------------
                       HEALTHCARE -- 7.6%
                       Drugs -- 4.6%
                       Abbott Laboratories.........................................      48,500      1,848,820
                       Bristol-Myers Squibb Co. ...................................      82,500      1,946,175
                       Merck & Co., Inc. ..........................................      38,700      2,143,593
                       Pfizer, Inc. ...............................................     118,000      3,582,480
                       Health Services -- 1.1%
                       UnitedHealth Group, Inc. ...................................      27,200      2,390,880
                       Medical Products -- 1.9%
                       Baxter International, Inc. .................................      51,200      1,442,816
                       Boston Scientific Corp.+....................................      63,000      2,548,350
                                                                                                  -------------
                                                                                                    15,903,114
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 16.8%
                       Aerospace & Military Technology -- 2.5%
                       General Dynamics Corp. .....................................      30,300      2,004,042
                       Northrop Grumman Corp. .....................................      35,517      3,246,609
                       Business Services -- 8.9%
                       Cendant Corp.+..............................................     372,870      4,131,399
                       First Data Corp. ...........................................     128,900      4,434,160
                       H&R Block, Inc. ............................................     109,900      4,164,111
                       Johnson Controls, Inc. .....................................      40,900      3,303,493
                       Waste Management, Inc. .....................................     109,800      2,524,302
                       Machinery -- 2.0%
                       Ingersoll-Rand Co., Class A.................................      63,300      2,485,158
                       Textron, Inc. ..............................................      46,100      1,777,616
                       Multi-Industry -- 2.0%
                       Tyco International, Ltd. ...................................     254,500      4,074,545
                       Transportation -- 1.4%
                       Union Pacific Corp. ........................................      51,800      2,955,708
                                                                                                  -------------
                                                                                                    35,101,143
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 1.3%
                       Broadcasting & Media -- 1.3%
                       Viacom, Inc., Class B+......................................      68,733      2,649,657
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 14.7%
                       Communication Equipment -- 0.7%
                       Motorola, Inc. .............................................     190,500      1,520,190
                       Computers & Business Equipment -- 6.8%
                       Hewlett-Packard Co. ........................................     263,198      4,582,277
                       International Business Machines Corp. ......................      35,700      2,792,811
                       Lexmark International, Inc., Class A+.......................      31,700      1,919,118
                       Storage Technology Corp.+...................................     218,800      4,835,480

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 1.4%
                       Computer Sciences Corp.+....................................      53,600   $  1,640,160
                       Electronic Data Systems Corp. ..............................      79,700      1,350,915
                       Electronics -- 0.6%
                       Koninklijke Philips Electronics NV..........................      75,500      1,297,845
                       Telecommunications -- 5.2%
                       BellSouth Corp. ............................................     105,200      2,396,456
                       SBC Communications, Inc. ...................................     120,300      2,940,132
                       Sprint Corp. (FON Group)....................................     136,000      1,651,040
                       Verizon Communications, Inc. ...............................     101,256      3,876,080
                                                                                                  -------------
                                                                                                    30,802,504
                                                                                                  -------------
                       MATERIALS -- 6.0%
                       Chemicals -- 4.2%
                       Air Products and Chemicals, Inc. ...........................      69,000      2,860,050
                       du Pont (E.I.) de Nemours and Co. ..........................      67,200      2,544,864
                       PPG Industries, Inc. .......................................      67,900      3,315,557
                       Forest Products -- 1.0%
                       International Paper Co. ....................................      60,300      2,152,710
                       Metals & Minerals -- 0.8%
                       Alcoa, Inc. ................................................      80,200      1,585,554
                                                                                                  -------------
                                                                                                    12,458,735
                                                                                                  -------------
                       UTILITIES -- 0.6%
                       Electric Utilities -- 0.6%
                       CenterPoint Energy, Inc. ...................................     179,500      1,251,115
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $241,938,062)......................                202,230,671
                                                                                                  -------------

                       PREFERRED STOCK -- 1.4%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 1.4%
                       News Corp., Ltd. ADR (cost $3,633,080)......................     136,500      3,034,395
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $245,571,142).............                205,265,066
                                                                                                  -------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.2%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.2%
                       Euro Time Deposit with State Street Bank & Trust Co. .50%
                         due 2/03/03 (cost $2,509,000).............................  $2,509,000      2,509,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $248,080,142)                99.3%                                  207,774,066
                       Other assets less liabilities --      0.7                                     1,429,759
                                                           ------                                 -------------
                       NET ASSETS --                       100.0%                                 $209,203,825
                                                           ------                                 =============
                                                           ------

              -----------------------------

              +  Non-income producing security.
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO
    Davis Selected Adviser, L.P.        INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 96.9%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.5%
                       Housing -- 1.0%
                       Vulcan Materials Co. .......................................      525,500   $   17,893,275
                       Retail -- 4.5%
                       Costco Wholesale Corp.+.....................................    2,063,600       59,576,132
                       J.C. Penney Co., Inc. ......................................      213,300        4,135,887
                       RadioShack Corp. ...........................................      639,100       12,750,045
                                                                                                   ---------------
                                                                                                       94,355,339
                                                                                                   ---------------
                       CONSUMER STAPLES -- 11.8%
                       Food, Beverage & Tobacco -- 11.8%
                       Albertson's, Inc. ..........................................      227,000        4,880,500
                       Altria Group, Inc. .........................................    2,824,600      106,967,602
                       Diageo, PLC ADR.............................................      805,700       33,235,125
                       Hershey Foods Corp. ........................................      241,400       15,570,300
                       Kraft Foods, Inc., Class A..................................      508,300       16,189,355
                       Safeway, Inc.+..............................................    1,072,300       25,413,510
                                                                                                   ---------------
                                                                                                      202,256,392
                                                                                                   ---------------
                       ENERGY -- 6.5%
                       Energy Services -- 2.7%
                       ConocoPhillips..............................................      961,763       46,347,359
                       Energy Sources -- 3.8%
                       Devon Energy Corp. .........................................      868,826       39,357,818
                       EOG Resources, Inc. ........................................      653,600       25,333,536
                                                                                                   ---------------
                                                                                                      111,038,713
                                                                                                   ---------------
                       BANKS -- 13.6%
                       Bank One Corp. .............................................    1,463,300       53,425,083
                       Golden West Financial Corp. ................................      884,700       65,051,991
                       Lloyds TSB Group, PLC.......................................      679,800       17,912,730
                       State Street Corp. .........................................      181,500        7,185,585
                       Wells Fargo & Co. ..........................................    1,906,800       90,325,116
                       FINANCIAL SERVICES -- 20.5%
                       American Express Co. .......................................    4,111,600      146,085,148
                       Citigroup, Inc. ............................................    2,267,961       77,972,499
                       Household International, Inc. ..............................    2,328,800       63,599,528
                       Janus Capital Group, Inc. ..................................      639,700        8,117,793
                       Moody's Corp. ..............................................      544,900       22,820,412
                       Morgan Stanley, Dean Witter & Co. ..........................      731,450       27,721,955
                       Providian Financial Corp. ..................................      813,000        5,195,070
                       INSURANCE -- 13.9%
                       American International Group, Inc.#.........................      137,437        7,438,091
                       Aon Corp. ..................................................    1,011,900       19,155,267
                       Berkshire Hathaway, Inc., Class A+..........................          988       66,788,800
                       Berkshire Hathaway, Inc., Class B+..........................          230          511,520
                       Chubb Corp. ................................................      193,100       10,373,332
                       Everest Reinsurance Group, Ltd. ............................       71,300        3,598,511

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INSURANCE (continued)
                       Loews Corp. ................................................      630,100   $   27,737,002
                       Markel Corp.+...............................................        9,500        1,932,300
                       Principal Financial Group, Inc.+............................      296,300        8,474,180
                       Progressive Corp. ..........................................      869,900       42,050,966
                       Sun Life Financial Services of Canada, Inc. ................      170,400        3,079,128
                       Transatlantic Holdings, Inc. ...............................      643,800       42,812,700
                       Travelers Property Casualty Corp., Class A+.................       97,985        1,588,337
                       Travelers Property Casualty Corp., Class B+.................      201,316        3,273,398
                                                                                                   ---------------
                                                                                                      824,226,442
                                                                                                   ---------------
                       HEALTHCARE -- 3.8%
                       Drugs -- 3.8%
                       Lilly Eli Co. ..............................................      525,600       31,662,144
                       Merck & Co., Inc. ..........................................      193,200       10,701,348
                       Pfizer, Inc. ...............................................      353,000       10,717,080
                       Pharmacia Corp. ............................................      276,500       11,549,405
                                                                                                   ---------------
                                                                                                       64,629,977
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.6%
                       Business Services -- 1.7%
                       Dun & Bradstreet Corp.+.....................................      612,000       21,634,200
                       WPP Group, PLC ADR..........................................      212,400        7,563,564
                       Electrical Equipment -- 0.6%
                       American Standard Cos., Inc.+...............................      155,100       10,338,966
                       Machinery -- 1.1%
                       Dover Corp. ................................................      696,200       18,219,554
                       Multi-Industry -- 4.1%
                       Tyco International, Ltd. ...................................    4,370,742       69,975,579
                       Transportation -- 2.1%
                       United Parcel Service, Inc., Class B........................      606,300       36,578,079
                                                                                                   ---------------
                                                                                                      164,309,942
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 1.7%
                       Broadcasting & Media -- 0.8%
                       Gannett Co., Inc. ..........................................      196,200       14,255,892
                       Leisure & Tourism -- 0.9%
                       Marriott International, Inc., Class A.......................      491,500       15,334,800
                                                                                                   ---------------
                                                                                                       29,590,692
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 5.4%
                       Computers & Business Equipment -- 2.3%
                       Lexmark International, Inc., Class A+.......................      652,900       39,526,566
                       Computer Software -- 1.9%
                       BMC Software, Inc.+.........................................      664,300       11,711,609
                       Microsoft Corp.+............................................      425,900       20,213,214
                       Electronics -- 0.5%
                       Agere Systems, Inc.+........................................    4,898,600        8,670,522
                       Telecommunications -- 0.7%
                       Tellabs, Inc.+..............................................    1,520,900       11,847,811
                                                                                                   ---------------
                                                                                                       91,969,722
                                                                                                   ---------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS -- 3.7%
                       Forest Products -- 2.9%
                       Sealed Air Corp.+...........................................    1,336,300   $   50,405,236
                       Metals & Minerals -- 0.8%
                       Martin Marietta Materials, Inc..............................      464,800       13,572,160
                                                                                                   ---------------
                                                                                                       63,977,396
                                                                                                   ---------------
                       REAL ESTATE -- 0.9%
                       Real Estate Investment Trusts -- 0.9%
                       CenterPoint Properties Corp.................................       46,100        2,547,025
                       General Growth Properties, Inc..............................      263,000       13,018,500
                                                                                                   ---------------
                                                                                                       15,565,525
                                                                                                   ---------------
                       TOTAL COMMON STOCK (cost $1,811,842,658)....................                 1,661,920,140
                                                                                                   ---------------

                       PREFERRED STOCK -- 0.5%
                       -------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts -- 0.5%
                       General Growth Properties, Inc. 7.25% (cost $7,046,331).....      280,400        8,832,600
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,818,888,989)...........                 1,670,752,740
                                                                                                   ---------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.9%                                    AMOUNT
                       -------------------------------------------------------------------------------------------
                       Agreement with State Street & Trust Co., bearing interest at
                         1.25%, dated 01/31/03, to be repurchased 02/03/03 in the
                         amount of $50,202,026 and collateralized by $2,250,000 of
                         Federal National Mtg. Assoc., bearing interest at 6.00%,
                         due 04/01/22; $24,355,000 of Federal National Mtg. Asso.,
                         bearing interest at 7.00%, due 05/01/32 and $24,000,000 of
                         Federal National Mtg. Asso., bearing interest at 8.00%,
                         due 06/01/32 and having an approximate aggregate value of
                         $51,712,825. (cost $50,202,000)...........................  $50,202,000   $   50,202,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,869,090,989)             100.3%                                   1,720,954,740
                       Liabilities in excess of other
                       assets --                                (0.3)                                  (5,298,272)
                                                           ------                                  ---------------
                       NET ASSETS --                       100.0%                                  $1,715,656,468
                                                           ------                                  ===============
                                                           ------

              -----------------------------

              +  Non-income producing security
              ADR -- American Depository Receipt
              # Security represents an investment in an affiliated company

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                          COMMON STOCK -- 99.6%                       SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 13.3%
                       Automotive -- 3.5%
                       General Motors Corp. .......................................   105,788    $  3,843,278
                       Housing -- 6.6%
                       Sherwin-Williams Co. .......................................   139,124       3,706,263
                       Vulcan Materials Co. .......................................   106,308       3,619,788
                       Retail -- 3.2%
                       May Department Stores Co.+..................................   170,421       3,493,630
                                                                                                 -------------
                                                                                                   14,662,959
                                                                                                 -------------
                       CONSUMER STAPLES -- 20.0%
                       Food, Beverage & Tobacco -- 16.7%
                       Albertson's, Inc. ..........................................   173,688       3,734,292
                       Altria Group, Inc. .........................................    96,363       3,649,267
                       Brown-Forman Corp., Class B.................................    59,494       3,696,957
                       ConAgra Foods, Inc. ........................................   154,711       3,795,061
                       UST, Inc. ..................................................   116,693       3,605,813
                       Household Products -- 3.3%
                       Clorox Co. .................................................    94,745       3,621,154
                                                                                                 -------------
                                                                                                   22,102,544
                                                                                                 -------------
                       FINANCE -- 3.5%
                       Financial Services -- 3.5%
                       J.P. Morgan Chase & Co. ....................................   163,616       3,818,797
                                                                                                 -------------
                       HEALTHCARE -- 10.1%
                       Drugs -- 10.1%
                       Abbott Laboratories.........................................   104,764       3,993,604
                       Bristol-Myers Squibb Co. ...................................   168,795       3,981,874
                       Schering-Plough Corp. ......................................   174,801       3,165,646
                                                                                                 -------------
                                                                                                   11,141,124
                                                                                                 -------------
                       INDUSTRIAL & COMMERCIAL -- 17.3%
                       Business Services -- 6.7%
                       Genuine Parts Co. ..........................................   127,050       3,747,975
                       Interpublic Group of Cos., Inc. ............................   283,872       3,653,433
                       Machinery -- 3.4%
                       Caterpillar, Inc. ..........................................    85,583       3,763,940
                       Multi-Industry -- 7.2%
                       General Electric Co. .......................................   160,515       3,714,317
                       Honeywell International, Inc. ..............................   172,229       4,209,277
                                                                                                 -------------
                                                                                                   19,088,942
                                                                                                 -------------
                       INFORMATION & ENTERTAINMENT -- 3.0%
                       Entertainment Products -- 3.0%
                       Eastman Kodak Co. ..........................................   110,125       3,336,788
                                                                                                 -------------

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 22.7%
                       Computers & Business Equipment -- 7.0%
                       Avery Denison Corp. ........................................    64,150    $  3,822,698
                       Pitney Bowes, Inc. .........................................   120,002       3,904,865
                       Computer Software -- 3.3%
                       Electronic Data Systems Corp. ..............................   217,220       3,681,879
                       Electronics -- 3.3%
                       Emerson Electric Co. .......................................    77,584       3,641,017
                       Telecommunications -- 9.1%
                       ALLTEL Corp. ...............................................    76,911       3,604,819
                       AT&T Corp. .................................................   149,141       2,905,267
                       SBC Communications, Inc. ...................................   144,492       3,531,384
                                                                                                 -------------
                                                                                                   25,091,929
                                                                                                 -------------
                       MATERIALS -- 9.7%
                       Chemicals -- 6.6%
                       du Pont (E.I.) de Nemours and Co. ..........................    92,493       3,502,710
                       Rohm and Haas Co. ..........................................   122,110       3,767,094
                       Forest Products -- 3.1%
                       Bemis Co., Inc. ............................................    78,602       3,428,619
                                                                                                 -------------
                                                                                                   10,698,423
                                                                                                 -------------
                       TOTAL INVESTMENT SECURITIES (cost $126,192,087).............               109,941,506
                                                                                                 -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.4%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note (2)) (cost $508,000)........................  $508,000         508,000
                                                                                                 -------------
                       TOTAL INVESTMENTS --
                         (cost $126,700,087)               100.0%                                 110,449,506
                       Liabilities in excess of other
                       assets --                                       0.0                            (42,924)
                                                           ------                                -------------
                       NET ASSETS --                       100.0%                                $110,406,582
                                                           ------                                =============
                                                           ------

              -----------------------------

              +  Non-income producing security.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO
    Alliance Capital Management L.P.    INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                       COMMON STOCK -- 100.0%                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 12.8%
                       Automotive -- 0.7%
                       Harley-Davidson, Inc........................................     171,600   $    7,169,448
                       Retail -- 12.1%
                       Bed Bath & Beyond, Inc.+....................................      41,000        1,373,500
                       Home Depot, Inc. ...........................................     817,400       17,083,660
                       Kohl's Corp.+...............................................     634,200       33,213,054
                       Wal-Mart Stores, Inc. ......................................   1,010,900       48,321,020
                       Walgreen Co. ...............................................     926,200       26,859,800
                                                                                                  ---------------
                                                                                                     134,020,482
                                                                                                  ---------------
                       CONSUMER STAPLES -- 6.7%
                       Food, Beverage & Tobacco -- 1.9%
                       Anheuser-Busch Cos., Inc. ..................................     357,500       16,970,525
                       Wm. Wrigley Jr. Co. ........................................      57,700        3,203,504
                       Household Products -- 4.8%
                       Avon Products, Inc. ........................................     202,200       10,110,000
                       Colgate-Palmolive Co. ......................................     305,700       15,563,187
                       Gillette Co. ...............................................     202,200        6,045,780
                       Procter & Gamble Co. .......................................     216,300       18,508,791
                                                                                                  ---------------
                                                                                                      70,401,787
                                                                                                  ---------------
                       FINANCE -- 24.4%
                       Banks -- 3.4%
                       Freddie Mac.................................................     643,000       35,995,140
                       Financial Services -- 17.9%
                       Citigroup, Inc. ............................................   1,518,009       52,189,149
                       Fannie Mae..................................................     317,400       20,535,780
                       J.P. Morgan Chase & Co. ....................................     321,500        7,503,810
                       Lehman Brothers Holdings, Inc. .............................     269,000       14,668,570
                       MBNA Corp. .................................................   3,496,900       58,852,827
                       Merrill Lynch & Co., Inc. ..................................     717,000       25,109,340
                       SLM Corp. ..................................................      92,500        9,826,275
                       Insurance -- 3.1%
                       Progressive Corp. ..........................................     279,200       13,496,528
                       Travelers Property Casualty Corp., Class A+.................   1,164,475       18,876,140
                                                                                                  ---------------
                                                                                                     257,053,559
                                                                                                  ---------------
                       HEALTHCARE -- 22.5%
                       Drugs -- 11.6%
                       Amgen, Inc.+................................................     615,500       31,365,880
                       Cardinal Health, Inc. ......................................     214,290       12,499,536
                       Forest Laboratories, Inc.+..................................      21,200        1,097,100
                       Pfizer, Inc. ...............................................   2,212,916       67,184,130
                       Wyeth.......................................................     238,800        9,320,364
                       Health Services -- 3.2%
                       UnitedHealth Group, Inc. ...................................     380,600       33,454,740

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 7.7%
                       Baxter International, Inc. .................................      57,000   $    1,606,260
                       Boston Scientific Corp.+....................................     239,200        9,675,640
                       Johnson & Johnson...........................................     835,300       44,780,433
                       Medtronic, Inc. ............................................     505,700       22,716,044
                       St. Jude Medical, Inc.+.....................................      61,500        2,679,555
                                                                                                  ---------------
                                                                                                     236,379,682
                                                                                                  ---------------
                       INDUSTRIAL & COMMERCIAL -- 6.4%
                       Aerospace & Military Technology -- 1.1%
                       Lockheed Martin Corp. ......................................     226,600       11,567,930
                       Business Services -- 1.5%
                       First Data Corp. ...........................................      93,600        3,219,840
                       Maxim Integrated Products, Inc.+............................     403,100       12,556,565
                       Multi-Industry -- 3.8%
                       General Electric Co. .......................................   1,741,400       40,295,996
                                                                                                  ---------------
                                                                                                      67,640,331
                                                                                                  ---------------
                       INFORMATION & ENTERTAINMENT -- 8.0%
                       Broadcasting & Media -- 8.0%
                       Clear Channel Communications, Inc.+.........................      45,900        1,839,672
                       Comcast Corp., Special Class A+.............................   1,043,100       26,682,498
                       EchoStar Communications Corp., Class A+.....................      42,270        1,096,906
                       Gannett Co., Inc. ..........................................      84,700        6,154,302
                       Viacom, Inc., Class B+......................................   1,257,658       48,482,716
                                                                                                  ---------------
                                                                                                      84,256,094
                                                                                                  ---------------
                       INFORMATION TECHNOLOGY -- 19.2%
                       Communication Equipment -- 4.7%
                       JDS Uniphase Corp.+.........................................     450,100        1,219,771
                       Juniper Networks, Inc.+.....................................     268,700        2,356,499
                       Nokia Corp. ADR.............................................   3,027,860       43,570,906
                       QUALCOMM, Inc.+.............................................      63,100        2,376,346
                       Computers & Business Equipment -- 2.7%
                       Dell Computer Corp.+........................................   1,026,200       24,485,132
                       VERITAS Software Corp.+.....................................     208,200        3,800,066
                       Computer Software -- 6.3%
                       Microsoft Corp.+............................................   1,301,100       61,750,206
                       Peoplesoft, Inc.+...........................................     263,100        5,101,509
                       Electronics -- 3.3%
                       Applied Materials, Inc.+....................................     639,700        7,657,209
                       Intel Corp. ................................................   1,179,000       18,463,140
                       Taiwan Semiconductor Manufacturing Co., Ltd.+...............     388,400        2,602,280
                       Texas Instruments, Inc. ....................................     347,500        5,525,250
                       Telecommunications -- 2.2%
                       Cisco Systems, Inc.+........................................   1,725,063       23,064,092
                                                                                                  ---------------
                                                                                                     201,972,406
                                                                                                  ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,254,538,457)...........                1,051,724,341
                                                                                                  ---------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.0%                                   AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.0%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.10%
                         due 02/03/03
                         (cost $422,000)...........................................  $  422,000   $      422,000
                                                                                                  ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,254,960,457)             100.0%                                  1,052,146,341
                       Other assets less liabilities --      0.0                                          36,109
                                                           ------                                 ---------------
                       NET ASSETS --                       100.0%                                 $1,052,182,450
                                                           ------                                 ===============
                                                           ------

              -----------------------------

              +  Non-income producing security
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO
    Goldman Sachs Asset Management      INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 98.6%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.5%
                       Retail -- 5.5%
                       Family Dollar Stores, Inc. .................................     9,900    $   298,188
                       TJX Cos., Inc. .............................................    35,450        650,862
                       Wal-Mart Stores, Inc. ......................................    12,600        602,280
                                                                                                 ------------
                                                                                                   1,551,330
                                                                                                 ------------
                       CONSUMER STAPLES -- 11.2%
                       Food, Beverage & Tobacco -- 7.4%
                       Anheuser-Busch Cos., Inc. ..................................     9,075        430,790
                       PepsiCo, Inc. ..............................................    12,900        522,192
                       UST, Inc. ..................................................    21,500        664,350
                       Wm. Wrigley Jr. Co. ........................................     8,400        466,368
                       Household Products -- 3.8%
                       Avon Products, Inc. ........................................     9,675        483,750
                       Procter & Gamble Co. .......................................     6,775        579,737
                                                                                                 ------------
                                                                                                   3,147,187
                                                                                                 ------------
                       ENERGY -- 6.8%
                       Energy Services -- 3.8%
                       BJ Services Co.+............................................    17,200        525,804
                       ConocoPhillips..............................................    10,925        526,476
                       Energy Sources -- 3.0%
                       Murphy Oil Corp. ...........................................    13,025        549,655
                       Ocean Energy, Inc. .........................................    15,900        297,807
                                                                                                 ------------
                                                                                                   1,899,742
                                                                                                 ------------
                       FINANCE -- 21.5%
                       Banks -- 9.6%
                       Bank of America Corp. ......................................     9,825        688,241
                       Freddie Mac.................................................     9,725        544,405
                       M&T Bank Corp. .............................................     8,475        676,305
                       Mellon Financial Corp. .....................................    12,325        281,873
                       Wells Fargo & Co. ..........................................    10,900        516,333
                       Financial Services -- 7.3%
                       Charles Schwab Corp. .......................................    61,100        563,342
                       Citigroup, Inc. ............................................    17,396        598,074
                       Fannie Mae..................................................     8,500        549,950
                       T. Rowe Price Group, Inc. ..................................    12,275        328,234
                       Insurance -- 4.6%
                       RenaissanceRe Holdings, Ltd. ...............................    16,475        646,973
                       XL Capital, Ltd., Class A ..................................     8,425        632,381
                                                                                                 ------------
                                                                                                   6,026,111
                                                                                                 ------------
                       HEALTHCARE -- 11.0%
                       Drugs -- 9.0%
                       Eli Lilly and Co. ..........................................    12,300        740,952
                       Pfizer, Inc.................................................    32,400        983,664
                       Wyeth.......................................................    20,000        780,600

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 2.0%
                       Johnson & Johnson...........................................    10,600    $   568,266
                                                                                                 ------------
                                                                                                   3,073,482
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 12.3%
                       Aerospace & Military Technology -- 2.9%
                       General Dynamics Corp. .....................................     7,775        514,238
                       United Technologies Corp. ..................................     4,750        302,005
                       Business Services -- 7.7%
                       Accenture, Ltd.+............................................    42,100        696,755
                       Cendant Corp.+..............................................    27,200        301,376
                       First Data Corp. ...........................................    28,600        983,840
                       Valassis Communications, Inc.+..............................     7,700        179,102
                       Electrical Equipment -- 1.7%
                       American Standard Cos., Inc.+...............................     7,175        478,286
                                                                                                 ------------
                                                                                                   3,455,602
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 16.0%
                       Broadcasting & Media -- 15.2%
                       AOL Time Warner, Inc.+......................................    23,100        269,346
                       Clear Channel Communications, Inc.+.........................    20,000        801,600
                       Fox Entertainment Group, Inc., Class A+.....................    14,850        410,305
                       Liberty Media Corp.+........................................    53,000        528,410
                       Metro-Goldwyn-Mayer, Inc.+..................................    34,100        351,230
                       Univision Communications, Inc., Class A+....................    37,300        983,228
                       Viacom, Inc., Class B+......................................    24,021        926,010
                       Leisure & Tourism -- 0.8%
                       Sabre Holdings Corp.+.......................................    12,300        220,662
                                                                                                 ------------
                                                                                                   4,490,791
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 12.8%
                       Communication Equipment -- 2.6%
                       QUALCOMM, Inc.+.............................................    19,700        741,902
                       Computers & Business Equipment -- 2.9%
                       Dell Computer Corp.+........................................    18,200        434,252
                       EMC Corp.+..................................................    47,600        366,520
                       Computer Software -- 5.6%
                       Intuit, Inc.+...............................................    12,500        551,250
                       Microsoft Corp.+............................................    21,300      1,010,898
                       Telecommunications -- 1.7%
                       Cisco Systems, Inc.+........................................    35,700        477,309
                                                                                                 ------------
                                                                                                   3,582,131
                                                                                                 ------------
                       MATERIALS -- 1.5%
                       Chemicals -- 1.5%
                       Praxair, Inc. ..............................................     7,625        415,868
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $26,760,973)..............               27,642,244
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $26,760,973)                          98.6%                        27,642,244
                       Other assets less liabilities --               1.4                            389,978
                                                                     ------                      ------------
                       NET ASSETS --                                 100.0%                      $28,032,222
                                                                     ------                      ============
                                                                     ------

              -----------------------------

              +  Non-income producing security

              See Notes to Financial Statements
---------------------
    100

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO
    Massachusetts Financial Services Company     INVESTMENT PORTFOLIO -- JANUARY
                                                                        31, 2003

                                          COMMON STOCK -- 97.3%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.3%
                       Apparel & Textiles -- 0.6%
                       Gap, Inc. ..................................................      69,200   $  1,012,396
                       Nike, Inc., Class B.........................................       7,970        354,984
                       Automotive -- 0.6%
                       Bayerische Motoren Werke (BMW) AG...........................      30,300        887,059
                       Harley-Davidson, Inc. ......................................      10,700        447,046
                       Housing -- 0.1%
                       Newell Rubbermaid, Inc. ....................................      12,100        336,985
                       Retail -- 6.0%
                       CVS Corp. ..................................................      29,000        655,980
                       Family Dollar Stores, Inc. .................................      17,440        525,293
                       Home Depot, Inc. ...........................................     138,750      2,899,875
                       Kohl's Corp.+...............................................      10,100        528,937
                       Lowe's Cos., Inc. ..........................................      15,130        517,143
                       May Department Stores Co.+..................................      16,900        346,450
                       Target Corp. ...............................................      59,380      1,675,110
                       Wal-Mart Stores, Inc. ......................................     136,210      6,510,838
                                                                                                  -------------
                                                                                                    16,698,096
                                                                                                  -------------
                       CONSUMER STAPLES -- 10.9%
                       Food, Beverage & Tobacco -- 7.1%
                       Altria Group, Inc. .........................................     121,600      4,604,992
                       Anheuser-Busch Cos., Inc. ..................................      50,590      2,401,507
                       Archer-Daniels-Midland Co. .................................      24,900        300,045
                       Diageo, PLC.................................................      83,740        855,416
                       J. M. Smucker Co. ..........................................           1             40
                       Kellogg Co. ................................................      44,210      1,476,614
                       Kroger Co.+.................................................      77,460      1,168,871
                       PepsiCo, Inc. ..............................................      89,602      3,627,089
                       Safeway, Inc.+..............................................      45,200      1,071,240
                       Sysco Corp. ................................................      26,250        770,963
                       Household Products -- 3.8%
                       Avon Products, Inc. ........................................      19,300        965,000
                       Colgate-Palmolive Co. ......................................      24,900      1,267,659
                       Gillette Co. ...............................................      46,210      1,381,679
                       Kimberly-Clark Corp. .......................................      28,560      1,322,899
                       Procter & Gamble Co. .......................................      43,850      3,752,245
                                                                                                  -------------
                                                                                                    24,966,259
                                                                                                  -------------
                       ENERGY -- 8.0%
                       Energy Services -- 8.0%
                       Ameren Corp. ...............................................       6,300        247,779
                       Baker Hughes, Inc. .........................................      39,710      1,201,625
                       BJ Services Co.+............................................       5,800        177,306
                       BP, PLC ADR.................................................      87,450      3,411,424
                       ConocoPhillips..............................................      11,200        539,728
                       Dominion Resources, Inc. ...................................       7,840        424,850

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       EnCana Corp. ...............................................      59,200   $  1,859,472
                       EnCana Corp. (Canadian Shares)..............................      19,270        602,818
                       Exelon Corp. ...............................................       6,200        315,766
                       Exxon Mobil Corp............................................     236,694      8,083,100
                       Schlumberger, Ltd...........................................      32,470      1,224,119
                       TXU Corp. ..................................................       8,800        161,480
                                                                                                  -------------
                                                                                                    18,249,467
                                                                                                  -------------
                       FINANCE -- 18.2%
                       Banks -- 5.8%
                       Bank of America Corp. ......................................      59,480      4,166,574
                       Bank of New York Co., Inc. .................................      13,900        351,670
                       Bank One Corp. .............................................      17,700        646,227
                       Charter One Financial, Inc. ................................      11,995        346,776
                       FleetBoston Financial Corp. ................................      15,300        399,483
                       Mellon Financial Corp. .....................................      20,720        473,866
                       State Street Corp. .........................................      23,670        937,095
                       SunTrust Banks, Inc. .......................................      10,600        600,490
                       Wachovia Corp. .............................................      16,980        610,771
                       Wells Fargo & Co. ..........................................     102,440      4,852,583
                       Financial Services -- 7.6%
                       American Express Co. .......................................      24,840        882,565
                       Citigroup, Inc. ............................................     158,773      5,458,616
                       Fannie Mae..................................................      34,590      2,237,973
                       Freddie Mac.................................................      88,630      4,961,507
                       Goldman Sachs Group, Inc. ..................................      32,000      2,179,200
                       Lehman Brothers Holdings, Inc. .............................      11,900        648,907
                       Merrill Lynch & Co., Inc.+..................................      25,220        883,204
                       Insurance -- 4.8%
                       AFLAC, Inc. ................................................      10,220        331,026
                       Allstate Corp. .............................................      29,730      1,046,199
                       Chubb Corp. ................................................      35,360      1,899,539
                       Hartford Financial Services Group, Inc. ....................      39,500      1,646,360
                       Marsh & McLennan Cos., Inc. ................................      23,940      1,020,562
                       MetLife, Inc. ..............................................      64,700      1,732,019
                       St. Paul Cos., Inc. ........................................      42,090      1,373,818
                       Travelers Property Casualty Corp., Class A+.................      72,795      1,180,007
                       UnumProvident Corp. ........................................      12,450        217,501
                       XL Capital, Ltd., Class A...................................       8,160        612,490
                                                                                                  -------------
                                                                                                    41,697,028
                                                                                                  -------------
                       HEALTHCARE -- 12.8%
                       Drugs -- 9.4%
                       Abbott Laboratories.........................................      28,440      1,084,133
                       Amgen, Inc..................................................      28,600      1,457,456
                       Aventis SA..................................................      13,740        697,667
                       Cardinal Health, Inc. ......................................       4,115        240,028
                       Eli Lilly and Co. ..........................................      76,480      4,607,155
                       Forest Laboratories, Inc.+..................................      23,200      1,200,600
                       Merck & Co., Inc. ..........................................      31,140      1,724,845
                       Novartis AG.................................................      31,100      1,136,821
                       Pfizer, Inc. ...............................................     278,365      8,451,161
                       Pharmacia Corp. ............................................      17,560        733,481
                       Schering-Plough Corp. ......................................      14,300        258,973

---------------------
    102

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services -- 0.5%
                       HCA, Inc. ..................................................      28,060   $  1,199,284
                       Medical Products -- 2.9%
                       Guidant Corp.+..............................................      13,800        463,956
                       Johnson & Johnson...........................................      96,320      5,163,716
                       Medtronic, Inc. ............................................      23,110      1,038,101
                                                                                                  -------------
                                                                                                    29,457,377
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 11.7%
                       Aerospace & Military Technology -- 0.8%
                       Lockheed Martin Corp. ......................................      22,050      1,125,652
                       Northrop Grumman Corp. .....................................       8,400        767,844
                       Business Services -- 2.5%
                       Accenture, Ltd.+............................................      67,710      1,120,601
                       Automatic Data Processing, Inc. ............................      48,850      1,693,629
                       Cendant Corp.+..............................................      20,700        229,356
                       First Data Corp. ...........................................      55,710      1,916,424
                       Maxim Integrated Products, Inc.+............................       6,800        211,820
                       Waste Management, Inc. .....................................      20,580        473,134
                       Machinery -- 1.7%
                       Danaher Corp. ..............................................       8,770        538,566
                       Deere & Co. ................................................      27,660      1,167,252
                       Illinois Tool Works, Inc. ..................................      22,430      1,364,192
                       ITT Industries, Inc. .......................................      13,260        744,682
                       Rockwell Automation, Inc. ..................................       7,300        168,265
                       Multi-Industry -- 3.7%
                       3M Co. .....................................................      21,740      2,707,717
                       General Electric Co. .......................................     216,350      5,006,339
                       Tyco International, Ltd. ...................................      42,900        686,829
                       Transportation -- 3.0%
                       Canadian National Railway Co. ..............................      34,772      1,423,914
                       FedEx Corp. ................................................      36,960      1,944,096
                       Union Pacific Corp. ........................................      25,050      1,429,353
                       United Parcel Service, Inc., Class B........................      33,040      1,993,303
                                                                                                  -------------
                                                                                                    26,712,968
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 8.7%
                       Broadcasting & Media -- 8.2%
                       AOL Time Warner, Inc.+......................................     137,030      1,597,770
                       Clear Channel Communications, Inc.+.........................      17,890        717,031
                       Comcast Corp., Class A+.....................................      28,457        757,810
                       EchoStar Communications Corp., Class A+.....................      16,060        416,757
                       Gannett Co., Inc. ..........................................      46,010      3,343,086
                       McGraw-Hill Cos., Inc. .....................................      26,600      1,575,252
                       New York Times Co., Class A.................................      45,970      2,245,175
                       Reed International, PLC.....................................     163,600      1,270,218
                       Tribune Co. ................................................      24,310      1,176,604
                       Viacom, Inc., Class B+......................................     125,660      4,844,193
                       Walt Disney Co. ............................................      45,410        794,675
                       Leisure & Tourism -- 0.5%
                       McDonald's Corp. ...........................................      47,200        672,128
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      19,580        459,151
                                                                                                  -------------
                                                                                                    19,869,850
                                                                                                  -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 16.0%
                       Communication Equipment -- 0.2%
                       Motorola, Inc. .............................................      44,330   $    353,754
                       Computers & Business Equipment -- 3.8%
                       Dell Computer Corp.+........................................      65,100      1,553,286
                       Hewlett-Packard Co. ........................................      30,480        530,657
                       International Business Machines Corp. ......................      74,090      5,796,060
                       VERITAS Software Corp.+.....................................      47,940        875,001
                       Computer Software -- 4.2%
                       Microsoft Corp.+............................................     151,460      7,188,291
                       Oracle Corp.+...............................................     195,720      2,354,512
                       Electronics -- 2.2%
                       Agilent Technologies, Inc.+.................................      14,020        231,050
                       Analog Devices, Inc.+.......................................      63,060      1,509,026
                       Intel Corp..................................................     142,240      2,227,478
                       Novellus Systems, Inc.+.....................................      12,130        357,228
                       STMicroelectronics NV.......................................      17,630        323,687
                       Texas Instruments, Inc......................................      29,840        474,456
                       Telecommunications -- 5.6%
                       AT&T Corp...................................................      34,886        679,579
                       AT&T Wireless Services, Inc.+...............................           6             37
                       BellSouth Corp..............................................     148,630      3,385,791
                       BT Group, PLC ADR...........................................       2,900         84,796
                       Cisco Systems, Inc.+........................................     400,280      5,351,744
                       SBC Communications, Inc.....................................      76,900      1,879,436
                       Verizon Communications, Inc.................................      31,100      1,190,508
                       Vodafone Group, PLC ADR.....................................      12,720        239,772
                                                                                                  -------------
                                                                                                    36,586,149
                                                                                                  -------------
                       MATERIALS -- 3.7%
                       Chemicals -- 2.2%
                       Air Products and Chemicals, Inc. ...........................      21,890        907,340
                       Dow Chemical Co. ...........................................       9,400        273,164
                       PPG Industries, Inc. .......................................      33,900      1,655,337
                       Praxair, Inc. ..............................................      32,820      1,790,003
                       Syngenta AG.................................................       6,322        381,303
                       Forest Products -- 1.1%
                       International Paper Co. ....................................      63,190      2,255,883
                       Smurfit Stone Container Corp.+..............................      26,660        376,439
                       Metals & Minerals -- 0.4%
                       Alcoa, Inc..................................................      45,490        899,337
                                                                                                  -------------
                                                                                                     8,538,806
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $251,244,559)......................                222,776,000
                                                                                                  -------------

                                                       PREFERRED STOCK -- 0.2%
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%
                       Automotive -- 0.2%
                       Porsche AG (cost $630,140)..................................       1,377        554,561
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $251,874,699).............                223,330,561
                                                                                                  -------------

---------------------
    104

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.7%                                   AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES -- 1.7%
                       Federal Home Loan Bank Cons. Disc. Notes zero coupon due
                         2/3/03 (cost $3,874,744)..................................  $3,875,000   $  3,874,744
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $255,749,443)                99.2%                                  227,205,305
                       Other assets less liabilities --                        0.8                   1,737,845
                                                           ------                                 -------------
                       NET ASSETS --                       100.0%                                 $228,943,150
                                                           ------                                 =============
                                                          -------

              -----------------------------

              +  Non-income producing securities.
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO
    Putnam Investment Management, LLC   INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                       COMMON STOCK -- 100.0%                                         SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.6%
                       Apparel & Textiles -- 1.0%
                       Chico's FAS, Inc.+..........................................    30,400    $    553,584
                       Cintas Corp. ...............................................    12,800         528,640
                       Liz Claiborne, Inc. ........................................    19,700         565,784
                       Reebok International, Ltd.+.................................    42,400       1,282,176
                       Automotive -- 0.8%
                       Advanced Auto Parts, Inc.+..................................    10,000         436,500
                       AutoZone, Inc.+.............................................    15,800       1,038,218
                       General Motors Corp. .......................................    13,000         472,290
                       Lear Corp.+.................................................     8,700         350,610
                       Housing -- 0.6%
                       KB Home Corp. ..............................................     6,000         268,260
                       Lennar Corp.+...............................................    11,300         608,618
                       Whirlpool Corp. ............................................    16,500         857,505
                       Retail -- 9.2%
                       American Greetings Corp.+...................................    28,800         400,320
                       Bed Bath & Beyond, Inc.+....................................    33,500       1,122,250
                       Family Dollar Stores, Inc. .................................    18,400         554,208
                       Federated Department Stores, Inc.+..........................     8,700         226,374
                       Fortune Brands, Inc. .......................................     4,300         189,501
                       Home Depot, Inc. ...........................................    44,400         927,960
                       J.C. Penney Co., Inc. ......................................    40,500         785,295
                       Kohl's Corp.+...............................................    35,100       1,838,187
                       Limited, Inc. ..............................................    26,900         338,671
                       Lowe's Cos., Inc. ..........................................   104,848       3,583,705
                       Michaels Stores, Inc.+......................................    21,300         718,875
                       Office Depot, Inc.+.........................................    61,100         815,685
                       Pier 1 Imports, Inc. .......................................    25,000         423,750
                       Staples, Inc.+..............................................    33,300         571,761
                       Target Corp. ...............................................    45,900       1,294,839
                       TJX Cos., Inc. .............................................   136,900       2,513,484
                       Wal-Mart Stores, Inc. ......................................   167,440       8,003,632
                       Walgreen Co. ...............................................    29,500         855,500
                       Williams-Sonoma, Inc.+......................................    22,800         539,676
                                                                                                 -------------
                                                                                                   32,665,858
                                                                                                 -------------
                       CONSUMER STAPLES -- 8.0%
                       Food, Beverage & Tobacco -- 6.0%
                       Altria Group, Inc. .........................................   101,200       3,832,444
                       Anheuser-Busch Cos., Inc. ..................................    26,600       1,262,702
                       Coca-Cola Co. ..............................................    14,200         574,532
                       Coca-Cola Enterprises, Inc. ................................    39,800         876,794
                       Dole Food Co., Inc. ........................................     8,200         267,484
                       Kraft Foods, Inc., Class A..................................    42,550       1,355,217
                       Krispy Kreme Doughnuts, Inc.+...............................    12,000         364,920
                       Kroger Co.+.................................................    56,600         854,094
                       Pepsi Bottling Group, Inc. .................................    70,500       1,787,175
                       PepsiCo, Inc. ..............................................   116,900       4,732,112
                       Sysco Corp. ................................................    16,700         490,479

---------------------
    106

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Food, Beverage & Tobacco (continued)
                       Whole Foods Market, Inc.+...................................    10,200    $    518,364
                       Household Products -- 2.0%
                       Black & Decker Corp. .......................................     9,100         333,424
                       Procter & Gamble Co. .......................................    59,900       5,125,643
                                                                                                 -------------
                                                                                                   22,375,384
                                                                                                 -------------
                       EDUCATION -- 0.4%
                       Education -- 0.4%
                       Apollo Group, Inc., Class A+................................    12,800         569,088
                       Career Education Corp.+.....................................    13,400         628,460
                                                                                                 -------------
                                                                                                    1,197,548
                                                                                                 -------------
                       ENERGY -- 3.1%
                       Energy Services -- 2.2%
                       BJ Services Co.+............................................    28,800         880,416
                       ConocoPhillips..............................................    17,926         863,854
                       Edison International+.......................................    15,900         196,047
                       Entergy Corp. ..............................................    18,809         836,060
                       Exelon Corp. ...............................................     9,600         488,928
                       ExxonMobil Corp. ...........................................    55,100       1,881,665
                       FPL Group, Inc. ............................................     3,500         204,365
                       GlobalSantaFe Corp. ........................................    18,015         391,466
                       Noble Corp.+................................................    13,100         449,068
                       Energy Sources -- 0.9%
                       Burlington Resources, Inc. .................................    11,500         507,150
                       Cooper Cameron Corp.+.......................................    13,800         668,886
                       Occidental Petroleum Corp. .................................    26,000         759,460
                       Unocal Corp. ...............................................    22,900         637,765
                                                                                                 -------------
                                                                                                    8,765,130
                                                                                                 -------------
                       FINANCE -- 13.3%
                       Banks -- 5.9%
                       Bank of America Corp. ......................................    11,500         805,575
                       Bank One Corp. .............................................    10,900         397,959
                       Commerce Bancorp, Inc. .....................................    11,000         482,790
                       Fifth Third Bancorp.........................................    14,300         762,905
                       Freddie Mac.................................................    73,600       4,120,128
                       Golden West Financial Corp. ................................    10,900         801,477
                       Greenpoint Financial Corp. .................................    14,500         625,095
                       Investors Financial Services Corp. .........................    12,400         346,332
                       National City Corp. ........................................    43,600       1,212,080
                       SouthTrust Corp. ...........................................    15,400         401,324
                       State Street Corp. .........................................    16,571         656,046
                       SunTrust Banks, Inc. .......................................    18,400       1,042,360
                       TCF Financial Corp. ........................................     4,700         204,920
                       U.S. Bancorp................................................    77,200       1,628,920
                       Washington Mutual, Inc. ....................................    14,100         485,745
                       Wells Fargo & Co. ..........................................    41,433       1,962,681
                       Zions Bancorp...............................................    13,400         555,028
                       Financial Services -- 5.8%
                       BISYS Group, Inc.+..........................................    22,600         357,080
                       Capital One Financial Corp. ................................    47,900       1,487,295
                       Citigroup, Inc. ............................................   129,433       4,449,907
                       Countrywide Credit Industries, Inc. ........................     4,600         253,736
                       Doral Financial Corp. ......................................    16,300         486,555
                       Fannie Mae..................................................    79,200       5,124,240

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Federated Investors, Inc., Class B..........................     9,600    $    245,280
                       Fidelity National Financial, Inc. ..........................    26,400         890,208
                       MBNA Corp. .................................................    95,000       1,598,850
                       SEI Corp. ..................................................    21,900         558,888
                       SLM Corp. ..................................................     4,000         424,920
                       Waddell & Reed Financial, Inc. .............................    20,400         373,116
                       Insurance -- 1.6%
                       American International Group, Inc.#.........................    70,977       3,841,275
                       Radian Group, Inc. .........................................    18,700         690,030
                       Travelers Property Casualty Corp., Class B+.................     9,599         156,080
                                                                                                 -------------
                                                                                                   37,428,825
                                                                                                 -------------
                       HEALTHCARE -- 26.5%
                       Drugs -- 15.9%
                       Abbott Laboratories.........................................    91,175       3,475,591
                       AdvancePCS+.................................................    20,500         595,730
                       Allergan, Inc. .............................................    26,457       1,605,146
                       AmerisourceBergen Corp. ....................................    35,000       2,037,000
                       Amgen, Inc. ................................................   106,786       5,441,815
                       Barr Labs, Inc.+............................................     5,100         403,155
                       Bristol-Myers Squibb Co. ...................................    12,500         294,875
                       Cardinal Health, Inc. ......................................    30,200       1,761,566
                       Cephalon, Inc.+.............................................    11,700         544,401
                       Eli Lilly and Co. ..........................................    18,200       1,096,368
                       Express Scripts, Inc., Class A+.............................    18,900       1,049,895
                       Forest Laboratories, Inc.+..................................    28,200       1,459,350
                       Gilead Sciences, Inc.+......................................    25,200         879,480
                       King Pharmaceuticals, Inc.+.................................    30,200         443,336
                       Merck & Co., Inc. ..........................................    93,600       5,184,504
                       Pfizer, Inc. ...............................................   321,962       9,774,766
                       Pharmacia Corp. ............................................   131,000       5,471,870
                       Shire Pharmaceuticals Group, PLC ADR+.......................    19,007         321,788
                       Wyeth.......................................................    68,300       2,665,749
                       Health Services -- 3.9%
                       Anthem, Inc.+...............................................     7,900         490,432
                       Apogent Technologies, Inc.+.................................    17,000         291,040
                       Caremark Rx, Inc.+..........................................    55,200       1,081,920
                       Coventry Health Care, Inc.+.................................       100           2,775
                       HCA, Inc. ..................................................    21,700         927,458
                       Health Management Associates, Inc., Class A+................    25,400         470,408
                       Health Net, Inc.+...........................................    12,300         331,362
                       Oxford Health Plans, Inc.+..................................    20,500         722,215
                       Quest Diagnostics, Inc.+....................................    10,800         580,824
                       Triad Hospitals, Inc.+......................................     7,400         205,720
                       UnitedHealth Group, Inc. ...................................    31,543       2,772,630
                       Universal Health Services, Inc.+............................    13,100         610,198
                       Wellpoint Health Networks, Inc.+............................    32,500       2,362,100
                       Medical Products -- 6.7%
                       Boston Scientific Corp.+....................................    18,900         764,505
                       Charles River Laboratories International, Inc.+.............    16,400         488,392
                       Cytyc Corp.+................................................    18,100         209,960
                       Genzyme Corp.+..............................................    17,600         568,304
                       Guidant Corp.+..............................................    22,920         770,570
                       Johnson & Johnson...........................................   195,096      10,459,097
                       MedImmune, Inc.+............................................    45,986       1,369,923

---------------------
    108

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products (continued)
                       Medtronic, Inc. ............................................    75,498    $  3,391,370
                       Steris Corp.+...............................................     8,100         189,945
                       Stryker Corp.+..............................................     6,300         379,512
                       Varian Medical Systems, Inc.+...............................     6,600         344,916
                                                                                                 -------------
                                                                                                   74,291,961
                                                                                                 -------------
                       INDUSTRIAL & COMMERCIAL -- 7.8%
                       Aerospace & Military Technology -- 0.6%
                       L-3 Communications Holdings, Inc.+..........................     6,700         299,959
                       Lockheed Martin Corp. ......................................    14,300         730,015
                       United Technologies Corp. ..................................    10,400         661,232
                       Business Services -- 1.2%
                       Automatic Data Processing, Inc. ............................    16,900         585,923
                       ChoicePoint, Inc.+..........................................    10,000         360,000
                       Concord EFS, Inc.+..........................................    20,100         294,666
                       Equifax, Inc. ..............................................    12,600         269,766
                       Fiserv, Inc.+...............................................    12,600         392,755
                       H&R Block, Inc. ............................................     9,200         348,588
                       Interpublic Group of Cos., Inc. ............................    25,400         326,898
                       Maxim Integrated Products, Inc.+............................    14,300         445,445
                       Paychex, Inc. ..............................................    19,600         493,528
                       Machinery -- 0.5%
                       Brooks-PRI Automation, Inc.+................................     4,500          47,250
                       Deere & Co. ................................................     6,800         286,960
                       Dover Corp. ................................................    20,900         546,953
                       Illinois Tool Works, Inc. ..................................     6,600         401,412
                       Parker-Hannifin Corp. ......................................     1,952          78,685
                       Multi-Industry -- 5.4%
                       3M Co. .....................................................    30,830       3,839,876
                       General Electric Co. .......................................   451,700      10,452,338
                       Tyco International, Ltd. ...................................    49,454         791,759
                       Transportation -- 0.1%
                       Burlington Northern Santa Fe Corp. .........................    13,100         340,207
                                                                                                 -------------
                                                                                                   21,994,215
                                                                                                 -------------
                       INFORMATION & ENTERTAINMENT -- 4.9%
                       Broadcasting & Media -- 2.8%
                       AOL Time Warner, Inc.+......................................   132,600       1,546,116
                       Clear Channel Communications, Inc.+.........................    16,000         641,280
                       Comcast Corp., Class A+.....................................    12,175         324,220
                       EchoStar Communications Corp., Class A+.....................    40,900       1,061,355
                       Fox Entertainment Group, Inc., Class A+.....................    29,000         801,270
                       Lamar Advertising Co.+......................................    16,300         566,914
                       McGraw-Hill Cos., Inc. .....................................     8,600         509,292
                       Viacom, Inc., Class B+......................................    51,841       1,998,471
                       Washington Post Co., Class B................................       300         220,350
                       Westwood One, Inc.+.........................................     7,700         287,287
                       Leisure & Tourism -- 2.1%
                       Darden Restaurants, Inc. ...................................    30,700         666,190
                       Expedia, Inc.+..............................................     3,800         228,000
                       GTECH Holdings Corp.+.......................................    17,500         476,000
                       Harrah's Entertainment, Inc.+...............................    37,441       1,358,359
                       International Game Technology+..............................     2,800         220,836
                       Marriott International, Inc., Class A.......................     7,800         243,360

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Royal Caribbean Cruises, Ltd. ..............................    30,600    $    488,682
                       Southwest Airlines Co. .....................................    26,400         344,520
                       Starbucks Corp.+............................................    56,000       1,272,320
                       Yum! Brands, Inc.+..........................................    21,356         495,032
                                                                                                 -------------
                                                                                                   13,749,854
                                                                                                 -------------
                       INFORMATION TECHNOLOGY -- 22.7%
                       Communication Equipment -- 1.3%
                       Motorola, Inc. .............................................    85,800         684,684
                       QUALCOMM, Inc.+.............................................    77,300       2,911,118
                       Computers & Business Equipment -- 4.9%
                       Dell Computer Corp.+........................................   218,300       5,208,638
                       Hewlett-Packard Co. ........................................   110,900       1,930,769
                       International Business Machines Corp. ......................    56,853       4,447,610
                       Lexmark International, Inc., Class A+.......................    33,100       2,003,874
                       Pitney Bowes, Inc. .........................................    10,400         338,416
                       Computer Software -- 6.5%
                       Adobe Systems, Inc. ........................................    36,700         969,614
                       Affiliated Computer Services, Inc., Class A+................    28,800       1,561,536
                       BMC Software, Inc.+.........................................    18,900         333,207
                       Business Objects SA ADR+....................................    14,000         224,700
                       Computer Sciences Corp.+....................................    15,500         474,300
                       DST Systems, Inc.+..........................................     8,800         289,696
                       Fair Issac & Company, Inc. .................................     3,800         189,050
                       Mercury Interactive Corp.+..................................     7,700         273,735
                       Microsoft Corp.+............................................   223,800      10,621,548
                       NetIQ Corp.+................................................     3,200          38,240
                       Oracle Corp.+...............................................   227,000       2,730,810
                       SunGard Data Systems, Inc.+.................................    28,200         548,208
                       Electronics -- 5.1%
                       Applied Materials, Inc.+....................................    79,500         951,615
                       Emulex Corp.+...............................................    27,100         567,203
                       Intel Corp. ................................................   459,999       7,203,585
                       KLA-Tencor Corp.+...........................................    16,200         528,768
                       Lam Research Corp.+.........................................    48,800         570,472
                       Linear Technology Corp. ....................................    24,600         642,798
                       Marvell Technology Group, Ltd.+.............................    11,000         200,970
                       Microchip Technology, Inc.+.................................    28,100         620,729
                       Novellus Systems, Inc.+.....................................    13,600         400,520
                       QLogic Corp.+...............................................    56,900       1,893,632
                       Texas Instruments, Inc. ....................................    46,400         737,760
                       Internet Software -- 1.1%
                       Internet Security Systems, Inc.+............................     1,800          23,382
                       Networks Associates, Inc.+..................................    67,600       1,032,252
                       Symantec Corp.+.............................................    43,100       2,011,908
                       Telecommunications -- 3.8%
                       AT&T Wireless Services, Inc.+...............................    63,800         387,266
                       BellSouth Corp. ............................................    24,800         564,944
                       Cisco Systems, Inc.+........................................   433,600       5,797,232
                       Citizens Communications Co.+................................     9,700          94,963
                       Extreme Networks, Inc.+.....................................    40,100         164,009
                       Nextel Communications, Inc., Class A+.......................    95,600       1,206,472
                       SBC Communications, Inc. ...................................    32,800         801,632

---------------------
    110

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Sprint Corp. (FON Group)....................................    31,400    $    381,196
                       Verizon Communications, Inc. ...............................    31,400       1,201,992
                                                                                                 -------------
                                                                                                   63,765,053
                                                                                                 -------------
                       MATERIALS -- 1.3%
                       Chemicals -- 0.5%
                       Eastman Chemical Co. .......................................     7,200         246,456
                       Ecolab, Inc. ...............................................     4,200         207,060
                       International Flavors & Fragrances, Inc. ...................     6,600         209,682
                       Lubrizol Corp. .............................................     5,500         163,515
                       Rohm and Haas Co. ..........................................    15,600         481,260
                       Forest Products -- 0.3%
                       Smurfit Stone Container Corp.+..............................    48,900         690,468
                       Metals & Minerals -- 0.5%
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............    80,500       1,510,985
                                                                                                 -------------
                                                                                                    3,509,426
                                                                                                 -------------
                       REAL ESTATE -- 0.2%
                       Real Estate Investment Trusts -- 0.2%
                       Annaly Mtg. Management, Inc. ...............................    23,900         436,175
                                                                                                 -------------
                       UTILITIES -- 0.2%
                       Telephone -- 0.2%
                       CenturyTel, Inc.............................................    18,600         564,138
                                                                                                 -------------
                       TOTAL INVESTMENT SECURITIES (cost $304,337,700).............               280,743,567
                                                                                                 -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.2%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       Agreement with Goldman Sachs & Co., bearing interest at
                       1.33%, dated 1/31/03 to be repurchased 2/3/03 in the amount of $533,058 and collateralized by $533,000 of Federal
                       National Mortgage Association Notes, bearing interest at
                       5.13% due 02/13/04 having an approximate value of $547,272
                       (cost $533,000).............................................  $533,000         533,000
                                                                                                 -------------
                       TOTAL INVESTMENTS --
                         (cost $304,870,700)               100.2%                                 281,276,567
                       Liabilities in excess of other
                       assets --                                    (0.2)                            (523,447)
                                                           ------                                -------------
                       NET ASSETS --                       100.0%                                $280,753,120
                                                           ------                                =============
                                                           ------

              -----------------------------

              + Non-income producing securities.
              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                          COMMON STOCK -- 85.0%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.3%
                       Apparel & Textiles -- 2.8%
                       Abercrombie & Fitch Co.+....................................       8,000   $   222,720
                       Coach, Inc.+................................................       7,000       223,650
                       Nike, Inc., Class B.........................................       7,500       334,050
                       Automotive -- 1.4%
                       General Motors Corp. .......................................       4,000       145,320
                       Harley-Davidson, Inc. ......................................       6,000       250,680
                       Retail -- 4.1%
                       Kohl's Corp.+...............................................       3,500       183,295
                       Staples, Inc.+..............................................       8,000       137,360
                       Target Corp. ...............................................       4,200       118,482
                       Wal-Mart Stores, Inc. ......................................      15,300       731,340
                                                                                                  ------------
                                                                                                    2,346,897
                                                                                                  ------------
                       CONSUMER STAPLES -- 2.1%
                       Food, Beverage & Tobacco -- 2.1%
                       Altria Group, Inc. .........................................       4,200       159,054
                       Coca-Cola Co. ..............................................       6,000       242,760
                       PepsiCo, Inc. ..............................................       4,700       190,256
                                                                                                  ------------
                                                                                                      592,070
                                                                                                  ------------
                       ENERGY -- 6.1%
                       Energy Services -- 3.6%
                       ENSCO International, Inc. ..................................       6,000       161,640
                       Exxon Mobil Corp. ..........................................      10,600       361,990
                       GlobalSantaFe Corp. ........................................       7,000       152,110
                       Nabors Industries, Ltd.+....................................       9,500       350,075
                       Energy Sources -- 2.5%
                       Anadarko Petroleum Corp. ...................................       4,000       184,440
                       Apache Corp. ...............................................       4,000       249,640
                       Smith International, Inc.+..................................       8,700       277,008
                                                                                                  ------------
                                                                                                    1,736,903
                                                                                                  ------------
                       FINANCE -- 18.1%
                       Banks -- 3.9%
                       Bank of America Corp. ......................................       9,200       644,460
                       FleetBoston Financial Corp. ................................       4,000       104,440
                       Mellon Financial Corp. .....................................       5,200       118,924
                       Wells Fargo & Co. ..........................................       5,000       236,850
                       Financial Services -- 8.6%
                       American Express Co. .......................................      12,100       429,913
                       Citigroup, Inc. ............................................      28,566       982,099
                       Lehman Brothers Holdings, Inc. .............................       4,600       250,838
                       Merrill Lynch & Co., Inc.+..................................       8,500       297,670
                       Morgan Stanley, Dean Witter & Co. ..........................       6,800       257,720
                       SLM Corp. ..................................................       2,000       212,460

---------------------
    112

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 5.6%
                       Allstate Corp. .............................................      11,000   $   387,090
                       Berkshire Hathaway, Inc., Class B+..........................         300       667,200
                       Marsh & McLennan Cos., Inc. ................................       4,500       191,835
                       MetLife, Inc................................................      13,000       348,010
                                                                                                  ------------
                                                                                                    5,129,509
                                                                                                  ------------
                       HEALTHCARE -- 13.7%
                       Drugs -- 8.8%
                       Amgen, Inc.+................................................       9,800       499,408
                       Forest Laboratories, Inc.+..................................       5,400       279,450
                       Merck & Co., Inc. ..........................................       6,000       332,340
                       Pfizer, Inc. ...............................................      27,200       825,792
                       Pharmacia Corp. ............................................       8,700       363,399
                       Teva Pharmaceutical Industries, Ltd. ADR....................       5,000       192,000
                       Health Services -- 1.6%
                       Anthem, Inc.+...............................................       1,500        93,120
                       Caremark Rx, Inc.+..........................................       8,000       156,800
                       HCA, Inc. ..................................................       4,500       192,330
                       Medical Products -- 3.3%
                       Boston Scientific Corp.+....................................       7,000       283,150
                       IDEC Pharmaceuticals Corp.+.................................       4,700       150,823
                       Johnson & Johnson...........................................       9,500       509,295
                                                                                                  ------------
                                                                                                    3,877,907
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 9.7%
                       Aerospace & Military Technology -- 2.2%
                       Northrop Grumman Corp. .....................................       2,000       182,820
                       United Technologies Corp. ..................................       7,000       445,060
                       Business Services -- 0.7%
                       Cendant Corp.+..............................................      17,800       197,224
                       Multi-Industry -- 4.2%
                       3M Co. .....................................................       3,000       373,650
                       General Electric Co. .......................................      30,000       694,200
                       Tyco International, Ltd. ...................................       9,000       144,090
                       Transportation -- 2.6%
                       FedEx Corp. ................................................       7,000       368,200
                       United Parcel Service, Inc., Class B........................       6,000       361,980
                                                                                                  ------------
                                                                                                    2,767,224
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 5.9%
                       Broadcasting & Media -- 5.0%
                       AOL Time Warner, Inc.+......................................      30,000       349,800
                       Clear Channel Communications, Inc.+.........................       8,000       320,640
                       Comcast Corp., Class A+.....................................       6,900       176,502
                       Gannett Co., Inc. ..........................................       2,000       145,320
                       Viacom, Inc., Class B+......................................      11,000       424,050
                       Leisure & Tourism -- 0.9%
                       Carnival Corp. .............................................      11,000       265,100
                                                                                                  ------------
                                                                                                    1,681,412
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 20.6%
                       Communication Equipment -- 1.6%
                       QUALCOMM, Inc.+.............................................      12,000       451,920

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 3.3%
                       Dell Computer Corp.+........................................      10,600   $   252,916
                       Hewlett-Packard Co. ........................................      12,000       208,920
                       International Business Machines Corp. ......................       6,000       469,380
                       Computer Software -- 7.8%
                       Adobe Systems, Inc. ........................................       5,000       132,100
                       BEA Systems, Inc.+..........................................      13,000       148,980
                       Intuit, Inc.+...............................................       3,000       132,300
                       Microsoft Corp.+............................................      27,000     1,281,420
                       Oracle Corp.+...............................................      30,000       360,900
                       SAP AG ADR..................................................       7,000       164,500
                       Electronics -- 5.8%
                       Analog Devices, Inc.+.......................................      10,000       239,300
                       Applied Materials, Inc.+....................................      20,000       239,400
                       Intel Corp. ................................................      24,000       375,840
                       Novellus Systems, Inc.+.....................................      10,000       294,500
                       Texas Instruments, Inc. ....................................      13,400       213,060
                       Xilinx, Inc.+...............................................      15,000       296,850
                       Telecommunications -- 2.1%
                       Cisco Systems, Inc.+........................................      25,000       334,250
                       Nextel Communications, Inc., Class A+.......................      20,000       252,400
                                                                                                  ------------
                                                                                                    5,848,936
                                                                                                  ------------
                       MATERIALS -- 0.5%
                       Chemicals -- 0.5%
                       du Pont (E.I.) de Nemours and Co............................       4,000       151,480
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $28,228,100).......................                24,132,338
                                                                                                  ------------

                       EXCHANGE TRADED FUNDS -- 1.1%
                       ---------------------------------------------------------------------------------------
                       FINANCE -- 1.1%
                       Financial Services -- 1.1%
                       Biotech HOLDRs Trust (cost $320,834)........................       3,500       310,450
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $28,548,934)..............                24,442,788
                                                                                                  ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENTS -- 13.7%                                  AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 2)..........................................  $  880,000       880,000
                       UBS Warburg LLC Joint Repurchase Agreement Account (Note
                         2)........................................................   3,000,000     3,000,000
                                                                                                  ------------
                       TOTAL REPURCHASE AGREEMENT (cost $3,880,000)................                 3,880,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $32,428,934)                 99.8%                                  28,322,788
                       Other assets less liabilities --      0.2                                       65,864
                                                           ------                                 ------------
                       NET ASSETS --                       100.0%                                 $28,388,652
                                                           ------                                 ============
                                                           ------

              -----------------------------

              + Non-income producing security
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    114

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO
    Davis Selected Advisers, L.P.       INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                       COMMON STOCK -- 87.4%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.0%
                       Leisure & Tourism -- 4.0%
                       Starwood Hotels & Resorts Worldwide, Inc. ..................     182,500   $  4,279,625
                                                                                                  -------------
                       REAL ESTATE -- 83.4%
                       Real Estate Companies -- 2.3%
                       Catellus Development Corp.+.................................     124,600      2,463,342
                       Real Estate Investment Trusts -- 81.1%
                       The Rouse Co. ..............................................      42,000      1,332,660
                       Alexandria Real Estate Equities, Inc. ......................      84,100      3,477,535
                       Archstone-Smith Trust.......................................      94,600      2,100,120
                       AvalonBay Communities, Inc. ................................      74,367      2,736,705
                       Boston Properties, Inc. ....................................     107,400      3,855,660
                       CarrAmerica Realty Corp. ...................................     129,200      3,102,092
                       CBL & Associates Properties, Inc. ..........................      98,900      3,802,705
                       CenterPoint Properties Corp. ...............................     179,000      9,889,750
                       Chelsea Property Group, Inc. ...............................     142,600      4,852,678
                       Corporate Office Properties Trust...........................      81,900      1,154,790
                       Developers Diversified Reality Corp. .......................     187,800      4,210,476
                       Duke Realty Corp. ..........................................     155,800      3,902,790
                       Equity Office Properties Trust..............................     125,333      3,000,472
                       Essex Property Trust, Inc. .................................      27,800      1,403,344
                       First Industrial Realty Trust, Inc. ........................     116,600      3,165,690
                       Forest City Enterprises, Inc. ..............................      26,800        888,420
                       General Growth Properties, Inc. ............................      59,600      2,950,200
                       Home Properties of New York, Inc. ..........................      84,600      2,765,574
                       JDN Realty Corp. ...........................................       1,904         21,744
                       Kimco Realty Corp. .........................................      80,450      2,526,130
                       Liberty Property Trust......................................     139,700      4,189,603
                       Parkway Properties, Inc. ...................................      38,600      1,316,260
                       Plum Creek Timber Co., Inc. ................................     140,600      3,067,892
                       ProLogis....................................................     222,800      5,536,580
                       Simon Property Group, Inc. .................................     136,100      4,450,470
                       United Dominion Realty Trust, Inc. .........................     259,800      4,154,202
                       Vornado Realty Trust........................................     100,294      3,460,143
                                                                                                  -------------
                                                                                                    89,778,027
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $93,469,731).......................                 94,057,652
                                                                                                  -------------

                       PREFERRED STOCK -- 10.4%
                       ----------------------------------------------------------------------------------------
                       REAL ESTATE -- 10.4%
                       Real Estate Investment Trusts -- 10.4%
                       Apartment Investment & Management Co., Series P 9.00%
                         (Convertible).............................................       1,200         30,492
                       CenterPoint Properties Corp., Series A 8.48%................      18,600        466,674
                       Equity Residential, Series C 9.13%..........................       4,300        118,250
                       Equity Residential, Series D 8.60%..........................      10,000        269,200
                       Equity Residential, Series E 7.00% (Convertible)............      13,600        370,600

                                                           ---------------------

                                       PREFERRED STOCK (CONTINUED)                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       General Growth Properties, Inc. 7.25% (Convertible).........     192,600   $  6,066,900
                       SL Green Realty Corp. 8.00% (Convertible)...................     121,400      3,845,345
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $9,759,562).....................                 11,167,461
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $103,229,293).............                105,225,113
                                                                                                  -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.0%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.25%, dated 01/31/03 to be repurchased
                         02/03/03 in the amount of $2,215,000 and collateralized by
                         $2,250,000 of Federal National Mortgage Assoc., bearing
                         interest at 7.00% due 05/01/32 having an approximate value
                         of $2,283,750 (cost $2,215,000)...........................  $2,215,000      2,215,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $105,444,293)                99.8%                                  107,440,113
                       Other assets less liabilities --      0.2                                       191,774
                                                           ------                                 -------------
                       NET ASSETS --                       100.0%                                 $107,631,887
                                                           ------                                 =============
                                                           ------

              -----------------------------

              +  Non-income producing security

              See Notes to Financial Statements

---------------------
    116

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO
    Franklin Advisory Services, LLC     INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 97.8%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 20.7%
                       Apparel & Textiles -- 6.6%
                       American Eagle Outfitters, Inc.+............................     3,600    $    59,076
                       Brown Shoe Co., Inc. .......................................     4,500        117,990
                       Men's Wearhouse, Inc.+......................................     4,400         61,644
                       Timberland Co., Class A+....................................     2,200         68,090
                       Tommy Hilfiger Corp.+.......................................    11,500         74,750
                       Automotive -- 4.7%
                       Action Performance Cos., Inc.+..............................     4,500         79,290
                       Monaco Coach Corp.+.........................................     4,500         56,250
                       Superior Industries International, Inc. ....................     2,400         99,288
                       Tower Automotive, Inc.+.....................................    10,500         36,645
                       Housing -- 5.6%
                       Clayton Homes, Inc. ........................................    10,000        122,500
                       La-Z-Boy, Inc. .............................................     3,800         77,064
                       Thomas Industries, Inc. ....................................     2,300         56,925
                       York International Corp. ...................................     2,900         68,904
                       Retail -- 3.8%
                       Dillard's, Inc., Class A....................................     3,500         52,500
                       Linens' N Things, Inc.+.....................................     3,900         90,909
                       Zale Corp.+.................................................     2,500         76,250
                                                                                                 ------------
                                                                                                   1,198,075
                                                                                                 ------------
                       CONSUMER STAPLES -- 5.6%
                       Food, Beverage & Tobacco -- 2.0%
                       Bunge, Ltd. ................................................     4,500        117,000
                       Household Products -- 3.6%
                       AptarGroup, Inc. ...........................................     3,200         91,776
                       Russ Berrie & Co., Inc. ....................................     3,700        118,141
                                                                                                 ------------
                                                                                                     326,917
                                                                                                 ------------
                       ENERGY -- 9.6%
                       Energy Services -- 8.1%
                       Atwood Oceanics, Inc.+......................................     2,600         72,020
                       CONSOL Energy, Inc. ........................................     6,700        103,716
                       Holly Corp. ................................................     4,200         87,570
                       Oil States International, Inc.+.............................     6,900         82,800
                       Rowan Cos., Inc. ...........................................     5,800        119,654
                       Energy Sources -- 1.5%
                       Lone Star Technologies, Inc.+...............................     6,000         89,100
                                                                                                 ------------
                                                                                                     554,860
                                                                                                 ------------
                       FINANCE -- 7.9%
                       Banks -- 1.1%
                       Hancock Holding Co. ........................................       400         18,336
                       Peoples Bancorp, Inc. ......................................     1,900         46,417

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 6.8%
                       American National Insurance Co. ............................     1,200    $   102,300
                       Arthur J. Gallagher & Co. ..................................     3,500         88,375
                       Harleysville Group, Inc. ...................................     3,400         86,190
                       Presidential Life Corp. ....................................     6,000         54,720
                       RLI Corp. ..................................................     1,700         46,954
                       StanCorp Financial Group, Inc. .............................       300         14,976
                                                                                                 ------------
                                                                                                     458,268
                                                                                                 ------------
                       HEALTHCARE -- 0.9%
                       Medical Products -- 0.9%
                       West Pharmaceutical Services, Inc. .........................     2,700         51,246
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 21.8%
                       Business Services -- 2.6%
                       ABM Industries, Inc. .......................................     5,400         82,134
                       Genlyte Group, Inc.+........................................     2,300         68,128
                       Electrical Equipment -- 1.6%
                       Mettler Toledo International, Inc.+.........................     3,100         94,488
                       Machinery -- 8.5%
                       Briggs & Stratton Corp.+....................................     2,000         82,520
                       CNH Global NV...............................................    22,500         70,875
                       Graco, Inc. ................................................     3,000         79,860
                       JLG Industries, Inc. .......................................     7,000         43,750
                       Mueller Industries, Inc.+...................................     2,800         71,260
                       Stewart & Stevenson Services, Inc. .........................     6,500         93,665
                       Teleflex, Inc. .............................................     1,200         49,356
                       Multi-Industry -- 1.5%
                       Roper Industries, Inc. .....................................     2,500         87,025
                       Transportation -- 7.6%
                       Airborne, Inc. .............................................     5,000         76,950
                       Offshore Logistics, Inc.+...................................     4,200         84,966
                       OMI Corp.+..................................................    16,000         72,480
                       Overseas Shipholding Group, Inc. ...........................     4,700         84,412
                       Teekay Shipping Corp. ......................................     3,000        117,030
                                                                                                 ------------
                                                                                                   1,258,899
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 6.8%
                       Leisure & Tourism -- 6.8%
                       Atlantic Coast Airlines Holdings, Inc.+.....................    12,000        120,000
                       Aztar Corp.+................................................     6,600         84,150
                       Dollar Thrifty Automotive Group, Inc.+......................     1,100         21,978
                       Intrawest Corp. ............................................     4,000         46,080
                       Midwest Express Holdings, Inc.+.............................     5,500         20,955
                       SkyWest, Inc. ..............................................     8,500         97,835
                                                                                                 ------------
                                                                                                     390,998
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 7.7%
                       Computers & Business Equipment -- 2.1%
                       Diebold, Inc. ..............................................     3,500        122,535
                       Computer Services -- 1.4%
                       Reynolds & Reynolds Co., Class A............................     3,300         82,104
                       Computer Software -- 1.1%
                       NetIQ Corp.+................................................     5,300         63,335

---------------------
    118

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Internet Content -- 2.4%
                       Avocent Corp.+..............................................     5,400    $   135,540
                       Telecommunications -- 0.7%
                       Cable Design Technologies Corp.+............................     7,500         42,225
                                                                                                 ------------
                                                                                                     445,739
                                                                                                 ------------
                       MATERIALS -- 11.7%
                       Chemicals -- 3.6%
                       Myers Industries, Inc. .....................................     6,300         65,016
                       Olin Corp. .................................................     4,200         67,704
                       RPM International, Inc. ....................................     6,900         75,417
                       Metals & Minerals -- 8.1%
                       Arch Coal, Inc. ............................................     4,500         77,670
                       CIRCOR International, Inc. .................................     2,900         45,965
                       Global Industries., Inc.+...................................    30,500        112,850
                       Reliance Steel & Aluminum Co. ..............................     4,000         75,600
                       Timken Co. .................................................     4,200         72,702
                       United States Steel Corp. ..................................     5,700         81,795
                                                                                                 ------------
                                                                                                     674,719
                                                                                                 ------------
                       UTILITIES -- 5.1%
                       Electric Utilities -- 3.1%
                       Northeast Utilities+........................................     4,400         63,140
                       Peabody Energy Corp. .......................................     4,600        117,530
                       Gas & Pipeline Utilities -- 2.0%
                       Tidewater, Inc. ............................................     2,700         78,570
                       Watts Industries, Inc., Class A.............................     2,700         37,638
                                                                                                 ------------
                                                                                                     296,878
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $6,027,251)...............                5,656,599
                                                                                                 ------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.6%                                  AMOUNT
                       --------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES -- 1.6%
                       Federal Home Loan Mtg. Disc. Notes 1.20% due 02/03/03
                         (cost $89,994)............................................  $ 90,000         89,994
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $6,117,245)                  99.4%                                  5,746,593
                       Other assets less liabilities --      0.6                                      35,558
                                                           ------                                ------------
                       NET ASSETS --                       100.0%                                $ 5,782,151
                                                           ------                                ============
                                                           ------

              -----------------------------

              +  Non-income producing security.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH
    PORTFOLIO
    Massachusetts Financial Services Company     INVESTMENT PORTFOLIO -- JANUARY
                                                                        31, 2003

                                          COMMON STOCK -- 96.3%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.1%
                       Apparel & Textiles -- 1.9%
                       Abercrombie & Fitch Co.+....................................      21,600   $    601,344
                       Talbots, Inc. ..............................................      86,300      2,242,937
                       Retail -- 6.2%
                       Cost Plus, Inc.+............................................       3,100         73,160
                       Family Dollar Stores, Inc. .................................      52,600      1,584,312
                       Linens' N Things, Inc.+.....................................      30,300        706,293
                       Nordstrom, Inc. ............................................      65,800      1,187,032
                       Office Depot, Inc.+.........................................     107,200      1,431,120
                       PetSmart, Inc.+.............................................     112,800      1,692,000
                       Tiffany & Co. ..............................................      76,900      1,787,925
                       TJX Cos., Inc. .............................................      53,400        980,424
                                                                                                  -------------
                                                                                                    12,286,547
                                                                                                  -------------
                       CONSUMER STAPLES -- 1.9%
                       Food, Beverage & Tobacco -- 1.9%
                       Hershey Foods Corp. ........................................      24,800      1,599,600
                       R.J. Reynolds Tobacco Holdings, Inc. .......................      29,600      1,253,856
                                                                                                  -------------
                                                                                                     2,853,456
                                                                                                  -------------
                       EDUCATION -- 0.7%
                       Education -- 0.7%
                       Apollo Group, Inc., Class A+................................      22,500      1,000,350
                                                                                                  -------------
                       ENERGY -- 2.8%
                       Energy Services -- 1.9%
                       BJ Services Co.+............................................      65,000      1,987,050
                       Noble Corp.+................................................      24,700        846,716
                       Energy Sources -- 0.9%
                       Cooper Cameron Corp.+.......................................      28,300      1,371,701
                                                                                                  -------------
                                                                                                     4,205,467
                                                                                                  -------------
                       FINANCE -- 7.7%
                       Banks -- 3.3%
                       Investors Financial Services Corp. .........................      76,000      2,122,680
                       New York Community Bancorp, Inc. ...........................      52,100      1,537,992
                       TCF Financial Corp. ........................................      29,900      1,303,640
                       Financial Services -- 1.0%
                       Lehman Brothers Holdings, Inc. .............................      28,900      1,575,917
                       Insurance -- 3.4%
                       ACE, Ltd. ..................................................      51,600      1,519,620
                       Arthur J. Gallagher & Co. ..................................      72,200      1,823,050
                       SAFECO Corp. ...............................................      29,800      1,068,330
                       Willis Group Holdings, Ltd.+................................      29,700        773,685
                                                                                                  -------------
                                                                                                    11,724,914
                                                                                                  -------------

---------------------
    120

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 21.0%
                       Drugs -- 4.0%
                       AmerisourceBergen Corp. ....................................       1,700   $     98,940
                       Celgene Corp.+..............................................      52,700      1,179,953
                       Mylan Laboratories, Inc. ...................................     128,400      3,430,848
                       Teva Pharmaceutical Industries, Ltd. ADR....................      35,500      1,363,200
                       Health Services -- 5.6%
                       Caremark Rx, Inc.+..........................................     187,500      3,675,000
                       First Health Group Corp.+...................................      44,500      1,044,905
                       Health Management Associates, Inc., Class A+................      58,500      1,083,420
                       IMS Health, Inc. ...........................................      67,400      1,135,690
                       Invitrogen Corp.+...........................................      52,200      1,537,812
                       Medical Products -- 11.4%
                       Biogen, Inc.+...............................................      61,900      2,367,675
                       CYTYC Corp.+................................................     196,500      2,279,400
                       DENTSPLY International, Inc. ...............................      68,800      2,310,304
                       Genzyme Corp.+..............................................      69,900      2,257,071
                       Guidant Corp.+..............................................      85,600      2,877,872
                       ICOS Corp.+.................................................      16,800        412,440
                       MedImmune, Inc.+............................................      82,500      2,457,675
                       Stryker Corp.+..............................................      15,400        927,696
                       Varian Medical Systems, Inc.+...............................      18,300        956,358
                       VISX, Inc.+.................................................      49,500        458,865
                                                                                                  -------------
                                                                                                    31,855,124
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 8.1%
                       Aerospace & Military Technology -- 0.6%
                       Alliant Techsystems, Inc.+..................................      16,100        875,196
                       Business Services -- 4.1%
                       ChoicePoint, Inc.+..........................................      44,100      1,587,600
                       Manpower, Inc. .............................................      34,200      1,186,056
                       Maxim Integrated Products, Inc.+............................      47,000      1,464,050
                       Weight Watchers International, Inc.+........................      50,000      2,077,500
                       Machinery -- 2.3%
                       ITT Industries, Inc. .......................................      29,100      1,634,256
                       Rockwell Automation, Inc. ..................................      78,500      1,809,425
                       Transportation -- 1.1%
                       Expeditors International of Washington, Inc. ...............      37,800      1,164,618
                       Swift Transportation Co., Inc.+.............................      29,200        467,200
                                                                                                  -------------
                                                                                                    12,265,901
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 21.2%
                       Broadcasting & Media -- 14.3%
                       E.W. Scripps Co., Class A...................................      22,300      1,828,154
                       EchoStar Communications Corp., Class A+.....................     147,120      3,817,764
                       Entercom Communications Corp.+..............................      21,500      1,050,060
                       Hearst-Argyle Television, Inc.+.............................      61,500      1,499,370
                       Lin TV Corp.+...............................................      17,240        420,139
                       Macrovision Corp.+..........................................       1,900         23,047
                       McGraw-Hill Cos., Inc. .....................................      57,500      3,405,150
                       Meredith Corp. .............................................      31,700      1,337,423
                       New York Times Co., Class A.................................      33,700      1,645,908
                       Tribune Co. ................................................      46,900      2,269,960
                       Univision Communications, Inc., Class A+....................      92,600      2,440,936
                       Westwood One, Inc.+.........................................      51,800      1,932,658

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Entertainment Products -- 0.5%
                       Mattel, Inc. ...............................................      41,500   $    830,000
                       Leisure & Tourism -- 6.4%
                       Brinker International, Inc.+................................      43,900      1,306,025
                       Cheesecake Factory, Inc.+...................................      13,100        416,580
                       Expedia, Inc.+..............................................      17,800      1,068,000
                       Hilton Hotels Corp. ........................................      90,900      1,064,439
                       Outback Steakhouse, Inc.+...................................      74,600      2,435,690
                       Starbucks Corp.+............................................      29,100        661,152
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      66,700      1,564,115
                       USA Interactive+............................................      55,900      1,230,359
                                                                                                  -------------
                                                                                                    32,246,929
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 24.4%
                       Communication Equipment -- 1.3%
                       American Tower Corp.+.......................................     269,610      1,369,619
                       RF Micro Devices, Inc.+.....................................      91,900        516,478
                       Computers & Business Equipment -- 2.4%
                       ASM Lithography Holdings NV+................................     118,900        952,389
                       VERITAS Software Corp.+.....................................     146,200      2,668,442
                       Computer Software -- 8.9%
                       BEA Systems, Inc.+..........................................     167,000      1,913,820
                       BISYS Group, Inc.+..........................................     163,800      2,588,040
                       DST Systems, Inc.+..........................................      46,500      1,530,780
                       Intuit, Inc.+...............................................      42,100      1,856,610
                       Mercury Interactive Corp.+..................................      22,500        799,875
                       Peoplesoft, Inc.+...........................................     129,600      2,512,944
                       SunGard Data Systems, Inc.+.................................     116,900      2,272,536
                       Electronics -- 8.4%
                       Analog Devices, Inc.+.......................................     104,800      2,507,864
                       Linear Technology Corp. ....................................      16,900        441,597
                       LSI Logic Corp.+............................................      80,300        354,123
                       Microchip Technology, Inc.+.................................      98,800      2,182,492
                       Millipore Corp.+............................................      79,800      2,578,338
                       Novellus Systems, Inc.+.....................................      73,000      2,149,850
                       Waters Corp.+...............................................      96,900      2,233,545
                       Xilinx, Inc.+...............................................      17,100        338,409
                       Internet Content -- 0.7%
                       Yahoo!, Inc.+...............................................      61,600      1,121,120
                       Internet Software -- 1.5%
                       Networks Associates, Inc.+..................................     110,100      1,681,227
                       Symantec Corp.+.............................................      11,700        546,156
                       Software -- 0.2%
                       Cadence Design Systems, Inc.+...............................      33,400        331,328
                       Telecommunications -- 1.0%
                       Advanced Fibre Communications, Inc.+........................      70,970      1,198,683
                       Comverse Technology, Inc.+..................................      36,900        351,288
                                                                                                  -------------
                                                                                                    36,997,553
                                                                                                  -------------

---------------------
    122

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS -- 0.4%
                       Forest Products -- 0.4%
                       Smurfit Stone Container Corp.+..............................      45,300   $    639,636
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $150,951,705)......................                146,075,877
                                                                                                  -------------

                       PREFERRED STOCK -- 0.5%
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.5%
                       Automotive -- 0.5%
                       Porsche AG (cost $858,803)..................................       2,129        857,415
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $151,810,508).............                146,933,292
                                                                                                  -------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.5%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES -- 2.5%
                       Federal Home Loan Bank Cons. Disc. Note 0.01% due 02/03/03
                         (cost $3,746,752).........................................  $3,747,000      3,746,752
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $155,557,260)                 99.3%                                 150,680,044
                       Other assets less liabilities --      0.7                                     1,042,890
                                                            ------                                -------------
                       NET ASSETS --                        100.0%                                $151,722,934
                                                            ------                                =============
                                                            ------

              -----------------------------
              + Non-income producing security

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                          COMMON STOCK -- 96.0%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.3%
                       Apparel & Textiles -- 2.9%
                       Coach, Inc.+................................................      46,600   $  1,488,870
                       Gymboree Corp.+.............................................     123,800      1,765,388
                       Too, Inc.+..................................................      85,200      1,418,580
                       Automotive -- 0.6%
                       American Axle & Manufacturing Holdings, Inc.+...............      41,600      1,047,072
                       Retail -- 1.8%
                       Williams-Sonoma, Inc.+......................................      67,100      1,588,257
                       Yankee Candle, Inc.+........................................      84,200      1,366,566
                                                                                                  -------------
                                                                                                     8,674,733
                                                                                                  -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.5%
                       Ruby Tuesday, Inc. .........................................      44,100        833,490
                                                                                                  -------------
                       EDUCATION -- 2.2%
                       Education -- 2.2%
                       Apollo Group, Inc., Class A+................................      70,500      3,134,430
                       Career Education Corp.+.....................................      11,600        544,040
                                                                                                  -------------
                                                                                                     3,678,470
                                                                                                  -------------
                       ENERGY -- 8.2%
                       Energy Services -- 5.8%
                       BJ Services Co.+............................................      56,200      1,718,034
                       GlobalSantaFe Corp. ........................................      51,700      1,123,441
                       Nabors Industries, Ltd.+....................................      79,200      2,918,520
                       Patterson-UTI Energy, Inc. .................................     123,100      3,755,781
                       Energy Sources -- 2.4%
                       Apache Corp. ...............................................      33,100      2,065,771
                       EOG Resources, Inc. ........................................      46,800      1,813,968
                                                                                                  -------------
                                                                                                    13,395,515
                                                                                                  -------------
                       FINANCE -- 8.3%
                       Banks -- 3.6%
                       Hibernia Corp., Class A.....................................     141,400      2,637,110
                       Wachovia Corp. .............................................      89,000      3,201,330
                       Financial Services -- 4.7%
                       Charles Schwab Corp. .......................................     246,600      2,273,652
                       Lehman Brothers Holdings, Inc. .............................      43,000      2,344,790
                       SLM Corp. ..................................................      29,600      3,144,408
                                                                                                  -------------
                                                                                                    13,601,290
                                                                                                  -------------

---------------------
    124

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 11.4%
                       Drugs -- 5.8%
                       Amgen, Inc.+................................................      48,900   $  2,491,944
                       Barr Labs, Inc.+............................................      24,300      1,920,915
                       Mylan Laboratories, Inc. ...................................      55,200      1,474,944
                       Teva Pharmaceutical Industries, Ltd. ADR....................      94,000      3,609,600
                       Health Services -- 1.0%
                       Neurocrine Biosciences, Inc. ...............................      38,500      1,669,745
                       Medical Products -- 4.6%
                       Boston Scientific Corp.+....................................      84,700      3,426,115
                       IDEC Pharmaceuticals Corp.+.................................      37,900      1,216,211
                       MedImmune, Inc.+............................................      95,000      2,830,050
                                                                                                  -------------
                                                                                                    18,639,524
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 20.1%
                       Aerospace & Military Technology -- 3.2%
                       Northrop Grumman Corp. .....................................      19,700      1,800,777
                       Raytheon Co. ...............................................      68,900      2,073,201
                       Verdian Corp.+..............................................      63,000      1,329,300
                       Business Services -- 9.9%
                       Concord EFS, Inc.+..........................................      48,200        706,612
                       Kroll, Inc. ................................................      75,000      1,427,250
                       Paychex, Inc. ..............................................      38,450        968,171
                       Republic Services, Inc.+....................................      87,200      1,785,856
                       Stericycle, Inc.+...........................................      38,900      1,318,321
                       Waste Connections, Inc.+....................................     145,900      5,070,025
                       Waste Management, Inc. .....................................      95,200      2,188,648
                       Weight Watchers International, Inc.+........................      65,000      2,700,750
                       Machinery -- 2.2%
                       A.O. Smith Corp. ...........................................     137,400      3,571,026
                       Transportation -- 4.8%
                       Arkansas Best Corp.+........................................      64,000      1,549,440
                       Heartland Express, Inc.+....................................     123,193      2,147,254
                       Hunt (JB) Transport Services., Inc. ........................      71,700      1,981,071
                       Roadway Express, Inc. Delaware..............................      63,500      2,186,940
                                                                                                  -------------
                                                                                                    32,804,642
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 13.7%
                       Broadcasting & Media -- 10.8%
                       Clear Channel Communications, Inc.+.........................      59,810      2,397,185
                       EchoStar Communications Corp., Class A+.....................     114,700      2,976,465
                       Fox Entertainment Group, Inc., Class A+.....................     105,700      2,920,491
                       Lin TV Corp. ...............................................      46,100      1,123,457
                       Martha Stewart Living Omnimedia, Inc., Class A+.............      80,300        750,805
                       New York Times Co., Class A.................................      44,000      2,148,960
                       Radio One, Inc.+............................................     164,200      2,508,976
                       Westwood One, Inc.+.........................................      76,700      2,861,677
                       Leisure & Tourism -- 2.9%
                       Applebee's International, Inc. !............................      33,600        873,600
                       Atlantic Coast Airlines Holdings, Inc.+.....................      26,900        269,000
                       JetBlue Airways Corp. ......................................     115,500      3,268,650
                       SkyWest, Inc. ..............................................      25,700        295,807
                                                                                                  -------------
                                                                                                    22,395,073
                                                                                                  -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 25.2%
                       Communication Equipment -- 2.3%
                       Foundry Networks, Inc.+.....................................     124,600   $  1,034,180
                       QUALCOMM, Inc.+.............................................      71,400      2,688,924
                       Computer Services -- 1.2%
                       Netscreen Technologies Insurance+...........................     101,300      1,994,597
                       Computer Software -- 9.7%
                       Affiliated Computer Services, Inc., Class A+................      82,000      4,446,040
                       Business Objects SA ADR.....................................     156,200      2,507,010
                       CACI International, Inc., Class A+..........................      65,300      2,453,974
                       Cognos, Inc.+...............................................      77,200      1,759,388
                       Intuit, Inc.+...............................................      54,000      2,381,400
                       J.D. Edwards & Co.+.........................................     182,000      2,280,460
                       Electronics -- 6.7%
                       Agilent Technologies, Inc.+.................................     153,000      2,521,440
                       ATMI, Inc.+.................................................     102,800      1,826,756
                       Broadcom Corp., Class A+....................................      97,100      1,314,734
                       Marvell Technology Group, Ltd. .............................     116,700      2,132,109
                       Novellus Systems, Inc.+.....................................      81,000      2,385,450
                       TriQuint Semiconductor, Inc.+...............................     243,400        793,484
                       Internet Content -- 2.6%
                       Yahoo!, Inc.+...............................................     235,200      4,280,640
                       Telecommunications -- 2.7%
                       ALLTEL Corp. ...............................................      52,000      2,437,240
                       Verizon Communications, Inc. ...............................      51,000      1,952,280
                                                                                                  -------------
                                                                                                    41,190,106
                                                                                                  -------------
                       MATERIALS -- 1.1%
                       Chemicals -- 1.1%
                       Georgia Gulf Corp. .........................................      76,500      1,801,575
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $167,651,730).............                157,014,418
                                                                                                  -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENTS -- 4.3%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 2)..........................................  $1,766,000      1,766,000
                       UBS AG Joint Repurchase Agreement Account (Note 2)..........   5,300,000      5,300,000
                                                                                                  -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $7,066,000)...............                  7,066,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $174,717,730)               100.3%                                  164,080,418
                       Liabilities in excess of other
                       assets --                                   (0.3)                              (452,561)
                                                           ------                                 -------------
                       NET ASSETS --                       100.0%                                 $163,627,857
                                                           ------                                 =============
                                                           ------

              -----------------------------

              + Non-income producing security
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    126

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO
    AIG SunAmerica Asset Management Corp.    INVESTMENT PORTFOLIO -- JANUARY 31,
                                                                            2003

                                          COMMON STOCK -- 90.0%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%
                       Apparel & Textiles -- 2.2%
                       Abercrombie & Fitch Co.+....................................       6,900   $   192,096
                       Talbots, Inc. ..............................................       6,100       158,539
                                                                                                  ------------
                                                                                                      350,635
                                                                                                  ------------
                       ENERGY -- 11.9%
                       Energy Services -- 11.9%
                       ENSCO International, Inc. ..................................       8,200       220,908
                       GlobalSantaFe Corp. ........................................      21,500       467,195
                       Nabors Industries, Ltd.+....................................      12,300       453,255
                       Patterson-UTI Energy, Inc. .................................      12,500       381,375
                       Pride International, Inc.+..................................      26,100       365,400
                                                                                                  ------------
                                                                                                    1,888,133
                                                                                                  ------------
                       FINANCE -- 9.0%
                       Banks -- 2.9%
                       Commerce Bancorp, Inc. .....................................       6,100       267,729
                       North Fork Bancorp, Inc. ...................................       6,100       197,823
                       Insurance -- 6.1%
                       Montpelier Re Holdings, Ltd. ...............................       5,500       141,350
                       Platinum Underwriters Holdings, Ltd. .......................       9,700       239,105
                       SAFECO Corp. ...............................................       8,600       308,310
                       St. Paul Cos., Inc. ........................................       8,600       280,704
                                                                                                  ------------
                                                                                                    1,435,021
                                                                                                  ------------
                       HEALTHCARE -- 27.2%
                       Drugs -- 10.1%
                       Accredo Health, Inc. .......................................       5,000       187,550
                       Allergan, Inc. .............................................       2,500       151,675
                       Amgen, Inc.+................................................       4,300       219,128
                       Cell Therapeutics, Inc.+....................................       6,100        39,650
                       Cephalon, Inc.+.............................................       2,000        93,060
                       Forest Laboratories, Inc.+..................................      12,800       662,400
                       NPS Pharmaceuticals, Inc.+..................................       7,400       164,872
                       OSI Pharmaceuticals, Inc.+..................................       6,100        92,897
                       Health Services -- 7.0%
                       Caremark Rx, Inc.+..........................................       3,000        58,800
                       Cerner Corp.+...............................................       5,000       184,345
                       HCA, Inc. ..................................................       5,000       213,700
                       Neurocrine Biosciences, Inc. ...............................       6,100       264,557
                       Odyssey Healthcare, Inc. ...................................       2,500        86,000
                       Scios, Inc. ................................................       5,000       164,000
                       Triad Hospitals, Inc. ......................................       5,000       139,000

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 10.1%
                       Alcon, Inc.+................................................       6,100   $   234,240
                       Charles River Laboratories International, Inc.+.............       9,100       270,998
                       IDEC Pharmaceuticals Corp.+.................................       9,500       304,855
                       Integra LifeSciences Holdings+..............................      31,700       522,416
                       Medicines Co. ..............................................       9,600       157,632
                       Quinton Cardiology Systems, Inc.+...........................      20,100       110,550
                                                                                                  ------------
                                                                                                    4,322,325
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 1.8%
                       Business Services -- 0.8%
                       Valassis Communications, Inc.+..............................       5,400       125,604
                       Transportation -- 1.0%
                       C.H. Robinson Worldwide, Inc. ..............................       5,400       151,308
                                                                                                  ------------
                                                                                                      276,912
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 6.1%
                       Broadcasting & Media -- 4.4%
                       EchoStar Communications Corp., Class A+.....................      26,800       695,460
                       Leisure & Tourism -- 1.7%
                       JetBlue Airways Corp. ......................................       9,600       271,680
                                                                                                  ------------
                                                                                                      967,140
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 31.1%
                       Communication Equipment -- 2.0%
                       Network Appliance, Inc.+....................................      29,700       321,057
                       Computer Software -- 6.8%
                       BEA Systems, Inc.+..........................................      22,900       262,434
                       Citrix Systems, Inc.+.......................................      32,900       454,020
                       FutureLink Corp.+...........................................       1,057             0
                       MicroStrategy, Inc. ........................................      12,200       253,516
                       Siebel Systems, Inc.+.......................................      13,400       112,024
                       Electronics -- 19.9%
                       02Micro International, Ltd. ................................      10,700        97,049
                       Altera Corp.+...............................................      36,500       400,770
                       Analog Devices, Inc.+.......................................      12,200       291,946
                       Cypress Semiconductor Corp.+................................      20,000       105,000
                       Genesis Microchip, Inc. ....................................      16,100       231,357
                       Intersil Corp.+.............................................      24,300       352,350
                       Lam Research Corp.+.........................................      42,600       497,994
                       LSI Logic Corp.+............................................      30,400       134,064
                       Omnivision Technologies, Inc. ..............................      16,100       219,443
                       PMC-Sierra, Inc.+...........................................      21,400       117,700
                       Xilinx, Inc.+...............................................      36,000       712,440
                       Internet Software -- 2.4%
                       Networks Associates, Inc.+..................................      11,500       175,605
                       Symantec Corp.+.............................................       4,300       200,724
                                                                                                  ------------
                                                                                                    4,939,493
                                                                                                  ------------
                       MATERIALS -- 0.7%
                       Metals & Minerals -- 0.7%
                       Worthington Industries, Inc. ...............................       7,200       109,224
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $15,855,726)..............                14,288,883
                                                                                                  ------------

---------------------
    128

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 11.0%                                   AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 2) (cost $1,742,000)........................  $1,742,000   $ 1,742,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $17,597,726)                101.0%                                  16,030,883
                       Liabilities in excess of other
                       assets --                                    (1.0)                            (158,312)
                                                           ------                                 ------------
                       NET ASSETS --                       100.0%                                 $15,872,571
                                                           ------                                 ============
                                                           ------

              -----------------------------

              +  Non-income producing security

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MARSICO GROWTH PORTFOLIO
    Marsico Capital Management, LLC     INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 95.8%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.4%
                       Automotive -- 1.5%
                       Harley-Davidson, Inc. ......................................      22,230   $   928,769
                       Housing -- 1.7%
                       Lennar Corp.+...............................................      20,508     1,104,561
                       Retail -- 5.2%
                       Lowe's Cos., Inc. ..........................................      24,258       829,138
                       Tiffany & Co. ..............................................      36,450       847,463
                       Wal-Mart Stores, Inc. ......................................      33,726     1,612,103
                                                                                                  ------------
                                                                                                    5,322,034
                                                                                                  ------------
                       CONSUMER STAPLES -- 3.5%
                       Food, Beverage & Tobacco -- 0.5%
                       Anheuser-Busch Cos., Inc. ..................................       6,640       315,201
                       Household Products -- 3.0%
                       Procter & Gamble Co. .......................................      22,028     1,884,936
                                                                                                  ------------
                                                                                                    2,200,137
                                                                                                  ------------
                       FINANCE -- 19.0%
                       Financial Services -- 19.0%
                       Citigroup, Inc. ............................................      75,788     2,605,591
                       Fannie Mae..................................................      30,580     1,978,526
                       J.P. Morgan Chase & Co. ....................................      99,146     2,314,068
                       Lehman Brothers Holdings, Inc. .............................      12,166       663,412
                       SLM Corp. ..................................................      41,728     4,432,766
                                                                                                  ------------
                                                                                                   11,994,363
                                                                                                  ------------
                       HEALTHCARE -- 29.4%
                       Drugs -- 3.5%
                       Amgen, Inc.+................................................      43,216     2,202,287
                       Health Services -- 14.2%
                       HCA, Inc. ..................................................      40,542     1,732,765
                       Quest Diagnostics, Inc.+....................................      45,044     2,422,467
                       UnitedHealth Group, Inc. ...................................      54,859     4,822,106
                       Medical Products -- 11.7%
                       Genentech, Inc.+............................................      52,481     1,928,152
                       IDEC Pharmaceuticals Corp.+.................................      36,402     1,168,140
                       Johnson & Johnson...........................................      30,422     1,630,923
                       Medtronic, Inc. ............................................      28,426     1,276,896
                       Zimmer Holdings, Inc.+......................................      32,828     1,345,948
                                                                                                  ------------
                                                                                                   18,529,684
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 5.4%
                       Aerospace & Military Technology -- 3.2%
                       General Dynamics Corp. .....................................      12,964       857,439
                       Lockheed Martin Corp. ......................................      22,478     1,147,502

---------------------
    130

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 2.2%
                       FedEx Corp. ................................................      26,954   $ 1,417,780
                                                                                                  ------------
                                                                                                    3,422,721
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 7.8%
                       Broadcasting & Media -- 6.3%
                       Clear Channel Communications, Inc.+.........................      49,872     1,998,870
                       Viacom, Inc., Class B+......................................      50,630     1,951,786
                       Leisure & Tourism -- 1.5%
                       Four Seasons Hotels, Inc. ..................................      15,246       404,171
                       MGM Mirage, Inc.+...........................................      20,388       534,166
                                                                                                  ------------
                                                                                                    4,888,993
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 22.3%
                       Communication Equipment -- 2.8%
                       QUALCOMM, Inc.+.............................................      46,076     1,735,222
                       Computers & Business Equipment -- 4.0%
                       Dell Computer Corp.+........................................      62,870     1,500,078
                       Hewlett-Packard Co. ........................................      59,809     1,041,275
                       Computer Software -- 7.4%
                       Electronic Arts, Inc.+......................................      35,974     1,863,813
                       Intuit, Inc.+...............................................      20,614       909,077
                       Microsoft Corp.+............................................      39,799     1,888,861
                       Internet Content -- 1.6%
                       eBay, Inc.+.................................................      12,976       975,276
                       Telecommunications -- 6.5%
                       Cisco Systems, Inc.+........................................     173,628     2,321,407
                       Nextel Communications, Inc., Class A+.......................     142,500     1,798,350
                                                                                                  ------------
                                                                                                   14,033,359
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $62,353,149).......................                60,391,291
                                                                                                  ------------

                       PREFERRED STOCK -- 1.0%
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.0%
                       Automotive -- 1.0%
                       Porsche AG (cost $720,465)..................................       1,542       621,011
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $63,073,614)..............                61,012,302
                                                                                                  ------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 5.6%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.6%
                       Student Loan Marketing Discount Note 1.19% due 2/3/03
                         (cost $3,499,769).........................................  $3,500,000   $ 3,499,769
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $66,573,383)                102.4%                                  64,512,071
                       Liabilities in excess of other
                       assets --                                    (2.4)                          (1,492,356)
                                                           ------                                 ------------
                       NET ASSETS --                       100.0%                                 $63,019,715
                                                           ------                                 ============
                                                           ------

              -----------------------------

              + Non-income producing security.

              See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO
    Morgan Stanley Investment Management, Inc. (dba Van Kampen)       INVESTMENT
                                                   PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 96.9%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Retail -- 0.6%
                       CDW Computer Centers, Inc.+.................................     3,550    $   156,520
                                                                                                 ------------
                       EDUCATION -- 1.0%
                       Education -- 1.0%
                       Apollo Group, Inc., Class A+................................     6,670        296,548
                                                                                                 ------------
                       HEALTHCARE -- 8.7%
                       Drugs -- 5.1%
                       Amgen, Inc.+................................................    17,186        875,799
                       Amylin Pharmaceuticals, Inc. ...............................     4,200         71,988
                       Celgene Corp.+..............................................    10,350        231,736
                       Gilead Sciences, Inc.+......................................     6,175        215,508
                       NPS Pharmaceuticals, Inc.+..................................     1,200         26,736
                       Teva Pharmaceutical Industries, Ltd. ADR....................       900         34,560
                       Medical Products -- 3.6%
                       Bruker Daltonics, Inc.+.....................................    37,824        149,405
                       Exelixis, Inc.+.............................................    24,449        157,940
                       IDEC Pharmaceuticals Corp.+.................................     6,200        198,958
                       MedImmune, Inc.+............................................     5,025        149,695
                       Regeneron Pharmaceuticals, Inc.+............................    10,600        198,538
                       Telik, Inc. ................................................    14,800        166,648
                                                                                                 ------------
                                                                                                   2,477,511
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 1.9%
                       Business Services -- 1.9%
                       Concord EFS, Inc.+..........................................     5,575         81,729
                       Maxim Integrated Products, Inc.+............................    15,000        467,250
                                                                                                 ------------
                                                                                                     548,979
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 0.6%
                       Broadcasting & Media -- 0.6%
                       Comcast Corp., Class A......................................     3,400         90,542
                       Radio One, Inc.+............................................     5,200         79,456
                                                                                                 ------------
                                                                                                     169,998
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 84.1%
                       Communication Equipment -- 7.0%
                       Motorola, Inc. .............................................    24,025        191,720
                       Network Appliance, Inc.+....................................    39,525        427,265
                       QUALCOMM, Inc.+.............................................    36,349      1,368,903
                       Computers & Business Equipment -- 7.9%
                       Dell Computer Corp.+........................................    32,025        764,117
                       EMC Corp.+..................................................    50,150        386,155
                       Hewlett-Packard Co. ........................................    31,200        543,192
                       SanDisk Corp.+..............................................     8,700        132,692
                       VERITAS Software Corp.+.....................................    24,024        438,486

---------------------
    132

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 2.9%
                       Affiliated Computer Services, Inc., Class A+................     3,200    $   173,504
                       BEA Systems, Inc.+..........................................    30,099        344,935
                       BISYS Group, Inc.+..........................................     5,125         80,975
                       Hyperion Solutions Corp.+...................................     2,100         58,229
                       SunGard Data Systems, Inc. .................................     8,250        160,380
                       Computer Software -- 22.6%
                       Adobe Systems, Inc. ........................................    12,074        318,995
                       Computer Associates International, Inc. ....................    14,950        199,882
                       Electronic Arts, Inc.+......................................     1,200         62,172
                       Informatica Corp.+..........................................    49,035        342,264
                       Intuit, Inc.+...............................................     8,024        353,858
                       McDATA Corp., Class A+......................................    17,925        141,428
                       Mercury Interactive Corp.+..................................    10,624        377,683
                       Micromuse, Inc.+............................................    20,900        121,429
                       Microsoft Corp.+............................................    54,999      2,610,253
                       Oracle Corp.+...............................................    92,399      1,111,560
                       Peoplesoft, Inc.+...........................................    14,300        277,277
                       Quest Software, Inc.+.......................................    23,224        235,491
                       SAP AG ADR..................................................    12,450        292,575
                       Electronic Components -- 20.7%
                       Altera Corp.+...............................................    36,150        396,927
                       Broadcom Corp., Class A+....................................     8,849        119,815
                       Cymer, Inc. ................................................     4,350        134,459
                       Emulex Corp.+...............................................    19,898        416,465
                       Intel Corp. ................................................   117,950      1,847,097
                       Intersil Corp.+.............................................    28,275        409,987
                       Kopin Corp.+................................................    22,480         93,989
                       Linear Technology Corp. ....................................    15,300        399,789
                       Marvell Technology Group, Ltd. .............................    15,825        289,123
                       Micrel, Inc.+...............................................    17,074        142,226
                       Microchip Technology, Inc.+.................................     6,600        145,794
                       QLogic Corp.+...............................................    11,700        389,376
                       Skyworks Solutions, Inc.+...................................    24,480        170,381
                       STMicroelectronics NV.......................................     6,850        125,766
                       Texas Instruments, Inc. ....................................    21,000        333,900
                       TriQuint Semiconductor, Inc.+...............................    17,699         57,699
                       Xilinx, Inc.+...............................................    20,850        412,621
                       Electronics Equipment -- 6.3%
                       Advanced Micro Devices, Inc.+...............................    30,775        161,261
                       Amphenol Corp. .............................................     3,100        126,325
                       Analog Devices, Inc.+.......................................    14,875        355,959
                       Applied Materials, Inc.+....................................    32,175        385,135
                       Jabil Circuit, Inc.+........................................     8,750        136,588
                       KLA-Tencor Corp.+...........................................     6,125        199,920
                       Novellus Systems, Inc.+.....................................    14,400        424,080
                       Internet Content -- 0.7%
                       Yahoo!, Inc.+...............................................    11,150        202,930

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Internet Software -- 7.0%
                       Internet Security Systems, Inc.+............................    11,100    $   144,189
                       Networks Associates, Inc.+..................................    32,775        500,474
                       Symantec Corp.+.............................................    11,400        532,152
                       TIBCO Software, Inc.+.......................................    54,074        303,355
                       VeriSign, Inc.+.............................................    25,125        207,281
                       Vignette Corp.+.............................................   190,224        298,652
                       Telecommunications -- 9.0%
                       AT&T Wireless Services, Inc.+...............................    69,575        422,320
                       Cisco Systems, Inc.+........................................   106,849      1,428,571
                       Extreme Networks, Inc.+.....................................    27,125        110,941
                       Finisar Corp.+..............................................    79,474        103,316
                       Lucent Technologies, Inc. ..................................    82,400        153,264
                       Nextel Communications, Inc., Class A+.......................    18,925        238,834
                       Nortel Networks Corp. ......................................    40,400         95,748
                                                                                                 ------------
                                                                                                  23,932,129
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $32,253,488)..............               27,581,685
                                                                                                 ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.3%                                   AMOUNT
                       --------------------------------------------------------------------------------------
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.60%, dated 1/31/03 to be repurchased
                         02/03/03 in the amount of $651,033 and collateralized by
                         $450,000 of United States Treasury Bonds, bearing interest at 8.75% due 05/15/20 having an approximate value of
                         $665,656
                         (cost $651,000)...........................................  $651,000        651,000
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $32,904,488)                 99.2%                                 28,232,685
                       Other assets less liabilities --      0.8                                     227,272
                                                           ------                                ------------
                       NET ASSETS --                       100.0%                                $28,459,957
                                                           ------                                ============
                                                           ------

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    134

---------------------

    SUNAMERICA SERIES TRUST
    SMALL & MID CAP VALUE PORTFOLIO
    Alliance Capital Management L.P.    INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                            COMMON STOCK 88.0%                        SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 17.0%
                       Apparel & Textiles -- 1.3%
                       Jones Apparel Group, Inc.+..................................     3,100    $  101,308
                       Automotive -- 7.4%
                       ArvinMeritor, Inc. .........................................     3,000        50,970
                       AutoNation, Inc.+...........................................     9,900       117,810
                       BorgWarner, Inc. ...........................................     1,950       104,422
                       Dana Corp. .................................................     4,350        46,850
                       Group 1 Automotive, Inc.+...................................     4,800       119,328
                       Modine Manufacturing Co. ...................................     4,300        69,660
                       PACCAR, Inc.................................................     2,000        86,640
                       Housing -- 7.1%
                       Centex Corp. ...............................................     2,400       127,008
                       KB Home Corp. ..............................................     2,750       122,952
                       Pulte Homes, Inc. ..........................................     1,500        74,970
                       Standard Pacific Corp. .....................................     4,700       118,675
                       Texas Industries, Inc. .....................................     5,400       121,500
                       Retail -- 1.2%
                       Federated Department Stores, Inc.+..........................     3,700        96,274
                                                                                                 -----------
                                                                                                  1,358,367
                                                                                                 -----------
                       CONSUMER STAPLES -- 2.6%
                       Food, Beverage & Tobacco -- 2.6%
                       Corn Products International, Inc. ..........................     4,000       119,800
                       Smithfield Foods, Inc.+.....................................     4,725        85,428
                                                                                                 -----------
                                                                                                    205,228
                                                                                                 -----------
                       ENERGY -- 10.8%
                       Energy Services -- 8.2%
                       Amerada Hess Corp. .........................................     1,800        84,960
                       Constellation Energy Group, Inc. ...........................     2,675        73,964
                       PNM Resources, Inc. ........................................     5,700       120,327
                       Puget Energy, Inc. .........................................     6,100       120,780
                       SEACOR SMIT, Inc.+..........................................     3,100       123,163
                       Sierra Pacific Resources+...................................     3,600        16,704
                       WPS Resources Corp. ........................................     2,900       110,403
                       Energy Sources -- 2.6%
                       Kerr-McGee Corp.+...........................................     2,050        85,628
                       Valero Energy Corp. ........................................     3,600       123,804
                                                                                                 -----------
                                                                                                    859,733
                                                                                                 -----------
                       FINANCE -- 12.0%
                       Banks -- 10.4%
                       Sovereign Bancorp, Inc. ....................................     8,000       108,960
                       Commercial Federal Corp. ...................................     4,175        97,486
                       Hibernia Corp., Class A.....................................     5,200        96,980
                       Huntington Bancshares, Inc. ................................     4,600        87,262
                       Popular, Inc. ..............................................     2,000        67,340
                       Silicon Valley Bancshares+..................................     7,200       124,200
                       UnionBanCal Corp. ..........................................     2,650       110,770

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Washington Federal, Inc. ...................................     3,400    $   82,960
                       Whitney Holding Corp. ......................................     1,650        54,269
                       Financial Services -- 1.6%
                       Fidelity National Financial, Inc. ..........................     3,900       131,508
                                                                                                 -----------
                                                                                                    961,735
                                                                                                 -----------
                       HEALTHCARE -- 0.5%
                       Health Services -- 0.5%
                       Health Net, Inc.+...........................................     1,600        43,104
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 15.1%
                       Business Services -- 3.5%
                       Deluxe Corp. ...............................................     2,320        93,357
                       Hughes Supply, Inc. ........................................     4,750       117,895
                       Tech Data Corp.+............................................     2,800        69,916
                       Electrical Equipment -- 1.5%
                       KEMET Corp.+................................................    15,400       117,040
                       Machinery -- 10.1%
                       Cooper Industries, Ltd., Class A............................     3,625       128,434
                       Eaton Corp. ................................................     1,200        85,296
                       Harsco Corp. ...............................................     3,800       108,984
                       Kennametal, Inc. ...........................................     3,200       101,312
                       Lincoln Electric Holdings, Inc. ............................     4,400        97,768
                       Mueller Industries, Inc.+...................................     3,150        80,167
                       Parker-Hannifin Corp. ......................................     2,000        80,620
                       Terex Corp.+................................................    10,900       123,061
                                                                                                 -----------
                                                                                                  1,203,850
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 3.7%
                       Broadcasting & Media -- 1.5%
                       Readers Digest Assoc., Inc., Class A........................     9,200       118,496
                       Leisure & Tourism -- 2.2%
                       Brunswick Corp. ............................................     4,500        87,615
                       Park Place Entertainment Corp.+.............................    12,100        91,355
                                                                                                 -----------
                                                                                                    297,466
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 7.6%
                       Computer Software -- 1.4%
                       Adaptec, Inc.+..............................................    18,450       109,224
                       Electronics -- 0.5%
                       Solectron Corp.+............................................    11,600        41,644
                       Telecommunications -- 5.7%
                       ADC Telecommunications, Inc.+...............................    52,900       121,670
                       Andrew Corp.+...............................................    13,100       121,044
                       Nortel Networks Corp.+......................................    60,200       142,674
                       Qwest Communications International, Inc.+...................    16,100        72,772
                                                                                                 -----------
                                                                                                    609,028
                                                                                                 -----------

---------------------
    136

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       MATERIALS -- 7.0%
                       Chemicals -- 4.3%
                       Crompton Corp. .............................................    19,000    $  117,420
                       Cytec Industries, Inc.+.....................................     4,300       125,431
                       FMC Corp.+..................................................     4,800        95,904
                       Forest Products -- 1.2%
                       MeadWestvaco Corp. .........................................     4,000        96,200
                       Metals & Minerals -- 1.5%
                       Reliance Steel & Aluminum Co. ..............................     6,500       122,850
                                                                                                 -----------
                                                                                                    557,805
                                                                                                 -----------
                       REAL ESTATE -- 6.5%
                       Real Estate Investment Trusts -- 6.5%
                       Arden Realty Group, Inc. ...................................     5,425       114,250
                       AvalonBay Communities, Inc. ................................     2,650        97,520
                       FelCor Lodging Trust, Inc. .................................     4,050        42,323
                       Mack-Cali Realty Corp. .....................................     4,600       131,100
                       Post Properties, Inc. ......................................     5,500       134,695
                                                                                                 -----------
                                                                                                    519,888
                                                                                                 -----------
                       UTILITIES -- 5.2%
                       Electric Utilities -- 5.2%
                       Northeast Utilities+........................................     9,250       132,738
                       OGE Energy Corp. ...........................................     5,425        92,713
                       Peabody Energy Corp. .......................................     4,100       104,755
                       Reliant Resources, Inc.+....................................    20,800        84,864
                                                                                                 -----------
                                                                                                    415,070
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,105,473)...............               7,031,274
                                                                                                 -----------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 11.3%                                 AMOUNT
                       -------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 11.3%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.1%
                         due 02/03/03
                         (cost $903,000)...........................................  $903,000       903,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $8,008,473)                  99.3%                                 7,934,274
                       Other assets less liabilities --      0.7                                     58,644
                                                           ------                                -----------
                       NET ASSETS --                       100.0%                                $7,992,918
                                                           ------                                ===========
                                                           ------

              -----------------------------

              +  Non-income producing security.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH & INCOME
    PORTFOLIO
    Putnam Investment Management, LLC   INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 98.4%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.2%
                       Brambles Industries, Ltd. (Industrial & Commercial).........     835,058   $  2,242,151
                       Qantas Airways, Ltd. (Information & Entertainment)..........     525,721      1,152,683
                       Westpac Banking Corp., Ltd. (Finance).......................     109,712        910,109
                                                                                                  -------------
                                                                                                     4,304,943
                                                                                                  -------------
                       BELGIUM -- 1.5%
                       Dexia (Finance).............................................      72,060        828,061
                       Electrabel SA (Energy)......................................       8,541      2,181,246
                                                                                                  -------------
                                                                                                     3,009,307
                                                                                                  -------------
                       BERMUDA -- 0.6%
                       XL Capital, Ltd., Class A (Finance).........................      14,700      1,103,382
                                                                                                  -------------
                       BRAZIL -- 0.3%
                       Petroleo Brasileiro SA ADR (Energy).........................      36,200        536,846
                                                                                                  -------------
                       CANADA -- 5.1%
                       Canadian Imperial Bank of Commerce (Finance)................      90,800      2,587,919
                       Canadian National Railway Co. (Industrial & Commercial).....      26,200      1,071,662
                       Celestica, Inc. (Information Technology)+...................      25,600        293,194
                       EnCana Corp. (Energy).......................................      62,331      1,949,883
                       National Bank of Canada (Finance)...........................     117,525      2,442,797
                       Sun Life Financial Services of Canada, Inc. (Finance).......      83,700      1,506,381
                                                                                                  -------------
                                                                                                     9,851,836
                                                                                                  -------------
                       DENMARK -- 1.0%
                       Danske Bank A/S (Finance)...................................     121,500      1,974,611
                                                                                                  -------------
                       FINLAND -- 1.9%
                       Nokia Oyj (Information Technology)..........................     199,299      2,799,606
                       Sampo Oyj, Class A (Finance)................................     132,100        957,615
                                                                                                  -------------
                                                                                                     3,757,221
                                                                                                  -------------
                       FRANCE -- 7.9%
                       Accor SA (Information & Entertainment)......................      27,329        839,997
                       BNP Paribas SA (Finance)....................................      58,850      2,323,936
                       Cie de Saint-Gobain (Consumer Discretionary)................      70,157      2,046,373
                       Lafarge SA (Materials)+.....................................      27,522      1,718,754
                       PSA Peugeot Citroen (Consumer Discretionary)................      61,876      2,586,302
                       Societe Generale, Class A (Finance).........................      38,025      2,221,530
                       TotalFinaElf SA, Class B (Energy)...........................       7,860      1,060,221
                       Vivendi Environnement (Industrial & Commercial).............      54,246      1,337,592
                       Vivendi Universal SA (Information & Entertainment)..........      75,410      1,266,630
                                                                                                  -------------
                                                                                                    15,401,335
                                                                                                  -------------

---------------------
    138

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       GERMANY -- 4.5%
                       BASF AG (Materials).........................................      44,100   $  1,634,909
                       Bayerische Motoren Werke (BMW) AG (Consumer
                         Discretionary)............................................      57,500      1,683,363
                       Deutsche Lufthansa AG (Information & Entertainment)+........     208,500      1,941,374
                       E.ON AG (Energy)............................................      79,206      3,593,924
                                                                                                  -------------
                                                                                                     8,853,570
                                                                                                  -------------
                       GREECE -- 0.6%
                       Hellenic Telecommunications Organization SA
                         (Information Technology)..................................      95,940      1,149,868
                                                                                                  -------------
                       HONG KONG -- 0.8%
                       CLP Holdings, Ltd. (Energy).................................         200            808
                       Hong Kong Electric Holdings, Ltd. (Energy)..................     400,900      1,513,664
                                                                                                  -------------
                                                                                                     1,514,472
                                                                                                  -------------
                       IRELAND -- 2.0%
                       Allied Irish Banks, PLC (Finance)...........................     204,019      2,804,559
                       CRH, PLC (Consumer Discretionary)...........................      92,575      1,168,196
                                                                                                  -------------
                                                                                                     3,972,755
                                                                                                  -------------
                       ITALY -- 2.5%
                       Eni SpA (Energy)............................................      86,503      1,308,960
                       Saipem SpA (Energy).........................................     163,350        952,583
                       Telecom Italia SpA (Information Technology).................     344,300      2,606,815
                                                                                                  -------------
                                                                                                     4,868,358
                                                                                                  -------------
                       JAPAN -- 15.4%
                       Acom Co., Ltd. (Finance)....................................      69,500      2,126,339
                       Asahi Glass Co., Ltd. (Consumer Discretionary)..............     160,000        933,684
                       Canon, Inc. (Information Technology)........................      48,000      1,676,629
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............      59,300        797,390
                       Denso Corp. (Consumer Discretionary)........................      78,100      1,203,842
                       Kao Corp. (Consumer Staples)................................      98,000      1,997,499
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................         400          3,818
                       Millea Holdings, Inc. (Finance).............................         410      2,915,510
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................     216,000      1,026,385
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............     337,000      2,564,970
                       NTT DoCoMo, Inc. (Information Technology)...................         939      1,808,253
                       Orix Corp. (Finance)........................................      40,100      2,390,188
                       Rohm Co., Ltd. (Information Technology).....................       8,300        945,863
                       Sega Corp. (Information & Entertainment)+...................      78,700        537,329
                       Sony Corp. (Information & Entertainment)....................      49,300      1,935,751
                       Takeda Chemical Industries, Ltd. (Healthcare)...............      34,300      1,303,889
                       Tokyo Gas Co., Ltd. (Utilities).............................     616,000      1,812,746
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........     229,000      1,557,784
                       Toyota Motor Corp. (Consumer Discretionary).................      45,500      1,082,927
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............      52,700      1,370,714
                                                                                                  -------------
                                                                                                    29,991,510
                                                                                                  -------------
                       LUXEMBOURG -- 0.6%
                       Arcelor (Materials)+........................................     115,826      1,247,645
                                                                                                  -------------
                       MEXICO -- 0.4%
                       Grupo Financiero BBVA Bancomer (Finance)+...................   1,113,260        852,115
                                                                                                  -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       NETHERLANDS -- 4.4%
                       ABN AMRO Holding NV (Finance)...............................     118,679   $  1,848,102
                       Akzo Nobel NV (Materials)...................................      29,753        781,257
                       Fortis (Finance)+...........................................      58,661        917,265
                       ING Groep NV (Finance)......................................     170,565      2,588,309
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................     140,423      2,382,755
                                                                                                  -------------
                                                                                                     8,517,688
                                                                                                  -------------
                       PORTUGAL -- 0.5%
                       Portugal Telecom SGPS, SA (Information Technology)..........     136,404        955,122
                                                                                                  -------------
                       RUSSIA -- 0.6%
                       YUKOS Corp. ADR (Energy)....................................       8,700      1,213,650
                                                                                                  -------------
                       SINGAPORE -- 0.5%
                       Haw Par Corp., Ltd. (Healthcare)............................       3,843          7,556
                       United Overseas Bank, Ltd. (Finance)........................     164,000        989,968
                                                                                                  -------------
                                                                                                       997,524
                                                                                                  -------------
                       SOUTH KOREA -- 3.4%
                       Korea Electric Power Corp. (Utilities)+.....................      87,990      1,322,848
                       Korea Telecom Corp. (Utilities).............................      43,050      1,749,135
                       POSCO (Materials)...........................................      15,630      1,584,302
                       Samsung Electronics Co., Ltd. (Information Technology)......       7,870      1,954,093
                                                                                                  -------------
                                                                                                     6,610,378
                                                                                                  -------------
                       SPAIN -- 1.2%
                       Iberdrola SA (Energy).......................................     156,547      2,298,250
                                                                                                  -------------
                       SWEDEN -- 1.8%
                       Atlas Copco AB, Class B (Industrial & Commercial)...........      46,600        803,346
                       Svenska Cellulosa AB, Class B (Materials)...................      47,800      1,501,016
                       Telefonaktiebolaget LM Ericsson (Information Technology)+...   1,466,800      1,234,522
                                                                                                  -------------
                                                                                                     3,538,884
                                                                                                  -------------
                       SWITZERLAND -- 12.9%
                       ABB, Ltd. (Industrial & Commercial)+........................     271,149        792,920
                       Holcim, Ltd., Class B (Materials)...........................       7,312      1,230,828
                       Nestle SA (Consumer Staples)+...............................      38,011      7,892,038
                       Novartis AG (Healthcare)....................................     258,075      9,433,600
                       Swatch Group AG (Consumer Discretionary)....................      12,450      1,035,338
                       Swiss Re (Finance)..........................................      27,651      1,670,765
                       Syngenta AG (Materials).....................................      29,129      1,756,876
                       Zurich Financial Services AG (Finance)......................      13,048      1,266,310
                                                                                                  -------------
                                                                                                    25,078,675
                                                                                                  -------------
                       TAIWAN -- 0.0%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................          72             99
                                                                                                  -------------
                       UNITED KINGDOM -- 24.3%
                       Abbey National, PLC (Finance)...............................      71,805        474,825
                       AstraZeneca, PLC (Healthcare)...............................      27,734        937,513
                       Barclays, PLC (Finance).....................................     433,762      2,499,093
                       BHP Billiton, PLC (Materials)...............................     366,684      1,713,023
                       BP, PLC (Energy)............................................     837,882      5,265,008
                       British American Tobacco, PLC (Consumer Staples)............     279,197      2,640,775
                       Diageo, PLC (Consumer Staples)..............................     330,339      3,374,460

---------------------
    140

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Dixons Group, PLC (Consumer Discretionary)..................     663,680   $  1,127,202
                       GlaxoSmithKline, PLC (Healthcare)...........................      54,321      1,022,225
                       Granada, PLC (Information & Entertainment)..................     785,338        830,009
                       GUS, PLC (Consumer Discretionary)...........................     155,296      1,261,944
                       Hilton Group, PLC (Information & Entertainment).............     728,304      1,856,937
                       HSBC Holdings, PLC (Finance)................................     743,482      7,717,074
                       Misys, PLC (Information Technology).........................     326,539        950,739
                       Next, PLC (Consumer Discretionary)..........................     157,454      1,968,431
                       Reckitt & Colman, PLC (Consumer Staples)....................     137,389      2,384,280
                       SABMiller, PLC (Consumer Staples)...........................     191,500      1,234,831
                       Scottish and Southern Energy, PLC (Energy)..................     118,513      1,183,335
                       Shell Transport & Trading Co., PLC (Energy).................     678,051      4,115,680
                       Tesco, PLC (Consumer Staples)...............................     594,168      1,617,559
                       Unilever, PLC (Consumer Staples)............................     371,939      3,236,535
                                                                                                  -------------
                                                                                                    47,411,478
                                                                                                  -------------
                       UNITED STATES -- 1.5%
                       ACE, Ltd. (Finance).........................................      67,200      1,979,040
                       Synthes-Stratec, Inc. (Healthcare)..........................       1,615        884,333
                                                                                                  -------------
                                                                                                     2,863,373
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $223,130,711)......................                191,874,895
                                                                                                  -------------
                       PREFERRED STOCK -- 0.5%
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 0.5%
                       Companhia Vale do Rio Doce ADR (Materials) (cost
                         $1,075,367)...............................................      36,100        998,165
                                                                                                  -------------
                       EXCHANGE TRADED FUNDS -- 0.0%
                       ----------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.0%
                       streetTRACKS S&P/ASX 200 Fund...............................         100          1,745
                                                                                                  -------------
                       FRANCE -- 0.0%
                       Lyxor International Asset Management........................         100          2,416
                                                                                                  -------------
                       HONG KONG -- 0.0%
                       Tracker Fund of Hong Kong...................................         500            596
                                                                                                  -------------
                       IRELAND -- 0.0%
                       IShares IFTSE100............................................         100            590
                                                                                                  -------------
                       SWITZERLAND -- 0.0%
                       Credit Suisse FB............................................         100          3,218
                                                                                                  -------------
                       TOTAL EXCHANGE TRADED FUNDS (cost $8,766)...................                      8,565
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $224,214,844).............                192,881,625
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                                       REPURCHASE AGREEMENT -- 0.5%                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with Goldman Sachs & Co., bearing interest at
                         1.33%, dated 01/31/03 to be repurchased 02/3/03 in the
                         amount of $903,100 and collateralized by $870,000 of
                         Federal National Mortgage Association, bearing interest at
                         5.13% due 02/13/04 having an approximate value of $937,133
                         (cost $903,000)...........................................  $  903,000   $    903,000
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $903,000).................                    903,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $225,117,844)                99.4%                                  193,784,625
                       Other assets less liabilities --      0.6                                     1,183,201
                       ------                                                                     -------------
                       NET ASSETS --                       100.0%                                 $194,967,826
                                                           ------                                 =============
                                                           ------

              -----------------------------

              +  Non-income producing security.
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    142

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO
    Alliance Capital Management L.P.    INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 96.9%                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINLAND -- 1.9%
                       Nokia Oyj (Information Technology)..........................       307,517   $  4,319,773
                                                                                                    -------------
                       FRANCE -- 6.4%
                       BNP Paribas SA (Finance)....................................        84,478      3,335,964
                       L'Oreal SA (Consumer Staples)...............................        84,609      5,842,674
                       LVMH Moet Henessy Louis Vuitton SA (Consumer Staples).......        18,569        785,323
                       Sanofi-Synthelabo SA (Healthcare)...........................        48,816      2,550,522
                       Schneider Electric SA (Industrial & Commercial).............        35,769      1,561,918
                       STMicroelectronics NV (Information Technology)..............        41,547        748,267
                                                                                                    -------------
                                                                                                      14,824,668
                                                                                                    -------------
                       GERMANY -- 1.8%
                       SAP AG (Information Technology).............................        45,744      4,254,379
                                                                                                    -------------
                       HONG KONG -- 0.4%
                       Johnson Electric Holdings, Ltd. (Information Technology)....       821,000        942,051
                                                                                                    -------------
                       IRELAND -- 1.5%
                       Allied Irish Banks, PLC (Finance)...........................       120,719      1,659,471
                       CRH, PLC (Consumer Discretionary)...........................       148,834      1,879,722
                                                                                                    -------------
                                                                                                       3,539,193
                                                                                                    -------------
                       ISRAEL -- 0.9%
                       Teva Pharmaceutical Industries, Ltd. ADR (Healthcare).......        54,100      2,077,440
                                                                                                    -------------
                       ITALY -- 0.3%
                       Eni SpA (Energy)............................................        51,605        780,885
                                                                                                    -------------
                       JAPAN -- 10.5%
                       Bridgestone Corp. (Consumer Discretionary)..................        69,000        765,612
                       Canon, Inc. (Information Technology)........................       175,000      6,112,709
                       Funai Electric Co (Information Technology)..................         4,000        456,838
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        81,500      2,710,892
                       Hoya Corp. (Healthcare).....................................         7,800        492,235
                       Keyence Corp. (Information Technology)......................        14,900      2,449,485
                       Ricoh Co., Ltd. (Information Technology)....................        77,000      1,168,913
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................       128,900      4,212,313
                       SMC Corp. (Industrial & Commercial).........................        20,600      1,622,858
                       Takeda Chemical Industries, Ltd. (Healthcare)...............       109,700      4,170,164
                                                                                                    -------------
                                                                                                      24,162,019
                                                                                                    -------------
                       NETHERLANDS -- 0.2%
                       Heineken NV (Consumer Staples)..............................        12,867        463,611
                                                                                                    -------------
                       SOUTH KOREA -- 1.5%
                       Samsung Electronics Co., Ltd. (Information Technology)......        13,920      3,456,286
                                                                                                    -------------
                       SPAIN -- 1.2%
                       Industria de Diseno Textile, S.A. (Consumer
                         Discretionary)............................................       111,116      2,646,807
                                                                                                    -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       SWITZERLAND -- 1.6%
                       Novartis AG (Healthcare)....................................        17,407   $    636,291
                       Swiss Re (Finance)..........................................        49,222      2,974,155
                                                                                                    -------------
                                                                                                       3,610,446
                                                                                                    -------------
                       UNITED KINGDOM -- 13.0%
                       AstraZeneca, PLC (Healthcare)...............................        22,632        765,046
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................       490,628      4,781,823
                       Capita Group, PLC (Industrial & Commercial).................       970,186      3,267,622
                       Reckitt & Colman, PLC (Consumer Staples)....................       159,979      2,776,312
                       Royal Bank of Scotland Group, PLC (Finance).................       319,494      7,037,139
                       Standard Chartered, PLC (Finance)...........................       131,934      1,354,235
                       Tesco, PLC (Consumer Staples)...............................       341,762        930,411
                       Vodafone Group, PLC (Information Technology)................     5,026,285      9,012,110
                                                                                                    -------------
                                                                                                      29,924,698
                                                                                                    -------------
                       UNITED STATES -- 55.7%
                       Affiliated Computer Services, Inc., Class A (Information
                         Technology)+..............................................        75,900      4,115,298
                       AFLAC, Inc. (Finance).......................................        62,900      2,037,331
                       American International Group, Inc. (Finance)#...............        72,968      3,949,028
                       Amgen, Inc. (Healthcare)+...................................        31,900      1,625,624
                       Apollo Group, Inc., Class A (Education)+....................        37,300      1,658,358
                       Avon Products, Inc. (Consumer Staples)......................        25,500      1,275,000
                       Bank One Corp. (Finance)....................................       119,000      4,344,690
                       Bed Bath & Beyond, Inc. (Consumer Discretionary)+...........        58,400      1,956,400
                       Capital One Financial Corp. (Finance).......................        56,400      1,751,220
                       Cardinal Health, Inc. (Healthcare)..........................       102,900      6,002,157
                       Carnival Corp. (Information & Entertainment)................        87,400      2,106,340
                       Cendant Corp. (Industrial & Commercial)+....................       185,400      2,054,232
                       Citigroup, Inc. (Finance)...................................       293,430     10,088,124
                       Comcast Corp., Special Class A (Information &
                         Entertainment)............................................       204,400      5,228,552
                       Danaher Corp. (Industrial & Commercial).....................        77,400      4,753,134
                       Dell Computer Corp. (Information Technology)+...............       109,700      2,617,442
                       eBay, Inc. (Information Technology)+........................         3,400        255,544
                       Expeditors International of Washington, Inc. (Industrial &
                         Commercial)...............................................         3,800        117,078
                       Fannie Mae (Finance)........................................        78,100      5,053,070
                       First Data Corp. (Industrial & Commercial)..................        86,700      2,982,480
                       Gannett Co., Inc. (Information & Entertainment).............         6,800        494,088
                       Goldman Sachs Group, Inc. (Finance).........................        31,400      2,138,340
                       Harley-Davidson, Inc. (Consumer Discretionary)..............        86,600      3,618,148
                       HCA, Inc. (Healthcare)......................................        29,800      1,273,652
                       J.P. Morgan Chase & Co. (Finance)...........................       154,050      3,595,527
                       Johnson & Johnson (Healthcare)..............................        81,200      4,353,132
                       Johnson Controls, Inc. (Industrial & Commercial)............        20,200      1,631,554
                       Kohl's Corp. (Consumer Discretionary)+......................        64,100      3,356,917
                       Lowe's Cos., Inc. (Consumer Discretionary)..................        60,600      2,071,308
                       Marvell Technology Group, Ltd. (Information Technology).....        72,300      1,320,921
                       MBNA Corp. (Finance)........................................       275,780      4,641,377
                       Medtronic, Inc. (Healthcare)................................        64,700      2,906,324
                       Microsoft Corp. (Information Technology)+...................        69,500      3,298,470
                       Pfizer, Inc. (Healthcare)...................................       332,750     10,102,290
                       Procter & Gamble Co. (Consumer Staples).....................        24,600      2,105,022
                       St. Jude Medical, Inc. (Healthcare)+........................        41,900      1,825,583
                       Sysco Corp. (Consumer Staples)..............................        16,500        484,605
                       Viacom, Inc., Class B (Information & Entertainment)+........       173,068      6,671,771
                       Wal-Mart Stores, Inc. (Consumer Discretionary)..............        43,100      2,060,180

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Wellpoint Health Networks, Inc. (Healthcare)+...............        75,900   $  5,516,412
                       Zimmer Holdings, Inc. (Healthcare)+.........................        25,100      1,029,100
                                                                                                    -------------
                                                                                                     128,465,823
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $254,778,458)......................                  223,468,079
                                                                                                    -------------
                       EQUITY CERTIFICATES -- 3.2%
                       ------------------------------------------------------------------------------------------
                       INDIA -- 1.8%
                       Housing Development Finance Corp., Ltd. (Finance)...........        93,330        732,267
                       Infosys Technologies, Ltd. (Information Technology).........        37,417      3,367,099
                                                                                                    -------------
                                                                                                       4,099,366
                                                                                                    -------------
                       TAIWAN -- 1.4%
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................       492,500      1,687,468
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)...............................................     1,205,600      1,655,783
                                                                                                    -------------
                                                                                                       3,343,251
                                                                                                    -------------
                       TOTAL EQUITY CERTIFICATES (cost $7,071,790).................                    7,442,617
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $261,850,248).............                  230,910,696
                                                                                                    -------------
                       TOTAL INVESTMENTS --
                         (cost $261,850,248)               100.1%                                    230,910,696
                       Liabilities in excess of other
                       assets --                                (0.1)                                   (261,400)
                                                          -------                                   -------------
                       NET ASSETS --                       100.0%                                   $230,649,296
                                                           ------                                   =============
                                                           ------

              -----------------------------

              +  Non-income producing security
              ADR -- American Depository Receipt
              # Security represents an investment in an affiliated company

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO
    Morgan Stanley Investment Management, Inc. (dba Van Kampen)       INVESTMENT
                                                   PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 92.1%                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.8%
                       Amcor, Ltd. (Materials).....................................        24,034   $    116,665
                       AMP Diversified Property Trust (Real Estate)(1).............         9,141         14,255
                       AMP, Ltd. (Finance).........................................        18,042         96,992
                       Australia & New Zealand Banking Group, Ltd. (Finance).......        10,706        108,205
                       Australian Gas Light Co., Ltd. (Utilities)..................        10,113         62,963
                       BHP Billiton, Ltd. (Materials)..............................       103,823        542,927
                       Boral, Ltd. (Materials).....................................        20,293         51,156
                       Brambles Industries, Ltd. (Industrial & Commercial).........        21,024         56,450
                       Coca-Cola Amatil, Ltd. (Consumer Staples)...................        34,800        116,901
                       Coles Myer, Ltd. (Consumer Discretionary)...................        21,085         77,628
                       Commonwealth Bank of Australia (Finance)....................        18,800        285,567
                       CSL, Ltd. (Healthcare)......................................         2,474         25,759
                       CSR, Ltd. (Consumer Discretionary)..........................        30,419        110,565
                       Foster's Group, Ltd. (Consumer Staples).....................        43,645        110,535
                       General Property Trust (Real Estate)(1).....................        34,736         59,259
                       Goodman Fielder, Ltd. (Consumer Staples)....................        27,762         28,482
                       James Hardie Industries NV (Consumer Discretionary).........        13,278         51,376
                       Leighton Holdings, Ltd. (Industrial & Commercial)...........         6,364         38,354
                       Lend Lease Corp., Ltd. (Finance)............................         7,818         41,525
                       M.I.M. Holdings, Ltd. (Materials)...........................        67,717         61,137
                       Mayne Nickless, Ltd. (Industrial & Commercial)..............        14,517         27,319
                       National Australia Bank, Ltd. (Finance).....................        26,608        494,486
                       Newcrest Mining Ltd. (Materials)............................         8,398         32,445
                       Newmont Mining Corp. (Materials)............................        24,770         72,171
                       News Corp., Ltd. (Information & Entertainment)..............        43,900        290,821
                       OMV AG (Energy).............................................           941         95,955
                       OneSteel, Ltd. (Materials)..................................         4,243          4,577
                       Orica, Ltd. (Materials).....................................         8,355         49,912
                       Pacific Dunlop, Ltd. (Multi-industry)+......................         4,916         21,529
                       Paperlinx, Ltd. (Materials).................................        14,760         44,650
                       QBE Insurance Group, Ltd. (Finance).........................         9,918         45,004
                       Rio Tinto, Ltd. (Materials).................................         9,266        173,395
                       Santos, Ltd. (Energy).......................................         6,951         24,206
                       Southcorp, Ltd. (Consumer Staples)..........................        14,631         37,569
                       Stockland Trust Group (Real Estate)(1)......................         9,649         28,057
                       Suncorp-Metway, Ltd. (Finance)..............................         7,374         46,559
                       TABCORP Holdings, Ltd. (Information & Entertainment)........         7,590         44,719
                       Telstra Corp., Ltd. (Information Technology)................        94,006        247,448
                       Wesfarmers, Ltd. (Industrial & Commercial)..................         6,401        105,823
                       Westfield Trust (Real Estate)(1)............................        37,024         75,100
                       Westfield Trust (Real Estate)+..............................         1,349          2,721
                       Westpac Banking Corp., Ltd. (Finance).......................        24,521        203,412
                       WMC Resources Limited (Materials)+..........................        41,774         97,470
                       WMC, Ltd. (Materials).......................................        41,774        115,103
                       Woolworths, Ltd. (Consumer Staples).........................        26,499        185,488
                                                                                                    -------------
                                                                                                       4,622,640
                                                                                                    -------------
                       AUSTRIA -- 0.3%
                       Boehler-Uddeholm AG (Materials).............................           383         19,147
                       Erste Bank Der Oesterreichischen Sparkassen AG+ (Finance)...         1,876        125,719

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       AUSTRIA (continued)
                       Flughafen Wien AG (Industrial & Commercial).................           732   $     26,445
                       Mayr-Melnhof Karton AG (Materials)..........................           334         26,867
                       Oesterreichische Elektrizitaetswirtschafts AG Class A
                         (Energy)..................................................         1,424        124,883
                       Radex Heraklith Industriebeteiligungs AG (Industrial &
                         Commercial)+..............................................         1,249         11,455
                       Telekom Austria (Information Technology)+...................        13,936        142,931
                       VA Technologies AG (Energy).................................           627          9,764
                       Voestalpine AG (Materials)..................................         1,242         31,585
                       Wienerberger AG (Consumer Staples)..........................         2,276         37,765
                                                                                                    -------------
                                                                                                         556,561
                                                                                                    -------------
                       BELGIUM -- 0.3%
                       Dexia (Finance).............................................        29,253        336,154
                       Electrabel SA (Energy)......................................           141         36,009
                       KBC Bankverzekeringsholding (Finance).......................         2,657         81,752
                       Solvay SA (Materials).......................................           735         48,348
                       UCB SA (Healthcare).........................................         1,216         36,083
                       Umicore (Materials).........................................           318         12,892
                                                                                                    -------------
                                                                                                         551,238
                                                                                                    -------------
                       BERMUDA -- 0.0%
                       Esprit Holdings, Ltd. (Industrial & Commercial).............        23,019         43,382
                                                                                                    -------------
                       DENMARK -- 0.6%
                       Carlsberg A/S, Class B (Consumer Staples)...................           900         36,014
                       Danisco A/S (Consumer Staples)..............................         1,800         59,547
                       Danske Bank A/S (Finance)...................................        26,695        433,846
                       Group 4 Falck A/S (Industrial & Commercial).................         7,600        150,962
                       ISS International (Industrial & Commercial)+................         5,100        178,295
                       Novo Nordisk A/S, Class B (Healthcare)......................         3,000         82,126
                       Novozymes A/S, Class B (Healthcare).........................         1,100         20,420
                       Vestas Wind Systems (Consumer Staples)......................           900          7,281
                                                                                                    -------------
                                                                                                         968,491
                                                                                                    -------------
                       FINLAND -- 0.8%
                       Fortum Oyj (Energy).........................................        10,974         70,713
                       Instrumentarium Corp. (Healthcare)..........................         2,400         96,552
                       Kesko Oyj, Class B (Consumer Discretionary)+................         5,500         69,758
                       Kone Corp. (Industrial & Commercial)........................         1,669         54,579
                       Metso Oyj (Industrial & Commercial).........................        10,634        107,923
                       Nokia Oyj (Information Technology)..........................        31,977        449,190
                       Outokumpu Oyj (Materials)...................................         7,430         66,469
                       Rautaruukki Oyj (Materials).................................           409          1,564
                       Sampo Oyj, Class A (Finance)................................         1,344          9,743
                       Stora Enso Oyj (Materials)..................................        10,156         95,764
                       TietoEnator Oyj (Information Technology)....................         6,644         93,330
                       UPM-Kymmene Oyj (Materials).................................         5,564        156,258
                       Uponor Oyj (Consumer Staples)...............................           228          4,750
                       Wartsila Oyj, Class B (Industrial & Commercial).............         2,599         34,639
                                                                                                    -------------
                                                                                                       1,311,232
                                                                                                    -------------
                       FRANCE -- 7.6%
                       Accor SA (Information & Entertainment)......................         4,861        149,410
                       Alstom (Industrial & Commercial)+...........................         2,126         10,160
                       Arcelor (Materials)+........................................         5,214         56,164
                       Aventis SA (Healthcare).....................................        23,002      1,167,958
                       AXA (Finance)...............................................        26,742        327,977
                       BNP Paribas SA (Finance)....................................         8,639        341,147
                       Bouygues SA (Consumer Discretionary)........................         7,988        203,058
                       Cap Gemini SA (Information Technology)......................         1,575         42,507

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Carrefour SA (Consumer Staples).............................        16,094   $    639,514
                       Cie de Saint-Gobain SA (Consumer Discretionary).............         9,389        273,863
                       Compagnie Fonciere Klepierre SA (Real Estate)...............           645         85,756
                       Dassault Systemes SA (Information Technology)...............         1,043         23,131
                       Eads Euro Aero NV (Consumer Staples)........................         2,375         24,741
                       Essilor International SA (Healthcare).......................           938         34,734
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................           785         48,686
                       Gecina SA (Real Estate).....................................         1,336        143,193
                       Groupe Danone (Consumer Staples)............................         7,883        992,209
                       Imerys SA (Consumer Discretionary)..........................           342         39,741
                       L'Air Liquide SA (Materials)................................         1,532        192,006
                       L'Oreal SA (Consumer Staples)...............................        16,895      1,166,684
                       Lafarge SA (Materials)+.....................................         2,478        154,752
                       Lagardere SCA (Industrial & Commercial)+....................         3,271        133,139
                       LVMH Moet Henessy Louis Vuitton SA (Consumer Staples).......        11,831        500,358
                       Pechiney SA, Class A (Materials)............................         1,071         30,135
                       Pernod-Ricard SA (Consumer Staples).........................         2,293        222,616
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......         3,174        238,951
                       Sanofi-Synthelabo SA (Healthcare)...........................        21,980      1,148,404
                       Schneider Electric SA (Industrial & Commercial).............         4,730        206,544
                       Societe BIC SA (Information Technology).....................         2,882         91,306
                       Societe Fonciere Lyonnaise (Real Estate)....................         5,114        159,273
                       Societe Generale, Class A (Finance).........................         3,224        188,355
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Silic) (Real Estate)............................            95         17,344
                       Sodexho Alliance SA (Consumer Staples)......................         4,605        114,984
                       Sophia (ex-SFI) (Real Estate)...............................         2,281         74,323
                       STMicroelectronics NV (Information Technology)..............         2,326         41,892
                       Suez SA (Utilities).........................................         2,139         41,901
                       Technip-Coflexip SA (Industrial & Commercial)...............           183         11,458
                       Thales SA (Industrial & Commercial).........................         4,882        136,528
                       Thomson (Information & Entertainment)+......................         2,716         44,044
                       TotalFinaElf SA, Class B (Energy)...........................        19,583      2,641,514
                       Unibail (Union du Credit-Bail Immobilier) (Real Estate).....         5,589        378,145
                       Vinci SA (Industrial & Commercial)..........................           540         33,839
                       Vivendi Universal SA (Information & Entertainment)..........        17,577        295,233
                                                                                                    -------------
                                                                                                      12,867,677
                                                                                                    -------------
                       GERMANY -- 4.2%
                       Adidas-Salomon AG (Consumer Discretionary)..................           399         32,185
                       Allianz AG (Finance)........................................         3,400        269,804
                       Altana AG (Healthcare)......................................         2,739        114,191
                       BASF AG (Materials).........................................        11,050        409,654
                       Bayer AG (Materials)........................................        13,950        245,549
                       Beiersdorf AG (Consumer Staples)............................         3,583        385,258
                       Buderus AG (Consumer Staples)...............................           350          9,172
                       DaimlerChrysler AG (Consumer Discretionary).................         5,902        180,519
                       Deutsche Lufthansa AG (Information & Entertainment)+........        15,677        145,971
                       Deutsche Post AG (Industrial & Commercial)..................         2,701         29,239
                       Deutsche Telekom AG (Information Technology)................        77,751        980,298
                       Douglas Holding AG (Consumer Discretionary).................         1,446         22,952
                       E.ON AG (Energy)............................................        32,486      1,474,032
                       Epcos AG (Information Technology)+..........................           497          5,498
                       Fresenius Medical Care AG (Healthcare)......................         1,716         78,526
                       Gehe AG (Healthcare)........................................         1,170         47,685
                       HeidelbergCement AG (Materials).............................           483         14,768
                       Infineon Technologies AG (Information Technology)+..........           334          2,332
                       IVG Holding AG (Industrial & Commercial)....................         7,827         63,968

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       KarstadtQuelle AG (Consumer Discretionary)..................         1,219   $     18,590
                       Linde AG (Industrial & Commercial)..........................         2,602         84,587
                       MAN AG (Industrial & Commercial)............................         2,449         36,427
                       Merck KGaA (Healthcare)+....................................         1,637         49,050
                       Metro AG (Consumer Discretionary)...........................         7,337        150,106
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....         1,900        181,605
                       Qiagen NV (Healthcare)+.....................................           200          1,158
                       RWE AG (Energy).............................................         2,501         68,841
                       SAP AG (Information Technology).............................         7,175        667,304
                       Schering AG (Healthcare)....................................         4,035        161,115
                       Siemens AG (Industrial & Commercial)........................        23,439        960,324
                       ThyssenKrupp AG (Materials).................................         7,092         78,449
                       TUI AG (Information & Entertainment)........................         3,448         45,324
                       Volkswagen AG (Consumer Discretionary)......................         1,551         64,263
                                                                                                    -------------
                                                                                                       7,078,744
                                                                                                    -------------
                       GREECE -- 0.0%
                       Alpha Credit Bank (Finance).................................           693          8,291
                       EFG Eurobank Ergasias SA (Finance)..........................         1,190         13,675
                       National Bank of Greece SA (Finance)........................         1,564         20,660
                       Titan Cement Co. (Materials)................................           500         19,277
                                                                                                    -------------
                                                                                                          61,903
                                                                                                    -------------
                       HONG KONG -- 2.0%
                       ASM Pacific Technology, Ltd. (Industrial & Commercial)......         5,000         10,256
                       Bank of East Asia, Ltd. (Finance)...........................        56,423        103,804
                       BOC Hong Kong (Holdings), Ltd. (Finance)+...................        93,000         95,981
                       Cathay Pacific Airways, Ltd. (Information &
                         Entertainment)............................................        41,000         61,238
                       Cheung Kong (Holdings), Ltd. (Real Estate)..................        63,000        411,926
                       Cheung Kong Infrastructure Holdings, Ltd. (Industrial &
                         Commercial)...............................................        14,000         24,321
                       CLP Holdings, Ltd. (Energy).................................        69,700        281,483
                       Hang Lung Properties, Ltd. (Real Estate)....................        46,000         43,641
                       Hang Seng Bank, Ltd. (Finance)..............................        31,300        333,066
                       Henderson Land Development Co., Ltd. (Real Estate)..........        23,000         66,199
                       Hong Kong & China Gas Co., Ltd. (Utilities).................       145,754        183,128
                       Hong Kong Electric Holdings, Ltd. (Energy)..................        55,000        207,662
                       Hong Kong Exchanges & Clearing, Ltd. (Finance)..............        43,000         51,270
                       Hutchison Whampoa, Ltd. (Industrial & Commercial)...........        81,500        511,990
                       Johnson Electric Holdings, Ltd. (Information Technology)....        60,300         69,191
                       Li & Fung, Ltd. (Consumer Discretionary)....................        63,000         60,577
                       MTR Corp., Ltd. (Industrial & Commercial)...................        52,560         56,266
                       New World Development Co., Ltd. (Real Estate)...............        45,495         21,581
                       PCCW Limited (Information Technology)+......................        75,130         60,201
                       Shangri-La Asia, Ltd. (Information & Entertainment).........        44,599         29,733
                       Sun Hung Kai Properties, Ltd. (Real Estate).................        55,000        316,605
                       Swire Pacific Ltd., Class A (Industrial & Commercial).......        39,000        163,001
                       Television Broadcasting, Ltd. (Information &
                         Entertainment)............................................        20,000         61,026
                       Wharf Holdings, Ltd. (Industrial & Commercial)..............        50,742        102,135
                                                                                                    -------------
                                                                                                       3,326,281
                                                                                                    -------------
                       IRELAND -- 0.7%
                       Allied Irish Banks, PLC (Finance)...........................        38,441        528,431
                       Bank of Ireland (Finance)...................................        40,370        411,876
                       CRH, PLC (Consumer Discretionary)...........................        11,524        145,544
                       DCC (Consumer Staples)......................................           650          6,923
                       Irish Life & Permanent, PLC (Finance).......................         4,229         46,379
                       Kerry Group, PLC Class A (Consumer Staples).................         1,301         16,693
                                                                                                    -------------
                                                                                                       1,155,846
                                                                                                    -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ITALY -- 4.1%
                       Aedes SpA (Real Estate).....................................        22,618   $     77,730
                       Alleanza Assicurazioni SpA (Finance)........................         9,617         72,710
                       Assicurazione Generali SpA (Finance)........................        20,387        430,886
                       Autogrill SpA (Information & Entertainment)+................         7,487         60,144
                       Banca Monte dei Paschi di Siena SpA (Finance)...............         9,261         20,936
                       Banca Nazionale del Lavoro (Finance)+.......................        12,908         15,651
                       Banca Popolare di Milano SpA (Finance)+.....................         2,555          9,110
                       Benetton Group SpA (Consumer Discretionary).................         6,272         54,156
                       Beni Stabili SpA (Real Estate)..............................       283,403        124,788
                       Enel SpA (Energy)...........................................       172,203        978,319
                       Eni SpA (Energy)............................................       121,854      1,843,889
                       IntesaBci SpA (Finance).....................................       175,274        363,295
                       Italcementi SpA (Materials)+................................         2,434         23,343
                       Mediaset SpA (Information & Entertainment)..................        43,731        299,636
                       Mediobanca SpA (Finance)....................................        13,829        125,199
                       Parmalat Finanziaria SpA (Consumer Staples).................        53,587        126,610
                       Pirelli SpA (Consumer Discretionary)........................        90,349         80,729
                       Riunione Adriatica di Sicurta SpA (Finance).................         7,239         80,931
                       Sanpaolo IMI SpA (Finance)..................................        31,485        210,319
                       Snia SpA (Healthcare)+......................................        15,130         31,279
                       Telecom Italia Mobile SpA (Information Technology)..........       193,267        869,673
                       Telecom Italia SpA (Information Technology).................        66,622        504,418
                       Telecom Italia SpA RNC (Information Technology).............         3,071         15,039
                       UniCredito Italiano SpA (Finance)...........................       124,779        448,922
                                                                                                    -------------
                                                                                                       6,867,712
                                                                                                    -------------
                       JAPAN -- 16.7%
                       Acom Co., Ltd. (Finance)....................................         2,810         85,971
                       Advantest Corp. (Information Technology)....................         1,600         70,426
                       AIFUL Corp. (Finance).......................................           300         12,055
                       Ajinomoto Co., Inc. (Consumer Staples)......................        23,000        236,030
                       ALPS ELECTRIC Co., Ltd. (Information Technology)............         3,000         34,613
                       AMADA Co., Ltd. (Industrial & Commercial)...................         4,000         11,171
                       Asahi Breweries, Ltd. (Consumer Staples)....................        15,400         99,752
                       Asahi Glass Co., Ltd. (Consumer Discretionary)..............        40,200        234,588
                       Asahi Kasei Corp. (Materials)...............................        37,000         97,470
                       Asatsu-DK, Inc. (Industrial & Commercial)...................         1,000         16,965
                       Banyu Pharmaceutical Co., Ltd. (Healthcare).................           600          6,973
                       Bellsystem 24, Inc. (Industrial & Commercial)...............           160         24,543
                       Benesse Corp. (Education)...................................         3,300         39,395
                       Bridgestone Corp. (Consumer Discretionary)..................        21,400        237,451
                       Canon, Inc. (Information Technology)........................        19,200        670,651
                       Casio Computer Co., Ltd. (Information Technology)...........         8,600         47,246
                       Central Japan Railway Co. (Industrial & Commercial).........            53        318,119
                       Chubu Electric Power Co., Inc. (Energy).....................         4,400         77,029
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................         7,400         68,414
                       Citizen Watch Co., Ltd. (Consumer Discretionary)............         5,000         22,759
                       Credit Saison Co., Ltd. (Finance)...........................         2,800         46,661
                       CSK Corp. (Information Technology)..........................         1,300         23,246
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....        27,400        286,666
                       Daicel Chemical Industries, Ltd. (Materials)................         4,000         11,838
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............         4,000         53,787
                       Daikin Industries, Ltd. (Industrial & Commercial)...........        12,400        175,216
                       Dainippon Ink & Chemicals, Inc. (Materials)+................        19,000         31,362
                       Daito Trust Construction Co., Ltd. (Real Estate)............         3,400         65,191
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....        17,400         97,041
                       Daiwa Securities Group, Inc. (Finance)......................        36,000        170,464
                       Denki Kagaku Kogyo Kabushiki Kaisha (Materials).............        13,000         30,020
                       Denso Corp. (Consumer Discretionary)........................        17,909        276,051

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       DOWA MINING CO., Ltd. (Materials)...........................         7,000   $     27,018
                       East Japan Railway Co. (Industrial & Commercial)............           120        551,207
                       Ebara Corp. (Industrial & Commercial).......................        10,600         29,426
                       Eisai Co., Ltd. (Healthcare)................................         6,100        121,537
                       Fanuc, Ltd. (Information Technology)........................         5,500        232,462
                       Fuji Machine Manufacturing Co., Ltd. (Industrial &
                         Commercial)...............................................         1,000          7,586
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....        13,600        409,287
                       Fuji Soft ABC, Inc. (Information Technology)................         1,200         19,987
                       Fuji Television Network, Inc. (Information &
                         Entertainment)............................................             8         29,411
                       Fujikura, Ltd. (Industrial & Commercial)....................         6,000         16,456
                       Fujisawa Pharmaceutical Co. (Healthcare)....................         2,000         41,849
                       Fujitsu, Ltd. (Information Technology)......................        38,400        105,640
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......        16,600         41,654
                       Hankyu Department Stores, Inc. (Consumer Discretionary).....         2,000         10,070
                       Hirose Electric Co., Ltd. (Information Technology)..........           700         50,711
                       Hitachi, Ltd. (Information Technology)......................        65,800        274,270
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        18,952        630,390
                       Hoya Corp. (Healthcare).....................................         2,550        160,923
                       Isetan Co., Ltd. (Consumer Discretionary)...................         4,000         25,810
                       Ishikawajima-Harima Heavy Industries Co., Ltd. (Industrial &
                         Commercial)...............................................        21,000         21,883
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............        10,600        283,656
                       Itochu Corp. (Industrial & Commercial)......................        34,000         82,764
                       Japan Airlines Systems Corp. (Information &
                         Entertainment)+...........................................        29,100         59,192
                       Japan Tobacco, Inc. (Consumer Staples)......................            66        416,506
                       JFE Holdings, Inc. (Materials)+.............................        12,400        158,469
                       JGC Corp. (Industrial & Commercial)+........................         4,000         24,076
                       JSR Corp. (Materials).......................................         4,000         37,381
                       Jusco Co., Ltd. (Consumer Discretionary)....................         9,800        224,259
                       Kajima Corp. (Industrial & Commercial)+.....................        30,800         63,677
                       Kamigumi Co., Ltd. (Industrial & Commercial)+...............         1,000          4,418
                       Kaneka Corp. (Materials)....................................         7,000         38,048
                       Kansai Electric Power Co., Inc. (Utilities).................        27,700        402,724
                       Kao Corp. (Consumer Staples)................................        23,800        485,107
                       Kawasaki Heavy Industries, Ltd. (Industrial &
                         Commercial)+..............................................        26,000         21,675
                       Kawasaki Kisen Kaisha, Ltd. (Industrial & Commercial).......         1,000          1,801
                       Keihin Electric Express Railway Co., Ltd. (Industrial &
                         Commercial)+..............................................        13,000         57,872
                       Keio Teito Electric Railway Co., Ltd. (Industrial &
                         Commercial)...............................................         4,000         19,040
                       Keyence Corp. (Information Technology)......................           700        115,076
                       Kikkoman Corp. (Consumer Staples)...........................         4,000         26,477
                       Kinden Corp. (Utilities)+...................................         1,000          3,476
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)+...        52,500        105,915
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        37,800        270,056
                       Kokuyo Co., Ltd. (Information Technology)+..................         4,000         31,312
                       Komatsu, Ltd. (Industrial & Commercial).....................        30,800        102,962
                       Konami Co., Ltd. (Information Technology)...................         2,900         60,923
                       Konica Corp. (Information & Entertainment)..................         5,000         35,180
                       Koyo Seiko Co., Ltd. (Consumer Discretionary)...............         1,000          4,343
                       Kubota Corp. (Industrial & Commercial)......................        46,000        124,630
                       Kuraray Co., Ltd. (Industrial & Commercial).................        11,000         60,889
                       Kurita Water Industries, Ltd. (Utilities)...................         3,000         26,310
                       Kyocera Corp. (Information Technology)......................         3,800        210,662
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         7,400         30,722
                       Kyushu Electric Power Co., Inc. (Energy)....................         2,900         41,703
                       Mabuchi Motor Co., Ltd. (Industrial & Commercial)...........           200         16,339
                       Marubeni Corp. (Consumer Discretionary)+....................        35,200         34,920
                       Marui Co., Ltd. (Consumer Discretionary)....................         7,500         65,587
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................        60,000        572,715

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Matsushita Electric Works, Ltd. (Materials).................         3,000   $     17,407
                       Meiji Seika Kaisha, Ltd. (Consumer Staples).................         6,000         16,906
                       Meitec Corp. (Information Technology).......................           600         11,979
                       Minebea Co., Ltd. (Information Technology)..................         7,000         25,443
                       Mitsubishi Chemical Corp. (Materials)+......................        52,000        101,005
                       Mitsubishi Corp. (Consumer Discretionary)+..................        36,000        231,087
                       Mitsubishi Electric Corp. (Information Technology)+.........        63,800        168,602
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................        28,000        198,875
                       Mitsubishi Heavy Industries, Ltd. (Industrial &
                         Commercial)...............................................       103,400        248,253
                       Mitsubishi Logistics Corp. (Industrial & Commercial)........         3,000         13,830
                       Mitsubishi Paper Mills, Ltd. (Materials)+...................         6,000          7,503
                       Mitsubishi Rayon Co., Ltd. (Consumer Discretionary).........        14,000         33,496
                       Mitsui & Co., Ltd. (Consumer Discretionary).................        36,600        180,017
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................        19,000        122,121
                       Mitsui Mining & Smelting Co., Ltd. (Materials)..............        17,000         39,115
                       Mitsui Petrochem, Ltd. (Utilities)..........................        14,000         61,390
                       Mitsui Trust Holdings (Finance)+............................        31,518         54,652
                       Murata Manufacturing Co., Ltd. (Information Technology).....         5,400        208,878
                       Namco, Ltd. (Information & Entertainment)+..................           100          1,571
                       NEC Corp. (Information Technology)..........................        31,800        113,993
                       NGK Insulators, Ltd. (Industrial & Commercial)..............        13,400         72,611
                       NGK Spark Plug Co., Ltd. (Consumer Discretionary)...........         3,000         18,457
                       Nidec Corp. (Industrial & Commercial).......................           700         40,032
                       Nikko Securities Co., Ltd. (Finance)+.......................        11,000         39,615
                       Nikon Corp. (Information & Entertainment)+..................         6,000         44,867
                       Nintendo Co., Ltd. (Information & Entertainment)............         3,500        275,437
                       Nippon COMSYS Corp. (Utilities).............................         1,000          3,535
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........        24,400         87,059
                       Nippon Meat Packers, Inc. (Consumer Staples)................        12,400        119,395
                       Nippon Mining Holdings, Inc. (Energy)+......................        13,200         17,166
                       Nippon Mitsubishi Oil Corp. (Energy)........................        55,200        217,201
                       Nippon Sheet Glass Co., Ltd. (Industrial & Commercial)......        13,000         23,734
                       Nippon Steel Corp. (Materials)..............................       192,000        225,685
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................           272        911,542
                       Nippon Unipac Holding, Inc. (Materials).....................            25        105,873
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....        40,000        131,716
                       Nishimatsu Construction Co., Ltd. (Industrial &
                         Commercial)...............................................         1,000          2,701
                       Nissan Chemical Industries, Ltd. (Materials)................         4,000         15,339
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............        63,600        484,072
                       Nisshin Seifun Group, Inc. (Consumer Staples)...............         4,000         25,710
                       Nisshinbo Industries, Inc. (Consumer Discretionary).........         2,000          6,602
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........         2,400         46,818
                       Nitto Denko Corp. (Information Technology)+.................         4,500        117,794
                       Nomura Securities Co., Ltd. (Finance).......................        51,000        612,655
                       NSK, Ltd. (Industrial & Commercial).........................        21,000         58,122
                       NTN Corp. (Industrial & Commercial).........................        11,000         39,523
                       NTT Data Corp. (Information Technology).....................            25         68,567
                       NTT DoCoMo, Inc. (Information Technology)...................           143        275,378
                       Obayashi Corp. (Consumer Discretionary).....................        16,000         35,213
                       Oji Paper Co., Ltd. (Materials).............................        32,800        148,749
                       Oki Electric Industry Co., Ltd. (Information Technology)+...         9,000         15,231
                       Olympus Optical Co., Ltd. (Information Technology)..........         4,000         60,823
                       Omron Corp. (Information Technology)........................         5,000         71,777
                       Onward Kashiyama Co., Ltd. (Consumer Discretionary).........         3,000         22,909
                       Oracle Corp. Japan (Information Technology).................           300          8,328
                       Oriental Land Co., Ltd. (Information & Entertainment).......         2,400        133,250
                       Orix Corp. (Finance)........................................         2,000        119,211
                       Osaka Gas Co., Ltd. (Utilities).............................        80,200        189,878

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Pioneer Corp. (Information & Entertainment).................         4,951   $     94,723
                       Promise Co., Ltd. (Finance).................................         3,000         94,285
                       Ricoh Co., Ltd. (Information Technology)....................        14,000        212,530
                       Rohm Co., Ltd. (Information Technology).....................         2,500        284,898
                       Sankyo Co., Ltd. (Healthcare)...............................        13,600        185,596
                       Sanrio Co., Ltd. (Consumer Discretionary)...................           500          2,272
                       Sanyo Electric Co., Ltd. (Information Technology)...........        49,000        138,885
                       Sapporo Breweries, Ltd. (Consumer Staples)..................         1,000          1,826
                       SECOM Co., Ltd. (Industrial & Commercial)...................         9,000        261,848
                       Sekisui Chemical Co., Ltd. (Consumer Discretionary).........         8,000         19,607
                       Sekisui House, Ltd. (Consumer Discretionary)................        21,400        153,246
                       Seven-Eleven Japan Co., Ltd. (Consumer Discretionary).......         5,000        127,965
                       Sharp Corp. (Information Technology)........................        29,800        290,659
                       Shimamura Co., Ltd. (Consumer Discretionary)................           400         22,408
                       Shimano, Inc. (Information & Entertainment).................         4,000         57,855
                       Shimizu Corp. (Consumer Discretionary)......................        23,000         56,179
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................         9,348        305,483
                       Shionogi & Co., Ltd. (Healthcare)...........................         7,000         87,124
                       Shiseido Co., Ltd. (Consumer Staples).......................         9,600        114,443
                       Showa Shell Sekiyu K.K. (Energy)............................         7,000         45,517
                       Skylark Co., Ltd. (Information & Entertainment).............         2,000         23,159
                       SMC Corp. (Industrial & Commercial).........................         1,800        141,803
                       Softbank Corp. (Information Technology).....................         7,500         96,474
                       Sony Corp. (Information & Entertainment)....................        22,247        873,522
                       Sumitomo Bakelite Co., Ltd. (Materials).....................         4,000         16,806
                       Sumitomo Chemical Co., Ltd. (Materials).....................        43,400        165,344
                       Sumitomo Corp. (Industrial & Commercial)....................        22,400        104,946
                       Sumitomo Electric Industries, Ltd. (Industrial &
                         Commercial)...............................................        16,200        110,066
                       Sumitomo Forestry Co., Ltd. (Materials).....................         5,000         23,550
                       Sumitomo Metal Mining Co., Ltd. (Materials).................        16,400         62,207
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................         6,000         22,658
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................        10,600        157,204
                       Taiyo Yuden Co., Ltd. (Information Technology)..............         2,000         19,807
                       Takara Holdings, Inc. (Consumer Staples)....................         4,000         18,340
                       Takashimaya Co., Ltd. (Consumer Discretionary)..............         4,000         17,040
                       Takeda Chemical Industries, Ltd. (Healthcare)...............        21,200        805,902
                       Takefuji Corp. (Finance)....................................         3,300        168,363
                       TDK Corp. (Information Technology)..........................         2,700        110,967
                       Teijin, Ltd. (Consumer Discretionary).......................        27,800         73,466
                       Teikoku Oil Co., Ltd. (Energy)..............................         4,000         14,339
                       Terumo Corp. (Healthcare)...................................         6,600         91,609
                       THK Co., Ltd. (Industrial & Commercial).....................           600          6,457
                       TIS, Inc. (Industrial & Commercial).........................           702         10,323
                       Tobu Railway Co., Ltd. (Industrial & Commercial)+...........        28,200         72,407
                       Toho Co., Ltd. (Information & Entertainment)................         1,800         15,951
                       Tohoku Electric Power Co., Inc. (Energy)....................        16,100        233,001
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................         2,000         24,643
                       Tokyo Corp. (Industrial & Commercial).......................        30,000        100,288
                       Tokyo Electric Power Co., Inc. (Energy).....................        40,400        754,416
                       Tokyo Electron, Ltd. (Information Technology)...............         3,400        153,057
                       Tokyo Gas Co., Ltd. (Utilities).............................        84,400        248,370
                       TonenGeneral Sekiyu K.K. (Energy)...........................         3,000         18,007
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........        24,200        164,622
                       Toray Industries, Inc. (Consumer Discretionary).............        37,100         78,867
                       Toshiba Corp. (Information Technology)+.....................        74,000        223,317
                       Tosoh Corp. (Materials).....................................        14,000         34,079
                       Tostem Inax Holding Corp. (Consumer Discretionary)..........         5,000         68,067
                       Toto, Ltd. (Consumer Discretionary).........................        14,200         57,650

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                                                                          153

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Toyo Seikan Kaisha, Ltd. (Materials)........................         4,000   $     44,317
                       Toyobo Co., Ltd. (Consumer Discretionary)...................         3,000          4,302
                       Toyota Industries Corp. (Industrial & Commercial)...........         1,250         18,226
                       Toyota Motor Corp. (Consumer Discretionary).................        77,800      1,851,686
                       Trans Cosmos, Inc. (Industrial & Commercial)................           400          4,768
                       Trend Micro, Inc. (Information Technology)+.................           500          8,303
                       Uni-Charm Corp. (Consumer Staples)..........................         1,100         38,881
                       UNY Co., Ltd. (Consumer Discretionary)......................         3,000         25,309
                       Wacoal Corp. (Consumer Discretionary).......................         3,000         21,683
                       West Japan Railway Co. (Industrial & Commercial)............            10         32,262
                       World Co., Ltd. (Consumer Discretionary)....................         1,100         17,423
                       Yakult Honsha Co., Ltd. (Consumer Staples)..................         3,000         36,964
                       Yamaha Corp. (Information & Entertainment)..................         4,000         43,616
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............        10,900        283,506
                       Yamato Transport Co., Ltd. (Industrial & Commercial)........         7,000         96,520
                       Yamazaki Baking Co., Ltd. (Consumer Staples)................         3,000         15,331
                       Yokogawa Electric Corp. (Information Technology)............         3,000         20,758
                                                                                                    -------------
                                                                                                      28,058,599
                                                                                                    -------------

                       NETHERLANDS -- 5.8%
                       ABN AMRO Holding NV (Finance)...............................        49,582        772,105
                       Aegon NV (Finance)..........................................        20,539        256,974
                       Akzo Nobel NV (Materials)...................................         3,707         97,339
                       ASML Holding NV (Information Technology)+...................         1,772         13,797
                       Buhrmann NV (Industrial & Commercial).......................         7,378         27,336
                       Corio NV (Real Estate)......................................         5,610        155,743
                       Eurocommercial Properties NV (Real Estate)..................         3,518         72,918
                       Getronics NV (Information Technology)+......................         5,332          1,317
                       Hagemeyer NV (Industrial & Commercial)......................         2,541         16,892
                       Heineken NV (Consumer Staples)..............................        25,769        928,483
                       ING Groep NV (Finance)......................................         2,391         36,283
                       Koninklijke Ahold NV (Consumer Discretionary)...............        17,502        218,225
                       Koninklijke KPN NV (Information Technology)+................         8,045         56,419
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................        34,096        578,555
                       Reed Elsevier NV (Information & Entertainment)..............        15,658        171,859
                       Royal Dutch Petroleum Co. NV (Energy).......................        94,093      3,897,544
                       TPG NV (Industrial & Commercial)............................        13,360        202,450
                       Unilever NV (Consumer Staples)..............................        35,210      1,977,661
                       Vedior NV (Industrial & Commercial).........................         8,966         48,338
                       Wereldhave Nv (Real Estate).................................         1,331         73,615
                       Wolters Kluwer NV (Information & Entertainment).............         9,537        141,855
                                                                                                    -------------
                                                                                                       9,745,708
                                                                                                    -------------
                       NEW ZEALAND -- 0.0%
                       Carter Holt Harvey, Ltd. (Materials)........................        46,988         44,246
                                                                                                    -------------

                       NORWAY -- 0.3%
                       Den Norske Bank ASA (Finance)...............................         5,579         26,746
                       Gjensidige NOR ASA (Finance)................................           479         15,332
                       Norsk Hydro ASA, Class B (Industrial & Commercial)..........         7,067        294,158
                       Norske Skogindustrier ASA, Class A (Materials)..............         1,800         23,252
                       Orkla ASA (Consumer Staples)................................         6,700        105,302
                       Statoil ASA (Utilities).....................................         2,600         19,965
                       Tanderg ASA (Information Technology)+.......................           500          2,828
                       Tomra Systems ASA (Consumer Staples)........................         1,500          7,686
                                                                                                    -------------
                                                                                                         495,269
                                                                                                    -------------

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       PORTUGAL -- 0.5%
                       Banco Comercial Portugues SA (Finance)......................        43,176   $     92,738
                       Electricidade de Portugal SA (Energy).......................       341,397        553,631
                       Portugal Telecom SGPS, SA (Information Technology)..........        15,119        105,866
                                                                                                    -------------
                                                                                                         752,235
                                                                                                    -------------
                       SINGAPORE -- 1.5%
                       Capitaland, Ltd. (Real Estate)..............................        84,000         48,774
                       Chartered Semiconductor Manufacturing, Ltd. (Information
                         Technology)+..............................................        26,000         10,613
                       City Developments, Ltd. (Real Estate).......................        41,000         91,454
                       Cycle & Carriage, Ltd. (Consumer Discretionary).............         8,750         16,801
                       DBS Group Holdings, Ltd. (Finance)..........................        68,000        398,747
                       Fraser & Neave, Ltd. (Consumer Staples).....................        14,400         67,056
                       Haw Par Corp., Ltd. (Healthcare)............................         2,739          5,385
                       Hotel Properties, Ltd. (Information & Entertainment)........        54,000         29,647
                       Keppel Corp., Ltd. (Multi-industry).........................        40,000         84,624
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............        65,000        340,050
                       Overseas Union Enterprise, Ltd. (Information &
                         Entertainment)............................................         6,000         20,179
                       SembCorp Industries, Ltd. (Industrial & Commercial).........        76,000         36,920
                       Singapore Airlines, Ltd. (Information & Entertainment)......        52,000        288,482
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................        21,000        220,932
                       Singapore Technologies Engineering, Ltd. (Industrial &
                         Commercial)...............................................       128,000        127,305
                       Singapore Telecommunications, Ltd. (Information
                         Technology)...............................................       361,000        271,873
                       United Overseas Bank, Ltd. (Finance)........................        67,000        404,438
                       United Overseas Land, Ltd. (Information & Entertainment)....        37,000         34,459
                       Venture Corp., Ltd. (Information Technology)................        10,000         74,736
                                                                                                    -------------
                                                                                                       2,572,475
                                                                                                    -------------
                       SPAIN -- 4.9%
                       Acciona SA (Consumer Staples)...............................           240         10,439
                       Acerinox SA (Materials).....................................           759         27,918
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................         3,366        107,182
                       Altadis SA (Consumer Staples)...............................        18,332        418,756
                       Amadeus Global Travel Distribution SA (Industrial &
                         Commercial)...............................................        20,310         81,795
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)...............................................        15,162        179,116
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................       122,379      1,060,632
                       Banco Santander Central Hispano SA (Finance)................       177,296      1,094,841
                       Endesa SA (Energy)..........................................        37,949        455,237
                       Fomento de Construcciones y Contratas SA (Industrial &
                         Commercial)...............................................         5,375        124,108
                       Gas Natural SDG, SA (Utilities).............................        37,688        745,550
                       Grupo Dragados SA (Industrial & Commercial).................         8,972        160,913
                       Grupo Ferrovial SA (Consumer Staples).......................           529         13,862
                       Iberdrola SA (Energy).......................................        36,367        533,900
                       Inmobiliaria Colonial SA (Real Estate)......................         8,986        143,696
                       Inmobiliaria Urbis SA (Real Estate).........................         5,700         37,341
                       Metrovacesa SA (Real Estate)................................        10,338        264,239
                       Repsol YPF, SA (Energy).....................................        39,559        567,592
                       Sociedad General de Aguas de Barcelona SA (Utilities).......         5,668         63,915
                       Sol Melia SA (Information & Entertainment)..................         5,300         21,629
                       Telefonica SA (Information Technology)+.....................       156,380      1,508,140
                       TelePizza SA (Information & Entertainment)+.................        11,911          9,466
                       Union Fenosa SA (Energy)....................................        32,745        426,921
                       Vallehermoso SA (Real Estate)...............................        26,443        244,511
                                                                                                    -------------
                                                                                                       8,301,699
                                                                                                    -------------
                       SWEDEN -- 1.6%
                       Assa Abloy AB (Consumer Staples)............................         2,450         25,171
                       Atlas Copco AB, Class A (Industrial & Commercial)...........         4,000         74,297
                       Atlas Copco AB, Class B (Industrial & Commercial)...........         2,300         39,650

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       Castellum AB (Real Estate)..................................         4,029   $     55,191
                       Electrolux AB, Class B (Consumer Discretionary).............        10,900        158,804
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......        27,300        567,291
                       Holmen AB, Class B (Materials)..............................         1,300         28,297
                       JM AB, Class B (Real Estate)................................         2,912         47,496
                       Nordea AB (Finance).........................................        56,726        242,996
                       Sandvik AB (Industrial & Commercial)........................        10,669        220,462
                       Securitas AB, Class B (Industrial & Commercial).............        16,644        185,489
                       Skandia Forsakrings AB (Finance)............................        10,182         22,813
                       Skandinaviska Enskilda Banken AB (Finance)..................         9,377         76,199
                       Skanska AB, Class B (Industrial & Commercial)...............        15,500         84,571
                       SKF AB, Class B (Materials).................................         2,750         67,520
                       SSAB Svenskt Stal AB, Class A (Materials)...................         1,900         21,836
                       Svenska Cellulosa AB, Class B (Materials)...................         1,527         47,951
                       Svenska Handelsbanken AB, Series A (Finance)................        17,010        214,252
                       Swedish Match AB (Consumer Staples).........................         7,400         53,261
                       Tele2 AB, Class B (Information Technology)+.................           600         15,985
                       Telia AB (Information Technology)...........................        71,689        253,830
                       Volvo AB, Class A (Consumer Discretionary)..................         1,750         28,035
                       Volvo AB, Class B (Consumer Discretionary)..................         6,100        101,618
                       WM-data AB, Class B (Information Technology)................         8,900          7,801
                                                                                                    -------------
                                                                                                       2,640,816
                                                                                                    -------------
                       SWITZERLAND -- 7.9%
                       ABB, Ltd. (Industrial & Commercial)+........................         7,398         21,634
                       Adecco SA (Industrial & Commercial).........................         9,635        305,001
                       Centerpulse AG (Healthcare)+................................           100         15,828
                       Ciba Specialty Chemicals AG (Materials).....................         1,100         69,160
                       Clariant AG (Materials).....................................         2,100         29,170
                       Compagnie Financiere Richemont AG (Consumer
                         Discretionary)(1).........................................         2,520         41,912
                       Credit Suisse Group (Finance)+..............................        41,034        880,468
                       Georg Fisher AG (Consumer Discretionary)....................            35          3,224
                       Givaudan SA (Materials).....................................           184         76,810
                       Holcim, Ltd., Class B (Materials)...........................           442         74,402
                       Kudelski SA (Information Technology)+.......................           100          1,243
                       Logitech International (Information Technology)+............           530         17,707
                       Lonza Group AG (Materials)..................................           590         34,291
                       Nestle SA (Consumer Staples)+...............................        16,411      3,407,336
                       Novartis AG (Healthcare)....................................        74,631      2,728,040
                       Oerlikon Buhrle Holding AG (Industrial & Commercial)........           100          6,141
                       PSP Swiss Property AG (Real Estate).........................           500         55,744
                       Roche Holding AG (Healthcare)...............................         5,988        676,351
                       Roche Holding AG (Healthcare)...............................        19,430      1,333,118
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................           478        155,157
                       Sulzer AG (Industrial & Commercial)+........................            31          4,079
                       Swatch Group AG (Consumer Discretionary)....................         1,041         86,569
                       Swatch Group AG (Consumer Discretionary)....................         1,084         18,227
                       Swiss Re (Finance)..........................................         6,434        388,763
                       Swisscom AG (Information Technology)........................         1,319        405,001
                       Syngenta AG (Materials).....................................         1,653         99,698
                       UBS AG (Finance)+...........................................        45,906      1,981,759
                       Valora Holding AG (Consumer Discretionary)..................            90         15,857
                       Zurich Financial Services AG (Finance)......................         2,730        264,947
                                                                                                    -------------
                                                                                                      13,197,637
                                                                                                    -------------

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       THAILAND -- 0.0%
                       Advance Agro Public Co., Ltd. (Materials)+..................           660   $        210
                       CMIC Finance & Security Public Co., Ltd. (Finance)+(2)......         6,700              0
                       Finance One Public Co., Ltd. (Finance)+(2)..................        37,700              0
                       General Finance & Securities Public Co., Ltd.
                         (Finance)+(2).............................................         7,650              0
                       Univest Land Public Co., Ltd. (Real Estate)+(2).............        22,500              0
                                                                                                    -------------
                                                                                                             210
                                                                                                    -------------
                       UNITED KINGDOM -- 29.5%
                       AMEC PLC (Industrial & Commercial)..........................         2,405          6,725
                       Amersham, PLC (Healthcare)..................................        27,419        211,984
                       ARM Holdings, PLC (Information Technology)+.................        11,888          8,946
                       AstraZeneca, PLC (Healthcare)...............................        82,734      2,796,718
                       Aviva, PLC (Finance)........................................        21,650        139,871
                       AWG, PLC (Consumer Staples)+................................       720,392            948
                       AWG, PLC (Utilities)+.......................................         5,297         37,358
                       BAA, PLC (Industrial & Commercial)..........................        40,084        296,054
                       BAE Systems, PLC (Industrial & Commercial)..................       233,484        436,879
                       Barclays, PLC (Finance).....................................       205,537      1,184,189
                       BG Group, PLC (Energy)......................................       136,493        527,071
                       BHP Billiton, PLC (Materials)...............................        35,149        164,204
                       BICC PLC (Industrial & Commercial)..........................         3,340          8,901
                       BOC Group, PLC (Materials)..................................         7,836        101,507
                       Boots Group (Consumer Discretionary)........................        31,258        268,401
                       BP, PLC (Energy)............................................     1,001,598      6,293,753
                       BPB, PLC (Materials)+.......................................         7,850         31,249
                       Brambles Industries, PLC (Industrial & Commercial)..........        58,117        141,965
                       British Airways, PLC (Information & Entertainment)+.........        54,834        103,053
                       British American Tobacco, PLC (Consumer Staples)+...........       115,990      1,097,087
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................        42,068        410,009
                       BT Group, PLC (Information Technology)+.....................       316,669        903,770
                       Bunzl, PLC (Industrial & Commercial)........................        13,794         78,282
                       Cadbury Schweppes, PLC (Consumer Staples)...................       100,302        546,123
                       Capita Group, PLC (Industrial & Commercial).................        56,362        189,829
                       Carlton Communications, PLC (Information & Entertainment)...        14,204         26,110
                       Centrica, PLC (Utilities)...................................       202,116        514,499
                       Chelsfield, PLC (Real Estate)...............................        21,463         85,086
                       Chubb, PLC (Information Technology).........................        54,328         72,387
                       Compass Group, PLC (Consumer Staples).......................        80,820        385,873
                       Corus Group, PLC (Materials)+...............................        47,892         20,877
                       De La Rue, PLC (Industrial & Commercial)....................        16,958         77,130
                       Derwent Valley Holdings, PLC (Real Estate)*.................         4,227         35,114
                       Diageo, PLC (Consumer Staples)..............................       177,304      1,811,186
                       Dixons Group, PLC (Consumer Discretionary)..................        64,203        109,043
                       Electrocomponents PLC (Information Technology)..............         3,502         15,107
                       EMI Group, PLC (Information & Entertainment)................        18,005         40,280
                       GKN, PLC (Consumer Discretionary)...........................        23,767         73,109
                       GlaxoSmithKline, PLC (Healthcare)...........................       291,959      5,494,153
                       Granada, PLC (Information & Entertainment)..................        62,966         66,548
                       GUS, PLC (Consumer Discretionary)...........................        40,454        328,731
                       Hanson, PLC (Materials).....................................        11,286         48,640
                       Hays, PLC (Industrial & Commercial).........................       135,871        172,655
                       HBOS, PLC (Finance).........................................       132,169      1,197,937
                       Hilton Group, PLC (Information & Entertainment).............        78,084        199,089
                       HSBC Holdings, PLC (Finance)................................       288,257      2,992,003
                       IMI PLC (Multi-industry)....................................         2,840         11,305
                       Imperial Chemical Industries, PLC (Materials)...............        17,873         58,653
                       Imperial Tobacco Group, PLC (Consumer Staples)..............        37,930        579,631
                       Invensys, PLC (Industrial & Commercial).....................       182,234        143,888
                       J Sainsbury, PLC (Consumer Discretionary)...................        74,456        288,126

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Johnson Matthey, PLC (Multi-industry)+......................         3,647   $     45,113
                       Kidde, PLC (Industrial & Commercial)........................         6,684          7,092
                       Kingfisher, PLC (Consumer Discretionary)....................        43,944        139,150
                       Legal & General Group, PLC (Finance)........................        62,373         77,207
                       Lloyds TSB Group, PLC (Finance).............................       168,445      1,050,147
                       Logica, PLC (Information Technology)........................         9,785         19,516
                       Marks & Spencer Group, PLC (Consumer Discretionary).........        84,182        411,964
                       Misys, PLC (Information Technology).........................        17,858         51,995
                       National Grid Group, PLC (Utilities)+.......................       271,073      1,770,230
                       Next, PLC (Consumer Discretionary)..........................         2,574         32,179
                       P&O Princess Cruises, PLC (Information & Entertainment)+....        25,994        168,042
                       Pearson, PLC (Information & Entertainment)..................        20,728        185,315
                       Peninsular & Oriental Steam Navigation Co. (Industrial &
                         Commercial)...............................................        21,781         58,042
                       Pilkington PLC (Materials)..................................         8,096          9,089
                       Pillar Property, PLC (Real Estate)..........................         3,367         20,354
                       Prudential, PLC (Finance)...................................        19,156        119,977
                       Reckitt & Colman, PLC (Consumer Staples)....................        30,906        536,350
                       Reed International, PLC (Information & Entertainment).......        32,675        253,694
                       Rentokil Initial, PLC (Industrial & Commercial).............       157,104        508,458
                       Reuters Group, PLC (Information & Entertainment)............        32,608         93,331
                       Rexam, PLC (Materials)+.....................................         7,149         42,394
                       Rio Tinto, PLC (Materials)..................................        15,988        292,450
                       RMC Group, PLC (Materials)..................................         4,447         27,834
                       Rolls-Royce, PLC (Consumer Discretionary)...................       111,069        178,592
                       Royal & Sun Alliance Insurance Group, PLC (Finance).........        13,811         21,923
                       Royal Bank of Scotland Group, PLC (Finance).................        84,599      1,863,368
                       Sage Group, PLC (Information Technology)....................        32,814         63,693
                       Scottish & Newcastle, PLC (Consumer Staples)................        23,411        158,276
                       Scottish and Southern Energy, PLC (Energy)..................       143,202      1,429,851
                       Scottish Power, PLC (Energy)+...............................       125,210        691,525
                       Serco Group, PLC (Industrial & Commercial)..................        37,810         88,007
                       Severn Trent Water, PLC (Utilities)+........................        14,995        169,702
                       Shell Transport & Trading Co., PLC (Energy).................       217,473      1,320,032
                       Six Continents, PLC (Industrial & Commercial)...............        41,199        350,034
                       Smith & Nephew, PLC (Healthcare)............................        14,791         84,183
                       Smiths Industries, PLC (Industrial & Commercial)............         4,496         47,259
                       Tate & Lyle, PLC (Consumer Staples).........................        10,800         50,276
                       Tesco, PLC (Consumer Staples)...............................       241,601        657,733
                       Unilever, PLC (Consumer Staples)............................       149,279      1,298,994
                       Vodafone Group, PLC (Information Technology)................     2,225,647      3,990,576
                       Wolseley, PLC (Materials)...................................         4,655         36,908
                       WPP Group, PLC (Industrial & Commercial)....................        25,408        178,046
                       Yorkshire Water, PLC (Industrial & Commercial)..............        16,951        112,092
                                                                                                    -------------
                                                                                                      49,543,029
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $197,446,477)......................                  154,763,630
                                                                                                    -------------

                                                        PREFERRED STOCK -- 0.2%         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. (Information & Entertainment)..............        39,176        217,956
                                                                                                    -------------

---------------------

                                       PREFERRED STOCK (CONTINUED)                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       GERMANY -- 0.1%
                       Henkel KGaA (Consumer Staples)..............................           400   $     24,245
                       Porsche AG (Consumer Discretionary).........................            50         20,137
                       Volkswagen AG (Consumer Discretionary)......................           700         21,425
                                                                                                    -------------
                                                                                                          65,807
                                                                                                    -------------

                       SWITZERLAND -- 0.0%
                       Schindler Hldg Ag (Consumer Staples)........................            40          7,077
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $377,974).......................                      290,840
                                                                                                    -------------

                       EXCHANGE TRADED FUNDS -- 0.1%
                       ------------------------------------------------------------------------------------------
                       NETHERLANDS -- 0.1%
                       Rodamco Europe NV (Cost $151,825)...........................         4,174        182,445
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $197,976,276).............                  155,236,915
                                                                                                    -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.5%                                    AMOUNT
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 2.5%
                       Euro Time Deposit with State Street Bank & Trust Co. 0.75%
                         due 2/03/03 (cost $4,228,000).............................  $  4,228,000      4,228,000
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $4,228,000)...............                    4,228,000
                                                                                                    -------------
                       TOTAL INVESTMENTS --
                         (cost $202,204,276)                94.9%                                    159,464,915
                       Other assets less liabilities --      5.1                                       8,544,972
                       ------                                                                       -------------
                       NET ASSETS --                       100.0%                                   $168,009,887
                                                           ------                                   =============
                                                           ------

              -----------------------------
              + Non-income producing securities.
              (1) Consists of more than one class of securities traded together as a unit.
              (2) Fair valued security; see Note 2

                                                           ---------------------

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                                   UNREALIZED
                       NUMBER OF                                     EXPIRATION    VALUE AT      VALUE AS OF      APPRECIATION/
                       CONTRACTS             DESCRIPTION                DATE      TRADE DATE   JANUARY 31, 2003   DEPRECIATION
                       --------------------------------------------------------------------------------------------------------
                       79 Short    Dow Jones Euro STOXX 50.........  March 2003   $1,891,575      $1,911,538        $ (19,963)
                        83 Long    TOPIX Index Future..............  March 2003   5,793,668        5,653,743         (139,924)
                       125 Short   FTSE 100 IDX Future.............  March 2003   7,242,045        7,260,017          (17,972)
                                                                                                                    ---------
                                                                                                                    $(177,859)
                                                                                                                    =========

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT                 IN            DELIVERY    GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR         DATE        APPRECIATION
                       ------------------------------------------------------------------------
                       *AUD      1,138,894   USD        665,000   04/10/2003     $     1,737
                       *EUR      3,000,000   USD      3,242,250   04/10/2003          29,635
                       *USD      2,428,937   EUR      2,537,000   04/10/2003          64,079
                       *USD     29,593,012   JPY  3,623,040,876   03/13/2003         656,439
                       *USD     82,693,177   GBP     52,277,731   03/13/2003       3,047,323
                       *USD     78,120,766   EUR     76,652,845   03/13/2003       4,058,567
                                                                                 -----------
                                                                                 $ 7,857,780
                                                                                 -----------

              ------------------------------------------------------------------

                            CONTRACT                 IN            DELIVERY    GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR         DATE        DEPRECIATION
                       ------------------------------------------------------------------------
                       *EUR     77,695,345   USD     79,738,569   03/13/2003     $(3,558,427)
                       *GBP     56,784,730   USD     90,000,101   03/13/2003      (3,132,313)
                       *JPY  2,849,103,518   USD     23,458,754   03/13/2003        (328,949)
                       *USD      4,517,000   AUD      7,708,586   04/10/2003         (27,708)
                                                                                 -----------
                                                                                 $(7,047,397)
                                                                                 ===========

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                       AUD - Australian Dollar
                       EUR - Euro
                       GBP - Pound Sterling
                       JPY  - Japanese Yen
                       USD - United States Dollar

              See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS PORTFOLIO
    Putnam Investment Management, LLC   INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 96.7%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       BRAZIL -- 3.9%
                       Aracruz Celulose SA ADR (Materials).........................        16,008   $   309,755
                       Companhia Energetica de Minas Gerais ADR (Energy)...........        18,855       133,871
                       Companhia Vale do Rio Doce ADR (Materials)..................        12,852       355,358
                       Gerdau SA ADR (Materials)...................................        14,200       130,356
                       Petroleo Brasileiro SA ADR (Energy).........................        40,766       604,560
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................        83,586       643,612
                       Tractebel Energia SA (Utilities)............................           496             1
                       Uniao de Bancos Brasileiros SA GDR (Finance)................        36,280       424,113
                                                                                                    ------------
                                                                                                      2,601,626
                                                                                                    ------------
                       CHILE -- 0.6%
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................        22,597       211,282
                       Empresa Nacional de Electricidad SA ADR (Energy)............        27,400       210,432
                                                                                                    ------------
                                                                                                        421,714
                                                                                                    ------------
                       CZECH REPUBLIC -- 0.6%
                       Komercni Banka AS ORD (Finance)+............................         6,008       421,869
                                                                                                    ------------
                       HONG KONG -- 7.7%
                       Byd Co., Ltd. (Information Technology)+.....................       102,000       175,232
                       Cathay Pacific Airways, Ltd. (Information &
                         Entertainment)............................................        70,000       104,552
                       Cheung Kong Infrastructure Holdings, Ltd. (Industrial &
                         Commercial)...............................................        96,000       166,770
                       China Merchants Holdings International Co., Ltd.
                         (Finance).................................................       392,000       299,028
                       China Mobile (Hong Kong), Ltd. (Information Technology)+....       544,000     1,283,290
                       China Petroleum & Chemical Corp. (Energy)...................     1,368,000       252,555
                       China Shipping Development Co., Ltd. (Industrial &
                         Commercial)...............................................     1,232,000       279,571
                       China Telecom Corp. (Information Technology)+...............       145,000        28,071
                       China Telecom Corp., Ltd. ADR (Information Technology)+.....        10,580       203,136
                       CNOOC, Ltd. (Energy)........................................       287,000       369,791
                       Cosco Pacific, Ltd. (Industrial & Commercial)...............       396,000       368,079
                       Denway Motors, Ltd. (Consumer Discretionary)................       598,000       243,418
                       Hong Kong Exchanges & Clearing, Ltd. (Finance)..............       190,000       226,540
                       Huaneng Power International, Inc. (Energy)..................       452,000       370,874
                       PetroChina Co., Ltd. (Energy)...............................     2,052,000       434,080
                       Tsingtao Brewery Co., Ltd. (Consumer Staples)...............       240,000       153,847
                       Yanzhou Coal Mining, Ltd. (Energy)..........................       438,000       188,116
                                                                                                    ------------
                                                                                                      5,146,950
                                                                                                    ------------
                       HUNGARY -- 1.9%
                       EGIS Rt. (Healthcare).......................................         5,366       297,625
                       Magyar Tavkozlesi Rt. (Information Technology)..............        58,660       204,415
                       MOL Magyar Olaj-es Gazipari Rt. (Energy)+...................        12,020       274,566
                       OTP Bank Rt. (Finance)+.....................................        13,110       253,604
                       OTP Bank, Ltd. GDR (Finance)+...............................        11,833       229,029
                                                                                                    ------------
                                                                                                      1,259,239
                                                                                                    ------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDIA -- 7.0%
                       Associated Cement Cos., Ltd. (Industrial & Commercial)......        55,768   $   166,849
                       Bharat Heavy Electricals, Ltd. (Industrial & Commercial)....        64,239       239,653
                       HDFC Bank, Ltd. (Finance)...................................        18,517        91,829
                       HDFC Bank, Ltd. ADR (Finance)+..............................        24,400       364,780
                       Hindustan Lever, Ltd. (Consumer Staples)....................        85,324       305,099
                       Hindustan Petroleum Corp., Ltd. (Energy)....................        19,540       119,109
                       Housing Development Finance Corp., Ltd. (Finance)...........        59,422       466,372
                       ICICI Bank, Ltd. (Finance)..................................        29,352        92,178
                       ICICI Bank, Ltd. ADR (Finance)..............................        38,600       269,814
                       Infosys Technologies, Ltd. (Information Technology).........        11,041       993,886
                       ITC, Ltd. (Consumer Staples)................................        18,205       243,622
                       Ranbaxy Laboratories, Ltd. (Healthcare).....................        31,471       428,231
                       Reliance Industries, Ltd. (Materials).......................        86,134       496,289
                       Satyam Computer Services, Ltd. (Information Technology).....        29,526       138,422
                       Tata Engineering & Locomotive Co., Ltd. (Consumer
                         Discretionary)+...........................................        76,143       245,178
                                                                                                    ------------
                                                                                                      4,661,311
                                                                                                    ------------
                       INDONESIA -- 1.0%
                       PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples).........       494,500       165,856
                       PT Telekomunikasi Indonesia Tbk (Information Technology)....       956,200       363,830
                       PT Unilever Indonesia Tbk (Consumer Staples)................        77,500       169,504
                                                                                                    ------------
                                                                                                        699,190
                                                                                                    ------------
                       ISRAEL -- 2.5%
                       Check Point Software Technologies, Ltd. (Information
                         Technology)+..............................................        17,707       253,741
                       Taro Pharmaceutical Industries, Ltd. (Healthcare)+..........         7,889       277,299
                       Teva Pharmaceutical Industries, Ltd. ADR (Healthcare).......        30,110     1,156,224
                                                                                                    ------------
                                                                                                      1,687,264
                                                                                                    ------------
                       KOREA -- 1.9%
                       Hana Bank (Finance)+........................................         9,500       139,182
                       KH Vatec Co., Ltd. (Information Technology).................         2,770       136,848
                       KT&G Corp. GDR (Consumer Staples)+*.........................        74,610       528,985
                       LG Investment & Securities Co., Ltd. (Finance)..............        11,740       119,000
                       SK Corp. (Energy)...........................................        17,470       191,218
                       Ssangyong Motor Co. (Consumer Discretionary)+...............        23,360        93,718
                       You Eal Electronic Co., Ltd. (Information Technology).......         3,936        79,458
                                                                                                    ------------
                                                                                                      1,288,409
                                                                                                    ------------
                       MALAYSIA -- 5.1%
                       British American Tobacco Malaysia Berhad (Consumer
                         Staples)..................................................        16,800       160,263
                       Gamuda Berhad (Industrial & Commercial).....................       100,000       155,263
                       Genting Berhad ORD (Information & Entertainment)............        65,000       253,158
                       IJM Corp. Berhad (Consumer Discretionary)...................       199,000       253,463
                       IOI Corp. Berhad (Materials)................................       178,000       276,368
                       Malayan Banking Berhad (Finance)............................       193,900       410,762
                       Maxis Communications Berhad (Information Technology)+.......       119,600       176,253
                       PLUS Expressways Berhad (Industrial & Commercial)+..........       366,000       217,674
                       Public Bank Berhad (Finance)................................       480,625       290,904
                       Resorts World Berhad (Information & Entertainment)..........       132,000       364,737
                       Sime Darby Berhad (Industrial & Commercial).................       209,000       288,750

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       MALAYSIA (continued)
                       Tanjong, PLC (Information & Entertainment)..................       102,000   $   234,868
                       Telekom Malaysia Berhad (Information Technology)............       101,000       207,316
                       YTL Corporation Berhad (Finance)............................        96,320        88,716
                                                                                                    ------------
                                                                                                      3,378,495
                                                                                                    ------------
                       MEXICO -- 10.1%
                       America Movil SA de CV, Series L ADR (Information
                         Technology)...............................................        93,660     1,319,669
                       Cemex SA de CV ADR (Materials)..............................        33,184       623,859
                       Coca-Cola Femsa SA de CV ADR (Consumer Staples).............        16,429       300,486
                       Consorcio ARA SA de CV (Real Estate)+.......................        99,118       146,283
                       Fomento Economico Mexicano SA de CV ADR (Consumer
                         Staples)..................................................        11,931       399,689
                       Grupo Aeroportuario del Sureste SA de CV, Series B ADR
                         (Industrial & Commercial).................................        17,558       186,642
                       Grupo Financiero Banorte SA de CV, Class O (Finance)+.......       100,458       237,125
                       Grupo Financiero BBVA Bancomer SA de CV, Series B
                         (Finance)+................................................     1,255,132       960,707
                       Grupo Televisa SA ADR (Information & Entertainment)+........        13,205       337,652
                       Telefonos de Mexico SA de CV ADR (Utilities)................        57,245     1,713,915
                       Wal-Mart de Mexico SA de CV, Series C (Consumer
                         Discretionary)............................................        82,898       165,431
                       Wal-Mart de Mexico SA de CV, Series V (Consumer
                         Discretionary)............................................       169,263       377,036
                                                                                                    ------------
                                                                                                      6,768,494
                                                                                                    ------------
                       PHILIPPINES -- 0.3%
                       Ayala Land, Inc. (Real Estate)..............................     1,334,000       122,681
                       SM Prime Holdings, Inc. (Real Estate).......................       935,268        90,356
                                                                                                    ------------
                                                                                                        213,037
                                                                                                    ------------
                       RUSSIA -- 5.2%
                       Gazprom ADR (Utilities).....................................        14,200       156,910
                       Gazprom ODR (Utilities).....................................         6,317        69,803
                       LUKOIL ADR (Energy).........................................        13,875       782,550
                       MMC Norilsk Nickel (Materials)+.............................         6,880       166,840
                       Mobile Telesystems ADR (Information Technology)+............         8,900       325,295
                       RAO Unified Energy Systems ADR (Energy).....................        27,230       300,892
                       Sibneft ADR (Energy)+.......................................        13,600       263,160
                       YUKOS Corp. ADR (Energy)....................................        10,066     1,404,207
                                                                                                    ------------
                                                                                                      3,469,657
                                                                                                    ------------
                       SOUTH AFRICA -- 7.7%
                       Anglo American Platinum Corp., Ltd. (Materials).............        10,210       396,002
                       Anglogold, Ltd. (Materials).................................         8,300       298,438
                       Gold Fields, Ltd. (Materials)...............................        29,654       389,094
                       Impala Platinum Holdings, Ltd. (Materials)..................         6,675       465,066
                       Johnnic Holdings, Ltd. (Industrial & Commercial)+...........        46,320       271,122
                       FirstRand, Ltd. (Finance)...................................       592,181       499,157
                       Sanlam, Ltd. (Finance)......................................       520,747       451,222
                       Sappi, Ltd. (Materials).....................................        46,057       646,943
                       Sasol, Ltd. (Energy)........................................        77,007       823,405
                       Standard Bank Group, Ltd. (Finance).........................       255,344       901,568
                                                                                                    ------------
                                                                                                      5,142,017
                                                                                                    ------------
                       SOUTH KOREA -- 20.1%
                       Cheil Communications, Inc. (Industrial & Commercial)........         1,190        97,917
                       Cheil Industries, Inc. (Consumer Discretionary)+............        11,350       142,117
                       CJ Home Shopping Co., Ltd. (Consumer Discretionary)+........         4,269       172,724

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       SOUTH KOREA (continued)
                       Daelim Industrial Co. (Industrial & Commercial)+............        17,960   $   243,240
                       Hyundai Mobis (Consumer Discretionary)+.....................         7,700       140,358
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)+...........        20,790       437,405
                       Kookmin Bank (Finance)+.....................................        36,122     1,230,733
                       Korea Electric Power Corp. (Utilities)+.....................        45,680       686,756
                       KT Corp. (Information Technology)+..........................         9,480       385,175
                       KT Corp. ADR (Information Technology).......................        29,784       615,635
                       LG Chem, Ltd. (Materials)+..................................         7,830       286,789
                       LG Electronics, Inc. (Industrial & Commercial)+.............        13,260       446,141
                       LG Household & Health Care, Ltd. (Consumer Staples)+........         5,800       158,833
                       POSCO (Materials)...........................................         6,430       651,763
                       POSCO ADR (Materials).......................................        27,654       705,177
                       S1 Corp. (Industrial & Commercial)..........................        10,110       186,871
                       Samsung Electronics Co., Ltd. (Information Technology)......        16,906     4,197,699
                       Samsung Fire & Marine Insurance Co. (Finance)...............         7,250       374,851
                       Samsung SDI Co., Ltd. (Information Technology)..............         5,280       289,635
                       Samsung Securities Co., Ltd. (Finance)+.....................         7,310       164,693
                       Shinhan Financial Group Co., Ltd. (Finance)+................        28,830       321,698
                       Shinsegae Co., Ltd. (Consumer Discretionary)+...............         2,110       296,550
                       Sindo Ricoh Co. (Information Technology)+...................         3,620       192,100
                       SK Telecom Co., Ltd. (Information Technology)...............         4,600       701,363
                       SK Telecom Co., Ltd. ADR (Information Technology)...........        16,077       273,470
                                                                                                    ------------
                                                                                                     13,399,693
                                                                                                    ------------
                       TAIWAN -- 12.0%
                       ASE Test, Ltd. (Information Technology)+....................        51,103       147,125
                       Asustek Computer, Inc. (Information Technology)+............        65,151       119,707
                       Benq Corp. (Information Technology).........................       149,600       172,715
                       China Motor Co. (Industrial & Commercial)...................        95,000       191,044
                       China Steel Corp. (Materials)...............................       492,180       334,671
                       Chinatrust Financial Holding Co., Ltd. (Finance)+...........       590,319       522,678
                       Compal Electronics, Inc. (Information Technology)...........       194,200       229,264
                       Delta Electronics, Inc. (Utilities).........................        86,000       105,012
                       EVA Airways Corp. (Information & Entertainment)+............       328,688       142,660
                       Formosa Chemicals & Fibre Corp. (Materials).................       178,225       201,122
                       Formosa Plastic Corp. (Materials)...........................       296,970       397,850
                       Fubon Financial Holding Co., Ltd. (Finance).................       453,034       398,502
                       Great China Metal Industry Co., Ltd. (Materials)............       135,000        69,922
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................       128,408       442,146
                       MediaTek, Inc. (Information Technology).....................        14,000       113,831
                       Nan Ya Plastic Corp. (Materials)............................       330,140       368,733
                       Polaris Securities Co., Ltd. (Finance)+.....................       281,000       150,420
                       President Chain Store Corp. (Consumer Discretionary)........        91,611       149,769
                       Quanta Computer, Inc. (Information Technology)..............       114,262       218,209
                       Siliconware Precision Industries Co. (Information
                         Technology)+..............................................       201,000       100,616
                       SinoPac Holdings Co. (Finance)+.............................       755,214       326,691
                       Taishin Financial Holdings Co., Ltd. (Finance)+.............       816,000       498,194
                       Taiwan Cellular Corp. (Information Technology)+.............       150,181       119,502
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................       969,534     1,338,159
                       Taiwan Styrene Monomer Corp. (Materials)+...................        61,000        67,072
                       United Microelectronics Corp. (Information Technology)+.....     1,088,042       676,878
                       Wan Hai Lines, Ltd. (Industrial & Commercial)...............       188,000       158,299
                       Yuanta Core Pacific Securities Co. (Finance)+...............       192,000       111,111
                       Zyxel Communications Corp. (Information Technology)+........        66,000       146,094
                                                                                                    ------------
                                                                                                      8,017,996
                                                                                                    ------------

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       THAILAND -- 3.3%
                       Advanced Info Service PCL (Information Technology)(2).......       245,847   $   202,716
                       Bangkok Bank PCL (Finance)+(2)..............................       209,400       325,733
                       BEC World PCL (Information & Entertainment)(2)..............        36,000       181,895
                       Big C Supercenter PCL (Consumer Discretionary)+.............       199,900        77,622
                       Land and Houses PCL (Real Estate)+..........................     1,484,000       302,007
                       National Finance PCL (Finance)+.............................       757,000       251,448
                       PTT Exploration and Production PCL (Energy)(2)..............        70,500       206,140
                       Siam Cement PCL (Materials)+................................        22,060       672,895
                                                                                                    ------------
                                                                                                      2,220,456
                                                                                                    ------------
                       TURKEY -- 1.3%
                       Aksigorta AS (Finance)......................................    46,028,000       153,287
                       Anadolu Efes Biracilik ve Malt Sanayii AS (Consumer
                         Staples)+.................................................     8,287,400       121,689
                       Dogan Yayin Holdings AS (Information & Entertainment)+......   210,844,608       338,322
                       Haci Omer Sabanci Holding AS (Industrial & Commercial)+.....    38,462,998       105,968
                       Hurriyet Gazetecilik ve Matbaacilik AS (Information &
                         Entertainment)+...........................................             1             0
                       Turkiye Garanti Bankasi AS (Finance)+.......................    89,227,347       116,161
                                                                                                    ------------
                                                                                                        835,427
                                                                                                    ------------
                       UNITED KINGDOM -- 4.3%
                       Anglo American, PLC (Materials).............................       175,167     2,393,012
                       Old Mutual, PLC (Finance)...................................       372,198       491,328
                                                                                                    ------------
                                                                                                      2,884,340
                                                                                                    ------------
                       VENEZUELA -- 0.2%
                       Compania Anonima Nacional Telefonos de Venezuela, Class D
                         ADR (Utilities)...........................................        12,539       128,901
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $68,098,969).......................                  64,646,085
                                                                                                    ------------
                                                        PREFERRED STOCK -- 5.0%
                       -----------------------------------------------------------------------------------------
                       BRAZIL -- 4.5%
                       Banco Bradesco SA (Finance).................................            47             0
                       Banco Bradesco SA ADR (Finance).............................        14,655       207,222
                       Banco Itau SA ADR (Finance).................................        14,108       311,505
                       Bradespar SA (Industrial & Commercial)+.....................           190             0
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................        12,361       312,733
                       Companhia Brasileira de Distribuicao Grupo Pao de Acuca ADR
                         (Consumer Staples)........................................         9,578       136,965
                       Companhia de Bebidas das Americas ADR (Consumer Staples)....        31,583       454,795
                       Companhia Energetica de Minas Gerais (Energy)...............           611             5
                       Companhia Paranaense de Energia-Copel ADR (Energy)..........        78,008       189,559
                       Companhia Paulista de Forca e Luz, Pref 'A' (Utilities).....            68             1
                       Companhia Paulista de Forca e Luz, Pref 'C' (Utilities).....            39             1
                       Companhia Vale do Rio Doce ADR (Materials)+.................        17,945       471,056
                       CPFL Geracao de Energia SA (Utilities)+.....................           116             0
                       Petroleo Brasileiro SA ADR (Energy).........................        65,800       891,590
                       Tractebel Energia SA, Pref 'B' (Utilities)..................           504             0
                                                                                                    ------------
                                                                                                      2,975,432
                                                                                                    ------------
                       SOUTH KOREA -- 0.5%
                       Samsung Electronics Co., Ltd. (Information Technology)......         2,960       352,981
                                                                                                    ------------
                       TOTAL PREFERRED STOCK (cost $4,599,092).....................                   3,328,413
                                                                                                    ------------

                                                           ---------------------

                                              RIGHTS -- 0.0%                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       THAILAND -- 0.0%
                       TelecomAsia Corp., PCL (Utilities)+(1)(2)(cost $0)..........       124,768   $         0
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $72,698,061)..............                  67,974,498
                                                                                                    ------------
                       TOTAL INVESTMENTS --
                         (cost $72,698,061)                             101.7%                       67,974,498
                       Liabilities in excess of other assets --             (1.7)                    (1,156,798)
                       -------                                                                      ------------
                       NET ASSETS --                                 100.0%                         $66,817,700
                                                                            -------                 ============
                                                                            -------

              -----------------------------

              +   Non-income producing security
              *   Securities exempt from registration under Rule 144A of the
                  Securities Act of 1933. The may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              ORD -- Ordinary Depository Receipt
              (1) Fair valued security; See Note 2
              (2) Foreign shares

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES
    FOREIGN VALUE PORTFOLIO
    Templeton Investment Counsel, LLC   INVESTMENT PORTFOLIO -- JANUARY 31, 2003

                                          COMMON STOCK -- 86.8%                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       AUSTRALIA -- 3.2%
                       Alumina, Ltd. (Materials)...................................    21,700    $   59,792
                       APN News & Media (Information & Entertainment)..............    16,857        29,351
                       Australia & New Zealand Banking Group, Ltd. (Finance).......     9,990       100,968
                       Iluka Resources, Ltd. (Materials)...........................    17,450        45,524
                       Mayne Nickless, Ltd. (Industrial & Commercial)..............    28,200        53,068
                       WMC Resources, Ltd. (Materials).............................    11,900        27,766
                                                                                                 -----------
                                                                                                    316,469
                                                                                                 -----------
                       BERMUDA -- 0.9%
                       XL Capital, Ltd., Class A (Finance).........................     1,190        89,321
                                                                                                 -----------
                       CANADA -- 3.7%
                       Alcan, Inc. (Materials).....................................     2,490        70,316
                       BCE, Inc. (Information Technology)..........................     7,170       135,658
                       Celestica, Inc. (Information Technology)+...................     3,700        42,376
                       Husky Energy, Inc. (Energy).................................     5,600        60,288
                       TransCanada Pipelines, Ltd. (Utilities)+....................     4,370        65,550
                                                                                                 -----------
                                                                                                    374,188
                                                                                                 -----------
                       FINLAND -- 2.0%
                       Metsa-Serla Oyj, Class B (Materials)........................     7,000        54,127
                       Stora Enso Oyj (Materials)..................................     7,700        72,851
                       UPM-Kymmene Oyj (Materials).................................     2,560        71,895
                                                                                                 -----------
                                                                                                    198,873
                                                                                                 -----------
                       FRANCE -- 7.1%
                       Alstom (Industrial & Commercial)............................     9,800        46,940
                       Aventis SA (Healthcare).....................................     2,880       146,236
                       Axa (Finance)...............................................     7,950        97,503
                       Michelin SA, Class B (Consumer Discretionary)+..............     3,480       110,999
                       Pechiney SA, Class A (Materials)............................     2,380        66,967
                       Suez SA (Utilities).........................................     4,550        89,129
                       TotalFinaElf SA, Class B (Energy)...........................       780       105,213
                       Valeo SA (Consumer Discretionary)...........................     1,550        44,529
                                                                                                 -----------
                                                                                                    707,516
                                                                                                 -----------
                       GERMANY -- 7.9%
                       BASF AG (Materials).........................................     3,405       126,233
                       Bayer AG (Materials)........................................     4,440        78,153
                       Deutsche Post AG (Industrial & Commercial)..................    11,690       126,549
                       E.ON AG (Energy)............................................     3,470       157,449
                       Gehe AG (Healthcare)........................................     2,330        94,963
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....       661        63,179
                       Volkswagen AG (Consumer Discretionary)......................     3,420       141,701
                                                                                                 -----------
                                                                                                    788,227
                                                                                                 -----------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       HONG KONG -- 3.4%
                       Cheung Kong (Holdings), Ltd. (Real Estate)..................    15,000    $   98,078
                       CLP Holdings, Ltd. (Energy).................................    15,000        60,577
                       Hutchison Whampoa, Ltd. (Industrial & Commercial)...........    21,000       131,924
                       Swire Pacific Ltd., Class A (Industrial & Commercial).......    12,000        50,154
                                                                                                 -----------
                                                                                                    340,733
                                                                                                 -----------
                       ISRAEL -- 1.6%
                       Check Point Software Technologies, Ltd. (Information
                         Technology)+..............................................     5,630        80,678
                       Teva Pharmaceutical Industries, Ltd. ADR (Healthcare).......     2,110        81,024
                                                                                                 -----------
                                                                                                    161,702
                                                                                                 -----------
                       ITALY -- 4.2%
                       Banca Nazionale del Lavoro (Finance)........................    54,190        65,705
                       Eni SpA (Energy)............................................    13,140       198,834
                       Riunione Adriatica di Sicurta SpA (Finance).................     7,275        81,333
                       Sanpaolo IMI SpA (Finance)..................................    11,000        73,480
                                                                                                 -----------
                                                                                                    419,352
                                                                                                 -----------
                       JAPAN -- 8.2%
                       East Japan Railway Co. (Industrial & Commercial)............        25       114,835
                       Hitachi, Ltd. (Information Technology)......................    20,000        83,365
                       Komatsu, Ltd. (Industrial & Commercial).....................    13,000        43,458
                       NEC Corp. (Information Technology)..........................    23,000        82,447
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........    19,000        67,792
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................        30       100,538
                       Ono Pharmaceutical Co., Ltd. (Healthcare)...................     3,500       111,167
                       Sompo Japan Insurance, Inc. (Finance).......................    15,000        80,905
                       Sony Corp. (Information & Entertainment)....................     3,400       133,500
                                                                                                 -----------
                                                                                                    818,007
                                                                                                 -----------
                       KOREA -- 2.3%
                       Korea Electric Power Corp. ADR (Utilities)..................     8,850        73,543
                       Samsung Electronics Co., Ltd. GDR (Information
                         Technology)*..............................................     1,293       156,776
                                                                                                 -----------
                                                                                                    230,319
                                                                                                 -----------
                       MEXICO -- 1.4%
                       Telefonos de Mexico SA de CV ADR (Utilities)................     4,750       142,215
                                                                                                 -----------
                       NETHERLANDS -- 6.7%
                       Akzo Nobel NV (Materials)...................................     3,090        81,138
                       IHC Caland NV (Industrial & Commercial).....................     1,450        69,997
                       ING Groep NV (Finance)......................................     8,470       128,532
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................     7,500       127,263
                       Unilever NV (Consumer Staples)..............................     3,390       190,408
                       Wolters Kluwer NV (Information & Entertainment).............     4,990        74,222
                                                                                                 -----------
                                                                                                    671,560
                                                                                                 -----------
                       NEW ZEALAND -- 1.2%
                       Telecommunications Corp. of New Zealand Ltd. ADR
                         (Information Technology)..................................    48,100       115,457
                                                                                                 -----------

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       NORWAY -- 0.9%
                       Norsk Hydro ASA, Class B (Industrial & Commercial)..........     2,270    $   94,487
                                                                                                 -----------
                       SINGAPORE -- 0.9%
                       DBS Group Holdings, Ltd. (Finance)..........................    15,300        89,718
                                                                                                 -----------
                       SOUTH KOREA -- 1.6%
                       KT Corp. (Information Technology)...........................     5,250       108,517
                       POSCO ADR (Materials).......................................     1,880        47,940
                                                                                                 -----------
                                                                                                    156,457
                                                                                                 -----------
                       SPAIN -- 5.5%
                       Banco Popular Espanol SA (Finance)..........................       920        37,545
                       Endesa SA (Energy)..........................................     8,060        96,688
                       Iberdrola SA (Energy).......................................     7,600       111,575
                       Repsol SA ADR (Energy)......................................     9,250       133,940
                       Telefonica SA (Information Technology)+.....................    17,140       165,299
                                                                                                 -----------
                                                                                                    545,047
                                                                                                 -----------
                       SWEDEN -- 3.6%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........     3,600        66,867
                       Holmen AB, Class B (Materials)..............................     3,060        66,606
                       Nordea AB GDR (Finance).....................................    24,700       106,106
                       Volvo AB, Class B (Consumer Discretionary)..................     7,130       118,777
                                                                                                 -----------
                                                                                                    358,356
                                                                                                 -----------
                       SWITZERLAND -- 4.6%
                       Clariant AG (Materials).....................................     3,400        47,227
                       Nestle SA (Consumer Staples)+...............................       940       195,168
                       Swiss Re (Finance)..........................................     1,974       119,275
                       UBS AG (Finance)+...........................................     2,340       101,018
                                                                                                 -----------
                                                                                                    462,688
                                                                                                 -----------
                       UNITED KINGDOM -- 12.9%
                       Amersham, PLC (Healthcare)..................................    10,600        81,951
                       BAE Systems, PLC (Industrial & Commercial)..................    53,050        99,263
                       BHP Billiton, PLC (Materials)...............................    15,400        71,944
                       British Airways, PLC (Information & Entertainment)+.........    28,890        54,295
                       Cable & Wireless PLC (Information Technology)...............    39,400        35,970
                       Chubb, PLC (Information Technology).........................    41,700        55,561
                       Cookson Group, PLC (Materials)..............................    53,000        16,565
                       HSBC Holdings, PLC (Finance)................................    11,200       117,744
                       Imperial Chemical Industries, PLC (Materials)...............    20,100        65,962
                       Invensys, PLC (Industrial & Commercial).....................    57,300        45,243
                       Kidde, PLC (Industrial & Commercial)........................    81,470        86,439
                       Lloyds TSB Group, PLC (Finance).............................    17,460       108,852
                       Marks & Spencer Group, PLC (Consumer Discretionary).........    23,920       117,058
                       Shire Pharmaceuticals Group, PLC (Healthcare)+..............    14,350        77,484
                       Smiths Industries, PLC (Industrial & Commercial)............     9,460        99,436
                       United Business Media, PLC (Information & Entertainment)....    12,900        52,466
                       WPP Group, PLC (Industrial & Commercial)....................    14,400       100,908
                                                                                                 -----------
                                                                                                  1,287,141
                                                                                                 -----------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       UNITED STATES -- 3.0%
                       ACE, Ltd. (Finance).........................................     3,640    $  107,198
                       Kookmin Bank ADR (Finance)+.................................     1,980        67,776
                       Shell Transport & Trading Co., PLC ADR (Energy).............     3,360       124,051
                                                                                                 -----------
                                                                                                    299,025
                                                                                                 -----------
                       TOTAL COMMON STOCK (cost $9,203,974)........................               8,666,858
                                                                                                 -----------
                                                                                     PRINCIPAL
                                                      LOAN AGREEMENTS -- 0.0%         AMOUNT
                       -------------------------------------------------------------------------------------
                       SPAIN -- 0.0%
                       Telefonica SA (Information Technology) (cost $2,947)........  $ 16,240         3,139
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $9,206,921)...............               8,669,997
                                                                                                 -----------
                                                   SHORT-TERM SECURITIES -- 9.2%
                       -------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS -- 9.2%
                       United States Treasury Bills 1.15% due 2/27/03..............   110,000       109,905
                       United States Treasury Bills 1.16% due 3/06/03..............    90,000        89,901
                       United States Treasury Bills 1.12% due 3/27/03..............    90,000        89,844
                       United States Treasury Bills 1.12% due 4/10/03..............    60,000        59,873
                       United States Treasury Bills 1.15% due 4/17/03..............    39,000        38,908
                       United States Treasury Bills 1.08% due 4/24/03..............   535,000       533,616
                                                                                                 -----------
                       TOTAL SHORT-TERM SECURITIES (cost $922,027).................                 922,047
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $10,128,948)                                   96.0%               9,592,044
                       Other assets less liabilities --    4.0                                      395,256
                       -------                                                                   -----------
                       NET ASSETS --                                      100.0%                 $9,987,300
                                                                            -------              ===========
                                                                            -------

              -----------------------------

              +  Non-income producing security
              ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              * Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JANUARY 31, 2003

                                                                                                            WORLDWIDE
                                                  CASH        CORPORATE        GLOBAL       HIGH-YIELD         HIGH
                                               MANAGEMENT        BOND           BOND           BOND           INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*+......    $        --    $278,760,839   $138,672,528   $ 234,478,625   $ 76,352,840
   Short-term securities*.................     423,369,736     22,511,000      2,679,000             --          99,462
   Repurchase agreements (cost equals
    market)...............................     135,000,000            --             --        1,464,000      1,549,000
   Deposit with brokers for securities
    sold short............................             --             --             --        2,828,653            --
   Cash...................................             206            815            516          29,170            713
   Foreign cash*..........................             --             --         313,060              35            --
   Due from broker........................             --             --         706,443             --         159,296
   Receivables for--
    Fund shares sold......................       2,364,219      1,220,447         62,083       1,002,789         56,901
    Dividends and accrued interest........         795,639      5,172,840      2,336,431       6,092,420      1,713,117
    Sales of investments..................             --       1,289,350      4,137,892       5,816,728      4,156,315
    Foreign currency contracts............             --             --           1,679             --             --
    Variation margin on futures
      contracts...........................             --             --             --              --             --
   Prepaid expenses.......................             456            168            111             174             60
   Due from adviser.......................             --             --             --              --             --
   Unrealized appreciation on forward
    foreign currency contracts............             --             --         787,736             --             --
                                              -------------------------------------------------------------------------
                                               561,530,256    308,955,459    149,697,479     251,712,594     84,087,704
                                              -------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................      10,319,534        262,120         79,751         641,849         38,350
    Purchases of investments..............             --       1,848,240      4,032,813       4,223,971      2,658,792
    Interest on securities sold short.....             --             --             --           64,815            --
    Management fees.......................         210,010        148,461         82,574         135,415         69,267
    Foreign currency contracts............             --             --             --              --             --
    Variation margin on futures
      contracts...........................             --             --             --              --          56,961
    Service fees--Class 2**...............           9,572          4,920            406           2,404            395
    Service fees--Class 3**...............           1,585            507             54             479             23
    Line of credit........................             --             --             --              --             --
   Collateral upon return of securities
    loaned................................             --             --             --              --             --
   Other accrued expenses.................         128,450         73,207         80,149         106,854         56,780
   Securities sold short, at value#.......             --             --             --        3,081,375            --
   Unrealized depreciation on forward
    foreign currency contracts............             --             --       1,483,122             --           6,563
   Due to custodian.......................             --             --             --              --             --
                                              -------------------------------------------------------------------------
                                                10,669,151      2,337,455      5,758,869       8,257,162      2,887,131
                                              -------------------------------------------------------------------------
   NET ASSETS.............................    $550,861,105   $306,618,004   $143,938,610   $ 243,455,432   $ 81,200,573
                                              =========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $543,131,877   $308,805,938   $136,452,196   $ 399,487,970   $143,145,993
   Accumulated undistributed net
    investment income (loss)..............       8,593,022     20,381,128     (4,323,590)     23,558,347      6,616,610
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........        (816,512)   (21,764,601)    (2,893,577)   (160,291,034)   (54,417,977)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............         (47,282)      (804,461)    15,486,029     (19,095,190)   (14,028,162)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --             --        (583,680)             14         (4,842)
   Unrealized appreciation (depreciation)
    on futures and options contracts......             --             --        (198,768)            --        (111,049)
   Unrealized appreciation (depreciation)
    on investments sold short.............             --             --             --         (204,675)           --
                                              -------------------------------------------------------------------------
                                              $550,861,105   $306,618,004   $143,938,610   $ 243,455,432   $ 81,200,573
                                              =========================================================================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................    $457,993,624   $263,378,955   $132,159,798   $ 221,409,799   $ 77,846,758
   Shares of beneficial interest issued
    and outstanding.......................      42,271,948     23,427,623     12,042,400      39,018,351     11,909,489
   Net asset value, offering and
    redemption price per share............    $      10.83   $      11.24   $      10.97   $        5.67   $       6.54
                                              =========================================================================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................    $ 82,512,884   $ 40,274,486   $ 10,931,148   $  18,881,008   $  3,247,425
   Shares of beneficial interest issued
    and outstanding.......................       7,628,221      3,586,516        997,197       3,330,844        498,397
   Net asset value, offering and
    redemption price per share............    $      10.82   $      11.23   $      10.96   $        5.67   $       6.52
                                              =========================================================================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................    $ 10,354,597   $  2,964,563   $    847,664   $   3,164,625   $    106,390
   Shares of beneficial interest issued
    and outstanding.......................         957,732        264,089         77,354         558,304         16,320
   Net asset value, offering and
    redemption price per share............    $      10.81   $      11.23   $      10.96   $        5.67   $       6.52
                                              =========================================================================
   ---------------
   * Cost
     Investment securities................    $        --    $279,565,300   $123,186,499   $ 253,573,815   $ 90,381,002
                                              =========================================================================
     Short-term securities................    $423,417,018   $ 22,511,000   $  2,679,000   $         --    $     99,440
                                              =========================================================================
     Foreign currency.....................    $        --    $        --    $    308,022   $          21   $        --
                                              =========================================================================
   #Proceeds from securities sold short...    $        --    $        --    $        --    $   2,876,700   $        --
                                              =========================================================================
   +Including securities on loan..........    $        --    $        --    $        --    $         --    $        --
                                              =========================================================================
   ** See Note 1


                                             SUNAMERICA      MFS TOTAL
                                              BALANCED         RETURN
   ---------------------------------------  ----------------------------
   ASSETS:
   Investment securities, at value*+......  $ 312,757,766   $572,611,935
   Short-term securities*.................      9,959,510     48,312,806
   Repurchase agreements (cost equals
    market)...............................     41,403,000            --
   Deposit with brokers for securities
    sold short............................            --             --
   Cash...................................            821            221
   Foreign cash*..........................            --             --
   Due from broker........................            --             --
   Receivables for--
    Fund shares sold......................         87,820        752,997
    Dividends and accrued interest........      1,123,840      3,357,749
    Sales of investments..................      1,737,438      2,903,187
    Foreign currency contracts............            --             --
    Variation margin on futures
      contracts...........................            --             --
   Prepaid expenses.......................            337            261
   Due from adviser.......................            --             --
   Unrealized appreciation on forward
    foreign currency contracts............            --             --
                                            ----------------------------
                                              367,070,532    627,939,156
                                            ----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        533,969        845,445
    Purchases of investments..............      9,673,539     11,363,683
    Interest on securities sold short.....            --             --
    Management fees.......................        182,106        350,160
    Foreign currency contracts............            --             --
    Variation margin on futures
      contracts...........................            --             --
    Service fees--Class 2**...............          2,592         11,861
    Service fees--Class 3**...............            104          1,002
    Line of credit........................            --             --
   Collateral upon return of securities
    loaned................................     25,762,500            --
   Other accrued expenses.................         93,445        124,965
   Securities sold short, at value#.......            --             --
   Unrealized depreciation on forward
    foreign currency contracts............            --             --
   Due to custodian.......................            --             --
                                            ----------------------------
                                               36,248,255     12,697,116
                                            ----------------------------
   NET ASSETS.............................  $ 330,822,277   $615,242,040
                                            ============================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 495,868,781   $653,478,532
   Accumulated undistributed net
    investment income (loss)..............      7,626,812     16,093,850
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........   (137,357,551)   (28,114,507)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............    (35,315,765)   (26,221,720)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......            --           5,885
   Unrealized appreciation (depreciation)
    on futures and options contracts......            --             --
   Unrealized appreciation (depreciation)
    on investments sold short.............            --             --
                                            ----------------------------
                                            $ 330,822,277   $615,242,040
                                            ============================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................  $ 310,531,027   $516,659,946
   Shares of beneficial interest issued
    and outstanding.......................     26,796,979     36,940,715
   Net asset value, offering and
    redemption price per share............  $       11.59   $      13.99
                                            ============================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................  $  19,712,075   $ 92,257,091
   Shares of beneficial interest issued
    and outstanding.......................      1,702,889      6,602,778
   Net asset value, offering and
    redemption price per share............  $       11.58   $      13.97
                                            ============================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................  $     579,175   $  6,325,003
   Shares of beneficial interest issued
    and outstanding.......................         50,051        452,829
   Net asset value, offering and
    redemption price per share............  $       11.57   $      13.97
                                            ============================
   ---------------
   * Cost
     Investment securities................  $ 348,075,063   $598,833,655
                                            ============================
     Short-term securities................  $   9,957,978   $ 48,312,806
                                            ============================
     Foreign currency.....................  $         --    $        --
                                            ============================
   #Proceeds from securities sold short...  $         --    $        --
                                            ============================
   +Including securities on loan..........  $  25,045,900   $        --
                                            ============================
   ** See Note 1

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2003

                                                 ASSET         TELECOM        EQUITY        EQUITY         GROWTH-
                                               ALLOCATION      UTILITY        INCOME        INDEX           INCOME
   -------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*+......    $406,857,463   $ 55,440,781   $6,152,333   $ 36,816,720   $  837,292,831
   Short-term securities*.................             --             --           --          99,870       86,429,227
   Repurchase agreements (cost equals
    market)...............................      42,047,000            --       281,000        790,000              --
   Deposit with brokers for securities
    sold short............................             --             --           --             --               --
   Cash...................................             713            --           231            634        1,371,572
   Foreign cash*..........................              39            --           --             --               --
   Due from broker........................             --             --           --             --               --
   Receivables for--
    Fund shares sold......................          55,272          5,161          209          3,420           76,881
    Dividends and accrued interest........       2,991,998        308,489       18,019         46,747          792,341
    Sales of investments..................         106,078      1,475,168       46,994            --               --
    Foreign currency contracts............             --             --           --             --               --
    Variation margin on futures
      contracts...........................             --             --           --          13,080              --
   Prepaid expenses.......................             407             69            8             36            1,088
   Due from adviser.......................             --             --           --             --               --
   Unrealized appreciation on forward
    foreign currency contracts............             --             --           --             --               --
                                              ------------------------------------------------------------------------
                                               452,058,970     57,229,668    6,498,794     37,770,507      925,963,940
                                              ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         318,609        173,740        4,095        126,702        1,617,598
    Purchases of investments..............         186,369        412,300          --             --         7,963,260
    Interest on securities sold short.....             --             --           --             --               --
    Management fees.......................         237,547         39,301        5,910         15,666          456,611
    Foreign currency contracts............             --             --           --             --               --
    Variation margin on futures
      contracts...........................             --             --           --             --           397,500
    Service fees--Class 2**...............           1,658            453          --             --             4,877
    Service fees--Class 3**...............              91             23          --             --               385
    Line of credit........................             --           9,160          --             --               --
   Collateral upon return of securities
    loaned................................             --             --           --             --               --
   Other accrued expenses.................         120,448         44,064       39,316         41,987          185,887
   Securities sold short, at value#.......             --             --           --             --               --
   Unrealized depreciation on forward
    foreign currency contracts............             --             --           --             --               --
   Due to custodian.......................             --             --           --             --               --
                                              ------------------------------------------------------------------------
                                                   864,722        679,041       49,321        184,355       10,626,118
                                              ------------------------------------------------------------------------
   NET ASSETS.............................    $451,194,248   $ 56,550,627   $6,449,473   $ 37,586,152   $  915,337,822
                                              ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $531,137,254   $112,979,222   $7,548,878   $ 59,073,163   $1,210,261,872
   Accumulated undistributed net
    investment income (loss)..............      16,866,011      3,256,194      124,718        463,680        9,412,177
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (38,834,528)   (56,086,843)    (347,830)    (2,904,963)    (259,455,084)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............     (57,974,499)    (3,597,946)    (876,293)   (19,012,755)     (42,135,080)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              10            --           --             --               --
   Unrealized appreciation (depreciation)
    on futures and options contracts......             --             --           --         (32,973)      (2,746,063)
   Unrealized appreciation (depreciation)
    on investments sold short.............             --             --           --             --               --
                                              ------------------------------------------------------------------------
                                              $451,194,248   $ 56,550,627   $6,449,473   $ 37,586,152   $  915,337,822
                                              ========================================================================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................    $437,736,337   $ 52,981,974   $6,449,473   $ 37,586,152   $  877,271,041
   Shares of beneficial interest issued
    and outstanding.......................      38,101,359      7,742,385      739,507      5,167,890       51,985,237
   Net asset value, offering and
    redemption price per share............    $      11.49   $       6.84   $     8.72   $       7.27   $        16.88
                                              ========================================================================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................    $ 12,931,496   $  3,466,058   $      --    $        --    $   35,927,799
   Shares of beneficial interest issued
    and outstanding.......................       1,126,563        506,859          --             --         2,130,775
   Net asset value, offering and
    redemption price per share............    $      11.48   $       6.84   $      --    $        --    $        16.86
                                              ========================================================================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................    $    526,415   $    102,595   $      --    $        --    $    2,138,982
   Shares of beneficial interest issued
    and outstanding.......................          45,874         15,006          --             --           126,907
   Net asset value, offering and
    redemption price per share............    $      11.48   $       6.84   $      --    $        --    $        16.85
                                              ========================================================================
   ---------------
    * Cost
     Investment securities................    $464,831,962   $ 59,038,727   $7,028,626   $ 55,829,475   $  879,427,911
                                              ========================================================================
     Short-term securities................    $        --    $        --    $      --    $     99,870   $   86,429,227
                                              ========================================================================
     Foreign currency.....................    $         29   $        --    $      --    $        --    $          --
                                              ========================================================================
    # Proceeds from securities sold
     short................................    $        --    $        --    $      --    $        --    $          --
                                              ========================================================================
    + Including securities on loan........    $        --    $        --    $      --    $        --    $          --
                                              ========================================================================
   ** See Note 1

                                                               DAVIS
                                             FEDERATED        VENTURE
                                               VALUE           VALUE
   ---------------------------------------  -----------------------------
   ASSETS:
   Investment securities, at value*+......  $205,265,066   $1,670,752,740
   Short-term securities*.................     2,509,000              --
   Repurchase agreements (cost equals
    market)...............................           --        50,202,000
   Deposit with brokers for securities
    sold short............................           --               --
   Cash...................................           763            1,891
   Foreign cash*..........................           --               --
   Due from broker........................           --               --
   Receivables for--
    Fund shares sold......................       314,150          615,743
    Dividends and accrued interest........       355,736          998,968
    Sales of investments..................     2,645,078              --
    Foreign currency contracts............           --               --
    Variation margin on futures
      contracts...........................           --               --
   Prepaid expenses.......................           170            1,648
   Due from adviser.......................           --               --
   Unrealized appreciation on forward
    foreign currency contracts............           --               --
                                            -----------------------------
                                             211,089,963    1,722,572,990
                                            -----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................       266,954        2,600,698
    Purchases of investments..............     1,413,322        2,904,122
    Interest on securities sold short.....           --               --
    Management fees.......................       134,305        1,089,992
    Foreign currency contracts............           --               --
    Variation margin on futures
      contracts...........................           --               --
    Service fees--Class 2**...............         2,202           12,459
    Service fees--Class 3**...............           232            1,168
    Line of credit........................           --               --
   Collateral upon return of securities
    loaned................................           --               --
   Other accrued expenses.................        69,123          308,083
   Securities sold short, at value#.......           --               --
   Unrealized depreciation on forward
    foreign currency contracts............           --               --
   Due to custodian.......................           --               --
                                            -----------------------------
                                               1,886,138        6,916,522
                                            -----------------------------
   NET ASSETS.............................  $209,203,825   $1,715,656,468
                                            =============================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $273,891,147   $2,025,275,864
   Accumulated undistributed net
    investment income (loss)..............     3,466,656       16,395,204
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........   (27,847,902)    (177,878,351)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............   (40,306,076)    (148,136,249)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......           --               --
   Unrealized appreciation (depreciation)
    on futures and options contracts......           --               --
   Unrealized appreciation (depreciation)
    on investments sold short.............           --               --
                                            -----------------------------
                                            $209,203,825   $1,715,656,468
                                            =============================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................  $191,652,987   $1,612,985,182
   Shares of beneficial interest issued
    and outstanding.......................    16,513,258       93,698,104
   Net asset value, offering and
    redemption price per share............  $      11.61   $        17.21
                                            =============================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................  $ 16,431,487   $   95,565,794
   Shares of beneficial interest issued
    and outstanding.......................     1,417,391        5,556,735
   Net asset value, offering and
    redemption price per share............  $      11.59   $        17.20
                                            =============================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................  $  1,119,351   $    7,105,492
   Shares of beneficial interest issued
    and outstanding.......................        96,589          413,311
   Net asset value, offering and
    redemption price per share............  $      11.59   $        17.19
                                            =============================
   ---------------
    * Cost
     Investment securities................  $245,571,142   $1,818,888,989
                                            =============================
     Short-term securities................  $  2,509,000   $          --
                                            =============================
     Foreign currency.....................  $        --    $          --
                                            =============================
    # Proceeds from securities sold
     short................................  $        --    $          --
                                            =============================
    + Including securities on loan........  $        --    $          --
                                            =============================
   ** See Note 1

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2003

                                                                                 GOLDMAN          MFS
                                               "DOGS" OF        ALLIANCE          SACHS        GROWTH AND       PUTNAM
                                              WALL STREET        GROWTH          RESEARCH        INCOME         GROWTH
   -----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*+......    $109,941,506   $ 1,051,724,341   $ 27,642,244   $223,330,561   $ 280,743,567
   Short-term securities*.................             --            422,000            --       3,874,744             --
   Repurchase agreements (cost equals
    market)...............................         508,000               --             --             --          533,000
   Deposit with brokers for securities
    sold short............................             --                --             --             --              --
   Cash...................................             173               455            --             585             --
   Foreign cash*..........................             --                --             --          21,104             --
   Due from broker........................             --                --             --             --              --
   Receivables for--
    Fund shares sold......................         149,954           270,680         30,428        188,969          39,272
    Dividends and accrued interest........         211,250         1,004,577         20,639        276,792         237,274
    Sales of investments..................             --         11,696,735        606,694      2,571,189       2,845,773
    Foreign currency contracts............             --                --             --             516             --
    Variation margin on futures
      contracts...........................             --                --             --             --              --
   Prepaid expenses.......................              72             1,431             27            828             406
   Due from adviser.......................             --                --             --             --              --
   Unrealized appreciation on forward
    foreign currency contracts............             --                --             --             --              --
                                              ----------------------------------------------------------------------------
                                               110,810,955     1,065,120,219     28,300,032    230,265,288     284,399,292
                                              ----------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         292,342         2,314,653         76,846        547,674         379,642
    Purchases of investments..............             --          9,817,813         79,133        552,088       1,850,034
    Interest on securities sold short.....             --                --             --             --              --
    Management fees.......................          61,921           583,981         32,611        144,764         208,880
    Foreign currency contracts............             --                --             --             --              --
    Variation margin on futures
      contracts...........................             --                --             --             --              --
    Service fees--Class 2**...............           1,432             5,661            535          2,413           1,195
    Service fees--Class 3**...............             108               443             26            234             124
    Line of credit........................             --                --             --             --          592,065
   Collateral upon return of securities
    loaned................................             --                --             --             --              --
   Other accrued expenses.................          48,570           215,218         40,957         74,965          77,418
   Securities sold short, at value#.......             --                --             --             --              --
   Unrealized depreciation on forward
    foreign currency contracts............             --                --             --             --              --
   Due to custodian.......................             --                --          37,702            --          536,814
                                              ----------------------------------------------------------------------------
                                                   404,373        12,937,769        267,810      1,322,138       3,646,172
                                              ----------------------------------------------------------------------------
   NET ASSETS.............................    $110,406,582   $ 1,052,182,450   $ 28,032,222   $228,943,150   $ 280,753,120
                                              ============================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $138,557,136   $ 2,268,079,365   $ 52,969,242   $350,687,812   $ 533,321,257
   Accumulated undistributed net
    investment income (loss)..............       3,082,648         2,779,718             --      2,098,288         749,823
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (14,982,621)   (1,015,862,517)   (25,818,291)   (95,306,158)   (229,723,827)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............     (16,250,581)     (202,814,116)       881,271    (28,544,138)    (23,594,133)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --                --             --           7,346             --
   Unrealized appreciation (depreciation)
    on futures and options contracts......             --                --             --             --              --
   Unrealized appreciation (depreciation)
    on investments sold short.............             --                --             --             --              --
                                              ----------------------------------------------------------------------------
                                              $110,406,582   $ 1,052,182,450   $ 28,032,222   $228,943,150   $ 280,753,120
                                              ============================================================================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................    $ 99,102,946   $ 1,007,654,519   $ 23,828,674   $210,436,477   $ 271,199,150
   Shares of beneficial interest issued
    and outstanding.......................      12,400,541        74,470,562      4,650,864     25,198,364      24,577,216
   Net asset value, offering and
    redemption price per share............    $       7.99   $         13.53   $       5.12   $       8.35   $       11.03
                                              ============================================================================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................    $ 10,734,941   $    42,037,564   $  4,084,862   $ 17,153,892   $   8,977,413
   Shares of beneficial interest issued
    and outstanding.......................       1,344,760         3,109,508        799,227      2,054,240         814,638
   Net asset value, offering and
    redemption price per share............    $       7.98   $         13.52   $       5.11   $       8.35   $       11.02
                                              ============================================================================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................    $    568,695   $     2,490,367   $    118,686   $  1,352,781   $     576,557
   Shares of beneficial interest issued
    and outstanding.......................          71,264           184,278         23,229        162,053          52,339
   Net asset value, offering and
    redemption price per share............    $       7.98   $         13.51   $       5.11   $       8.35   $       11.02
                                              ============================================================================
   ---------------
    * Cost
      Investment securities...............    $126,192,087   $ 1,254,538,457   $ 26,760,973   $251,874,699   $ 304,337,700
                                              ============================================================================
      Short-term securities...............    $        --    $       422,000   $        --    $  3,874,744   $         --
                                              ============================================================================
      Foreign currency....................    $        --    $           --    $        --    $     21,241   $         --
                                              ============================================================================
    #Proceeds from securities sold
     short................................    $        --    $           --    $        --    $        --    $         --
                                              ============================================================================
    + Including securities on loan........    $        --    $           --    $        --    $        --    $         --
                                              ============================================================================
   ** See Note 1

                                                BLUE
                                                CHIP           REAL
                                               GROWTH         ESTATE
   ---------------------------------------  ---------------------------
   ASSETS:
   Investment securities, at value*+......  $ 24,442,788   $105,225,113
   Short-term securities*.................           --             --
   Repurchase agreements (cost equals
    market)...............................     3,880,000      2,215,000
   Deposit with brokers for securities
    sold short............................           --             --
   Cash...................................           353          1,070
   Foreign cash*..........................           --             --
   Due from broker........................           --             --
   Receivables for--
    Fund shares sold......................         7,229        116,804
    Dividends and accrued interest........        15,679         68,277
    Sales of investments..................       264,261        264,088
    Foreign currency contracts............           --             --
    Variation margin on futures
      contracts...........................           --             --
   Prepaid expenses.......................            16          1,935
   Due from adviser.......................           --             --
   Unrealized appreciation on forward
    foreign currency contracts............           --             --
                                            ---------------------------
                                              28,610,326    107,892,287
                                            ---------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        51,476        134,079
    Purchases of investments..............       109,864            --
    Interest on securities sold short.....           --             --
    Management fees.......................        18,935         74,477
    Foreign currency contracts............           --             --
    Variation margin on futures
      contracts...........................           --             --
    Service fees--Class 2**...............         1,015          1,411
    Service fees--Class 3**...............            72            132
    Line of credit........................           --             --
   Collateral upon return of securities
    loaned................................           --             --
   Other accrued expenses.................        40,312         50,301
   Securities sold short, at value#.......           --             --
   Unrealized depreciation on forward
    foreign currency contracts............           --             --
   Due to custodian.......................           --             --
                                            ---------------------------
                                                 221,674        260,400
                                            ---------------------------
   NET ASSETS.............................  $ 28,388,652   $107,631,887
                                            ===========================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 45,739,437   $110,810,317
   Accumulated undistributed net
    investment income (loss)..............        50,158      3,612,019
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........   (13,294,797)    (8,786,269)
   Unrealized appreciation (depreciation)
    on investments (Note 3)...............    (4,106,146)     1,995,820
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......           --             --
   Unrealized appreciation (depreciation)
    on futures and options contracts......           --             --
   Unrealized appreciation (depreciation)
    on investments sold short.............           --             --
                                            ---------------------------
                                            $ 28,388,652   $107,631,887
                                            ===========================
   Class 1** (unlimited shares
    authorized):
   Net assets.............................  $ 20,302,707   $ 95,829,190
   Shares of beneficial interest issued
    and outstanding.......................     4,265,393      8,801,793
   Net asset value, offering and
    redemption price per share............  $       4.76   $      10.89
                                            ===========================
   Class 2** (unlimited shares
    authorized):
   Net assets.............................  $  7,681,075   $ 10,973,780
   Shares of beneficial interest issued
    and outstanding.......................     1,614,352      1,009,345
   Net asset value, offering and
    redemption price per share............  $       4.76   $      10.87
                                            ===========================
   Class 3** (unlimited shares
    authorized):
   Net assets.............................  $    404,870   $    828,917
   Shares of beneficial interest issued
    and outstanding.......................        85,122         76,268
   Net asset value, offering and
    redemption price per share............  $       4.76   $      10.87
                                            ===========================
   ---------------
    * Cost
      Investment securities...............  $ 28,548,934   $103,229,293
                                            ===========================
      Short-term securities...............  $        --    $        --
                                            ===========================
      Foreign currency....................  $        --    $        --
                                            ===========================
    #Proceeds from securities sold
     short................................  $        --    $        --
                                            ===========================
    + Including securities on loan........  $        --    $        --
                                            ===========================
   ** See Note 1

    See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2003

                                                   SMALL           MFS
                                                  COMPANY        MID-CAP       AGGRESSIVE        GROWTH         MARSICO
                                                   VALUE         GROWTH          GROWTH       OPPORTUNITIES     GROWTH
   ----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*+.........    $5,656,599   $ 146,933,292   $ 157,014,418   $ 14,288,883    $61,012,302
   Short-term securities*....................        89,994       3,746,752             --             --       3,499,769
   Repurchase agreements (cost equals
    market)..................................           --              --        7,066,000      1,742,000            --
   Deposit with brokers for securities sold
    short....................................           --              --              --             --             --
   Cash......................................         6,894             671             217            965         91,607
   Foreign cash*.............................           --           33,684             --             --          89,015
   Due from broker...........................           --              --              --             --             --
   Receivables for--
    Fund shares sold.........................           998         212,787          29,809         24,962        259,836
    Dividends and accrued interest...........         1,993          17,542          47,652          1,807         43,967
    Sales of investments.....................        72,510       3,183,338             --          74,345        380,641
    Foreign currency contracts...............           --              --              --             --             --
    Variation margin on futures contracts....           --              --              --             --             --
   Prepaid expenses..........................             9             226             211             18              7
   Due from adviser..........................         2,029             --              --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................           --              --              --             --             --
                                                 ------------------------------------------------------------------------
                                                  5,831,026     154,128,292     164,158,307     16,132,980     65,377,144
                                                 ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................         1,835         397,815         353,235         42,242        133,025
    Purchases of investments.................         2,000       1,842,269             --         164,430      2,124,710
    Interest on securities sold short........           --              --              --             --             --
    Management fees..........................         5,246         101,396         105,152         12,941         52,341
    Foreign currency contracts...............           --              --              --             --             --
    Variation margin on futures contracts....           --              --              --             --             --
    Service fees--Class 2**..................           --            3,289             899            434          2,342
    Service fees--Class 3**..................           --              419              60             65            218
    Line of credit...........................           --              --              --             --             --
   Collateral upon return of securities
    loaned...................................           --              --              --             --             --
   Other accrued expenses....................        39,794          60,170          71,104         40,297         44,793
   Securities sold short, at value#..........           --              --              --             --             --
   Unrealized depreciation on forward foreign
    currency contracts.......................           --              --              --             --             --
   Due to custodian..........................           --              --              --             --             --
                                                 ------------------------------------------------------------------------
                                                     48,875       2,405,358         530,450        260,409      2,357,429
                                                 ------------------------------------------------------------------------
   NET ASSETS................................    $5,782,151   $ 151,722,934   $ 163,627,857   $ 15,872,571    $63,019,715
                                                 ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................    $6,562,222   $ 448,368,261   $ 453,807,097   $ 45,015,909    $73,273,655
   Accumulated undistributed net investment
    income (loss)............................            --            (771)             --             --             --
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................      (409,419)   (291,767,119)   (279,541,928)   (27,576,495)    (8,193,483)
   Unrealized appreciation (depreciation) on
    investments (Note 3).....................      (370,652)     (4,877,216)    (10,637,312)    (1,566,843)    (2,061,312)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............           --             (221)            --             --             855
   Unrealized appreciation (depreciation) on
    futures and options contracts............           --              --              --             --             --
   Unrealized appreciation (depreciation) on
    investments sold short...................           --              --              --             --             --
                                                 ------------------------------------------------------------------------
                                                 $5,782,151   $ 151,722,934   $ 163,627,857   $ 15,872,571    $63,019,715
                                                 ========================================================================
   Class 1** (unlimited shares authorized):
   Net assets................................    $5,782,151   $ 123,947,848   $ 156,448,604   $ 12,306,961    $43,871,533
   Shares of beneficial interest issued and
    outstanding..............................       672,448      21,334,760      23,446,936      3,517,415      5,845,008
   Net asset value, offering and redemption
    price per share..........................    $     8.60   $        5.81   $        6.67   $       3.50    $      7.51
                                                 ========================================================================
   Class 2** (unlimited shares authorized):
   Net assets................................    $      --    $  25,368,967   $   6,878,349   $  3,260,120    $17,930,271
   Shares of beneficial interest issued and
    outstanding..............................           --        4,377,575       1,031,209        934,458      2,392,187
   Net asset value, offering and redemption
    price per share..........................    $      --    $        5.80   $        6.67   $       3.49    $      7.50
                                                 ========================================================================
   Class 3** (unlimited shares authorized):
   Net assets................................    $      --    $   2,406,119   $     300,904   $    305,490    $ 1,217,911
   Shares of beneficial interest issued and
    outstanding..............................           --          415,331          45,128         87,588        162,512
   Net asset value, offering and redemption
    price per share..........................    $      --    $        5.79   $        6.67   $       3.49    $      7.49
                                                 ========================================================================
   ---------------
   * Cost
     Investment securities...................    $6,027,251   $ 151,810,508   $ 167,651,730   $ 15,855,726    $63,073,614
                                                 ========================================================================
     Short-term securities...................    $   89,994   $   3,746,752   $         --    $        --     $ 3,499,769
                                                 ========================================================================
     Foreign currency........................    $      --    $      33,909   $         --    $        --     $    88,349
                                                 ========================================================================
   # Proceeds from securities sold short.....    $      --    $         --    $         --    $        --     $       --
                                                 ========================================================================
   + Including securities on loan............    $      --    $         --    $         --    $        --     $       --
                                                 ========================================================================
   ** See Note 1


                                                TECHNOLOGY
   ------------------------------------------  ------------
   ASSETS:
   Investment securities, at value*+.........  $ 27,581,685
   Short-term securities*....................           --
   Repurchase agreements (cost equals
    market)..................................       651,000
   Deposit with brokers for securities sold
    short....................................           --
   Cash......................................           960
   Foreign cash*.............................           --
   Due from broker...........................           --
   Receivables for--
    Fund shares sold.........................       188,887
    Dividends and accrued interest...........         1,930
    Sales of investments.....................       390,597
    Foreign currency contracts...............           --
    Variation margin on futures contracts....           --
   Prepaid expenses..........................            34
   Due from adviser..........................           --
   Unrealized appreciation on forward foreign
    currency contracts.......................           --
                                               ------------
                                                 28,815,093
                                               ------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       100,197
    Purchases of investments.................       183,742
    Interest on securities sold short........           --
    Management fees..........................        30,673
    Foreign currency contracts...............           --
    Variation margin on futures contracts....           --
    Service fees--Class 2**..................           550
    Service fees--Class 3**..................            88
    Line of credit...........................           --
   Collateral upon return of securities
    loaned...................................           --
   Other accrued expenses....................        39,886
   Securities sold short, at value#..........           --
   Unrealized depreciation on forward foreign
    currency contracts.......................           --
   Due to custodian..........................           --
                                               ------------
                                                    355,136
                                               ------------
   NET ASSETS................................  $ 28,459,957
                                               ============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $100,230,369
   Accumulated undistributed net investment
    income (loss)............................            --
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................   (67,098,609)
   Unrealized appreciation (depreciation) on
    investments (Note 3).....................    (4,671,803)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............           --
   Unrealized appreciation (depreciation) on
    futures and options contracts............           --
   Unrealized appreciation (depreciation) on
    investments sold short...................           --
                                               ------------
                                               $ 28,459,957
                                               ============
   Class 1** (unlimited shares authorized):
   Net assets................................  $ 23,828,096
   Shares of beneficial interest issued and
    outstanding..............................    13,300,229
   Net asset value, offering and redemption
    price per share..........................  $       1.79
                                               ============
   Class 2** (unlimited shares authorized):
   Net assets................................  $  4,271,598
   Shares of beneficial interest issued and
    outstanding..............................     2,387,377
   Net asset value, offering and redemption
    price per share..........................  $       1.79
                                               ============
   Class 3** (unlimited shares authorized):
   Net assets................................  $    360,263
   Shares of beneficial interest issued and
    outstanding..............................       201,410
   Net asset value, offering and redemption
    price per share..........................  $       1.79
                                               ============
   ---------------
   * Cost
     Investment securities...................  $ 32,253,488
                                               ============
     Short-term securities...................  $        --
                                               ============
     Foreign currency........................  $        --
                                               ============
   # Proceeds from securities sold short.....  $        --
                                               ============
   + Including securities on loan............  $        --
                                               ============
   ** See Note 1

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2003

                                                SMALL &     INTERNATIONAL                    INTERNATIONAL
                                                MID CAP      GROWTH AND         GLOBAL        DIVERSIFIED      EMERGING
                                                 VALUE         INCOME          EQUITIES        EQUITIES        MARKETS
   ----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*+.........  $7,031,274   $192,881,625     $ 230,910,696   $155,236,915    $ 67,974,498
   Short-term securities*....................     903,000            --                --       4,228,000             --
   Repurchase agreements (cost equals
    market)..................................         --         903,000               --             --              --
   Deposit with brokers for securities sold
    short....................................         --             --                --             --              --
   Cash......................................         327            131            31,509            132             --
   Foreign cash*.............................         --          55,413           708,611        137,019       1,133,498
   Due from broker...........................         --             --                --       2,908,206             --
   Receivables for--
    Fund shares sold.........................      79,166      1,581,898           392,678      6,010,578         511,620
    Dividends and accrued interest...........       5,593        377,948           354,245        255,748         155,983
    Sales of investments.....................         --             --          4,750,470      1,551,734         369,180
    Foreign currency contracts...............         --             --                --           1,251             124
    Variation margin on futures contracts....         --             --                --             --              --
   Prepaid expenses..........................         --             194               313          4,025              52
   Due from adviser..........................      49,714            --                --             --              --
   Unrealized appreciation on forward foreign
    currency contracts.......................         --             --                --       7,857,780             --
                                               --------------------------------------------------------------------------
                                                8,069,074    195,800,209       237,148,522    178,191,388      70,144,955
                                               --------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       5,188        436,561           471,058        231,301          66,460
    Purchases of investments.................      36,400            --          3,585,261      2,569,752         335,812
    Interest on securities sold short........         --             --                --             --              --
    Management fees..........................       6,426        170,485           164,256        157,305          75,895
    Foreign currency contracts...............         --             --                --             --              --
    Variation margin on futures contracts....         --             --                --             --              --
    Service fees--Class 2**..................         675          2,135             1,240          1,615             396
    Service fees--Class 3**..................         482            271                53            419              55
    Line of credit...........................         --             --          2,098,293            --        2,497,015
   Collateral upon return of securities
    loaned...................................         --             --                --             --              --
   Other accrued expenses....................      26,985        222,931           179,065        173,712         351,622
   Securities sold short, at value#..........         --             --                --             --              --
   Unrealized depreciation on forward foreign
    currency contracts.......................         --             --                --       7,047,397             --
   Due to custodian..........................         --             --                --             --              --
                                               --------------------------------------------------------------------------
                                                   76,156        832,383         6,499,226     10,181,501       3,327,255
                                               --------------------------------------------------------------------------
   NET ASSETS................................  $7,992,918   $194,967,826     $ 230,649,296   $168,009,887    $ 66,817,700
                                               ==========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $8,061,403   $311,973,980     $ 468,374,501   $304,008,172    $104,480,643
   Accumulated undistributed net investment
    income (loss)............................       7,735      3,221,030           627,780      8,459,886         (39,972)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................      (2,021)   (88,935,324)     (207,432,045)  (102,372,704)    (32,890,009)
   Unrealized appreciation (depreciation) on
    investments (Note 3).....................     (74,199)   (31,333,219)      (30,939,552)   (42,739,361)     (4,723,563)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............         --          41,359            18,612        831,753          (9,399)
   Unrealized appreciation (depreciation) on
    futures and written options contracts....         --             --                --        (177,859)            --
   Unrealized appreciation (depreciation) on
    investments sold short...................         --             --                --             --              --
                                               --------------------------------------------------------------------------
                                               $7,992,918   $194,967,826     $ 230,649,296   $168,009,887    $ 66,817,700
                                               ==========================================================================
   Class 1** (unlimited shares authorized):
   Net assets................................  $      --    $177,883,093     $ 221,301,496   $156,910,995    $ 63,376,946
   Shares of beneficial interest issued and
    outstanding..............................         --      24,870,877        28,108,877     30,295,994      10,472,164
   Net asset value, offering and redemption
    price per share..........................  $            $       7.15     $        7.87   $       5.18    $       6.05
                                               ==========================================================================
   Class 2** (unlimited shares authorized):
   Net assets................................  $5,375,079   $ 15,437,409     $   9,083,225   $  8,618,507    $  3,164,396
   Shares of beneficial interest issued and
    outstanding..............................     545,117      2,152,747         1,157,213      1,671,146         523,380
   Net asset value, offering and redemption
    price per share..........................  $     9.86   $       7.17     $        7.85   $       5.16    $       6.05
                                               ==========================================================================
   Class 3** (unlimited shares authorized):
   Net assets................................  $2,617,839   $  1,647,324     $     264,575   $  2,480,385    $    276,358
   Shares of beneficial interest issued and
    outstanding..............................     265,467        229,745            33,740        481,115          45,711
   Net asset value, offering and redemption
    price per share..........................  $     9.86   $       7.17     $        7.84   $       5.16    $       6.05
                                               ==========================================================================
   ---------------
    * Cost
      Investment securities..................  $7,105,473   $224,214,844     $ 261,850,248   $197,976,276    $ 72,698,061
                                               ==========================================================================
      Short-term securities..................  $  903,000   $        --      $         --    $  4,228,000    $        --
                                               ==========================================================================
      Foreign Currency.......................  $      --    $     54,871     $     709,104   $    137,024    $  1,142,085
                                               ==========================================================================
    #Proceeds from securities sold short.....  $      --    $        --      $         --    $        --     $        --
                                               ==========================================================================
    + Including securities on loan...........  $      --    $        --      $         --    $        --     $        --
                                               ==========================================================================
   ** See Note 1


                                                 FOREIGN
                                                  VALUE
   ------------------------------------------  -----------
   ASSETS:
   Investment securities, at value*+.........  $ 8,669,997
   Short-term securities*....................      922,047
   Repurchase agreements (cost equals
    market)..................................          --
   Deposit with brokers for securities sold
    short....................................          --
   Cash......................................        2,221
   Foreign cash*.............................       18,853
   Due from broker...........................          --
   Receivables for--
    Fund shares sold.........................      355,273
    Dividends and accrued interest...........        7,262
    Sales of investments.....................          --
    Foreign currency contracts...............          --
    Variation margin on futures contracts....          --
   Prepaid expenses..........................          --
   Due from adviser..........................       62,961
   Unrealized appreciation on forward foreign
    currency contracts.......................          --
                                               -----------
                                                10,038,614
                                               -----------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................        1,520
    Purchases of investments.................          454
    Interest on securities sold short........          --
    Management fees..........................        7,818
    Foreign currency contracts...............          --
    Variation margin on futures contracts....          --
    Service fees--Class 2**..................          713
    Service fees--Class 3**..................          719
    Line of credit...........................          --
   Collateral upon return of securities
    loaned...................................          --
   Other accrued expenses....................       40.090
   Securities sold short, at value#..........          --
   Unrealized depreciation on forward foreign
    currency contracts.......................          --
   Due to custodian..........................          --
                                               -----------
                                                    51,314
                                               -----------
   NET ASSETS................................  $ 9,987,300
                                               ===========
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $10,532,465
   Accumulated undistributed net investment
    income (loss)............................       (5,348)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................       (2,964)
   Unrealized appreciation (depreciation) on
    investments (Note 3).....................     (536,904)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............           51
   Unrealized appreciation (depreciation) on
    futures and written options contracts....          --
   Unrealized appreciation (depreciation) on
    investments sold short...................          --
                                               -----------
                                               $ 9,987,300
                                               ===========
   Class 1** (unlimited shares authorized):
   Net assets................................  $       --
   Shares of beneficial interest issued and
    outstanding..............................          --
   Net asset value, offering and redemption
    price per share..........................  $       --
                                               ===========
   Class 2** (unlimited shares authorized):
   Net assets................................  $ 5,888,300
   Shares of beneficial interest issued and
    outstanding..............................      646,667
   Net asset value, offering and redemption
    price per share..........................  $      9.11
                                               ===========
   Class 3** (unlimited shares authorized):
   Net assets................................  $ 4,099,000
   Shares of beneficial interest issued and
    outstanding..............................      449,940
   Net asset value, offering and redemption
    price per share..........................  $      9.11
                                               ===========
   ---------------
    * Cost
      Investment securities..................  $ 9,206,921
                                               ===========
      Short-term securities..................  $   922,027
                                               ===========
      Foreign Currency.......................  $    18,914
                                               ===========
    #Proceeds from securities sold short.....  $       --
                                               ===========
    + Including securities on loan...........  $       --
                                               ===========
   ** See Note 1

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED JANUARY 31, 2003

                                               CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE      SUNAMERICA
                                            MANAGEMENT        BOND           BOND           BOND       HIGH INCOME      BALANCED
   -------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest..............................  $12,029,215   $ 21,914,421   $  6,743,110   $ 24,561,993   $  8,536,905   $  7,306,472
    Dividends.............................         --          410,283            --         735,120        489,425      3,068,497

                                             -------------------------------------------------------------------------------------
        Total income*.....................  12,029,215      22,324,704      6,743,110     25,297,113      9,026,330     10,374,969

                                             -------------------------------------------------------------------------------------
   EXPENSES:
    Management fees.......................   3,079,977       1,680,633        985,219      1,496,795        844,571      2,457,584
    Custodian fees........................     124,784          93,153        106,144         76,132         63,378        100,753
    Service fees, Class 2***..............      83,431          38,841         10,559         17,685          2,957         22,599
    Service fees, Class 3***..............       2,694             968            269            769             59            230
    Distribution fees, Class 1***.........         --              --             --             --             --             --
    Distribution fees, Class 2***.........         --              --             --             --             --             --
    Distribution fees, Class 3***.........         --              --             --             --             --             --
    Reports to investors..................      77,908          42,468         22,577         39,832         13,577         67,933
    Auditing fees.........................      24,172          22,073         26,650         22,073         26,449         20,853
    Legal fees............................      18,374          11,337          6,511         16,815          4,777         15,240
    Trustees' fees........................      11,499           5,633          2,703          4,423          1,519          7,550
    Interest expense......................         --            6,557            --           8,076            --          42,210
    Interest expense on securities sold
      short...............................         --              --             --          80,188            --             --
    Amortization of organizational
      expenses............................         --              --             --             --             --             --
    Other expenses........................       8,035           2,972          1,196         10,217         10,459          6,290

                                             -------------------------------------------------------------------------------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........   3,430,874       1,904,635      1,161,828      1,773,005        967,746      2,741,242
        Expenses reimbursed by the
          adviser.........................         --              --             --             --             --             --
        Custody credits earned on cash
          balances........................      (2,126)         (2,299)        (1,320)        (8,820)          (907)          (238)
        Less: Fee paid indirectly (Note
          5)..............................         --              --             --             --             --             --

                                             -------------------------------------------------------------------------------------
   Net investment income (loss)...........   8,600,467      20,422,368      5,582,602     23,532,928      8,059,491      7,633,965

                                             -------------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................      29,641     (12,086,896)     2,629,948    (40,721,833)   (23,799,214)   (69,127,227)
    Net realized gain (loss) on securities
      sold short..........................         --              --             --        (209,625)           --             --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................         --              --     (14,134,385)           --        (415,234)           --
    Net realized gain (loss) on futures
      and options contracts...............         --              --      (2,324,839)           --        (517,872)           --
    Change in unrealized appreciation
      (depreciation) on investments.......    (308,964)     11,113,528     19,858,934     10,317,359     16,572,002     (5,061,390)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................         --              --      (2,572,018)            14       (115,187)           --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................         --              --        (273,608)           --        (121,122)           --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................         --              --             --        (204,675)           --             --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................         --              --             --             --             --             --
                                              ------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................    (279,323)       (973,368)     3,184,032    (30,818,760)    (8,396,627)   (74,188,617)
                                              ------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $8,321,144    $ 19,449,000   $  8,766,634   $ (7,285,832)  $   (337,136)  $(66,554,652)
                                              ------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------------

   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $      --     $      3,338   $     16,244   $      7,613   $     12,223   $      5,983
                                              ------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $      --     $        --    $        --    $        --    $        --    $        --
                                            ------------------------------------------------------------------------------------
                                            ------------------------------------------------------------------------------------
   *** See Note 1


                                              MFS TOTAL
                                               RETURN
   ---------------------------------------  -------------
   INCOME:
    Interest..............................  $  13,500,448
    Dividends.............................      6,761,842
                                             ---------------------------------------------
                                            -----------
        Total income*.....................     20,262,290
                                             ------------------------------------------------------------------------
                                            -----------
   EXPENSES:
    Management fees.......................      3,764,154
    Custodian fees........................        186,858
    Service fees, Class 2***..............         90,593
    Service fees, Class 3***..............          1,863
    Distribution fees, Class 1***.........         40,794
    Distribution fees, Class 2***.........          5,662
    Distribution fees, Class 3***.........             27
    Reports to investors..................         85,337
    Auditing fees.........................         19,637
    Legal fees............................         21,587
    Trustees' fees........................         11,560
    Interest expense......................            --
    Interest expense on securities sold
      short...............................            --
    Amortization of organizational
      expenses............................            --
    Other expenses........................          3,857
                                             -------------------------------------------------------------------------------------
                                            -----------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........      4,231,929
        Expenses reimbursed by the
          adviser.........................            --
        Custody credits earned on cash
          balances........................         (3,822)
        Less: Fee paid indirectly (Note
          5)..............................        (46,483)
                                             -------------------------------------------------------------------------------------
                                            -----------
   Net investment income (loss)...........     16,080,666
                                             -------------------------------------------------------------------------------------
                                            -----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................    (26,434,947)
    Net realized gain (loss) on securities
      sold short..........................            --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................         30,688
    Net realized gain (loss) on futures
      and options contracts...............            --
    Change in unrealized appreciation
      (depreciation) on investments.......    (27,869,423)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................         15,397
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................            --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................            --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................            --
                                              ------------------------------------------------------------------------------------
  ------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................    (54,258,285)
                                              ------------------------------------------------------------------------------------
  ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $ (38,177,619)
                                              ------------------------------------------------------------------------------------
  ------------
                                              ------------------------------------------------------------------------------------
  ------------
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $      57,324
                                              ------------------------------------------------------------------------------------
  ------------
                                              ------------------------------------------------------------------------------------
  ------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $         --
                                            ------------------------------------------------------------------------------------   -
------------
                                            ------------------------------------------------------------------------------------   -
------------
   *** See Note 1

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                               ASSET         TELECOM        EQUITY         EQUITY         GROWTH-       FEDERATED
                                             ALLOCATION      UTILITY        INCOME         INDEX          INCOME          VALUE
   --------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest..............................  $ 15,956,574   $    137,601   $    26,908   $      6,745   $   1,380,692   $     57,017
    Dividends.............................     4,241,606      3,725,696       191,247        705,159      14,986,541      5,280,379
                                            ------------------------------------------------------------------------------------
        Total income*.....................    20,198,180      3,863,297       218,155        711,904      16,367,233      5,337,396
                                            ------------------------------------------------------------------------------------
   EXPENSES:
    Management fees.......................     2,987,148        500,658        52,814        180,272       6,443,247      1,699,776
    Custodian fees........................       118,226         50,927        42,266         47,334         174,385         67,602
    Service fees, Class 2***..............        11,940          3,842           --             --           45,349         19,468
    Service fees, Class 3***..............           222             59           --             --              758            507
    Distribution fees, Class 1***.........           --          40,950           --             --          141,016         26,845
    Distribution fees, Class 2***.........           --           2,116           --             --            4,750          1,870
    Distribution fees, Class 3***.........           --              15           --             --               20             13
    Reports to investors..................        97,964         13,328         1,470          7,702         181,852         43,607
    Auditing fees.........................        21,157         18,725        18,117         18,421          26,173         19,637
    Legal fees............................        17,459          4,765         3,708          4,161          35,828          9,393
    Trustees' fees........................         9,377          1,145           --             729          22,215          4,561
    Interest expense......................           --              71           --              14             --           1,182
    Interest expense on securities sold
      short...............................           --             --            --             --              --             --
    Amortization of organizational
      expenses............................           --             --            --             --              --             --
    Other expenses........................         7,970          1,149           803          1,451          19,469          3,065
                                               ------------------------------------------------------------------------------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........     3,271,463        637,750       119,178        260,084       7,095,062      1,897,526
        Expenses reimbursed by the
          adviser.........................           --             --        (35,468)       (18,369)            --             --
        Custody credits earned on cash
          balances........................          (346)           (46)          (25)           (33)           (146)          (361)
        Less: Fee paid indirectly (Note
          5)..............................           --         (43,081)          --             --         (145,786)       (28,728)
                                               ------------------------------------------------------------------------------------
   Net investment income (loss)...........    16,927,063      3,268,674       134,470        470,222       9,418,103      3,468,959
                                            ------------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................    (8,322,053)   (25,279,128)     (164,118)    (2,497,019)   (114,798,914)   (15,411,308)
    Net realized gain (loss) on securities
      sold short..........................           --             --            --             --              --             --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................          (153)            47           --            (812)            --             --
    Net realized gain (loss) on futures
      and options contracts...............           --          70,974           --         (83,627)    (16,299,257)           --
    Change in unrealized appreciation
      (depreciation) on investments.......   (45,630,286)     3,063,963    (1,441,264)    (9,816,524)   (173,239,239)   (46,635,138)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................            10            --            --             --              --             --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................           --             --            --         (27,793)     (2,341,938)           --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................           --             --            --             --              --             --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................           --             --            --             --              --             --
                                               ------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (53,952,482)   (22,144,144)   (1,605,382)   (12,425,775)   (306,679,348)   (62,046,446)
                                               ------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(37,025,419)  $(18,875,470)  $(1,470,912)  $(11,955,553)  $(297,261,245)  $(58,577,487)
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------

   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $     24,748   $     20,430   $     1,527   $      1,910   $      89,771   $     14,712
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $        --    $        --    $       --    $        --    $         --    $        --
                                            ------------------------------------------------------------------------------------
                                            ------------------------------------------------------------------------------------
   *** See Note 1

                                                DAVIS
                                               VENTURE
                                                VALUE
   ---------------------------------------  -------------
   INCOME:
    Interest..............................  $   1,791,345
    Dividends.............................     29,852,701
                                            ------------------------------------------------------------------------------------   -
------------
        Total income*.....................     31,644,046
                                            ------------------------------------------------------------------------------------   -
------------
   EXPENSES:
    Management fees.......................     14,552,561
    Custodian fees........................        316,214
    Service fees, Class 2***..............        107,583
    Service fees, Class 3***..............          2,277
    Distribution fees, Class 1***.........            --
    Distribution fees, Class 2***.........            --
    Distribution fees, Class 3***.........            --
    Reports to investors..................        313,281
    Auditing fees.........................         30,581
    Legal fees............................         59,560
    Trustees' fees........................         37,316
    Interest expense......................            --
    Interest expense on securities sold
      short...............................            --
    Amortization of organizational
      expenses............................            --
    Other expenses........................         27,367
                                               ------------------------------------------------------------------------------------
  -------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........     15,446,740
        Expenses reimbursed by the
          adviser.........................            --
        Custody credits earned on cash
          balances........................         (1,643)
        Less: Fee paid indirectly (Note
          5)..............................            --
                                               ------------------------------------------------------------------------------------
  -------------
   Net investment income (loss)...........     16,198,949
                                            ------------------------------------------------------------------------------------   -
------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................   (135,399,807)
    Net realized gain (loss) on securities
      sold short..........................            --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................            151
    Net realized gain (loss) on futures
      and options contracts...............            --
    Change in unrealized appreciation
      (depreciation) on investments.......   (244,459,370)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................            --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................            --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................            --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................            --
                                               ------------------------------------------------------------------------------------
  -------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (379,859,026)
                                               ------------------------------------------------------------------------------------
  -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(363,660,077)
                                               ------------------------------------------------------------------------------------
  -------------
                                               ------------------------------------------------------------------------------------
  -------------
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $     292,454
                                               ------------------------------------------------------------------------------------
  -------------
                                               ------------------------------------------------------------------------------------
  -------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $         --
                                            ------------------------------------------------------------------------------------   -
------------
                                            ------------------------------------------------------------------------------------   -
------------
   *** See Note 1

    See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                                             GOLDMAN          MFS
                                             "DOGS" OF       ALLIANCE         SACHS        GROWTH AND       PUTNAM
                                            WALL STREET       GROWTH         RESEARCH        INCOME         GROWTH
   -------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest..............................  $     21,496   $     114,672   $      6,227   $    173,318   $      80,325
    Dividends.............................     3,954,015      12,142,713        329,589      4,026,248       3,844,775
                                            --------------------------------------------------------------------------
        Total income*.....................     3,975,511      12,257,385        335,816      4,199,566       3,925,100
                                            --------------------------------------------------------------------------
   EXPENSES:
    Management fees.......................       766,561       8,852,285        356,117      1,943,824       2,984,974
    Custodian fees........................        58,246         214,261         44,257         70,938          70,503
    Service fees, Class 2***..............        11,008          53,897          4,734         18,896          11,248
    Service fees, Class 3***..............           227             939            105            512             294
    Distribution fees, Class 1***.........           --          106,522            --          48,723          47,817
    Distribution fees, Class 2***.........           --            3,651            --           2,944           1,370
    Distribution fees, Class 3***.........           --               43            --              34              24
    Reports to investors..................        22,296         215,827          5,778         48,623          57,557
    Auditing fees.........................        16,370          28,909         18,700         19,941          20,853
    Legal fees............................         6,199          42,557          4,336         10,118          12,857
    Trustees' fees........................         2,449          26,822            511          5,233           6,586
    Interest expense......................         5,605          13,636            815            --            1,388
    Interest expense on securities sold
      short...............................           --              --             --             --              --
    Amortization of organizational
      expenses............................           373             --             --             --              --
    Other expenses........................         1,029          26,772          1,049          3,140           7,929
                                            --------------------------------------------------------------------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........       890,363       9,586,121        436,402      2,172,926       3,223,400
        Expenses reimbursed by the
          adviser.........................           --              --         (32,166)           --              --
        Custody credits earned on cash
          balances........................          (177)         (2,089)          (674)          (527)           (157)
        Less: Fee paid indirectly (Note
          5)..............................           --         (110,216)           --         (51,701)        (49,211)
                                            --------------------------------------------------------------------------
   Net investment income (loss)...........     3,085,325       2,783,569        (67,746)     2,078,868         751,068
                                            --------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................    (7,400,224)   (360,712,894)   (11,746,086)   (45,033,503)    (93,165,500)
    Net realized gain (loss) on securities
      sold short..........................           --              --             --             --              --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................           --              --             --          31,572             --
    Net realized gain (loss) on futures
      and options contracts...............           --              --        (264,752)           --              --
    Change in unrealized appreciation
      (depreciation) on investments.......   (15,667,011)   (180,666,475)     3,112,310    (27,336,847)    (22,969,495)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................           --              --             --          16,218             --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................           --              --             703            --              --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................           --              --             --             --              --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................           --              --             --             --              --
                                            --------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (23,067,235)   (541,379,369)    (8,897,825)   (72,322,560)   (116,134,995)
                                            --------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(19,981,910)  $(538,595,800)  $ (8,965,571)  $(70,243,692)  $(115,383,927)
                                            --------------------------------------------------------------------------
                                            --------------------------------------------------------------------------

   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $        --    $     111,519   $        --    $     34,551   $      13,317
                                            --------------------------------------------------------------------------
                                            --------------------------------------------------------------------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $        --    $         --    $        --    $        --    $         --
                                            --------------------------------------------------------------------------
                                            --------------------------------------------------------------------------
   *** See Note 1


                                             BLUE CHIP        REAL
                                               GROWTH        ESTATE
   ---------------------------------------  --------------------------
   INCOME:
    Interest..............................  $     47,763   $   124,609
    Dividends.............................       268,016     5,291,095
                                            --------------------------------------------------------------------------   -----------
---------------
        Total income*.....................       315,779     5,415,704
                                            --------------------------------------------------------------------------   -----------
---------------
   EXPENSES:
    Management fees.......................       210,370       880,021
    Custodian fees........................        44,887        56,865
    Service fees, Class 2***..............         8,532        10,555
    Service fees, Class 3***..............           179           291
    Distribution fees, Class 1***.........           --            --
    Distribution fees, Class 2***.........           --            --
    Distribution fees, Class 3***.........           --            --
    Reports to investors..................         5,686        17,168
    Auditing fees.........................        18,700        18,725
    Legal fees............................         4,016         5,805
    Trustees' fees........................           445         1,410
    Interest expense......................           325         2,288
    Interest expense on securities sold
      short...............................           --            --
    Amortization of organizational
      expenses............................           --            --
    Other expenses........................         1,117           730
                                            --------------------------------------------------------------------------   -----------
---------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........       294,257       993,858
        Expenses reimbursed by the
          adviser.........................       (31,449)          --
        Custody credits earned on cash
          balances........................           (30)          (45)
        Less: Fee paid indirectly (Note
          5)..............................           --            --
                                            --------------------------------------------------------------------------   -----------
---------------
   Net investment income (loss)...........        53,001     4,421,891
                                            --------------------------------------------------------------------------   -----------
---------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................    (6,957,476)    1,395,082
    Net realized gain (loss) on securities
      sold short..........................           --            --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................           --            --
    Net realized gain (loss) on futures
      and options contracts...............           --            --
    Change in unrealized appreciation
      (depreciation) on investments.......    (3,114,042)   (5,013,312)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................           --            --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................           --            --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................           --            --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................           --            --
                                            --------------------------------------------------------------------------   -----------
---------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (10,071,518)   (3,618,230)
                                            --------------------------------------------------------------------------   -----------
---------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(10,018,517)  $   803,661
                                            --------------------------------------------------------------------------   -----------
---------------
                                            --------------------------------------------------------------------------   -----------
---------------
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $        141   $       786
                                            --------------------------------------------------------------------------   -----------
---------------
                                            --------------------------------------------------------------------------   -----------
---------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $        --    $       --
                                            --------------------------------------------------------------------------   -----------
---------------
                                            --------------------------------------------------------------------------   -----------
---------------
   *** See Note 1

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003


                                               SMALL           MFS
                                              COMPANY        MID-CAP       AGGRESSIVE       GROWTH         MARSICO
                                               VALUE         GROWTH          GROWTH      OPPORTUNITIES     GROWTH       TECHNOLOGY
   --------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest..............................  $     6,069   $     168,772   $    190,710   $     50,212    $   120,220   $     17,591
    Dividends.............................       63,914         570,164        960,028         38,176        279,799         22,583
                                            ------------------------------------------------------------------------------------
        Total income*.....................       69,983         738,936      1,150,738         88,388        400,019         40,174
                                               ------------------------------------------------------------------------------------
   EXPENSES:
    Management fees.......................       65,852       1,479,981      1,543,782        175,789        415,129        329,448
    Custodian fees........................       42,042          71,959         50,852         44,865         46,117         44,474
    Service fees, Class 2***..............          --           28,891          8,512          3,980         17,001          5,010
    Service fees, Class 3***..............          --              882            149            186            461            228
    Distribution fees, Class 1***.........          --           36,000            --             --             --           5,041
    Distribution fees, Class 2***.........          --            5,481            --             --             --             953
    Distribution fees, Class 3***.........          --               66            --             --             --              37
    Reports to investors..................        1,470          38,562         40,719          4,966          7,270          5,752
    Auditing fees.........................       18,700          19,789         19,789         18,700         13,936         18,852
    Legal fees............................        6,282           8,146          8,577          3,997          4,506          4,344
    Trustees' fees........................          --            3,624          3,824            313            804            482
    Interest expense......................          --              --          11,114            521            --             410
    Interest expense on securities sold
      short...............................          --              --             --             --             --             --
    Amortization of organizational
      expenses............................          --              --             --             --             --             --
    Other expenses........................          781           3,755          5,703            919            898          3,333
                                               ------------------------------------------------------------------------------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........      135,127       1,697,136      1,693,021        254,236        506,122        418,364
        Expenses reimbursed by the
          adviser.........................      (38,919)            --             --         (17,829)       (16,556)           --
        Custody credits earned on cash
          balances........................          (19)         (1,149)          (112)          (657)          (590)           (68)
        Less: Fee paid indirectly (Note
          5)..............................          --          (41,547)           --             --             --          (6,031)
                                               ------------------------------------------------------------------------------------
   Net investment income (loss)...........      (26,206)       (915,504)      (542,171)      (147,362)       (88,957)      (372,091)
                                               ------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................     (402,575)   (209,754,468)   (54,733,625)   (12,341,210)    (6,151,560)   (21,883,624)
    Net realized gain (loss) on securities
      sold short..........................          --              --             --             --             --             --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................            3            (998)           --             --           8,029            --
    Net realized gain (loss) on futures
      and options contracts...............          --              --         245,243            --             --             --
    Change in unrealized appreciation
      (depreciation) on investments.......     (651,541)     88,395,447     (8,064,170)    (1,436,281)    (3,473,185)     1,588,709
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................          --              (52)           --             --           1,088            --
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................          --              --             --             --             --             --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................          --              --             --             --             --             --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................          --              --             --             --             --             --
                                               ------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (1,054,113)   (121,360,071)   (62,552,552)   (13,777,491)    (9,615,628)   (20,294,915)
                                               ------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(1,080,319)  $(122,275,575)  $(63,094,723)  $(13,924,853)   $(9,704,585)  $(20,667,006)
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------

   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $       --    $       6,942   $      5,351   $        513    $    10,193   $        388
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $       --    $         --    $        --    $        --     $       --    $        --
                                            ------------------------------------------------------------------------------------
                                            ------------------------------------------------------------------------------------
   *** See Note 1

    See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003


                                            SMALL &    INTERNATIONAL                  INTERNATIONAL
                                            MID CAP      GROWTH &         GLOBAL       DIVERSIFIED     EMERGING      FOREIGN
                                             VALUE@       INCOME         EQUITIES       EQUITIES        MARKETS      VALUE@
   --------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest..............................  $    877   $     157,004   $        --    $    342,549    $    21,495   $   3,876
    Dividends.............................    46,295       5,615,605      3,595,889      4,786,057      1,601,065      28,807
                                            ---------------------------------------------------------------------------------
        Total income*.....................    47,172       5,772,609      3,595,889      5,128,606      1,622,560      32,683
                                            ---------------------------------------------------------------------------------
   EXPENSES:
    Management fees.......................    21,665       2,431,931      2,422,005      2,358,196      1,038,376      26,794
    Custodian fees........................    21,690         513,902        332,617        371,829        165,694      33,969
    Service fees, Class 2***..............     2,659          17,086         11,437         14,196          3,554       3,016
    Service fees, Class 3***..............       985             556            154            894            146       1,509
    Distribution fees, Class 1***.........       --              --          22,861            --             --          --
    Distribution fees, Class 2***.........       --              --             730            --             --          --
    Distribution fees, Class 3***.........       --              --               6            --             --          --
    Reports to investors..................    16,297          41,282         57,949         44,317         16,012      24,400
    Auditing fees.........................    11,871          27,381         27,898         27,694         26,158      14,660
    Legal fees............................    26,301           9,660         11,262          9,616          6,699      27,079
    Trustees' fees........................       132           4,756          5,967          4,269          1,544         137
    Interest expense......................       --           60,958        104,230         54,145         11,226         --
    Interest expense on securities sold
      short...............................       --              --             --             --             --          --
    Amortization of organizational
      expenses............................       --              453             23            --             453         --
    Other expenses........................       962           3,534          2,316          3,773            788       1,080
                                            ---------------------------------------------------------------------------------
        Total expenses before
          reimbursements, custody credits
          and fees paid indirectly........   102,562       3,111,499      2,999,455      2,888,929      1,270,650     132,644
        Expenses reimbursed by the
          adviser.........................   (66,413)            --             --             --             --      (80,818)
        Custody credits earned on cash
          balances........................       (12)           (427)        (1,168)          (443)          (214)       (251)
        Less: Fee paid indirectly (Note
          5)..............................       --              --         (23,597)           --             --          --
                                            ---------------------------------------------------------------------------------
   Net investment income (loss)...........    11,035       2,661,537        621,199      2,240,120        352,124     (18,892)
                                            ---------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on
      investments**.......................    (2,021)    (24,006,229)   (98,944,591)   (48,305,888)    (1,464,079)     (2,964)
    Net realized gain (loss) on securities
      sold short..........................       --              --             --             --             --          --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities.........................       --          166,744         77,773      5,854,553       (259,262)     14,813
    Net realized gain (loss) on futures
      and options contracts...............       --              --             --     (21,094,448)           --          --
    Change in unrealized appreciation
      (depreciation) on investments.......   (74,199)    (20,389,871)    10,428,201     15,841,839     (8,185,344)   (536,904)
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities.........................       --           24,188         43,615      1,382,808         52,633          51
    Change in unrealized appreciation
      (depreciation) on futures and
      options contracts...................       --              --             --        (191,884)           --          --
    Change in unrealized appreciation
      (depreciation) on securities sold
      short...............................       --              --             --             --             --          --
    Accrued capital gains tax on
      unrealized appreciation
      (depreciation)......................       --              --             --             --         (64,792)        --
                                            ---------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign
    currencies............................   (76,220)    (44,205,168)   (88,395,002)   (46,513,020)    (9,920,844)   (525,004)
                                            ---------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............  $(65,185)  $ (41,543,631)  $(87,773,803)  $(44,272,900)   $(9,568,720)  $(543,896)
                                            ---------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $     48   $     618,552   $    203,486   $    558,137    $   206,568   $   3,781
                                            ---------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------
    ** Net of foreign withholding taxes on
       capital gains of...................  $    --    $         --    $        --    $        --     $    36,572   $     --
                                            ---------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------
   *** See Note 1
    @ For the period August 1, 2002 to
      January 31, 2003

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  8,600,467   $ 20,422,368   $  5,582,602   $ 23,532,928   $  8,059,491
   Net realized gain (loss) on investments......        29,641    (12,086,896)     2,629,948    (40,721,833)   (23,799,214)
   Net realized (loss) on securities sold
    short.......................................           --             --             --        (209,625)           --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --     (14,134,385)           --        (415,234)
   Net realized gain (loss) on futures and
    options contracts...........................           --             --      (2,324,839)           --        (517,872)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......      (308,964)    11,113,528     19,858,934     10,317,359     16,572,002
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --             --      (2,572,018)            14       (115,187)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --        (273,608)      (204,675)      (121,122)
   Change in unrealized appreciation
    (depreciation) on securities sold short.....           --             --             --             --             --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................           --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     8,321,144     19,449,000      8,766,634     (7,285,832)      (337,136)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................   (20,578,900)   (16,048,501)    (2,240,591)   (30,907,511)   (11,114,168)
   Dividends from net investment income -- Class
    2*..........................................    (2,147,100)    (1,843,499)      (127,409)    (2,094,489)      (270,832)
   Dividends from net investment income -- Class
    3*..........................................           --             --             --             --             --
   Distribution from net realized gain on
    investments -- Class 1*.....................           --             --      (1,795,619)           --             --
   Distribution from net realized gain on
    investments -- Class 2*.....................           --             --        (107,381)           --             --
   Distribution from net realized gain on
    investments -- Class 3*.....................           --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (22,726,000)   (17,892,000)    (4,271,000)   (33,002,000)   (11,385,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   (57,567,262)    35,618,324     (8,986,332)    23,112,998     (1,704,690)
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (71,972,118)    37,175,324     (4,490,698)   (17,174,834)   (13,426,826)
   NET ASSETS:
   Beginning of period..........................  $622,833,223   $269,442,680   $148,429,308   $260,630,266   $ 94,627,399
                                                  ------------------------------------------------------------------------
   End of period................................  $550,861,105   $306,618,004   $143,938,610   $243,455,432   $ 81,200,573
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  8,593,022   $ 20,381,128   $ (4,323,590)  $ 23,558,347   $  6,616,610
                                                  ========================================================================
   * See Note 1.


                                                   SUNAMERICA       MFS TOTAL
                                                    BALANCED         RETURN
   ---------------------------------------------  -----------------------------
   OPERATIONS:
   Net investment income (loss).................  $   7,633,965   $  16,080,666
   Net realized gain (loss) on investments......    (69,127,227)    (26,434,947)
   Net realized (loss) on securities sold
    short.......................................            --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --           30,688
   Net realized gain (loss) on futures and
    options contracts...........................            --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     (5,061,390)    (27,869,423)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --           15,397
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --              --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....            --              --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................            --              --
                                                  -----------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (66,554,652)    (38,177,619)
                                                  -----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................     (9,680,010)    (10,216,871)
   Dividends from net investment income -- Class
    2*..........................................       (477,990)     (1,299,129)
   Dividends from net investment income -- Class
    3*..........................................            --              --
   Distribution from net realized gain on
    investments -- Class 1*.....................            --       (6,426,532)
   Distribution from net realized gain on
    investments -- Class 2*.....................            --         (853,468)
   Distribution from net realized gain on
    investments -- Class 3*.....................            --              --
                                                  -----------------------------
   Total dividends and distributions to
    shareholders................................    (10,158,000)    (18,796,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (69,752,564)    182,600,376
                                                  -----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (146,465,216)    125,626,757
   NET ASSETS:
   Beginning of period..........................  $ 477,287,493   $ 489,615,283
                                                  -----------------------------
   End of period................................  $ 330,822,277   $ 615,242,040
                                                  =============================
   ---------------
   Undistributed net investment income (loss)...  $   7,626,812   $  16,093,850
                                                  =============================
   * See Note 1.

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                      ASSET         TELECOM        EQUITY         EQUITY         GROWTH-
                                                   ALLOCATION       UTILITY        INCOME         INDEX           INCOME
   -------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  16,927,063   $  3,268,674   $   134,470   $    470,222   $    9,418,103
   Net realized gain (loss) on investments......     (8,322,053)   (25,279,128)     (164,118)    (2,497,019)    (114,798,914)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           (153)            47           --            (812)             --
   Net realized gain (loss) on futures and
    options contracts...........................            --          70,974           --         (83,627)     (16,299,257)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......    (45,630,286)     3,063,963    (1,441,264)    (9,816,524)    (173,239,239)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             10            --            --             --               --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --             --            --         (27,793)      (2,341,938)
   Change in unrealized appreciation
    (depreciation) on securities sold short.....            --             --            --             --               --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................            --             --            --             --               --
                                                  --------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (37,025,419)   (18,875,470)   (1,470,912)   (11,955,553)    (297,261,245)
                                                  --------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (17,799,637)    (5,914,202)     (138,000)      (430,000)      (9,602,620)
   Dividends from net investment income -- Class
    2*..........................................       (386,093)      (297,798)          --             --          (282,380)
   Dividends from net investment income -- Class
    3*..........................................         (2,270)           --            --             --               --
   Distribution from net realized gain on
    investments -- Class 1*.....................            --             --            --             --               --
   Distribution from net realized gain on
    investments -- Class 2*.....................            --             --            --             --               --
   Distribution from net realized gain on
    investments -- Class 3*.....................            --             --            --             --               --
                                                  --------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (18,188,000)    (6,212,000)     (138,000)      (430,000)      (9,885,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (51,906,471)    (4,548,491)       (1,617)    (1,462,207)    (242,693,330)
                                                  --------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (107,119,890)   (29,635,961)   (1,610,529)   (13,847,760)    (549,839,575)
   NET ASSETS:
   Beginning of period..........................  $ 558,314,138   $ 86,186,588   $ 8,060,002   $ 51,433,912   $1,465,177,397
                                                  --------------------------------------------------------------------------
   End of period................................  $ 451,194,248   $ 56,550,627   $ 6,449,473   $ 37,586,152   $  915,337,822
                                                  ==========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  16,866,011   $  3,256,194   $   124,718   $    463,680   $    9,412,177
                                                  ==========================================================================
   * See Note 1.

                                                                     DAVIS
                                                   FEDERATED        VENTURE
                                                     VALUE           VALUE
   ---------------------------------------------  -----------------------------
   OPERATIONS:
   Net investment income (loss).................  $  3,468,959   $   16,198,949
   Net realized gain (loss) on investments......   (15,411,308)    (135,399,807)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --               151
   Net realized gain (loss) on futures and
    options contracts...........................           --               --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......   (46,635,138)    (244,459,370)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --               --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --               --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....           --               --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................           --               --
                                                  -----------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (58,577,487)    (363,660,077)
                                                  -----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (2,507,561)     (11,666,139)
   Dividends from net investment income -- Class
    2*..........................................      (152,439)        (438,861)
   Dividends from net investment income -- Class
    3*..........................................           --               --
   Distribution from net realized gain on
    investments -- Class 1*.....................           --               --
   Distribution from net realized gain on
    investments -- Class 2*.....................           --               --
   Distribution from net realized gain on
    investments -- Class 3*.....................           --               --
                                                  -----------------------------
   Total dividends and distributions to
    shareholders................................    (2,660,000)     (12,105,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (7,114,738)    (265,454,510)
                                                  -----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (68,352,225)    (641,219,587)
   NET ASSETS:
   Beginning of period..........................  $277,556,050   $2,356,876,055
                                                  -----------------------------
   End of period................................  $209,203,825   $1,715,656,468
                                                  =============================
   ---------------
   Undistributed net investment income (loss)...  $  3,466,656   $   16,395,204
                                                  =============================
   * See Note 1.

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                                                    GOLDMAN           MFS
                                                   "DOGS" OF        ALLIANCE         SACHS        GROWTH AND        PUTNAM
                                                  WALL STREET        GROWTH         RESEARCH        INCOME          GROWTH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  3,085,325   $    2,783,569   $    (67,746)  $   2,078,868   $     751,068
   Net realized gain (loss) on investments......    (7,400,224)    (360,712,894)   (11,746,086)    (45,033,503)    (93,165,500)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --               --             --           31,572             --
   Net realized gain (loss) on futures and
    options contracts...........................           --               --        (264,752)            --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......   (15,667,011)    (180,666,475)     3,112,310     (27,336,847)    (22,969,495)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --               --             --           16,218             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --               --             703             --              --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....           --               --             --              --              --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................           --               --             --              --              --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (19,981,910)    (538,595,800)    (8,965,571)    (70,243,692)   (115,383,927)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (2,160,200)      (3,653,155)           --       (2,103,304)       (620,435)
   Dividends from net investment income -- Class
    2*..........................................      (142,800)         (71,845)                      (108,696)         (7,065)
   Dividends from net investment income -- Class
    3*..........................................           --               --             --              --              --
   Distribution from net realized gain on
    investments --  Class 1*....................           --               --             --              --              --
   Distribution from net realized gain on
    investments -- Class 2*.....................           --               --             --              --              --
   Distribution from net realized gain on
    investments -- Class 3*.....................           --               --             --              --              --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (2,303,000)      (3,725,000)           --       (2,212,000)       (627,500)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    17,054,220     (354,529,928)     6,567,532     (27,678,450)    (93,942,584)
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (5,230,690)    (896,850,728)    (2,398,039)   (100,134,142)   (209,954,011)
   NET ASSETS:
   Beginning of period..........................  $115,637,272   $1,949,033,178   $ 30,430,261   $ 329,077,292   $ 490,707,131
                                                  ----------------------------------------------------------------------------
   End of period................................  $110,406,582   $1,052,182,450   $ 28,032,222   $ 228,943,150   $ 280,753,120
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $  3,082,648   $    2,779,718   $         --   $   2,098,288   $     749,823
                                                  ============================================================================
   * See Note 1.


                                                   BLUE CHIP         REAL
                                                     GROWTH         ESTATE
   ---------------------------------------------  ---------------------------
   OPERATIONS:
   Net investment income (loss).................  $     53,001   $  4,421,891
   Net realized gain (loss) on investments......    (6,957,476)     1,395,082
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --
   Net realized gain (loss) on futures and
    options contracts...........................           --             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......    (3,114,042)    (5,013,312)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....           --             --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................           --             --
                                                  ---------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (10,018,517)       803,661
                                                  ---------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................       (65,119)    (2,738,373)
   Dividends from net investment income -- Class
    2*..........................................       (13,381)      (207,627)
   Dividends from net investment income -- Class
    3*..........................................           --             --
   Distribution from net realized gain on
    investments --  Class 1*....................           --             --
   Distribution from net realized gain on
    investments -- Class 2*.....................           --             --
   Distribution from net realized gain on
    investments -- Class 3*.....................           --             --
                                                  ---------------------------
   Total dividends and distributions to
    shareholders................................       (78,500)    (2,946,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     6,519,368     22,254,155
                                                  ---------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (3,577,649)    20,111,816
   NET ASSETS:
   Beginning of period..........................  $ 31,966,301   $ 87,520,071
                                                  ---------------------------
   End of period................................  $ 28,388,652   $107,631,887
                                                  ===========================
   ---------------
   Undistributed net investment income (loss)...  $     50,158   $  3,612,019
                                                  ===========================
   * See Note 1.

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                     SMALL           MFS
                                                    COMPANY        MID-CAP       AGGRESSIVE        GROWTH         MARSICO
                                                     VALUE         GROWTH          GROWTH       OPPORTUNITIES     GROWTH
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   (26,206)  $    (915,504)  $    (542,171)  $   (147,362)   $   (88,957)
   Net realized gain (loss) on investments......     (402,575)   (209,754,468)    (54,733,625)   (12,341,210)    (6,151,560)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            3            (998)            --             --           8,029
   Net realized gain (loss) on futures and
    options contracts...........................          --              --          245,243            --             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     (651,541)     88,395,447      (8,064,170)    (1,436,281)    (3,473,185)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......          --              (52)            --             --           1,088
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................          --              --              --             --             --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....          --              --              --             --             --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................          --              --              --             --             --
                                                  -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (1,080,319)   (122,275,575)    (63,094,723)   (13,924,853)    (9,704,585)
                                                  -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................          --              --         (614,475)           --          (5,000)
   Dividends from net investment income -- Class
    2*..........................................          --              --          (13,525)           --             --
   Dividends from net investment income -- Class
    3*..........................................          --              --              --             --             --
   Distribution from net realized gain on
    investments -- Class 1*.....................     (375,000)            --              --             --             --
   Distribution from net realized gain on
    investments -- Class 2*.....................          --              --              --             --             --
   Distribution from net realized gain on
    investments -- Class 3*.....................          --              --              --             --             --
                                                  -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (375,000)            --         (628,000)           --          (5,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    1,181,007     (17,443,471)    (68,638,463)    (5,462,381)    53,900,431
                                                  -------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (274,312)   (139,719,046)   (132,361,186)   (19,387,234)    44,190,846
   NET ASSETS:
   Beginning of period..........................  $ 6,056,463   $ 291,441,980   $ 295,989,043   $ 35,259,805    $18,828,869
                                                  -------------------------------------------------------------------------
   End of period................................  $ 5,782,151   $ 151,722,934   $ 163,627,857   $ 15,872,571    $63,019,715
                                                  =========================================================================

   ---------------
   Undistributed net investment income (loss)...  $       --    $        (771)  $         --    $        --     $        --
                                                  =========================================================================
   * See Note 1


                                                   TECHNOLOGY
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $   (372,091)
   Net realized gain (loss) on investments......   (21,883,624)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --
   Net realized gain (loss) on futures and
    options contracts...........................           --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     1,588,709
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....           --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................           --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................   (20,667,006)
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................           --
   Dividends from net investment income -- Class
    2*..........................................           --
   Dividends from net investment income -- Class
    3*..........................................           --
   Distribution from net realized gain on
    investments -- Class 1*.....................           --
   Distribution from net realized gain on
    investments -- Class 2*.....................           --
   Distribution from net realized gain on
    investments -- Class 3*.....................           --
                                                  ------------
   Total dividends and distributions to
    shareholders................................           --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     6,658,561
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (14,008,445)
   NET ASSETS:
   Beginning of period..........................  $ 42,468,402
                                                  ------------
   End of period................................  $ 28,459,957
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $        --
                                                  ============
   * See Note 1

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2003

                                                                INTERNATIONAL                  INTERNATIONAL
                                                  SMALL & MID    GROWTH AND        GLOBAL       DIVERSIFIED     EMERGING
                                                  CAP VALUE@       INCOME         EQUITIES       EQUITIES        MARKETS
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   11,035    $  2,661,537    $    621,199   $  2,240,120    $   352,124
   Net realized gain (loss) on investments......      (2,021)    (24,006,229)    (98,944,591)   (48,305,888)    (1,464,079)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................         --          166,744          77,773      5,854,553       (259,262)
   Net realized gain (loss) on futures and
    options contracts...........................         --              --              --     (21,094,448)           --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     (74,199)    (20,389,871)     10,428,201     15,841,839     (8,185,344)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......         --           24,188          43,615      1,382,808         52,633
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................         --              --              --        (191,884)           --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....         --              --              --             --             --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................         --              --              --             --         (64,792)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     (65,185)    (41,543,631)    (87,773,803)   (44,272,900)    (9,568,720)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................         --       (1,344,530)            --             --        (197,353)
   Dividends from net investment income -- Class
    2*..........................................      (2,733)        (75,470)            --             --          (4,647)
   Dividends from net investment income -- Class
    3*..........................................        (567)            --              --             --             --
   Distribution from net realized gain on
    investments -- Class 1*.....................         --              --              --             --             --
   Distribution from net realized gain on
    investments -- Class 2*.....................         --              --              --             --             --
   Distribution from net realized gain on
    investments -- Class 3*.....................         --              --              --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (3,300)     (1,420,000)            --             --        (202,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   8,061,403     (56,116,921)    (94,764,811)  (102,801,272)    (6,752,825)
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   7,992,918     (99,080,552)   (182,538,614)  (147,074,172)   (16,523,545)
   NET ASSETS:
   Beginning of period..........................  $      --     $294,048,378    $413,187,910   $315,084,059    $83,341,245
                                                  ------------------------------------------------------------------------
   End of period................................  $7,992,918    $194,967,826    $230,649,296   $168,009,887    $66,817,700
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $    7,735    $  3,221,030    $    627,780   $  8,459,886    $   (39,972)
                                                  ========================================================================
    * See Note 1
   @ For the period August 1, 2002 to January
     31, 2003


                                                    FOREIGN
                                                    VALUE@
   ---------------------------------------------  -----------
   OPERATIONS:
   Net investment income (loss).................  $   (18,892)
   Net realized gain (loss) on investments......       (2,964)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................       14,813
   Net realized gain (loss) on futures and
    options contracts...........................          --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     (536,904)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           51
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................          --
   Change in unrealized appreciation
    (depreciation) on securities sold short.....          --
   Accrued capital gains tax on unrealized
    appreciation (depreciation).................          --
                                                  -----------
   Net increase (decrease) in net assets
    resulting from operations...................     (543,896)
                                                  -----------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................          --
   Dividends from net investment income -- Class
    2*..........................................      (17,207)
   Dividends from net investment income -- Class
    3*..........................................       (7,293)
   Distribution from net realized gain on
    investments -- Class 1*.....................          --
   Distribution from net realized gain on
    investments -- Class 2*.....................          --
   Distribution from net realized gain on
    investments -- Class 3*.....................          --
                                                  -----------
   Total dividends and distributions to
    shareholders................................      (24,500)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   10,555,696
                                                  -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    9,987,300
   NET ASSETS:
   Beginning of period..........................  $       --
                                                  -----------
   End of period................................  $ 9,987,300
                                                  ===========
   ---------------
   Undistributed net investment income (loss)...  $    (5,348)
                                                  ===========
    * See Note 1
   @ For the period August 1, 2002 to January
     31, 2003

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 22,728,765   $ 17,853,042   $  5,585,768   $ 32,926,772   $ 11,207,707
   Net realized gain (loss) on investments......       (13,122)    (3,438,874)    (2,468,726)   (84,607,811)    (3,414,352)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --       8,769,812          6,302         13,455
   Net realized gain (loss) on futures and
    options contracts...........................           --             --      (1,145,316)           --         172,978
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......       181,130     (2,528,670)    (4,421,158)    22,525,514    (18,402,163)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --             --        (569,603)           --         216,693
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --          16,430            --         (46,140)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    22,896,773     11,885,498      5,767,207    (29,149,223)   (10,251,822)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................   (28,797,299)   (14,689,049)   (13,071,475)   (32,212,494)   (12,567,509)
   Dividends from net investment income -- Class
    2*..........................................      (227,701)      (130,951)       (53,525)      (122,506)       (22,491)
   Distributions from net realized gain on
    investments -- Class 1*.....................           --             --             --             --             --
   Distributions from net realized gain on
    investments -- Class 2*.....................           --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (29,025,000)   (14,820,000)   (13,125,000)   (32,335,000)   (12,590,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   224,956,844     73,042,756     16,259,382     22,580,850        233,282
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   218,828,617     70,108,254      8,901,589    (38,903,373)   (22,608,540)
   NET ASSETS:
   Beginning of period..........................  $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                                  ------------------------------------------------------------------------
   End of period................................  $622,833,223   $269,442,680   $148,429,308   $260,630,266   $ 94,627,399
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 22,718,555   $ 17,834,860   $    351,172   $ 32,854,630   $ 11,000,288
                                                  ========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $  10,160,984
   Net realized gain (loss) on investments......    (60,564,721)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......    (42,067,872)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (92,471,609)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (10,611,865)
   Dividends from net investment income -- Class
    2*..........................................        (33,135)
   Distributions from net realized gain on
    investments -- Class 1*.....................    (15,490,762)
   Distributions from net realized gain on
    investments -- Class 2*.....................        (49,238)
                                                  -------------
   Total dividends and distributions to
    shareholders................................    (26,185,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     20,905,416
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (97,751,193)
   NET ASSETS:
   Beginning of period..........................  $ 575,038,686
                                                  -------------
   End of period................................  $ 477,287,493
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  10,150,847
                                                  =============

---------------

* See Note 1
    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY        EQUITY
                                                     RETURN       ALLOCATION      UTILITY        INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 11,414,201   $ 17,955,502   $  6,213,596   $  150,982   $    433,929
   Net realized gain (loss) on investments......     6,194,846    (19,845,946)   (17,085,347)      61,442       (278,281)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,542)       (88,517)          (591)         --             --
   Net realized gain (loss) on futures and
    options
    contracts...................................           --      (3,705,460)        79,925          --         (46,110)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......   (17,322,412)   (36,037,077)    (7,104,709)    (676,228)   (10,634,206)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......        (8,627)       340,584            --           --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --        (840,103)           --           --          (7,506)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       272,466    (42,221,017)   (17,897,126)    (463,804)   (10,532,174)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (8,225,687)   (19,304,139)    (3,293,338)    (135,000)      (420,000)
   Dividends from net investment income -- Class
    2*..........................................       (59,313)       (21,861)       (18,662)         --             --
   Distributions from net realized gain on
    investments -- Class 1*.....................   (13,590,055)   (12,855,274)           --           --        (455,000)
   Distributions from net realized gain on
    investments -- Class 2*.....................       (99,945)       (14,726)           --           --             --
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (21,975,000)   (32,196,000)    (3,312,000)    (135,000)      (875,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   208,040,282    (20,578,487)    (5,286,509)     344,188       (945,167)
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   186,337,748    (94,995,504)   (26,495,635)    (254,616)   (12,352,341)
   NET ASSETS:
   Beginning of period..........................  $303,277,535   $653,309,642   $112,682,223   $8,314,618   $ 63,786,253
                                                  ----------------------------------------------------------------------
   End of period................................  $489,615,283   $558,314,138   $ 86,186,588   $8,060,002   $ 51,433,912
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 11,507,292   $ 18,181,913   $  6,208,322   $  154,153   $    427,050
                                                  ======================================================================


                                                   GROWTH-INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $     9,896,595
   Net realized gain (loss) on investments......      (32,850,049)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Net realized gain (loss) on futures and
    options
    contracts...................................      (21,068,040)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......     (340,554,336)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................       (1,964,000)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................     (386,539,830)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................      (11,784,811)
   Dividends from net investment income -- Class
    2*..........................................          (27,189)
   Distributions from net realized gain on
    investments -- Class 1*.....................      (79,731,566)
   Distributions from net realized gain on
    investments -- Class 2*.....................         (193,434)
                                                  ---------------
   Total dividends and distributions to
    shareholders................................      (91,737,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........       12,384,458
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (465,892,372)
   NET ASSETS:
   Beginning of period..........................  $ 1,931,069,769
                                                  ---------------
   End of period................................  $ 1,465,177,397
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $     9,879,074
                                                  ===============

   * See Note 1
   See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                     DAVIS                                          GOLDMAN
                                                   FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                     VALUE           VALUE        WALL STREET        GROWTH         RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,671,498   $   12,121,323   $  2,302,944   $    3,738,814   $   (179,255)
   Net realized gain (loss) on investments......   (12,072,366)     (42,410,477)     2,927,158     (507,479,468)   (10,613,158)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --               --             --               --             --
   Net realized gain (loss) on futures and
    options
    contracts...................................           --               --             --               --         (42,483)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......   (10,925,320)    (420,661,631)     1,058,259     (146,519,316)    (3,464,381)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --               --             --               --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --                              --               --           8,951
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (20,326,188)    (450,950,785)     6,288,361     (650,259,970)   (14,290,326)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................    (3,390,537)     (12,160,912)    (2,352,295)             --             --
   Dividends from net investment income -- Class
    2*..........................................       (19,463)         (34,088)       (17,705)             --             --
   Distributions from net realized gain on
    investments -- Class 1*.....................    (6,469,740)    (382,510,498)           --      (201,532,428)           --
   Distributions from net realized gain on
    investments -- Class 2*.....................       (38,260)      (1,159,502)           --          (462,572)           --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (9,918,000)    (395,865,000)    (2,370,000)    (201,995,000)          --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    76,084,549      395,646,471     19,649,263       (8,809,702)     4,817,762
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    45,840,361     (451,169,314)    23,567,624     (861,064,672)    (9,472,564)
   NET ASSETS:
   Beginning of period..........................  $231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                                  ----------------------------------------------------------------------------
   End of period................................  $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $ 30,430,261
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $  2,657,697   $   12,306,819   $  2,299,950   $    3,721,149   $        --
                                                  ============================================================================

                                                       MFS
                                                   GROWTH AND
                                                     INCOME
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   2,237,830
   Net realized gain (loss) on investments......    (47,290,459)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (20,221)
   Net realized gain (loss) on futures and
    options
    contracts...................................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......    (21,292,567)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......         (6,959)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (66,372,376)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................     (1,994,785)
   Dividends from net investment income -- Class
    2*..........................................        (10,215)
   Distributions from net realized gain on
    investments -- Class 1*.....................    (15,216,824)
   Distributions from net realized gain on
    investments -- Class 2*.....................        (83,176)
                                                  -------------
   Total dividends and distributions to
    shareholders................................    (17,305,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     43,237,100
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (40,440,276)
   NET ASSETS:
   Beginning of period..........................  $ 369,517,568
                                                  -------------
   End of period................................  $ 329,077,292
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,199,849
                                                  =============

   * See Note 1
   See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                                SMALL           MFS
                                                     PUTNAM        BLUE CHIP       REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH        ESTATE        VALUE         GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     639,314   $    78,107   $ 2,947,182   $  (19,140)  $    (794,862)
   Net realized gain (loss) on investments......   (133,390,703)   (5,393,023)    2,205,770      410,492     (76,265,796)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --            --           --             (253)
   Net realized gain (loss) on futures and
    options
    contracts...................................            --            --            --           --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......    (54,284,922)     (223,510)     (774,846)     (90,073)    (72,649,044)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --            --            --           --              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --            --            --           --              --
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (187,036,311)   (5,538,426)    4,378,106      301,279    (149,709,955)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................            --        (15,838)   (2,687,712)         --              --
   Dividends from net investment income -- Class
    2*..........................................            --           (162)      (14,288)         --              --
   Distribution from net realized gain on
    investments -- Class 1*.....................    (19,262,124)          --            --      (150,000)    (52,466,862)
   Distribution from net realized gain on
    investments -- Class 2*.....................        (32,876)          --            --           --         (553,138)
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (19,295,000)      (16,000)   (2,702,000)    (150,000)    (53,020,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (35,904,287)   21,719,342     9,619,549    1,495,699     126,648,873
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (242,235,598)   16,164,916    11,295,655    1,646,978     (76,081,082)
   NET ASSETS:
   Beginning of period..........................  $ 732,942,729   $15,801,385   $76,224,416   $4,409,485   $ 367,523,062
                                                  ----------------------------------------------------------------------
   End of period................................  $ 490,707,131   $31,966,301   $87,520,071   $6,056,463   $ 291,441,980
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $     626,255   $    75,657   $ 2,942,812   $      865   $         (24)
                                                  ======================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $      728,045
   Net realized gain (loss) on investments......    (141,299,232)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Net realized gain (loss) on futures and
    options
    contracts...................................     (20,191,100)
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)......       9,898,851
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (150,863,436)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    1*..........................................      (1,346,435)
   Dividends from net investment income -- Class
    2*..........................................          (3,565)
   Distribution from net realized gain on
    investments -- Class 1*.....................     (77,872,810)
   Distribution from net realized gain on
    investments -- Class 2*.....................        (227,190)
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (79,450,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........      30,476,864
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (199,836,572)
   NET ASSETS:
   Beginning of period..........................  $  495,825,615
                                                  --------------
   End of period................................  $  295,989,043
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $      627,035
                                                  ==============

    * See Note 1

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                              INTERNATIONAL
                                                  GROWTH         MARSICO                       GROWTH AND        GLOBAL
                                               OPPORTUNITIES      GROWTH       TECHNOLOGY        INCOME         EQUITIES
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    (61,878)   $      8,084   $   (500,731)   $  2,465,853    $     691,136
   Net realized gain (loss) on investments...   (11,125,247)     (2,041,923)   (33,329,736)    (55,040,743)     (99,558,682)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........           --           (2,920)           --       (1,780,382)        (594,195)
   Net realized gain (loss) on futures and
    options contracts........................           --              --             --              --               --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)...       783,783       1,169,406      1,810,198     (20,438,756)     (66,810,649)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...           --             (233)           --          264,065          (62,162)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................           --              --             --              --               --
                                               ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (10,403,342)       (867,586)   (32,020,269)    (74,529,963)    (166,334,552)
                                               ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class 1*.......................        (2,450)         (4,810)           --         (935,674)        (439,361)
   Dividends from net investment
    income -- Class 2*.......................           (50)           (190)           --           (4,326)            (639)
   Distributions from net realized gain on
    investments -- Class 1*..................           --          (21,940)           --      (13,220,372)     (73,128,289)
   Distributions from net realized gain on
    investments -- Class 2*..................           --           (3,060)           --          (69,628)        (173,711)
                                               ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................        (2,500)        (30,000)           --      (14,230,000)     (73,742,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    16,829,399      14,130,839     18,165,820      40,694,609        3,197,396
                                               ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     6,423,557      13,233,253    (13,854,449)    (48,065,354)    (236,879,156)
   NET ASSETS:
   Beginning of period.......................  $ 28,836,248    $  5,595,616   $ 56,322,851    $342,113,732    $ 650,067,066
                                               ----------------------------------------------------------------------------
   End of period.............................  $ 35,259,805    $ 18,828,869   $ 42,468,402    $294,048,378    $ 413,187,910
                                               ============================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................  $        --     $      2,274   $        --     $  1,308,340    $     (71,192)
                                               ============================================================================

                                               INTERNATIONAL
                                                DIVERSIFIED      EMERGING
                                                 EQUITIES        MARKETS
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $   2,801,972   $    386,530
   Net realized gain (loss) on investments...    (22,260,803)   (22,465,433)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........     (3,795,474)      (519,709)
   Net realized gain (loss) on futures and
    options contracts........................     (3,142,627)           --
   Change in unrealized appreciation
    (depreciation) on investments (Note 3)...    (58,539,155)    10,304,732
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...       (430,502)       (99,671)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................       (213,271)           --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................    (85,579,860)   (12,393,551)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class 1*.......................            --        (205,514)
   Dividends from net investment
    income -- Class 2*.......................            --            (486)
   Distributions from net realized gain on
    investments -- Class 1*..................    (25,231,939)      (897,572)
   Distributions from net realized gain on
    investments -- Class 2*..................        (43,061)        (2,428)
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................    (25,275,000)    (1,106,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    (16,070,012)       333,362
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...   (126,924,872)   (13,166,189)
   NET ASSETS:
   Beginning of period.......................  $ 442,008,931   $ 96,507,434
                                               ----------------------------
   End of period.............................  $ 315,084,059   $ 83,341,245
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $     125,518   $   (196,299)
                                               ============================

    -------------------

    * See Note 1

    See Notes to Financial Statements.

---------------------

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust (the "Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life policies. Shares of the Trust are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation and American Life Assurance Company of New York, a New York corporation. AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc. a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company and American International Life Assurance Company of New York are indirect wholly-owned subsidiaries of AIG. The life insurance companies listed above are collectively referred to as the "Life Companies."

  The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

  Effective July 9, 2001, shares of beneficial interest in each Portfolio of the Trust except the Equity Index, Equity Income and the Small Company Value Portfolios were divided into two classes of shares, Class A and Class B. All shares issued prior to such date have been redesignated as Class A shares.

  Effective August 1, 2002, the Foreign Value Portfolio and Small & Mid Cap Value Portfolio were added to the Trust.

  Effective September 30, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of Class A and B shares to Class 1 and 2 shares, respectively. Class 1 shares of each Portfolio are offered only in connection with certain variable contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that
(i) each class may bear differing amounts of certain class-specific expenses;
(ii) Class 2 and 3 shares are subject to service fees and distribution fees, while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. Class 2 and 3 shares of each portfolio pay service fees at an annual rate of 0.15% and 0.25%, respectively, of each classes' average daily net assets. The Board of Trustees may establish additional portfolios or classes in the future.

The investment objectives for the Portfolios included in this report are as follows:

The CASH MANAGEMENT PORTFOLIO seeks high current yield consistent with liquidity and preservation of capital by investing in a diversified selection of money market instruments.

The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing, under normal circumstances, at least 80% of net assets in fixed income securities, but invests primarily in investment grade fixed income securities; and may invest up to 35% in fixed income securities rated below investment grade.

The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing, under normal circumstances, at least 80% of net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing, under normal circumstances, at least 80% of net assets in high income securities of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal and capital appreciation by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

The MFS TOTAL RETURN PORTFOLIO seeks reasonable current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

                                                           ---------------------

The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

The TELECOM UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing, under normal circumstances, at least 80% of net assets in equity and debt securities of utility companies.

The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities of companies which the subadviser believes are characterized by the ability to pay above-average dividends, the ability to finance expected growth and strong management.

The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing, under normal circumstances, at least 80% of net assets in common stocks included in the S&P 500(R).

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The DAVIS VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 80% of net assets in equity investments selected for their potential to achieve capital appreciation over the long term.

The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its subadviser believes have above-average growth prospects.

The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing, under normal circumstances, at least 80% of net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing, under normal circumstances, at least 80% of net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing, under normal circumstances, at least 80% of net assets in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations ranging from approximately $39 million to $2.9 billion.

The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that its subadviser believes have above-average growth potential.

The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion.

The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital by investing, under normal circumstances, at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

The SMALL & MID CAP VALUE PORTFOLIO seeks long-term growth of capital by investing, under normal circumstances at least 80% of net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.

The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

---------------------

The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers, demonstrating the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of net assets will be invested in equity securities.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of net assets will be invested in equity securities.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

The FOREIGN VALUE PORTFOLIO seeks long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States of America are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts and options are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Loan agreements are recorded on settlement date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date. The Trust amortizes all premiums and accretes all discounts on fixed income securities as well as those original issue discounts for which amortization is required for Federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Indian and Thailand tax regulations require that taxes be paid on capital gains realized by the Portfolio.

                                                           ---------------------

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

  Dividends from net investment income and capital gain distributions, if any, are paid annually.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income
(loss), net realized gain (loss), and net assets are not affected.

  The Trust intends for each Portfolio to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. Each Portfolio is considered a seperate entity for tax purposes.

INVESTMENT SECURITIES LOANED: During the year ended January 31, 2003, the SunAmerica Balanced Portfolio participated in securities lending with qualified brokers. The SunAmerica Balanced Portfolio may lend portfolio securities to the extent of one-third of the Portfolio's total assets. In lending portfolio securities to brokers, the Portfolio receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Portfolio may use the cash collateral received to invest in short-term investments, which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Portfolio, net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. During the year ended January 31, 2003 $42,210 was incurred. As with other extensions of credit, should the borrower of the securities fail financially, the Portfolio may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At January 31, 2003, the SunAmerica Balanced Portfolio loaned securities with a value of $25,045,900 and received collateral of $25,762,500 for these loans.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

As of January 31, 2003, the following Portfolios held a percentage of an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co:

                                                              PERCENTAGE   PRINCIPAL
                                                               INTEREST      AMOUNT
                                                              ----------   ----------
High-Yield Bond.............................................     0.62%     $1,464,000
SunAmerica Balanced.........................................     0.17         403,000
"Dogs" of Wall Street.......................................     0.22         508,000
Blue Chip Growth............................................     0.37         880,000
Aggressive Growth...........................................     0.75       1,766,000
Growth Opportunities........................................     0.74       1,742,000

---------------------

As of such date, the repurchase agreement in the joint account and the collateral thereof were as follows:

State Street Bank & Trust Co. Repurchase Agreement, 1.24% dated January 31, 2003 in the principal amount of $236,060,000, repurchase price $236,084,393 due 02/03/03, collateralized by the following:

                                                              INTEREST   MATURITY    PRINCIPAL        MARKET
TYPE OF COLLATERAL                                              RATE       DATE        AMOUNT         VALUE
------------------                                            --------   --------   ------------   ------------
U.S. Treasury Bills.........................................    1.14%    6/12/03    $ 24,580,000   $ 24,481,680
U.S. Treasury Notes.........................................    3.38     4/30/04     142,110,000    146,906,213
U.S. Treasury Notes.........................................    3.63     3/31/04      66,925,000     69,434,688

In addition, at January 31, 2003, the following Portfolios held a percentage of an undivided interest in a joint repurchase agreement with UBS Warburg, LLC:

                                                              PERCENTAGE    PRINCIPAL
                                                               INTEREST      AMOUNT
                                                              ----------   -----------
SunAmerica Balanced.........................................     9.11%     $41,000,000
Blue Chip Growth............................................     0.67        3,000,000
Aggressive Growth...........................................     1.18        5,300,000

As of such date, the repurchase agreement in the joint account and the collateral thereof were as follows:

UBS Warburg, LLC Repurchase Agreement, 1.28% dated January 31, 2003, in the principal amount of $450,000,000, repurchase price $450,048,000 due 2/03/03, collateralized by the following:

                                                              INTEREST   MATURITY    PRINCIPAL        MARKET
TYPE OF COLLATERAL                                              RATE       DATE        AMOUNT         VALUE
------------------                                            --------   --------   ------------   ------------
U.S. Treasury Bonds.........................................   11.25%    02/15/15   $138,063,000   $234,189,363
U.S. Treasury Bonds.........................................    8.88     02/15/19    150,000,000    224,812,500

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Portfolios which serve as collateral for open futures contracts are indicated on the Portfolio of Investments.

  At January 31, 2003 the due from broker amounts as disclosed in the Statements of Assets and Liabilities for the Global Bond, International Diversified Equities and Worldwide High Income Portfolios includes amounts set aside for margin requirements for open futures contracts.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the
                                                           ---------------------
liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  During the year ended January 31, 2003 the following funds had options written:

                                                  AGGRESSIVE GROWTH        TELECOM UTILITY
                                               -----------------------   --------------------
                                               CONTRACTS     AMOUNT      CONTRACTS    AMOUNT
---------------------------------------------------------------------------------------------
Written option contract as of 02/01/02.......        --    $        --        --     $     --
Options written during the year..............    (3,130)    (1,442,423)     (860)     (74,596)
Written options expired during the period....     2,921      1,225,166       187        3,622
Written options closed during the period.....       209             --       673           --
Net realized gain on written options
  closed.....................................        --        217,257        --       70,974
                                               ----------------------------------------------
Written option contract as of 01/31/2003.....        --             --        --           --
                                               ==============================================

  SHORT SALES: The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

3. FEDERAL INCOME TAXES: The following details the tax basis of distributions as well as the components of distributable earnings. As of January 31, 2003, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, investments in real estate investment trusts, treatment of defaulted securities and derivative transactions.

                                                          FOR THE YEAR ENDED JANUARY 31, 2003
                                  -----------------------------------------------------------------------------------
                                             DISTRIBUTABLE EARNINGS                        TAX DISTRIBUTIONS
                                  ---------------------------------------------   -----------------------------------
                                                  LONG-TERM
                                                GAIN/CAPITAL      UNREALIZED                                  RETURN
                                   ORDINARY         LOSS         APPRECIATION      ORDINARY     LONG-TERM       OF
                                    INCOME        CARRYOVER     (DEPRECIATION)*     INCOME         GAIN      CAPITAL
                                  -----------------------------------------------------------------------------------
Cash Management.................  $ 8,593,022   $    (816,512)   $     (47,282)   $22,726,000   $       --   $    --
Corporate Bond..................   20,450,185     (18,745,197)        (819,769)    17,892,000           --        --
Global Bond.....................           --      (2,559,740)      15,055,007      3,326,232      932,505        --
High-Yield Bond.................   23,698,347    (156,792,537)     (21,322,525)    33,002,000           --        --
Worldwide High Income...........    7,823,445     (42,729,615)     (14,843,985)    11,385,000           --        --
SunAmerica Balanced.............    7,626,812    (115,577,068)     (42,799,909)    10,158,000           --        --
MFS Total Return................   16,131,601     (17,355,907)     (34,079,613)    14,921,427    3,874,573        --
Asset Allocation................   16,866,011     (32,655,788)     (63,086,169)    18,188,000           --        --
Telecom Utility.................    3,256,194     (51,047,646)      (5,950,696)     6,212,000           --        --
Equity Income...................      124,718        (297,834)        (914,189)       138,000           --        --
Equity Index....................      463,680      (2,713,127)     (19,054,320)       430,000           --        --
Growth-Income...................    9,412,177    (216,920,393)     (42,294,050)     9,885,000           --        --
Federated Value.................    3,466,656     (19,319,784)     (43,155,803)     2,660,000           --        --
Davis Venture Value.............   16,188,787    (171,712,787)    (152,032,617)    12,105,000           --        --
"Dogs" of Wall Street...........    3,082,648      (4,932,840)     (23,412,300)     2,303,000           --        --
Alliance Growth.................    2,779,718    (907,318,196)    (252,027,057)     3,725,000           --        --
Goldman Sachs Research..........           --     (25,441,297)         562,200             --           --        --
MFS Growth and Income...........    2,102,375     (80,301,102)     (37,360,529)     2,212,000           --        --
Putnam Growth...................      749,823    (216,259,444)     (32,356,716)       627,500           --        --

---------------------

                                                          FOR THE YEAR ENDED JANUARY 31, 2003
                                  -----------------------------------------------------------------------------------
                                             DISTRIBUTABLE EARNINGS                        TAX DISTRIBUTIONS
                                  ---------------------------------------------   -----------------------------------
                                                  LONG-TERM
                                                GAIN/CAPITAL      UNREALIZED                                  RETURN
                                   ORDINARY         LOSS         APPRECIATION      ORDINARY     LONG-TERM       OF
                                    INCOME        CARRYOVER     (DEPRECIATION)*     INCOME         GAIN      CAPITAL
                                  -----------------------------------------------------------------------------------
Blue Chip Growth................       50,158     (11,905,496)      (4,522,358)        78,500           --        --
Real Estate.....................    3,832,197      (8,964,395)       1,687,789      2,946,000           --        --
Small Company Value.............           --        (408,438)        (371,633)        59,000      316,000        --
MFS Mid-Cap Growth..............           --    (280,335,213)      (9,659,646)            --           --        --
Aggressive Growth...............           --    (261,810,329)     (12,806,509)       627,035           --       965
Growth Opportunities............           --     (26,114,133)      (2,239,005)            --           --        --
Marsico Growth..................           --      (6,463,763)      (2,307,514)         4,670           --       330
Technology......................           --     (56,657,272)     (11,505,885)            --           --        --
Small & Mid Cap Value...........        7,735          (2,021)         (74,199)         3,300           --        --
International Growth and
  Income........................    3,232,993     (78,410,469)     (35,271,946)     1,420,000           --        --
Global Equities.................      627,780    (184,839,658)     (37,970,658)            --           --        --
International Diversified
  Equities......................    9,500,942     (87,118,742)     (52,578,358)            --           --        --
Emerging Markets................           --     (26,549,210)     (10,232,552)       200,673           --     1,327
Foreign Value...................           --          (2,884)        (536,871)         2,534           --    21,966

---------------

  * Unrealized appreciation/(depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                                              TAX DISTRIBUTIONS FOR THE YEAR
                                                                  ENDED JANUARY 31, 2002
                                                              -------------------------------
                                                                ORDINARY         LONG-TERM
                                                                 INCOME        CAPITAL GAINS
                                                              -------------------------------
Cash Management.............................................   $29,025,000      $         --
Corporate Bond..............................................    14,820,000                --
Global Bond@................................................    13,125,000                --
High-Yield Bond.............................................    32,335,000                --
Worldwide High Income@......................................    12,590,000                --
SunAmerica Balanced.........................................    10,650,120        15,534,880
MFS Total Return............................................    12,285,000         9,690,000
Asset Allocation............................................    28,810,894         3,385,106
Telecom Utility.............................................     3,312,000                --
Equity Income...............................................       135,000                --
Equity Index................................................       423,414           451,586
Growth-Income...............................................    17,115,782        74,621,218
Federated Value.............................................     4,556,371         5,361,629
Davis Venture Value.........................................    49,984,399       345,880,601
"Dogs" of Wall Street.......................................     2,370,000                --
Alliance Growth.............................................        17,665       201,977,335
Goldman Sachs Research......................................            --                --
MFS Growth and Income.......................................     2,011,734        15,293,266
Putnam Growth...............................................        13,059        19,281,941
Blue Chip Growth............................................        16,000                --
Real Estate.................................................     2,702,000                --
Small Company Value.........................................        20,000           130,000
MFS Mid-Cap Growth..........................................    52,461,237           546,521
Aggressive Growth...........................................    32,993,162        46,456,836
Growth Opportunities........................................         1,745                --
Marsico Growth..............................................        30,000                --
Technology..................................................            --                --
International Growth and Income.............................     5,492,585         8,737,415
Global Equities.............................................     3,245,468        70,482,285
International Diversified Equities..........................     6,759,344        18,505,913
Emerging Markets............................................       210,094           895,906

---------------

  * Unrealized appreciation/depreciation includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                                           ---------------------

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for Federal tax purposes, including short-term securities and repurchase agreements at January 31, 2003, were as follows:

                                      AGGREGATE       AGGREGATE                                                     CAPITAL
                                      UNREALIZED     UNREALIZED      GAIN (LOSS)       COST OF       CAPITAL LOSS     LOSS
PORTFOLIO                                GAIN           LOSS            NET*         INVESTMENTS      CARRYOVER+    UTILIZED
----------------------------------------------------------------------------------------------------------------------------
Cash Management....................  $    145,452   $    (192,734)  $     (47,282)  $  558,417,018   $    816,512   $15,711
Corporate Bond#....................    14,301,034     (15,121,428)       (820,394)     302,091,608     18,745,197        --
Global Bond@.......................    15,491,723        (601,995)     14,889,728      126,461,800      2,559,740        --
High-Yield Bond#...................    11,457,093     (32,779,632)    (21,322,539)     257,060,489    156,792,537        --
Worldwide High Income#@............     4,482,992     (19,328,699)    (14,845,707)      92,847,009     42,729,615        --
SunAmerica Balanced#...............     5,070,145     (47,870,054)    (42,799,909)     406,920,185    115,577,068        --
MFS Total Return#@.................    16,748,920     (50,834,416)    (34,085,496)     655,010,237     17,355,907        --
Asset Allocation#..................    18,154,149     (81,240,328)    (63,086,179)     511,990,642     32,655,788        --
Telecom Utility#...................       728,745      (6,679,441)     (5,950,696)      61,391,477     51,047,646        --
Equity Income#.....................       184,865      (1,099,054)       (914,189)       7,347,522        297,834        --
Equity Index#......................     1,890,343     (20,944,663)    (19,054,320)      56,760,910      2,713,127        --
Growth-Income#.....................    42,524,172     (84,818,222)    (42,294,049)     966,016,107    216,920,393        --
Federated Value#...................    10,896,977     (54,052,780)    (43,155,803)     250,929,869     19,319,784        --
Davis Venture Value#...............   189,679,842    (341,712,459)   (152,032,617)   1,872,987,357    171,712,787        --
"Dogs" of Wall Street#.............       388,912     (23,801,212)    (23,412,300)     133,861,806      4,932,840        --
Alliance Growth#...................    11,590,973    (263,618,030)   (252,027,057)   1,304,173,398    907,318,196        --
Goldman Sachs Research#............     1,576,590      (1,014,390)        562,200       27,080,044     25,441,297        --
MFS Growth and Income#@............     4,746,202     (42,114,076)    (37,367,875)     264,573,179     80,301,102        --
Putnam Growth#.....................     9,400,726     (41,757,442)    (32,356,716)     313,633,283    216,259,444        --
Blue Chip Growth#..................       344,368      (4,866,726)     (4,522,358)      32,845,146     11,905,496        --
Real Estate........................     6,206,650      (4,518,861)      1,687,789      105,752,324      8,964,395        --
Small Company Value................       287,727        (659,360)       (371,633)       6,118,226        408,438        --
MFS Mid-Cap Growth#@...............     6,795,985     (16,455,410)     (9,659,425)     160,339,469    280,335,213        --
Aggressive Growth#.................     9,877,459     (22,683,968)    (12,806,509)     176,886,927    261,810,329        --
Growth Opportunities#..............       702,019      (2,941,024)     (2,239,005)      18,269,888     26,114,133        --
Marsico Growth#....................     2,133,241      (4,441,610)     (2,308,369)      66,820,440      6,463,763        --
Technology#........................       688,059     (12,193,944)    (11,505,885)      39,738,570     56,657,272        --
Small & Mid Cap Value..............       335,811        (410,010)        (74,199)       8,008,473          2,021        --
International Growth and Income#...     4,010,797     (39,324,102)    (35,313,305)     229,097,930     78,410,469        --
Global Equities#...................     6,005,591     (43,994,861)    (37,989,250)     268,899,966    184,839,658        --
International Diversified
  Equities#........................     4,407,399     (56,829,268)    (52,421,869)     211,886,784     87,118,742        --
Emerging Markets#@.................     3,562,684     (13,802,154)    (10,239,470)      78,213,968     26,549,210        --
Foreign Value@.....................       130,813        (667,745)       (536,932)      10,128,976          2,876        --

---------------

  *  Expires 2006-2011
  #  Post 10/31/02 Capital Loss Deferrals: Corporate Bond
     $3,004,096; High Yield Bond $1,475,823; Worldwide High
     Income $10,596,324; SunAmerica Balanced $14,296,339; MFS
     Total Return $2,990,596; Asset Allocation $1,067,060; Telcom
     Utility $2,686,447; Equity Income $12,101; Equity Index
     $183,244; Growth-Income $45,121,784; Federated Value
     $5,678,391; Davis Venture Value $2,062,779; "Dogs" of Wall
     Street $2,888,062; Alliance Growth $59,331,380; Goldman
     Sachs Research $57,923; MFS Growth and Income $6,181,320;
     Putnam Growth $4,701,800; Blue Chip Growth $973,089; MFS
     Mid-Cap Growth $6,649,697; Aggressive Growth $15,562,402;
     Growth Opportunities $790,200; Marisco Growth $1,482,664;
     Technology $3,607,255; International Growth and Income
     $6,544,769; Global Equities $15,542,669; International
     Diversified Equities $5,802,127; Emerging Markets $740,974.
  @  Post 10/31/02 Currency Loss Deferrals: Global Bond
     $4,973,526; Worldwide High Income $1,168,109; MFS Total
     Return $2,570; MFS Growth and Income $4,087; MFS Mid-Cap
     Growth $771; Emerging Markets $6,693 and Foreign Value
     $5,348.
  + Net capital loss carryovers reported as of January 31, 2003, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

---------------------

For the period ended January 31, 2003, the reclassification arising from book/tax differences resulted in increases (decreases) were primarily due to net investment losses, treatment of foreign currency and investments in real estate investment trusts, to the components of net assets as follows:

                                                                    ACCUMULATED              ACCUMULATED
                                                                 UNDISTRIBUTED NET        UNDISTRIBUTED NET       CAPITAL
                                                              INVESTMENT INCOME (LOSS)   REALIZED GAIN (LOSS)     PAID-IN
                                                              ------------------------   --------------------   -----------
Cash Management.............................................        $        --              $        --        $        --
Corporate Bond..............................................             15,900                  (15,900)                --
Global Bond.................................................         (7,889,364)              11,776,392         (3,887,028)
High-Yield Bond.............................................            172,789                  (55,615)          (117,174)
Worldwide High Income.......................................         (1,058,169)               1,058,169                 --
SunAmerica Balanced.........................................                 --                    3,676             (3,676)
MFS Total Return............................................             21,892                   19,633            (41,525)
Asset Allocation............................................            (54,965)                  54,965                 --
Telecom Utility.............................................             (8,802)                   8,802                 --
Equity Income...............................................            (25,905)                  25,905                 --
Equity Index................................................             (3,592)                   3,592                 --
Growth-Income...............................................                 --                       --                 --
Federated Value.............................................                 --                       --                 --
Davis Venture Value.........................................             (5,564)                   5,564                 --
"Dogs" of Wall Street.......................................                373                       --               (373)
Alliance Growth.............................................                 --                       --                 --
Goldman Sachs Research......................................             67,746                       --            (67,746)
MFS Growth and Income.......................................             31,571                  (31,571)                --
Putnam Growth...............................................                 --                       --                 --
Blue Chip Growth............................................                 --                       --                 --
Real Estate.................................................           (806,684)                 948,734           (142,050)
Small Company Value.........................................             25,341                    4,526            (29,867)
MFS Mid-Cap Growth..........................................            914,757                      998           (915,755)
Aggressive Growth...........................................            543,136                       --           (543,136)
Growth Opportunities........................................            147,632                       --           (147,632)
Marsico Growth..............................................             91,683                   (8,029)           (83,654)
Technology..................................................            372,091                       --           (372,091)
Small & Mid Cap Value.......................................                 --                       --                 --
International Growth and Income.............................            671,153                 (670,700)              (453)
Global Equities.............................................             77,773                  (77,773)                --
International Diversified Equities..........................          6,094,248               (6,094,248)                --
Emerging Markets............................................              6,203                  114,405           (120,608)
Foreign Value...............................................             38,044                  (14,813)           (23,231)

4. INVESTMENT ADVISERY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT: AIG SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the Portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisery and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisery Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, therefore, SAAMCo performs all investment advisery services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

                                                           ---------------------

  The Trust pays SAAMCo a monthly fee calculated daily at the following annual percentages of each Portfolio's Assets:

                                             MANAGEMENT
        PORTFOLIO               ASSETS          FEES
-------------------------------------------------------
Cash Management             $0-$100 million     0.55%
                                   >   $100
                                    million     0.50%
                                   >   $300
                                    million     0.45%
Corporate Bond               $0-$50 million     0.70%
                                   >    $50
                                    million     0.60%
                                   >   $150
                                    million     0.55%
                                   >   $250
                                    million     0.50%
Global Bond and Asset        $0-$50 million     0.75%
                                   >    $50
Allocation                          million     0.65%
                                   >   $150
                                    million     0.60%
                                   >   $250
                                    million     0.55%
High-Yield Bond               $0-50 million     0.70%
                                   >    $50
                                    million     0.65%
                                   >   $150
                                    million     0.60%
                                   >   $250
                                    million     0.55%
Worldwide High Income,
Small Company Value and
International Diversified
Equities                    >             $0    1.00%
SunAmerica Balanced and      $0-$50 million     0.70%
                                   >    $50
Growth-Income                       million     0.65%
                                   >   $150
                                    million     0.60%
                                   >   $300
                                    million     0.55%
                                   >   $500
                                    million     0.50%
MFS Total Return             $0-$50 million     0.70%
                                   >    $50
                                    million     0.65%
Telecom Utility and         $0-$150 million     0.75%
                                   >   $150
Federated Value                     million     0.60%
                                   >   $500
                                    million     0.50%
Equity Income               >             $0    0.65%
Equity Index                >             $0    0.40%
Davis Venture Value and     $0-$100 million     0.80%
                                   >   $100
Real Estate                         million     0.75%
                                   >   $500
                                    million     0.70%
"Dogs" of Wall Street       >             $0    0.60%
Alliance Growth              $0-$50 million     0.70%
                                   >    $50
                                    million     0.65%
                                   >   $150
                                    million     0.60%

                                             MANAGEMENT
        PORTFOLIO               ASSETS          FEES
-------------------------------------------------------
Goldman Sachs Research and
Technology                  >             $0    1.20%
MFS Growth and Income       $0-$600 million     0.70%
                                   >   $600
                                    million     0.65%
                                  >    $1.5
                                    billion     0.60%
Putnam Growth               $0-$150 million     0.85%
                                   >   $150
                                    million     0.80%
                                   >   $300
                                    million     0.70%
Blue Chip Growth            $0-$250 million     0.70%
                                   >   $250
                                    million     0.65%
                                   >   $500
                                    million     0.60%
MFS Mid-Cap Growth          $0-$600 million     0.75%
                                   >   $600
                                    million     0.70%
                                  >    $1.5
                                    billion     0.65%
Aggressive Growth           $0-$100 million     0.75%
                                   >   $100
                                    million    0.675%
                                   >   $250
                                    million    0.625%
                                   >   $500
                                    million     0.60%
Growth Opportunities        $0-$250 million     0.75%
                                   >   $250
                                    million     0.70%
                                   >   $500
                                    million     0.65%
Marsico Growth              >             $0    0.85%
International Growth and    $0-$150 million     1.00%
                                   >   $150
Income                              million     0.90%
                                   >   $300
                                    million     0.80%
Global Equities              $0-$50 million     0.90%
                                   >    $50
                                    million     0.80%
                                   >   $150
                                    million     0.70%
                                   >   $300
                                    million     0.65%
Emerging Markets            >             $0    1.25%
Foreign Value                $0-$50 million    1.025%
                                   >    $50
                                    million    0.865%
                                   >   $200
                                    million    0.775%
                                   >   $500
                                    million     0.75%
Small & Mid Cap Value       >             $0    1.00%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisery Agreements with SAAMCo. Under the Subadvisery Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                   SUBADVISER                                         PORTFOLIOS
----------------------------------------------------------------------------------------------------
Alliance Capital Management L.P.                   Growth-Income
                                                   Alliance Growth
                                                   Global Equities
                                                   Small & Mid Cap Value
Banc of America Capital Management, LLC            Cash Management
Davis Selected Advisers L.P.                       Davis Venture Value
(dba Davis Advisors)                               Real Estate

---------------------

Federated Investment Counseling                    Corporate Bond
                                                   Telecom Utility
                                                   Federated Value
U.S. Bancorp Asset Management                      Equity Income
                                                   Equity Index
Franklin Advisory Services, LLC                    Small Company Value*
WM Advisors, Inc.                                  Asset Allocation
Goldman Sachs Asset Management                     Goldman Sachs Research
Goldman Sachs Asset Management International       Global Bond
Marsico Capital Management, LLC                    Marsico Growth
Massachusetts Financial Services Company           MFS Total Return
                                                   MFS Growth and Income
                                                   MFS Mid-Cap Growth
Morgan Stanley Investment Management, Inc.
(dba Van Kampen)                                   Worldwide High Income
                                                   International Diversified Equities
                                                   Technology
Putnam Investment Management, LLC                  Putnam Growth
                                                   International Growth and Income
                                                   Emerging Markets

Templeton Investment Counsel, LLC                  Foreign Value

 * Effective August 28, 2002, Franklin Advisory Services LLC assumed the role as subadviser of the Small Company Value Portfolio.

  The portion of the investment advisery fees received by SAAMCo which are paid to subadvisors are as follows:

                                               SUBADVISERY
        PORTFOLIO                ASSETS           FEES
----------------------------------------------------------
Cash Management               $0-$750 million     0.15%
                            >    $750 million     0.10%
Corporate Bond                 $0-$25 million     0.30%
                            >     $25 million     0.25%
                            >     $50 million     0.20%
                            >    $150 million     0.15%
Global Bond and Asset          $0-$50 million     0.40%
Allocation                  >     $50 million     0.30%
                            >    $150 million     0.25%
                            >    $250 million     0.20%
Worldwide High Income          $0-350 million     0.65%
and International           >    $350 million     0.60%
Diversified Equities
MFS Total Return            >      $0 million    0.375%
Telecom Utility and             $0-20 million     0.55%
Federated Value             >     $20 million     0.35%
                            >     $50 million     0.25%
                            >    $150 million     0.20%
                            >    $500 million     0.15%
Growth-Income                   $0-50 million     0.35%
                            >     $50 million     0.30%
                            >    $150 million     0.25%
                            >    $300 million     0.20%
                            >    $500 million     0.15%
Equity Income               >              $0     0.30%
Equity Index                >              $0    0.125%

                                               SUBADVISERY
        PORTFOLIO                ASSETS           FEES
----------------------------------------------------------
Davis Venture Value and        $0-100 million     0.45%
Real Estate                 >    $100 million     0.40%
                            >    $500 million     0.35%
Alliance Growth                 $0-50 million     0.35%
                            >     $50 million     0.30%
                            >    $150 million     0.25%
Goldman Sachs Research         $0-500 million     0.80%
                            >    $500 million     0.70%
MFS Growth and Income and
MFS Mid-Cap Growth             $0-300 million     0.40%
                            >    $300 million    0.375%
                            >    $600 million     0.35%
                            >    $900 million    0.325%
                                   >     $1.5
                                      million     0.25%
Putnam Growth                  $0-150 million     0.50%
                            >    $150 million     0.45%
                            >    $300 million     0.35%
Small Company Value            $0-200 million     0.60%
                            >    $200 million     0.52%
                            >    $500 million     0.50%
Marsico Growth              >              $0     0.45%
Technology                     $0-250 million     0.70%
                            >    $250 million     0.65%
                            >    $500 million     0.60%
Small & Mid Cap Value       >              $0     0.50%

                                                           ---------------------

                                               SUBADVISERY
        PORTFOLIO                ASSETS           FEES
----------------------------------------------------------
International Growth and
Income                         $0-150 million     0.65%
                            >    $150 million     0.55%
                            >    $300 million     0.45%
Global Equities                 $0-50 million     0.50%
                            >     $50 million     0.40%
                            >    $150 million     0.30%
                            >    $300 million     0.25%

                                               SUBADVISERY
        PORTFOLIO                ASSETS           FEES
----------------------------------------------------------
Emerging Markets               $0-150 million     1.00%
                            >    $150 million     0.95%
                            >    $300 million     0.85%
Foreign Value                   $0-50 million    0.625%
                            >     $50 million    0.465%
                            >    $200 million    0.375%
                            >    $500 million     0.35%

  For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:

PORTFOLIO                                                     CLASS 1    CLASS 2    CLASS 3
-------------------------------------------------------------------------------------------
Equity Income*..............................................   1.35%        --%        --%
Equity Index................................................   0.55         --         --
Goldman Sachs Research......................................   1.35       1.50       1.60
Blue Chip Growth............................................   0.85       1.00       1.10
Small Company Value*........................................   1.60         --         --
Growth Opportunities........................................   1.00       1.15       1.25
Marsico Growth..............................................   1.00       1.15       1.25
Technology..................................................   1.55       1.70       1.80
Small & Mid Cap Value.......................................     --       1.65       1.75
Foreign Value...............................................     --       1.95       2.05

 * Prior to August 1, 2002, the expense limitations on Class 1 shares of Equity Income Portfolio and Small Company Value Portfolio were 0.95% and 1.40%, respectively.

  The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

  At January 31, 2003 the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                             BALANCE
                                                                 AMOUNT     SUBJECT TO
PORTFOLIO                                                       RECOUPED    RECOUPMENT
--------------------------------------------------------------------------------------
Equity Income...............................................    $ 5,217      $111,329
Equity Index................................................      4,839        39,447
Goldman Sachs Research......................................      2,392        83,666
Blue Chip Growth............................................      1,751       101,116
Small Company Value.........................................      1,465       119,406
Growth Opportunities........................................      2,632        62,630
Marsico Growth..............................................     14,244        95,987
Small & Mid Cap Value.......................................         --        66,409
Foreign Value...............................................         --        80,815

  Class 2 and 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% and 0.25% respectively of the average daily net assets of Class 2 and Class 3 shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolio's Class 2 and 3 shares. Accordingly, for the year ended January 31, 2003, service fees were paid (see Statement of Operations) based on the aforementioned rates.

  As of August 1, 2002, Class 1 and Class 2 shares of each Portfolio are also subject to distributions fees pursuant to the 12b-1 Plans. As of September 30, 2002, Class 3 shares of each Portfolio are subject to distribution fees pursuant to the 12b-1 Plans. Each Portfolio, other than the Cash Management Portfolio, may participate in directed brokerage programs, whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. ("the Distributor") to pay for various distribution activities. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1, Class 2 and Class 3 shares of each Portfolio. The distribution fees will be used to compensate the Distributor and certain financial intermediaries to pay for activities principally intended to result in the sale of Class 1, Class 2,

---------------------
and Class 3 shares of each Portfolio. Accordingly, for the year ended January 31, 2003, distribution fees were paid (see Statement of Operations) based on the aforementioned rate.

5. EXPENSE REDUCTIONS: Through expense offset arrangements resulting from broker commission recapture, the Trust's distribution fees have been reduced. For the year ended January 31, 2003 the amount of expense reduction received by each portfolio was as follows:

                                                                TOTAL EXPENSE
PORTFOLIO                                                        REDUCTIONS
-----------------------------------------------------------------------------
MFS Total Return............................................      $ 46,483
Telecom Utility.............................................        43,081
Growth-Income...............................................       145,786
Federated Value.............................................        28,728
Alliance Growth.............................................       110,216
MFS Growth and Income.......................................        51,701
Putnam Growth...............................................        49,211
MFS Mid-Cap Growth..........................................        41,547
Technology..................................................         6,031
Global Equities.............................................        23,597

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the year ended January 31, 2003 were as follows:

                                        PURCHASES OF PORTFOLIO         SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.   SECURITIES (EXCLUDING U.S.     PURCHASES OF U.S.
PORTFOLIO                               GOVERNMENT SECURITIES)       GOVERNMENT SECURITIES)     GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
Cash Management.....................         $         --                 $         --             $           --
Corporate Bond......................           96,242,643                   92,028,086                 61,870,825
Global Bond.........................           66,221,025                   79,140,156                 26,154,999
High-Yield Bond.....................          312,458,289                  261,177,212                         --
Worldwide High Income...............           80,311,717                   83,279,516                    420,248
SunAmerica Balanced.................          380,726,681                  348,966,943              1,923,493,385
MFS Total Return....................          382,821,512                  242,806,263                187,770,217
Asset Allocation....................           89,542,484                  113,984,723                 38,525,259
Telecom Utility.....................           77,977,180                   79,936,679                         --
Equity Income.......................            5,281,500                    5,345,556                         --
Equity Index........................            1,756,106                    3,176,894                         --
Growth-Income.......................          490,740,122                  732,341,477                         --
Federated Value.....................           77,815,897                   85,286,442                         --
Davis Venture Value.................          324,555,500                  457,789,787                         --
"Dogs" of Wall Street...............          104,075,459                   84,779,131                         --
Alliance Growth.....................          741,558,186                1,085,967,939                         --
Goldman Sachs Research..............           63,950,362                   57,972,340                         --
MFS Growth and Income...............          173,773,192                  191,349,291                         --
Putnam Growth.......................          444,340,488                  533,930,271                         --
Blue Chip Growth....................           37,741,724                   28,118,873                         --
Real Estate.........................           85,391,271                   54,160,124                         --
Small Company Value.................            8,560,618                    7,146,638                         --
MFS Mid-Cap Growth..................          313,488,274                  331,848,201                         --
Aggressive Growth...................          312,784,610                  343,080,050                         --
Growth Opportunities................           50,129,855                   52,505,617                         --
Marsico Growth......................          105,214,442                   49,776,026                         --
Technology..........................           42,512,458                   36,194,277                         --
Small & Mid Cap Value...............            7,347,168                      239,674                         --
International Growth and Income.....          649,116,216                  679,845,432                         --
Global Equities.....................          229,722,186                  320,839,900                         --
International Diversified
  Equities..........................           98,845,645                  135,507,801                         --
Emerging Markets....................           96,122,912                   98,037,552                         --
Foreign Value.......................            9,276,616                       54,394                         --


                                          SALES OF U.S.
PORTFOLIO                             GOVERNMENT SECURITIES
------------------------------------  ---------------------
Cash Management.....................     $           --
Corporate Bond......................         34,011,625
Global Bond.........................         31,676,080
High-Yield Bond.....................                 --
Worldwide High Income...............          2,419,302
SunAmerica Balanced.................      2,007,372,601
MFS Total Return....................        115,742,971
Asset Allocation....................         34,028,957
Telecom Utility.....................                 --
Equity Income.......................                 --
Equity Index........................                 --
Growth-Income.......................                 --
Federated Value.....................                 --
Davis Venture Value.................                 --
"Dogs" of Wall Street...............                 --
Alliance Growth.....................                 --
Goldman Sachs Research..............                 --
MFS Growth and Income...............                 --
Putnam Growth.......................                 --
Blue Chip Growth....................                 --
Real Estate.........................                 --
Small Company Value.................                 --
MFS Mid-Cap Growth..................                 --
Aggressive Growth...................                 --
Growth Opportunities................                 --
Marsico Growth......................                 --
Technology..........................                 --
Small & Mid Cap Value...............                 --
International Growth and Income.....                 --
Global Equities.....................                 --
International Diversified
  Equities..........................                 --
Emerging Markets....................                 --
Foreign Value.......................                 --

                                                           ---------------------

7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each class of each Portfolio were as follows:

                                                             CASH MANAGEMENT PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............     589,729,333   $ 6,529,110,714     759,601,427   $ 8,525,226,059     64,857,888   $ 712,892,661
Reinvested dividends...       1,907,752        20,578,900       2,617,935        28,797,299        199,268       2,147,100
Shares redeemed........    (603,655,857)   (6,679,540,811)   (744,235,382)   (8,351,304,448)   (59,427,436)   (653,103,873)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........     (12,018,772)  $  (129,851,197)     17,983,980   $   202,718,910      5,629,720   $  61,935,888
                          =============   ===============   =============   ===============   ============   =============

                         CASH MANAGEMENT PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............    6,712,462   $ 74,462,187
Reinvested dividends...       20,700        227,701
Shares redeemed........   (4,734,661)   (52,451,954)
                         -----------   ------------
Net increase
  (decrease)...........    1,998,501   $ 22,237,934
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............       1,212,487   $    13,101,132
Reinvested dividends...              --                --
Shares redeemed........        (254,755)       (2,753,085)
                          -------------   ---------------
Net increase
  (decrease)...........         957,732   $    10,348,047
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                              CORPORATE BOND PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............      10,274,908   $   114,686,548      13,730,066   $   156,844,240      3,619,724   $  40,244,051
Reinvested dividends...       1,475,773        16,048,501       1,335,368        14,689,049        169,623       1,843,499
Shares redeemed........     (11,505,019)     (127,547,774)     (9,645,540)     (109,090,836)    (1,145,794)    (12,562,014)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........         245,662   $     3,187,275       5,419,894   $    62,442,453      2,643,553   $  29,525,536
                          =============   ===============   =============   ===============   ============   =============

                          CORPORATE BOND PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      992,458   $ 11,152,859
Reinvested dividends...       11,905        130,951
Shares redeemed........      (61,400)      (683,507)
                         -----------   ------------
Net increase
  (decrease)...........      942,963   $ 10,600,303
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         275,534   $     3,032,726
Reinvested dividends...              --                --
Shares redeemed........         (11,445)         (127,213)
                          -------------   ---------------
Net increase
  (decrease)...........         264,089   $     2,905,513
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                                               GLOBAL BOND PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       3,891,418   $    41,809,794       3,366,356   $    37,831,521      1,468,848   $  15,737,410
Reinvested dividends...         377,211         4,036,210       1,233,157        13,071,475         21,956         234,790
Shares redeemed........      (5,916,647)      (63,455,617)     (3,360,494)      (37,566,087)      (763,959)     (8,186,569)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........      (1,648,018)  $   (17,609,613)      1,239,019   $    13,336,909        726,845   $   7,785,631
                          =============   ===============   =============   ===============   ============   =============

                           GLOBAL BOND PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      278,874   $  3,014,435
Reinvested dividends...        5,051         53,525
Shares redeemed........      (13,573)      (145,487)
                         -----------   ------------
Net increase
  (decrease)...........      270,352   $  2,922,473
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          79,493   $       860,740
Reinvested dividends...              --                --
Shares redeemed........          (2,139)          (23,090)
                          -------------   ---------------
Net increase
  (decrease)...........          77,354   $       837,650
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                             HIGH-YIELD BOND PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............      30,015,621   $   182,289,956      32,582,084   $   260,135,788      5,574,669   $  33,127,335
Reinvested dividends...       5,863,292        30,907,511       4,772,221        32,212,494        397,536       2,094,489
Shares redeemed........     (33,370,740)     (209,193,098)    (33,842,929)     (274,651,088)    (3,324,873)    (19,222,288)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........       2,508,173   $     4,004,369       3,511,376   $    17,697,194      2,647,332   $  15,999,536
                          =============   ===============   =============   ===============   ============   =============

                         HIGH-YIELD BOND PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      744,192   $  5,317,134
Reinvested dividends...       18,148        122,506
Shares redeemed........      (78,828)      (555,984)
                         -----------   ------------
Net increase
  (decrease)...........      683,512   $  4,883,656
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         565,250   $     3,147,835
Reinvested dividends...              --                --
Shares redeemed........          (6,946)          (38,742)
                          -------------   ---------------
Net increase
  (decrease)...........         558,304   $     3,109,093
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                           WORLDWIDE HIGH INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       3,026,102   $    20,758,402       3,104,238   $    26,980,717
Reinvested dividends...       1,841,608        11,114,168       1,755,239        12,567,509
Shares redeemed........      (5,186,951)      (36,108,034)     (4,668,974)      (40,354,399)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........        (319,241)  $    (4,235,464)        190,503   $      (806,173)
                          =============   ===============   =============   ===============

                                      WORLDWIDE HIGH INCOME PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............       570,426   $   3,868,731       136,333   $  1,055,728
Reinvested dividends...        44,964         270,832         3,142         22,491
Shares redeemed........      (251,432)     (1,709,124)       (5,036)       (38,764)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       363,958   $   2,430,439       134,439   $  1,039,455
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                 NOVEMBER 11, 2002
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          16,671   $       102,556
Reinvested dividends...              --                --
Shares redeemed........            (351)           (2,221)
                          -------------   ---------------
Net increase
  (decrease)...........          16,320   $       100,335
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                            SUNAMERICA BALANCED PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       3,507,077   $    45,189,789       6,900,870   $   107,139,670
Reinvested dividends...         809,842         9,680,010       1,881,949        26,102,627
Shares redeemed........     (11,139,743)     (141,870,167)     (7,757,203)     (118,612,149)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (6,822,824)  $   (87,000,368)      1,025,616   $    14,630,148
                          =============   ===============   =============   ===============

                                       SUNAMERICA BALANCED PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,853,431   $  23,919,331       469,565   $  6,674,975
Reinvested dividends...        40,010         477,990         2,389         82,373
Shares redeemed........      (625,580)     (7,745,142)      (36,926)      (482,080)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     1,267,861   $  16,652,179       435,028   $  6,275,268
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          51,449   $       612,269
Reinvested dividends...              --                --
Shares redeemed........          (1,398)          (16,644)
                          -------------   ---------------
Net increase
  (decrease)...........          50,051   $       595,625
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                             MFS TOTAL RETURN PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      17,837,266   $   265,842,066      17,867,915   $   283,015,081
Reinvested dividends...       1,214,987        16,643,403       1,456,325        21,815,742
Shares redeemed........     (12,625,382)     (185,261,559)     (7,432,029)     (116,706,375)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........       6,426,871   $    97,223,910      11,892,211   $   188,124,448
                          =============   ===============   =============   ===============

                                        MFS TOTAL RETURN PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     6,296,877   $  93,406,288     1,321,448   $ 20,240,523
Reinvested dividends...       157,210       2,152,597        10,631        159,258
Shares redeemed........    (1,151,956)    (16,629,950)      (31,432)      (483,947)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     5,302,131   $  78,928,935     1,300,647   $ 19,915,834
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         465,478   $     6,628,500
Reinvested dividends...              --                --
Shares redeemed........         (12,648)         (180,969)
                          -------------   ---------------
Net increase
  (decrease)...........         452,830   $     6,447,531
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                             ASSET ALLOCATION PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       4,505,597   $    54,200,993       4,703,144   $    63,571,759
Reinvested dividends...       1,588,385        17,799,637       2,568,643        32,159,413
Shares redeemed........     (11,309,985)     (135,963,981)     (8,846,277)     (118,575,797)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (5,216,003)  $   (63,963,351)     (1,574,490)  $   (22,844,625)
                          =============   ===============   =============   ===============

                                        ASSET ALLOCATION PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,039,794   $  12,573,919       175,014   $  2,280,024
Reinvested dividends...        34,490         386,093         2,922         36,587
Shares redeemed........      (121,747)     (1,430,345)       (3,910)       (50,473)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       952,537   $  11,529,667       174,026   $  2,266,138
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          47,760   $       549,241
Reinvested dividends...             205             2,270
Shares redeemed........          (2,091)          (24,298)
                          -------------   ---------------
Net increase
  (decrease)...........          45,874   $       527,213
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                                             TELECOM UTILITY PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       2,994,768   $    22,944,104       2,147,874   $    24,298,016        493,529   $   4,025,063
Reinvested dividends...         876,166         5,914,202         296,965         3,293,338         44,125         297,798
Shares redeemed........      (4,593,761)      (36,528,369)     (3,073,721)      (34,408,774)      (172,733)     (1,302,577)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........        (722,827)  $    (7,670,063)       (628,882)  $    (6,817,420)       364,921   $   3,020,284
                          =============   ===============   =============   ===============   ============   =============

                         TELECOM UTILITY PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      155,839   $  1,636,304
Reinvested dividends...        1,683         18,662
Shares redeemed........      (15,584)      (124,055)
                         -----------   ------------
Net increase
  (decrease)...........      141,938   $  1,530,911
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                 NOVEMBER 11, 2003
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          15,340   $       103,608
Reinvested dividends...              --                --
Shares redeemed........            (334)           (2,320)
                          -------------   ---------------
Net increase
  (decrease)...........          15,006   $       101,288
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                               EQUITY INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------
                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............         135,477   $     1,317,600          92,285   $     1,027,964
Reinvested dividends...          16,129           138,000          12,641           135,000
Shares redeemed........        (153,210)       (1,457,217)        (73,664)         (818,776)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........          (1,604)  $        (1,617)         31,262   $       344,188
                          =============   ===============   =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                               EQUITY INDEX PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------
                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............         745,457   $     5,968,363         347,036   $     3,473,635
Reinvested dividends...          60,296           430,000          94,187           875,000
Shares redeemed........      (1,001,097)       (7,860,570)       (531,791)       (5,293,802)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........        (195,344)  $    (1,462,207)        (90,568)  $      (945,167)
                          =============   ===============   =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                                              GROWTH-INCOME PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       7,322,542   $   144,235,209      12,926,847   $   313,411,441      2,162,789   $  42,583,463
Reinvested dividends...         562,608         9,602,620       4,366,239        91,516,377         16,549         282,380
Shares redeemed........     (22,573,803)     (428,110,638)    (17,088,006)     (407,686,533)      (736,586)    (13,542,895)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........     (14,688,653)  $  (274,272,809)        205,080   $    (2,758,715)     1,442,752   $  29,322,948
                          =============   ===============   =============   ===============   ============   =============

                          GROWTH-INCOME PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      797,665   $ 17,593,620
Reinvested dividends...       10,521        220,623
Shares redeemed........     (120,163)    (2,671,070)
                         -----------   ------------
Net increase
  (decrease)...........      688,023   $ 15,143,173
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         128,932   $     2,292,470
Reinvested dividends...              --                --
Shares redeemed........          (2,025)          (35,939)
                          -------------   ---------------
Net increase
  (decrease)...........         126,907   $     2,256,531
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                             FEDERATED VALUE PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       7,740,080   $   102,245,013      11,095,896   $   169,436,002      1,449,409   $  19,162,618
Reinvested dividends...         219,560         2,507,561         688,566         9,860,277         13,355         152,439
Shares redeemed........      (9,681,123)     (125,889,256)     (7,408,941)     (110,072,684)      (508,027)     (6,466,554)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........      (1,721,483)  $   (21,136,682)      4,375,521   $    69,223,595        954,737   $  12,848,503
                          =============   ===============   =============   ===============   ============   =============

                         FEDERATED VALUE PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      507,375   $  7,476,314
Reinvested dividends...        4,031         57,723
Shares redeemed........      (48,752)      (673,083)
                         -----------   ------------
Net increase
  (decrease)...........      462,654   $  6,860,954
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          99,564   $     1,209,307
Reinvested dividends...              --                --
Shares redeemed........          (2,975)          (35,866)
                          -------------   ---------------
Net increase
  (decrease)...........          96,589   $     1,173,441
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                            DAVIS VENTURE VALUE PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      15,214,198   $   293,393,357      23,478,645   $   575,961,086
Reinvested dividends...         698,039        11,666,139      19,567,249       394,671,410
Shares redeemed........     (35,112,279)     (653,158,994)    (25,766,390)     (609,959,692)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........     (19,200,042)  $  (348,099,498)     17,279,504   $   360,672,804
                          =============   ===============   =============   ===============

                                       DAVIS VENTURE VALUE PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     5,320,306   $ 101,278,202     1,645,478   $ 35,062,932
Reinvested dividends...        26,270         438,861        59,177      1,193,590
Shares redeemed........    (1,434,539)    (26,309,869)      (59,957)    (1,282,855)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     3,912,037   $  75,407,194     1,644,698   $ 34,973,667
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         420,180   $     7,358,061
Reinvested dividends...              --                --
Shares redeemed........          (6,869)         (120,267)
                          -------------   ---------------
Net increase
  (decrease)...........         413,311   $     7,237,794
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                           "DOGS" OF WALL STREET PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      10,558,748   $    98,530,665       6,586,461   $    60,067,966
Reinvested dividends...         266,066         2,160,200         263,710         2,352,295
Shares redeemed........     (10,421,298)      (93,631,377)     (5,062,186)      (45,717,253)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........         403,516   $     7,059,488       1,787,985   $    16,703,008
                          =============   ===============   =============   ===============

                                      "DOGS" OF WALL STREET PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,571,280   $  14,240,547       337,605   $  3,055,096
Reinvested dividends...        17,599         142,800         1,985         17,705
Shares redeemed........      (569,249)     (4,995,427)      (14,460)      (126,546)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     1,019,630   $   9,387,920       325,130   $  2,946,255
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          73,637   $       627,668
Reinvested dividends...              --                --
Shares redeemed........          (2,373)          (20,856)
                          -------------   ---------------
Net increase
  (decrease)...........          71,264   $       606,812
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                                             ALLIANCE GROWTH PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............      15,203,484   $   251,372,507      24,208,817   $   534,816,778      3,134,520   $  51,316,317
Reinvested dividends...         252,935         3,653,155      10,691,375       201,532,428          4,976          71,845
Shares redeemed........     (40,315,689)     (646,551,377)    (35,222,747)     (766,782,184)    (1,108,123)    (17,038,534)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........     (24,859,270)  $  (391,525,715)       (322,555)  $   (30,432,978)     2,031,373   $  34,349,628
                          =============   ===============   =============   ===============   ============   =============

                         ALLIANCE GROWTH PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............    1,111,778   $ 22,316,093
Reinvested dividends...       24,540        462,572
Shares redeemed........      (58,183)    (1,155,389)
                         -----------   ------------
Net increase
  (decrease)...........    1,078,135   $ 21,623,276
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         188,963   $     2,712,228
Reinvested dividends...              --                --
Shares redeemed........          (4,685)          (66,069)
                          -------------   ---------------
Net increase
  (decrease)...........         184,278   $     2,646,159
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                          GOLDMAN SACHS RESEARCH PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       4,625,633   $    26,390,243       2,810,872        22,755,894
Reinvested dividends...              --                --              --                --
Shares redeemed........      (4,155,343)      (22,794,318)     (2,651,772)      (20,102,732)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........         470,290   $     3,595,925         159,100   $     2,653,162
                          =============   ===============   =============   ===============

                                     GOLDMAN SACHS RESEARCH PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,225,711   $   6,711,058       324,195   $  2,323,201
Reinvested dividends...            --              --            --             --
Shares redeemed........      (728,521)     (3,855,422)      (22,158)      (158,601)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       497,190   $   2,855,636       302,037   $  2,164,600
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          27,949   $       140,704
Reinvested dividends...              --                --
Shares redeemed........          (4,720)          (24,733)
                          -------------   ---------------
Net increase
  (decrease)...........          23,229   $       115,971
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                           MFS GROWTH AND INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       5,486,863   $    51,727,289       7,768,917   $    92,730,048
Reinvested dividends...         252,311         2,103,304       1,617,632        17,211,609
Shares redeemed........     (10,500,791)      (97,564,840)     (6,259,625)      (72,479,576)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (4,761,617)  $   (43,734,247)      3,126,924   $    37,462,081
                          =============   ===============   =============   ===============

                                      MFS GROWTH AND INCOME PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,959,587   $  18,566,077       544,889   $  5,986,105
Reinvested dividends...        13,033         108,696         8,769         93,391
Shares redeemed........      (443,819)     (4,008,793)      (28,219)      (304,477)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     1,528,801   $  14,665,980       525,439   $  5,775,019
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         166,232   $     1,427,306
Reinvested dividends...              --                --
Shares redeemed........          (4,179)          (37,489)
                          -------------   ---------------
Net increase
  (decrease)...........         162,053   $     1,389,817
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                              PUTNAM GROWTH PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       3,553,741   $    45,256,068       5,939,175   $   101,152,791        931,763   $  12,222,783
Reinvested dividends...          55,846           620,435       1,307,680        19,262,124            636           7,065
Shares redeemed........     (11,713,084)     (147,684,596)     (9,720,004)     (160,395,942)      (383,864)     (4,974,581)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........      (8,103,497)  $  (101,808,093)     (2,473,149)  $   (39,981,027)       548,535   $   7,255,267
                          =============   ===============   =============   ===============   ============   =============

                          PUTNAM GROWTH PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      310,787   $  4,747,128
Reinvested dividends...        2,232         32,876
Shares redeemed........      (46,916)      (703,264)
                         -----------   ------------
Net increase
  (decrease)...........      266,103   $  4,076,740
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          57,911   $       674,317
Reinvested dividends...              --                --
Shares redeemed........          (5,572)          (64,075)
                          -------------   ---------------
Net increase
  (decrease)...........          52,339   $       610,242
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                             BLUE CHIP GROWTH PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       5,269,635   $    29,493,311       5,195,063   $    37,001,290
Reinvested dividends...          13,447            65,119           2,467            15,838
Shares redeemed........      (5,448,576)      (30,319,571)     (2,565,278)      (17,992,649)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........        (165,494)  $      (761,141)      2,632,252   $    19,024,479
                          =============   ===============   =============   ===============

                                        BLUE CHIP GROWTH PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,571,221   $   8,747,425       416,827   $  2,831,010
Reinvested dividends...         2,763          13,381            25            162
Shares redeemed........      (356,098)     (1,901,939)      (20,386)      (136,309)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     1,217,886   $   6,858,867       396,466   $  2,694,863
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          90,428   $       447,429
Reinvested dividends...              --                --
Shares redeemed........          (5,306)          (25,787)
                          -------------   ---------------
Net increase
  (decrease)...........          85,122   $       421,642
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                               REAL ESTATE PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       7,727,162   $    80,070,622       6,033,461   $    62,005,021      1,332,241   $  14,808,153
Reinvested dividends...         250,989         2,738,373         262,986         2,687,712         19,046         207,818
Shares redeemed........      (7,121,879)      (71,087,042)     (5,682,934)      (56,766,729)      (501,893)     (5,311,159)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........         856,272   $    11,721,953         613,513   $     7,926,004        849,394   $   9,704,812
                          =============   ===============   =============   ===============   ============   =============

                           REAL ESTATE PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      167,442   $  1,771,024
Reinvested dividends...        1,398         14,302
Shares redeemed........       (8,889)       (91,781)
                         -----------   ------------
Net increase
  (decrease)...........      159,951   $  1,693,545
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          78,545   $       851,139
Reinvested dividends...              --                --
Shares redeemed........          (2,277)          (23,749)
                          -------------   ---------------
Net increase
  (decrease)...........          76,268   $       827,390
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                            SMALL COMPANY VALUE PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------
                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............         256,774   $     2,766,842         237,523   $     2,548,313
Reinvested dividends...          43,701           375,000          15,690           150,000
Shares redeemed........        (190,440)       (1,960,835)       (113,064)       (1,202,614)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........         110,035   $     1,181,007         140,149   $     1,495,699
                          =============   ===============   =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                            MFS MID-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      27,987,583   $   206,038,540      30,593,792   $   405,080,813
Reinvested dividends...              --                --       5,199,887        52,466,862
Shares redeemed........     (34,660,590)     (249,622,498)    (27,141,260)     (343,179,980)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (6,673,007)  $   (43,583,958)      8,652,419   $   114,367,695
                          =============   ===============   =============   ===============

                                       MFS MID-CAP GROWTH PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     4,563,187   $  32,683,449     1,132,294   $ 12,186,107
Reinvested dividends...            --              --        54,875        553,138
Shares redeemed........    (1,328,747)     (8,960,760)      (44,034)      (458,067)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     3,234,440   $  23,722,689     1,143,135   $ 12,281,178
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         436,741   $     2,542,069
Reinvested dividends...              --                --
Shares redeemed........         (21,410)         (124,271)
                          -------------   ---------------
Net increase
  (decrease)...........         415,331   $     2,417,798
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                             AGGRESSIVE GROWTH PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      44,473,684   $   355,683,326      44,356,409   $   507,704,844
Reinvested dividends...          91,325           614,475       9,298,033        79,219,245
Shares redeemed........     (54,285,652)     (430,821,093)    (48,466,750)     (559,608,629)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (9,720,643)  $   (74,523,292)      5,187,692   $    27,315,460
                          =============   ===============   =============   ===============

                                        AGGRESSIVE GROWTH PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,260,615   $   9,905,372       365,960   $  3,491,625
Reinvested dividends...         2,010          13,525        27,084        230,755
Shares redeemed........      (560,185)     (4,343,768)      (64,275)      (560,976)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       702,440   $   5,575,129       328,769   $  3,161,404
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          45,417   $       311,711
Reinvested dividends...              --                --
Shares redeemed........            (289)           (2,011)
                          -------------   ---------------
Net increase
  (decrease)...........          45,128   $       309,700
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                           GROWTH OPPORTUNITIES PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............       2,804,966   $    12,565,942       5,633,944   $    35,186,357
Reinvested dividends...              --                --             458             2,450
Shares redeemed........      (5,065,917)      (21,397,204)     (3,084,542)      (19,808,877)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (2,260,951)  $    (8,831,262)      2,549,860   $    15,379,930
                          =============   ===============   =============   ===============

                                      GROWTH OPPORTUNITIES PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,590,957   $   6,661,029       269,297   $  1,559,970
Reinvested dividends...            --              --             9             50
Shares redeemed........      (906,897)     (3,604,172)      (18,908)      (110,551)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       684,060   $   3,056,857       250,398   $  1,449,469
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          94,650   $       338,427
Reinvested dividends...              --                --
Shares redeemed........          (7,062)          (26,403)
                          -------------   ---------------
Net increase
  (decrease)...........          87,588   $       312,024
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                                              MARSICO GROWTH PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............       7,092,173   $    60,467,453       2,026,345   $    17,606,010      2,488,480   $  20,685,000
Reinvested dividends...             635             5,000           3,294            26,750             --              --
Shares redeemed........      (2,932,908)      (24,053,202)       (875,542)       (7,343,469)      (553,612)     (4,485,231)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........       4,159,900   $    36,419,251       1,154,097   $    10,289,291      1,934,868   $  16,199,769
                          =============   ===============   =============   ===============   ============   =============

                          MARSICO GROWTH PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      470,789   $  3,957,816
Reinvested dividends...          400          3,250
Shares redeemed........      (13,870)      (119,518)
                         -----------   ------------
Net increase
  (decrease)...........      457,319   $  3,841,548
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         175,354   $     1,381,139
Reinvested dividends...              --                --
Shares redeemed........         (12,842)          (99,728)
                          -------------   ---------------
Net increase
  (decrease)...........         162,512   $     1,281,411
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                                                TECHNOLOGY PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............      13,404,587   $    28,317,140      14,023,862   $    55,620,779      2,647,945   $   6,030,520
Reinvested dividends...              --                --              --                --             --              --
Shares redeemed........     (11,840,377)      (26,110,877)    (10,155,712)      (39,750,080)      (936,218)     (1,951,663)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........       1,564,210   $     2,206,263       3,868,150   $    15,870,699      1,711,727   $   4,078,857
                          =============   ===============   =============   ===============   ============   =============

                            TECHNOLOGY PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      717,687   $  2,444,697
Reinvested dividends...           --             --
Shares redeemed........      (42,037)      (149,576)
                         -----------   ------------
Net increase
  (decrease)...........      675,650   $  2,295,121
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         253,316   $       469,482
Reinvested dividends...              --                --
Shares redeemed........         (51,906)          (96,041)
                          -------------   ---------------
Net increase
  (decrease)...........         201,410   $       373,441
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                           SMALL & MID CAP VALUE PORTFOLIO
                          -----------------------------------------------------------------
                                     CLASS 2@                           CLASS 3
                          -------------------------------   -------------------------------
                                  FOR THE PERIOD                    FOR THE PERIOD
                                  AUGUST 1, 2002*                 SEPTEMBER 30, 2002*
                                      THROUGH                           THROUGH
                                 JANUARY 31, 2003                  JANUARY 31, 2003
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............         565,559   $     5,620,364         277,260   $     2,769,851
Reinvested dividends...             271             2,733              56               567
Shares redeemed........         (20,713)         (210,518)        (11,849)         (121,594)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........         545,117   $     5,412,579         265,467   $     2,648,824
                          =============   ===============   =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                      INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............     166,554,664   $ 1,437,505,113     122,356,398   $ 1,243,647,836
Reinvested dividends...         182,889         1,344,530       1,548,801        14,156,046
Shares redeemed........    (173,723,296)   (1,509,243,145)   (119,401,346)   (1,222,195,582)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (6,985,743)  $   (70,393,502)      4,503,853   $    35,608,300
                          =============   ===============   =============   ===============

                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............    19,620,691   $ 158,305,260     1,383,445   $ 12,976,583
Reinvested dividends...        10,233          75,470         8,074         73,954
Shares redeemed........   (18,023,924)   (145,811,243)     (845,772)    (7,964,228)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........     1,607,000   $  12,569,487       545,747   $  5,086,309
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         234,008   $     1,738,762
Reinvested dividends...              --                --
Shares redeemed........          (4,263)          (31,668)
                          -------------   ---------------
Net increase
  (decrease)...........         229,745   $     1,707,094
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

                                                             GLOBAL EQUITIES PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                      CLASS 1@                                          CLASS 2@
                          -----------------------------------------------------------------   ----------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002                 JANUARY 31, 2003
                          -------------------------------   -------------------------------   ----------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                          -------------------------------   -------------------------------   ----------------------------
Shares sold............      77,565,095   $   734,471,517      91,931,344   $ 1,199,526,455      4,660,818   $  43,360,522
Reinvested dividends...              --                --       7,060,235        73,567,650             --              --
Shares redeemed........     (88,488,163)     (837,265,748)    (97,038,406)   (1,273,727,911)    (3,843,364)    (35,605,890)
                          -------------   ---------------   -------------   ---------------   ------------   -------------
Net increase
  (decrease)...........     (10,923,068)  $  (102,794,231)      1,953,173   $      (633,806)       817,454   $   7,754,632
                          =============   ===============   =============   ===============   ============   =============

                         GLOBAL EQUITIES PORTFOLIO
                         --------------------------
                                  CLASS 2@
                         --------------------------
                               FOR THE PERIOD
                               JULY 9, 2001*
                                  THROUGH
                              JANUARY 31, 2002
                         --------------------------
                           SHARES         AMOUNT
                         --------------------------
Shares sold............      755,378   $  8,656,116
Reinvested dividends...       16,732        174,350
Shares redeemed........     (432,351)    (4,999,264)
                         -----------   ------------
Net increase
  (decrease)...........      339,759   $  3,831,202
                         ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          43,250   $       351,811
Reinvested dividends...              --                --
Shares redeemed........          (9,510)          (77,023)
                          -------------   ---------------
Net increase
  (decrease)...........          33,740   $       274,788
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                    INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............     422,306,625   $ 2,792,988,050     389,683,551   $ 3,429,911,870
Reinvested dividends...              --                --       3,264,158        25,231,939
Shares redeemed........    (434,805,144)   (2,902,560,031)   (391,246,599)   (3,476,736,492)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........     (12,498,519)  $  (109,571,981)      1,701,110   $   (21,592,683)
                          =============   ===============   =============   ===============

                               INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............    55,985,809   $ 348,723,394     3,431,085   $ 25,685,603
Reinvested dividends...            --              --         5,578         43,061
Shares redeemed........   (55,060,231)   (344,529,345)   (2,691,095)   (20,205,993)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       925,578   $   4,194,049       745,568   $  5,522,671
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............         493,661   $     2,644,332
Reinvested dividends...              --                --
Shares redeemed........         (12,546)          (67,672)
                          -------------   ---------------
Net increase
  (decrease)...........         481,115   $     2,576,660
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

---------------------

                                             EMERGING MARKETS PORTFOLIO
                          -----------------------------------------------------------------
                                                      CLASS 1@
                          -----------------------------------------------------------------

                                FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                 JANUARY 31, 2003                  JANUARY 31, 2002
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............      16,219,163   $   110,823,124      11,255,080   $    74,556,321
Reinvested dividends...          33,336           197,353         196,629         1,103,086
Shares redeemed........     (17,948,152)     (120,826,430)    (11,636,953)      (76,006,457)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........      (1,695,653)  $    (9,805,953)       (185,244)  $      (347,050)
                          =============   ===============   =============   ===============

                                        EMERGING MARKETS PORTFOLIO
                         ---------------------------------------------------------
                                                 CLASS 2@
                         ---------------------------------------------------------
                                                              FOR THE PERIOD
                                                              JULY 9, 2001*
                              FOR THE YEAR ENDED                 THROUGH
                               JANUARY 31, 2003              JANUARY 31, 2002
                         ----------------------------   --------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                         ----------------------------   --------------------------
Shares sold............     1,316,313   $   8,799,016       109,459   $    705,541
Reinvested dividends...           785           4,647           519          2,914
Shares redeemed........      (899,316)     (6,025,289)       (4,380)       (28,043)
                         ------------   -------------   -----------   ------------
Net increase
  (decrease)...........       417,782   $   2,778,374       105,598   $    680,412
                         ============   =============   ===========   ============

                          -------------------------------
                                      CLASS 3
                          -------------------------------
                                  FOR THE PERIOD
                                SEPTEMBER 30, 2002*
                                      THROUGH
                                 JANUARY 31, 2003
                          -------------------------------
                             SHARES           AMOUNT
                          -------------------------------
Shares sold............          46,957   $       282,413
Reinvested dividends...              --                --
Shares redeemed........          (1,246)           (7,659)
                          -------------   ---------------
Net increase
  (decrease)...........          45,711   $       274,754
                          =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

                                               FOREIGN VALUE PORTFOLIO
                          -----------------------------------------------------------------
                                     CLASS 2@                           CLASS 3
                          -------------------------------   -------------------------------
                                  FOR THE PERIOD                    FOR THE PERIOD
                                  AUGUST 1, 2002*                 SEPTEMBER 30, 2002*
                                      THROUGH                           THROUGH
                                 JANUARY 31, 2003                  JANUARY 31, 2003
                          -------------------------------   -------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                          -------------------------------   -------------------------------
Shares sold............         652,255   $     6,358,913         454,623   $     4,297,328
Reinvested dividends...           1,836            17,207             778             7,293
Shares redeemed........          (7,424)          (72,650)         (5,461)          (52,395)
                          -------------   ---------------   -------------   ---------------
Net increase
  (decrease)...........         646,667   $     6,303,470         449,940   $     4,252,226
                          =============   ===============   =============   ===============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase
  (decrease)...........

---------------
*  Inception of operations.
@ Effective September 30, 2002 Class A and Class B were renamed to Class 1 and
  Class 2, respectively.

                                                           ---------------------

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                     GOLDMAN      MORGAN STANLEY &    ALLIANCE
                                                                BANC OF AMERICA    SACHS & CO.       CO., INC.        CAPITAL
    PORTFOLIO                                                   --------------------------------------------------------------
    Goldman Sachs Research....................................      $   --           $51,817            $ --          $    --
    Marsico Growth............................................       4,757                --              --               --
    Technology................................................          --                --             642               --
    Small & Mid Cap Value.....................................          --                --              --           19,894

As disclosed in the Portfolio of Investments, certain Portfolios own securities issued by AIG or an affiliate thereof. SAAMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the year ended January 31, 2003, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                                     REALIZED
                                                                           SECURITY                 GAIN (LOSS)
    PORTFOLIO                                                                                                      INCOME
    ---------                                                 ------------------------------------------------------------
    Davis Venture Value.....................................  American International Group, Inc.     $     --      $24,464
                                                              Transatlantic Holdings, Inc.                 --      252,370
    Equity Index............................................  American International Group, Inc.        4,978        2,233
    Global Equities.........................................  American International Group, Inc.      515,743       14,663
    Putnam Growth...........................................  American International Group, Inc.      384,417       14,628

9. INVESTMENT CONCENTRATION: Some of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investment, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Foreign Value Portfolios. At January 31, 2003, the Emerging Markets and International Diversified Equities Portfolios had approximately 20.1% and 29.5% of its net assets invested in equity securities of companies domiciled in South Korea and United Kingdom, respectively.

10. COMMITMENTS AND CONTINGENCIES: The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Co., the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the $75,000,000 committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Portfolio's cash shortfall exceeds $100,000. During the year ended January 31, 2003, the following Portfolios had borrowings:

                                                                                           AVERAGE      WEIGHTED
                                                                 DAYS        INTEREST       DEBT        AVERAGE
                                                              OUTSTANDING    CHARGES      UTILIZED      INTEREST
                                                              --------------------------------------------------
Corporate Bond..............................................       31        $  6,557    $ 3,408,589      2.26%
High-Yield Bond.............................................       25           8,076      5,028,110      2.35
Telecom Utility.............................................        3              71        473,958      1.82
Equity Index................................................        2              14        109,263      2.34
Federated Value.............................................       10           1,182      2,212,179      1.95
"Dogs" of Wall Street.......................................       67           5,605      1,527,892      2.24
Alliance Growth.............................................       72          13,636      3,247,638      2.13
Goldman Sachs Research......................................       31             815        506,509      1.89
Putnam Growth...............................................       25           1,388        941,531      2.15
Blue Chip Growth............................................       17             325        301,940      2.31
Real Estate.................................................       20           2,288      1,821,263      2.29
Aggressive Growth...........................................       19          11,114      7,809,632      2.73
Growth Opportunities........................................        9             521        925,069      2.28
Technology..................................................        4             410      2,066,402      1.81
International Growth and Income.............................      131          60,958      7,866,021      2.30
Global Equities.............................................      222         104,230      7,507,743      2.28
International Diversified Equities..........................       81          54,145     10,369,599      2.32
Emerging Markets............................................      150          11,226      1,225,697      2.23

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1
      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994
                                                   Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093
      1/31/03       11.05       0.12           0.01           0.13         (0.36)            --       10.82      1.22       82,513
                                                   Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03       10.78       0.02           0.01           0.03            --             --       10.81      0.28       10,355
                                                    Corporate Bond Portfolio Class 1
      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378
                                                    Corporate Bond Portfolio Class 2
      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530
      1/31/03       11.17       0.73           0.03           0.76         (0.70)            --       11.23      6.99       40,274
                                                    Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.83       0.20           0.20           0.40            --             --       11.23      3.69        2,965
                                                     Global Bond Portfolio Class 1
      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160
                                                     Global Bond Portfolio Class 2
      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873
      1/31/03       10.63       0.38           0.27           0.65         (0.17)         (0.15)      10.96      6.18       10,931
                                                     Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.68       0.11           0.17           0.28            --             --       10.96      2.62          848

      ----------  --------------------------------------
                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                    Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02        0.68+          1.75+          --
      1/31/03        0.67           1.13           --
                    Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03        0.76+          0.68+          --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45
                     Corporate Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.82+          7.05+          83
      1/31/03        0.80           6.87           45
                     Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.87+          5.87+          45
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66
                      Global Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.97+         3.46+          193
      1/31/03        0.94           3.70           66
                      Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.89+          3.20+          66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 1
      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --        5.67     (3.92)     221,410
                                                   High-Yield Bond Portfolio Class 2
      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)       4,785
      1/31/03        7.00       0.57          (0.92)         (0.35)        (0.98)            --        5.67     (3.87)      18,881
                                                   High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03        5.21       0.18           0.28           0.46            --             --        5.67      8.83        3,165
                                                Worldwide High Income Portfolio Class 1
      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847
                                                Worldwide High Income Portfolio Class 2
      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)       1,028
      1/31/03        7.65       0.62          (0.70)         (0.08)        (1.05)            --        6.52      0.10        3,247
                                                Worldwide High Income Portfolio Class 3
      11/11/02@-
      1/31/03        6.15       0.14           0.23           0.37            --             --        6.52      6.02          106
                                                 SunAmerica Balanced Portfolio Class 1
      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531
                                                 SunAmerica Balanced Portfolio Class 2
      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)       6,094
      1/31/03       14.01       0.21          (2.31)         (2.10)        (0.33)            --       11.58    (15.04)      19,712
                                                 SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03       11.84       0.05          (0.32)         (0.27)           --             --       11.57     (2.28)         579

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 1
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71          12.18          148
      1/31/03        0.75          10.09          121
                    High-Yield Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.88+         11.22+         148
      1/31/03        0.91          10.15          121
                    High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03        1.04+(1)      10.74+(1)      121
                  Worldwide High Income Portfolio Class
                                     1
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103
                  Worldwide High Income Portfolio Class
                                     2
      7/9/01@-
      1/31/02        1.27+(1)      10.53+(1)      139
      1/31/03        1.29           9.44          103
                  Worldwide High Income Portfolio Class
                                     3
      11/11/02@-
      1/31/03        1.36+          9.43+         103
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611
                  SunAmerica Balanced Portfolio Class 2
      7/9/01@-
      1/31/02       0.82+           1.63+         322
      1/31/03        0.82           1.72          611
                  SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03        0.89+          1.33+         611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01%, for the periods ending November 30, 1998, January 31, 1999,
        January 31, 2000, January 31, 2001, and January 31, 2002.

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class 1
      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99      (5.96)    516,660
                                                   MFS Total Return Portfolio Class 2
      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38       0.39      20,010
      1/31/03       15.38       0.36          (1.31)         (0.95)        (0.28)         (0.18)      13.97      (6.12)     92,257
                                                   MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03       13.61       0.09           0.27           0.36            --             --       13.97       2.65       6,325
                                                   Asset Allocation Portfolio Class 1
      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)    437,736
                                                   Asset Allocation Portfolio Class 2
      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233
      1/31/03       12.83       0.36          (1.26)         (0.90)        (0.45)            --       11.48      (6.87)     12,931
                                                   Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03       11.26       0.11           0.36           0.47         (0.25)            --       11.48       4.29         526
                                                   Telecom Utility Portfolio Class 1
      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)     52,982
                                                   Telecom Utility Portfolio Class 2
      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421
      1/31/03       10.01       0.38          (2.69)         (2.31)        (0.86)            --        6.84     (22.99)      3,466
                                                   Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03        6.75       0.09             --           0.09            --             --        6.84       1.33         103

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class 1
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73           2.93          105
      1/31/03        0.72(2)        2.81(2)        68
                    MFS Total Return Portfolio Class 2
      7/9/01@-
      1/31/02        0.88+          2.39+         105
      1/31/03        0.87(2)        2.62(2)        68
                    MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03        0.98+(2)       2.24+(2)       68
                    Asset Allocation Portfolio Class 1
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      1/31/03        0.66           3.42           28
                    Asset Allocation Portfolio Class 2
      7/9/01@-
      1/31/02        0.83+          3.07+         140
      1/31/03        0.79           3.23           28
                    Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03        0.87+          2.93+          28
                    Telecom Utility Portfolio Class 1
      11/30/98       1.01           3.04           72
      1/31/99#      0.93+           3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      1/31/03        0.95(2)        4.82(2)       123
                    Telecom Utility Portfolio Class 2
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102
      1/31/03        1.12(2)        4.90(2)       123
                    Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03        1.29+(2)       6.18+(2)      123

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01%, 0.01 and 0.01% for Class 1, 2 and 3, respectively.
        The ratio of expenses to average net assets for Telecom
        Utility Portfolio would have been lower by 0.07%, 0.08% and 0.07% for Class 1, 2, and 3, respectively.

    See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class 1

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060
      1/31/03      10.88        0.18         (2.15)         (1.97)        (0.19)            --        8.72    (18.06)         6,449

                                                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      1/31/03       9.59        0.09         (2.33)         (2.24)        (0.08)            --        7.27    (23.31)        37,586

                                                     Growth-Income Portfolio Class 1

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      1/31/03      21.75        0.16         (4.86)         (4.70)        (0.17)            --       16.88    (21.61)       877,271

                                                     Growth-Income Portfolio Class 2

      7/9/01-@
      1/31/02      25.28        0.05         (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)        14,959
      1/31/03      21.74        0.12         (4.85)         (4.73)        (0.15)            --       16.86    (21.75)        35,928

                                                     Growth-Income Portfolio Class 3

      9/30/02@-
      1/31/03      16.90        0.03         (0.08)         (0.05)           --             --       16.85     (0.30)         2,139

      ---------  --------------------------------------
                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class 1
      12/14/98-
      1/31/99       0.95%+(1)      1.87%+(1)    14%
      1/31/00       0.95(1)        2.05(1)       34
      1/31/01       0.95(1)        1.94(1)       59
      1/31/02       0.95(1)        1.89(1)       30
      1/31/03       1.13(1)        1.84(1)       74
                     Equity Index Portfolio Class 1
      12/14/98-
      1/31/99       0.55+(1)       0.75+(1)      --
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      1/31/03       0.55(1)        1.07(1)        4
                    Growth-Income Portfolio Class 1
      11/30/98      0.60           0.78          53
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      1/31/03       0.59(2)        0.79(2)       45
                    Growth-Income Portfolio Class 2
      7/9/01-@
      1/31/02       0.74+          0.44+         56
      1/31/03       0.74(2)        0.64(2)       45
                    Growth-Income Portfolio Class 3
      9/30/02@-
      1/31/03       0.81+(2)       0.53+(2)      45

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     -----------------------------------------------
      Equity Income Class 1......................      --%    3.47%    1.56%   1.88%   1.91%   1.54%
      Equity Index Class 1.......................      --     1.80     0.85    0.55    0.59    0.58
      (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01%,
          0.01% and 0.01% for Class 1, 2, and 3, respectively

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    1/03
                                                   -----------------------------------------------
      Equity Income Class 1......................    --%    (0.65)%  1.44%   1.01%   0.93%   1.43%
      Equity Index Class 1.......................    --     (0.50)   0.72    0.64    0.76    1.04
      (2) Excludes expense reductions. If the exp
          expenses to average net assets for Grow
          0.01% and 0.01% for Class 1, 2, and 3,

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class 1
      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)
      1/31/03       14.84        0.19         (3.27)         (3.08)        (0.15)           --        11.61     (20.76)
                                              Federated Value Portfolio Class 2
      7/9/01@-
      1/31/02       16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84      (4.07)
      1/31/03       14.84        0.16         (3.28)         (3.12)        (0.13)           --        11.59     (20.98)
                                              Federated Value Portfolio Class 3
      9/30/02@-
      1/31/03       11.10        0.05          0.44           0.49           --             --        11.59       4.41
                                            Davis Venture Value Portfolio Class 1
      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      1/31/03       20.58        0.15         (3.40)         (3.25)        (0.12)           --        17.21     (15.79)
                                            Davis Venture Value Portfolio Class 2
      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)
      1/31/03       20.57        0.12         (3.39)         (3.27)        (0.10)           --        17.20     (15.88)
                                            Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03       16.49        0.03          0.67           0.70           --             --        17.19       4.24
                                           "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)           --         7.99     (13.07)
                                           "Dogs" of Wall Street Portfolio Class 2
      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)           --         9.38       4.79
      1/31/03        9.38        0.19         (1.43)         (1.24)        (0.16)           --         7.98     (13.26)
                                           "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03        7.90        0.05          0.03           0.08           --             --         7.98       1.01

      ----------  ---------------------------------------------------
                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                           Federated Value Portfolio Class 1
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176     0.86+          0.75+            4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76           1.05           33
      1/31/03        191,653      0.76(2)        1.41(2)        32
                           Federated Value Portfolio Class 2
      7/9/01@-
      1/31/02          6,864      0.91+          0.92+          33
      1/31/03         16,432      0.92(2)        1.30(2)        32
                           Federated Value Portfolio Class 3
      9/30/02@-
      1/31/03          1,119      0.98+(2)       1.32+(2)       32
                         Davis Venture Value Portfolio Class 1
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76           0.49           30
      1/31/03      1,612,985      0.75           0.81           17
                         Davis Venture Value Portfolio Class 2
      7/9/01@-
      1/31/02         33,826      0.92+          0.43+          30
      1/31/03         95,566      0.90           0.69           17
                         Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03          7,105      0.97+          0.48+          17
                        "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)      --
      1/31/99#        78,062      0.85+(1)       0.93+(1)       58
      1/31/00         98,924      0.67(1)        2.11(1)        51
      1/31/01         92,070      0.72(1)        2.76(1)        55
      1/31/02        112,588      0.71(1)        2.22(1)        35
      1/31/03         99,103      0.69(1)        2.42(1)        67
                        "Dogs" of Wall Street Portfolio Class 2
      7/9/01@-
      1/31/02          3,049      0.86+(1)       1.78+(1)       35
      1/31/03         10,735      0.84(1)        2.29(1)        67
                        "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03            569      0.92+(1)       1.91+(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     ----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     ----------------------------------------------
       "Dogs" of Wall Street Class 1.............    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%
       "Dogs" of Wall Street Class 2.............      --       --      --      --     0.86+   0.84
       "Dogs" of Wall Street Class 3.............      --       --      --      --      --     0.92+

                                                             NET INVESTMENT INCOME (LOSS)
                                                   ------------------------------------------------
                                                   11/98    1/99+    1/00    1/01     1/02     1/03
                                                   ------------------------------------------------
       "Dogs" of Wall Street Class 1.............  1.97%+   0.93%    2.11%    2.76%    2.22%   2.42%
       "Dogs" of Wall Street Class 2.............    --       --      --        --     1.78+   2.29
       "Dogs" of Wall Street Class 3.............    --       --      --        --       --    1.91+

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated Value Portfolio would have been lower by 0.01%, 0.02% and 0.01% for Class 1, 2, and 3 respectively

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class 1
      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115
      1/31/03      19.41        0.03         (5.87)         (5.84)        (0.04)            --       13.53     (30.08)    1,007,655
                                                    Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)       20,918
      1/31/03      19.40        0.01         (5.86)         (5.85)        (0.03)            --       13.52     (30.17)       42,038
                                                    Alliance Growth Portfolio Class 3
      9/30/02@
      1/31/03      14.17        0.01         (0.67)         (0.66)           --             --       13.51      (4.66)        2,490
                                                Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382
      1/31/03       6.79       (0.01)        (1.66)         (1.67)           --             --        5.12     (24.59)       23,828
                                                Goldman Sachs Research Portfolio Class 2
      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)        2,049
      1/31/03       6.78       (0.02)        (1.65)         (1.67)           --             --        5.11     (24.63)        4,085
                                                Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       4.90       (0.01)         0.22           0.21            --             --        5.11       4.29           119
                                                 MFS Growth and Income Portfolio Class 1
      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404
      1/31/03      10.79        0.07         (2.43)         (2.36)        (0.08)            --        8.35     (21.88)      210,436
                                                 MFS Growth and Income Portfolio Class 2
      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)        5,674
      1/31/03      10.80        0.06         (2.44)         (2.38)        (0.07)            --        8.35     (22.04)       17,154
                                                 MFS Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03       8.20        0.02          0.13           0.15            --             --        8.35       1.83         1,353

      ---------  --------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME(LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET        PORTFOLIO
        ENDED      ASSETS           ASSETS          TURNOVER
      ---------  --------------------------------------------
                      Alliance Growth Portfolio Class 1
      11/30/98      0.58%            0.27%              90%
      1/31/99#      0.63+           (0.01)+             11
      1/31/00       0.63            (0.11)              77
      1/31/01       0.64            (0.10)             101
      1/31/02       0.65             0.17               86
      1/31/03       0.65(3)          0.19(3)            51
                      Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02       0.81+           (0.10)+             86
      1/31/03       0.80(3)          0.07(3)            51
                      Alliance Growth Portfolio Class 3
      9/30/02@
      1/31/03       0.88+(3)         0.19+(3)           51
                   Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01       1.35+(1)(2)      (0.54)+(1)(2)     115
      1/31/02       1.35(2)         (0.49)(2)          144
      1/31/03       1.35(2)     (0.21)(2)              198
                   Goldman Sachs Research Portfolio Class 2
      7/9/01@
      1/31/02       1.50+(2)        (0.75)+(2)         144
      1/31/03       1.50(2)     (0.37)(2)              198
                   Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       1.60+(2)        (0.56)+(2)         198
                   MFS Growth and Income Portfolio Class 1
      11/30/98      0.70             0.17              105
      1/31/99#      0.75+            0.38+              76
      1/31/00       0.75             0.66               64
      1/31/01       0.76             0.58               81
      1/31/02       0.78             0.66               82
      1/31/03       0.78(3)          0.73(3)            65
                   MFS Growth and Income Portfolio Class 2
      7/9/01@
      1/31/02       0.93+            0.37+              82
      1/31/03       0.92(3)          0.62(3)            65
                   MFS Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03       0.99+(3)         0.53+(3)           65

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                    EXPENSES
                                                ------------------------------------------------
                                                11/98    1/99     1/00    1/01+    1/02    1/03
                                                ------------------------------------------------
       Goldman Sachs Research Class 1.........    --%      --%     --%    1.63%    1.49%   1.44%
       Goldman Sachs Research Class 2.........    --       --      --       --     1.70+   1.58
       Goldman Sachs Research Class 3.........    --       --      --       --      --     1.60+

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99     1/00     1/01+      1/02     1/03
                                                ----------------------------------------------------
       Goldman Sachs Research Class 1.........    --%      --%       --%   (0.82)%    (0.63)%  (0.30)%
       Goldman Sachs Research Class 2.........    --       --        --       --      (0.94)+  (0.44)
       Goldman Sachs Research Class 3.........    --       --        --       --         --    (0.56)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00%, 0.01% and 0.02% for Class 1,2 and 3, respectively.
        The ratio of expenses to average net assets for MFS Growth and Income Portfolio would have been lower by 0.02%, 0.02% and 0.02% for Class 1, 2 and 3, respectively.

    See Notes to Financial Statements.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio Class 1
      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32            --             --       23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)    486,747
      1/31/03      14.89        0.03         (3.87)         (3.84)        (0.02)            --       11.03     (25.77)    271,199
                                                    Putnam Growth Portfolio Class 2
      7/9/01@-
      1/31/02      17.41          --         (1.94)         (1.94)           --          (0.59)      14.88     (11.09)      3,960
      1/31/03      14.88        0.01         (3.86)         (3.85)        (0.01)            --       11.02     (25.87)      8,977
                                                    Putman Growth Portfolio Class 3
      9/30/02@-
      1/31/03      10.88          --          0.14           0.14            --             --       11.02       1.29         577
                                                  Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)     29,342
      1/31/03       6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76     (27.85)     20,303
                                                  Blue Chip Growth Portfolio Class 2
      7/9/01@-
      1/31/02       7.31          --         (0.69)         (0.69)           --             --        6.62      (9.41)      2,624
      1/31/03       6.62        0.00         (1.85)         (1.85)        (0.01)            --        4.76     (27.93)      7,681
                                                  Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       4.76        0.00          0.00           0.00            --             --        4.76       0.00         405
                                                     Real Estate Portfolio Class 1
      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12      85,794
      1/31/03      10.80        0.55         (0.18)          0.37         (0.28)            --       10.89       3.41      95,829
                                                     Real Estate Portfolio Class 2
      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)            --       10.79       0.78       1,726
      1/31/03      10.79        0.54         (0.19)          0.35         (0.27)            --       10.87       3.24      10,974
                                                     Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03      10.93        0.19         (0.25)         (0.06)           --             --       10.87      (0.55)        829

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                      Putnam Growth Portfolio Class 1
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82             0.11             94
      1/31/03       0.86(2)          0.19(2)         120
                      Putnam Growth Portfolio Class 2
      7/9/01@-
      1/31/02       0.99+           (0.05)+           94
      1/31/03       1.01(2)          0.09(2)         120
                      Putman Growth Portfolio Class 3
      9/30/02@-
      1/31/03       1.09+(2)         0.00+(2)        120
                     Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01       0.85+(1)         1.06+(1)         81
      1/31/02       0.85(1)          0.36(1)         125
      1/31/03    0.85(1)             0.20(1)         103
                     Blue Chip Growth Portfolio Class 2
      7/9/01@-
      1/31/02       1.00+(1)        (0.01)+(1)       125
      1/31/03    1.00(1)             0.08(1)         103
                     Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       1.11+(1)        (0.05)+(1)       103
                       Real Estate Portfolio Class 1
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92             5.32             62
      1/31/03       0.89+            4.89+            52
                       Real Estate Portfolio Class 2
      7/9/01@-
      1/31/02       1.07+            6.30+            62
      1/31/03       1.03             5.10             52
                       Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03       1.12+            5.61+            52

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                     EXPENSES
                                                  -----------------------------------------------
                                                  11/98    1/99    1/00    1/01+    1/02    1/03
                                                  -----------------------------------------------
      Blue Chip Growth Class 1..................    --%     --%     --%    1.81%    1.16%   0.94%
      Blue Chip Growth Class 2..................    --      --      --       --     1.25+   1.06
      Blue Chip Growth Class 3..................    --      --      --       --      --     1.11%+

                                                             NET INVESTMENT INCOME (LOSS)
                                                  --------------------------------------------------
                                                  11/98    1/99     1/00     1/01+    1/02     1/03
                                                  --------------------------------------------------
      Blue Chip Growth Class 1..................    --%       --%      --%    0.10%    0.05%    0.11%
      Blue Chip Growth Class 2..................    --        --       --       --    (0.26)+   0.02
      Blue Chip Growth Class 3..................    --        --       --       --       --    (0.05)+

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Putnam Growth Portfolio would have been lower by 0.01%, 0.02% and 0.02% for Class 1, 2 and 3, respectively

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class 1
      12/14/98-
      1/31/99     $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%   $  5,024
      1/31/00      10.03       (0.04)         0.58           0.54            --          (0.05)      10.52       5.37       5,226
      1/31/01      10.52       (0.05)         2.23           2.18            --          (2.26)      10.44      20.98       4,409
      1/31/02      10.44       (0.04)         0.66           0.62            --          (0.29)      10.77       6.29       6,056
      1/31/03      10.77       (0.04)        (1.53)         (1.57)           --          (0.60)       8.60     (14.54)      5,782
                                                 MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00      10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26      81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024
      1/31/03      10.00       (0.03)        (4.16)         (4.19)           --             --        5.81     (41.90)    123,948
                                                 MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418
      1/31/03       9.99       (0.03)        (4.16)         (4.19)           --             --        5.80     (41.94)     25,369
                                                 MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-
      1/31/03       5.47       (0.01)         0.33           0.32            --             --        5.79       5.85       2,406
                                                  Aggressive Growth Portfolio Class 1
      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084
      1/31/03       8.84       (0.02)        (2.13)         (2.15)        (0.02)(6)         --        6.67     (24.28)    156,449
                                                  Aggressive Growth Portfolio Class 2
      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)      2,905
      1/31/03       8.84       (0.03)        (2.12)         (2.15)        (0.02)(6)         --        6.67     (24.37)      6,878
                                                  Aggressive Growth Portfolio Class 3
      9/30/02@-
      1/31/03       6.79       (0.01)        (0.11)         (0.12)           --             --        6.67      (1.77)        301

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                   Small Company Value Portfolio Class 1
      12/14/98-
      1/31/99        1.40%+(4)       0.12%+(4)         6%
      1/31/00        1.40(4)        (0.40)(4)         65
      1/31/01        1.40(1)(4)      (0.41)(1)(4)     57
      1/31/02        1.40(1)(4)      (0.37)(1)(4)     54
      1/31/03        1.49(4)        (0.41)(4)        124
                    MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00        1.15+(2)(4)      (0.13)+(2)(4)    108
      1/31/01        0.82(3)(4)      (0.20)(3)(4)    146
      1/31/02        0.82(4)        (0.25)(4)         96
      1/31/03        0.84(4)(5)      (0.48)(4)(5)    164
                    MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.98+(4)       (0.61)+(4)        96
      1/31/03        1.00(4)(5)      (0.55)(4)(5)    164
                    MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-
      1/31/03        1.04+(4)(5)      (0.35)+(4)(5)    164
                    Aggressive Growth Portfolio Class 1
      11/30/98       0.83            0.32            268
      1/31/99#       0.82+           0.13+            29
      1/31/00        0.75            0.02            131
      1/31/01        0.70            0.23            263
      1/31/02        0.75            0.21            229
      1/31/03        0.77           (0.24)           150
                    Aggressive Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.92+          (0.32)+          229
      1/31/03        0.92           (0.38)           150
                    Aggressive Growth Portfolio Class 3
      9/30/02@-
      1/31/03        0.99+          (0.46)+          150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                   EXPENSES
                                              --------------------------------------------------
                                              11/98    1/99+    1/00    1/01     1/02      1/03
                                              --------------------------------------------------
       Small Company Value Class 1..........    --%    3.87%    2.25%   2.64%    2.95%(3)  2.08%
       MFS Mid-Cap Growth Class 1...........    --       --     1.19+   0.82     0.82      0.84
       MFS Mid-Cap Growth Class 2...........    --       --      --      --      0.95      1.00
       MFS Mid-Cap Growth Class 3...........    --       --      --      --        --      1.04+

                                                          NET INVESTMENT INCOME (LOSS)
                                              ----------------------------------------------------
                                              11/98    1/99+    1/00    1/01     1/02        1/03
                                              ----------------------------------------------------
       Small Company Value Class 1..........    --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3) (0.99)%
       MFS Mid-Cap Growth Class 1...........    --       --     (0.17)+ (0.20)   (0.25)     (0.46)
       MFS Mid-Cap Growth Class 2...........    --       --        --      --    (0.61)     (0.52)
       MFS Mid-Cap Growth Class 3...........    --       --        --      --      --       (0.33)+

   (5) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02%, 0.03% and 0.02% for Class 1, 2 and 3, respectively.
   (6) Includes a tax return of capital of less than $0.01 per share.

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
      1/31/03        5.85       (0.03)        (2.32)         (2.35)           --             --        3.50     (40.17)     12,307
                                                 Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/13/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)      1,463
      1/31/03        5.84       (0.03)        (2.32)         (2.35)           --             --        3.49     (40.24)      3,260
                                                 Growth Opportunities Portfolio Class 3
      9/30/02@-
      1/31/03        3.33       (0.03)         0.19           0.16            --             --        3.49       4.80         305
                                                    Marsico Growth Portfolio Class 1
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
      1/31/03        8.79       (0.01)        (1.27)         (1.28)           --             --        7.51     (14.55)     43,872
                                                    Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)      4,019
      1/31/03        8.79       (0.02)        (1.27)         (1.29)           --             --        7.50     (14.68)     17,930
                                                    Marsico Growth Portfolio Class 3
      9/30/02@-
      1/31/03        7.94          --         (0.45)         (0.45)           --             --        7.49      (5.67)      1,218
                                                      Technology Portfolio Class 1
      7/3/00-
      1/31/01       10.00       (0.04)        (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02        7.16       (0.05)        (3.69)         (3.74)           --             --        3.42     (52.23)     40,156
      1/31/03        3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)     23,828
                                                      Technology Portfolio Class 2
      7/9/01@-
      1/31/02        4.04       (0.03)        (0.59)         (0.62)           --             --        3.42     (15.35)      2,312
      1/31/03        3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)      4,272
                                                      Technology Portfolio Class 3
      9/30/02@-
      1/31/03        1.53       (0.01)         0.27           0.26            --             --        1.79      16.99         360
                                                Small & Mid Cap Value Portfolio Class 2
      8/1/02@-
      1/31/03       10.00        0.02         (0.16)         (0.14)        (0.00)            --        9.86      (1.34)      5,375
                                                Small & Mid Cap Value Portfolio Class 3
      9/30/02@-
      1/31/03        9.22        0.01          0.63           0.64         (0.00)            --        9.86       6.98       2,618

      ----------  ------------------------------------------
                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                    Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01         1.00%+(3)       1.16%+(3)        86%
      1/31/02         1.00(3)        (0.26)(3)        339
      1/31/03         1.00(3)        (0.62)(3)        243
                    Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/13/02         1.15+(3)       (0.50)+(3)       329
      1/31/03         1.15+(3)       (0.77)+(3)       243
                    Growth Opportunities Portfolio Class 3
      9/30/02@-
      1/31/03         1.24+(3)       (0.80)+(3)       243
                       Marsico Growth Portfolio Class 1
      12/29/00-
      1/31/01         1.00+(1)(3)       0.73+(1)(3)     10
      1/31/02         1.00(2)(3)       0.12(2)(3)     128
      1/31/03         1.00(3)        (0.15)(3)        124
                       Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02         1.15+(2)(3)      (0.37)+(2)(3)    128
      1/31/03         1.15(3)        (0.31)(3)        124
                       Marsico Growth Portfolio Class 3
      9/30/02@-
      1/31/03         1.18+(3)       (0.12)+(3)       124
                         Technology Portfolio Class 1
      7/3/00-
      1/31/01         1.49+          (0.93)+           98
      1/31/02         1.45           (1.23)           109
      1/31/03         1.50(4)        (1.36)(4)        135
                         Technology Portfolio Class 2
      7/9/01@-
      1/31/02         1.60+          (1.46)+          109
      1/31/03         1.66(4)        (1.51)+(4)       135
                         Technology Portfolio Class 3
      9/30/02@-
      1/31/03         1.66(4)        (1.52)+(4)       135
                   Small & Mid Cap Value Portfolio Class 2
      8/1/02@-
      1/31/03         1.65%+(3)       0.53%+(3)         7
                   Small & Mid Cap Value Portfolio Class 3
      9/30/02@-
      1/31/03         1.75%+(3)       0.41%+(3)         7

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% and 1.15% for Class 1 and Class 2, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                             EXPENSES
                                                         -------------------------------------------------
                                                         11/98    1/99+    1/00    1/01    1/02      1/03
                                                         -------------------------------------------------
       Growth Opportunities Class 1....................    --%      --%     --%    1.26%+  1.19%+    1.07%
       Growth Opportunities Class 2....................    --       --      --      --     1.31      1.21
       Growth Opportunities Class 3....................    --       --      --      --      --       1,24+
       Marsico Growth Class 1..........................    --       --      --     4.73+   1.86(5)   1.04
       Marsico Growth Class 2..........................    --       --      --      --     1.73+(5)  1.18
       Marsico Growth Class 3..........................    --       --      --      --      --       1.27+
       Small & Mid Cap Value Class 2...................    --       --      --      --      --       4.54
       Small & Mid Cap Value Class 3...................    --       --      --      --      --       5.62+

                                                                     NET INVESTMENT INCOME (LOSS)
                                                         ----------------------------------------------------
                                                         11/98    1/99+    1/00    1/01     1/02        1/03
                                                         ----------------------------------------------------
       Growth Opportunities Class 1....................    --%      --%     --%     0.90%+  (0.44)%     (0.69)%
       Growth Opportunities Class 2....................    --       --      --        --    (0.66)+     (0.83)
       Growth Opportunities Class 3....................    --       --      --        --       --       (0.80)+
       Marsico Growth Class 1..........................    --       --      --     (3.00)+  (0.73)(5)   (0.19)
       Marsico Growth Class 2..........................    --       --      --        --    (0.96)+(5)  (0.34)
       Marsico Growth Class 3..........................    --       --      --        --       --       (0.07)+
       Small & Mid Cap Value Class 2...................    --       --      --        --       --       (2.35)
       Small & Mid Cap Value Class 3...................    --       --      --        --       --       (3.47)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02%, 0.03% and 0.04% for Class 1, 2 and 3, respectively.

   (5)  Gross of custody credits of 0.01%

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1
      11/30/98      10.41       0.13           0.86           0.99         (0.03)         (0.06)      11.31       9.58%   $128,344
      1/31/99#      11.31         --           0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50       0.15           1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28       0.12           0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51       0.09          (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
      1/31/03        9.07       0.09          (1.96)         (1.87)        (0.05)            --        7.15     (20.66)    177,883
                                           International Growth and Income Portfolio Class 2
      7/9/01@-
      1/31/02       10.48      (0.02)         (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)      4,964
      1/31/03        9.10       0.03          (1.92)         (1.89)        (0.04)            --        7.17     (20.78)     15,437
                                           International Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03        7.26      (0.03)         (0.06)         (0.09)           --             --        7.17      (1.24)      1,647
                                                   Global Equities Portfolio Class 1
      11/30/98      15.98       0.07           2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90         --           1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61       0.06           4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09      (0.03)         (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53       0.02          (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
      1/31/02       10.49       0.02          (2.64)         (2.62)           --             --        7.87     (24.98)    221,301
                                                   Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02       13.81      (0.02)         (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562
      1/31/03       10.48         --          (2.63)         (2.63)           --             --        7.85     (25.10)      9,083
                                                   Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03        7.76      (0.01)          0.09           0.08            --             --        7.84       1.03         265
                                          International Diversified Equities Portfolio Class 1
      11/30/98      11.33       0.15           1.93           2.08         (0.40)         (0.15)      12.86      18.33     354,174
      1/31/99#      12.86      (0.01)          0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00       13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01       14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    442,009
      1/31/02       10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703
      1/31/03        7.24       0.07          (2.13)            --            --             --        5.18     (28.45)    156,911
                                          International Diversified Equities Portfolio Class 2
      7/9/01@-
      1/31/02        8.97      (0.02)         (1.08)         (1.10)           --          (0.65)       7.22     (12.87)      5,381
      1/31/03        7.22       0.03          (2.09)         (2.06)           --             --        5.16     (28.43)      8,619
                                          International Diversified Equities Portfolio Class 3
      9/30/02@-
      1/31/03        5.49         --          (0.33)         (0.33)           --             --        5.16      (6.01)      2,480

      ----------  ------------------------------------------
                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                  International Growth and Income Portfolio
                                   Class 1
      11/30/98       1.46%            1.12%            51%
      1/31/99#       1.46+           (0.10)+           10
      1/31/00        1.21             1.16             75
      1/31/01        1.18             0.95             80
      1/31/02        1.20             0.84            148
      1/31/03        1.22             1.08            264
                  International Growth and Income Portfolio
                                    Class 2
      7/9/01@-
      1/31/02        1.37+           (0.45)+          148
      1/31/03        1.40             0.44            264
                  International Growth and Income Portfolio
                                    Class 3
      9/30/02@-
      1/31/03        1.83+           (1.18)+          264
                      Global Equities Portfolio Class 1
      11/30/98       0.88             0.46             92
      1/31/99#       0.86+           (0.04)+           12
      1/31/00        0.84             0.30             94
      1/31/01        0.84            (0.15)            93
      1/31/02        0.87             0.14             75
      1/31/02        0.93(1)          0.19(1)          71
                      Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02        1.05+           (0.33)+           75
      1/31/03        1.08(1)          0.00(1)          71
                      Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03        1.16+(1)        (0.30)+(1)        71
                      International Diversified Equities
                               Portfolio Class 1
      11/30/98       1.26             1.18             40
      1/31/99#       1.26+           (0.43)+            7
      1/31/00        1.22             0.95             65
      1/31/01        1.21             0.89             72
      1/31/02        1.23             0.84             29
      1/31/03        1.22             0.97             48
                      International Diversified Equities
                               Portfolio Class 2
      7/9/01@-
      1/31/02        1.42+           (0.58)+           29
      1/31/03        1.33             0.53             48
                      International Diversified Equities
                               Portfolio Class 3
      9/30/02@-
      1/31/03        1.33+           (0.29)+           48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00%, 0.01% and 0.02% for Class 1, 2 and 3, respectively.

    See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (CONTINUED)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio Class 1
      11/30/98       8.03       0.04         (1.78)         (1.74)         (0.07)            --       6.22     (21.86)%   $ 31,685
      1/31/99#       6.22       0.01            --           0.01          (0.01)            --       6.22       0.20       32,708
      1/31/00        6.22      (0.03)         4.81           4.78             --             --      11.00      76.86      102,740
      1/31/01       11.00      (0.02)        (2.95)         (2.97)         (0.06)         (0.16)      7.81     (26.87)      96,507
      1/31/02        7.81       0.03         (0.95)         (0.92)         (0.02)         (0.08)      6.79     (11.49)      82,624
      1/31/03        6.79       0.02         (0.74)         (0.72)         (0.02)(4)         --       6.05     (10.63)      63,377
                                                   Emerging Markets Portfolio Class 2
      7/9/01@-
      1/31/02        6.62      (0.02)         0.29           0.27          (0.02)         (0.08)      6.79       4.38          717
      01/31/03       6.79         --         (0.73)         (0.73)         (0.01)(4)         --       6.05     (10.71)       3,164
                                                   Emerging Markets Portfolio Class 3
      9/30/02@-
      1/31/03        5.70      (0.02)         0.37           0.35             --             --       6.05       6.14          276
                                                    Foreign Value Portfolio Class 2
      8/1/02@-
      1/31/03       10.00      (0.03)        (0.83)         (0.86)         (0.03)(3)         --       9.11      (8.57)       5,888
                                                    Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03        9.20      (0.03)        (0.03)         (0.06)         (0.03)(3)         --       9.11      (0.64)       4,099

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO      INCOME
                    AVERAGE      (LOSS) TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Emerging Markets Portfolio Class 1
      11/30/98       1.90%(2)       0.61%(2)       96%
      1/31/99#       1.90+(2)       0.60+(2)       22
      1/31/00        1.90(1)(2)    (0.41)(1)(2)    145
      1/31/01        1.57(2)       (0.22)(2)      125
      1/31/02        1.53(2)        0.51(2)       113
      1/31/03        1.53(2)        0.43(2)       118
                    Emerging Markets Portfolio Class 2
      7/9/01@-
      1/31/02        1.70+(2)      (0.56)+(2)     113
      01/31/03       1.74(2)        0.05(2)       118
                    Emerging Markets Portfolio Class 3
      9/30/02@-
      1/31/03        2.12+(2)      (0.56)+(2)     118
                     Foreign Value Portfolio Class 2
      8/1/02@-
      1/31/03        1.95+(2)      (0.63)+(2)       1
                     Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03        2.05+(2)      (1.04)+(2)       1

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                   --------------------------------------------------
                                                   11/98    1/99+    1/00    1/01     1/02      1/03
                                                   --------------------------------------------------
       Emerging Markets Class 1................    2.01%    2.29%    1.91%   1.57%     1.53%    1.52%
       Emerging Markets Class 2................      --       --      --      --       1.70+    1.72
       Emerging Markets Class 3................      --       --      --      --         --     2.10+
       Foreign Value Class 2...................      --       --      --      --         --     4.72+
       Foreign Value Class 3...................      --       --      --      --         --     6.21+

                                                             NET INVESTMENT INCOME (LOSS)
                                                 ----------------------------------------------------
                                                 11/98    1/99+    1/00     1/01      1/02      1/03
                                                 ----------------------------------------------------
       Emerging Markets Class 1................  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.31%
       Emerging Markets Class 2................    --       --        --       --     (0.56)+   (0.07)
       Emerging Markets Class 3................    --       --        --       --        --     (0.86)+
       Foreign Value Class 2...................    --       --        --       --        --     (3.40)+
       Foreign Value Class 3...................    --       --        --       --        --     (5.20)+

   (3)  Includes a tax return of capital of $0.03 per share.
   (4) Includes a tax return of capital of less than $0.01 per share.

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-three portfolios constituting SunAmerica Series Trust (hereafter referred to as the "Trust") at January 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

March 21, 2003
New York, New York

---------------------

---------------------

SUNAMERICA SERIES TRUST
TRUSTEE INFORMATION (UNAUDITED)

    The following table contains information regarding the Trustees that oversee operations of the Portfolios and other investment companies within the Fund complex.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
         NAME,                                                                                  OVERSEEN
      ADDRESS AND        POSITION HELD        LENGTH OF           PRINCIPAL OCCUPATION(S)          BY
    DATE OF BIRTH*        WITH TRUST         TIME SERVED            DURING PAST 5 YEARS        TRUSTEE(1)
    --------------       -------------       -----------       ------------------------------  ----------
INDEPENDENT TRUSTEES
Carl D. Covitz              Trustee       February 2001        Owner and President, Landmark       59
DOB: March 31, 1939                                            Capital, Inc. (since 1973)
Monica C. Lozano            Trustee       December 1998        President and Chief Operating       59
DOB: July 21, 1956                                             Officer (since 2000) La
                                                               Opinion (newspaper publishing
                                                               concern), Associate Publisher
                                                               (1991-1999) and Executive
                                                               Editor (1995-1999) thereof
Gilbert T. Ray              Trustee       February 2001        Retired Partner, O'Melveny &        59
DOB: September 18, 1944                                        Myers LLP (since 2000); and
                                                               Attorney (1972-2000) thereof
Allan L. Sher               Trustee       January 1997         Retired Brokerage Executive         59
DOB: October 19, 1931                                          (since 1992)
INTERESTED TRUSTEES
Jana W. Greer             Trustee and     February 2001        President, AIG SunAmerica           59
DOB: December 30, 1951     Chairman                            Retirement Markets, Inc.
                                                               (since 1996), and Executive
                                                               Vice President thereof
                                                               (1994-1996); Senior Vice
                                                               President and Director, AIG
                                                               SunAmerica, Inc. (since 1991)
Bruce G. Willison           Trustee       February 2001        Dean, Anderson School at UCLA       59
DOB: October 16, 1948                                          (since 1999)


         NAME,
      ADDRESS AND           OTHER DIRECTORSHIPS HELD
    DATE OF BIRTH*                 BY TRUSTEE
    --------------       ------------------------------
INDEPENDENT TRUSTEES
Carl D. Covitz           Trustee, Anchor Pathway Fund
DOB: March 31, 1939      ("APF") and Seasons Series
                         Trust ("Seasons"); Director,
                         Kayne Anderson Mutual Funds
                         (since 1995); Director, Arden
                         Realty, Inc. (since 1995).
Monica C. Lozano         Trustee, APF and Seasons;
DOB: July 21, 1956       Trustee, University of
                         Southern California (since
                         1991); Director, California
                         Healthcare Foundation (since
                         1998); Director, Tenet
                         Healthcare Corporation (since
                         2002); Director, The Walt
                         Disney Company (since 2000);
                         Director, Union Bank of
                         California (since 2001).
Gilbert T. Ray           Trustee, APF and Seasons;
DOB: September 18, 1944  Director, Advanced Auto Parts,
                         Inc. (retail, automotive
                         supply stores) (since 2002);
                         Director, Watts, Wyatt &
                         Company
                         (services -- management
                         consulting services) (since
                         2000).
Allan L. Sher            Trustee, APF and Seasons;
DOB: October 19, 1931    Director, Bowl America
                         Incorporated (1997-Present).
INTERESTED TRUSTEES
Jana W. Greer            Trustee, APF and Seasons;
DOB: December 30, 1951   Director, National Association
                         for Variable Annuities (since
                         1999).
Bruce G. Willison        Trustee, APF and Seasons;
DOB: October 16, 1948    Director, Nordstrom, Inc.
                         (since 1998); Director,
                         Homestore, Inc. (real estate
                         agents and managers (since
                         2003); Healthnet
                         International, Inc. (business
                         services) (since 2002).

---------------
 * The business address for each Trustee is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment advisor or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Style Select Series, Inc. (15 portfolios), Anchor Pathway Fund (7 funds), Anchor Series Trust (8 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), and VALIC Company II (15 funds).

  Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

    Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended January 31, 2003.

    During the year ended January 31, 2003 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                                                                               QUALIFYING %
                                                                                                               FOR THE 70%
                                                                                                                DIVIDENDS
                                                   TOTAL     NET INVESTMENT   NET SHORT-TERM   NET LONG-TERM     RECEIVED
                                                 DIVIDENDS       INCOME       CAPITAL GAINS    CAPITAL GAINS    DEDUCTION
                                                 ---------   --------------   --------------   -------------   ------------
Cash Management Portfolio Class 1                  $0.37         $0.37               --              --               --
Cash Management Portfolio Class 2                   0.36          0.36               --              --               --
Cash Management Portfolio Class 3                     --            --               --              --               --
Corporate Bond Portfolio Class 1                    0.71          0.71               --              --             2.97
Corporate Bond Portfolio Class 2                    0.70          0.70               --              --             2.97
Corporate Bond Portfolio Class 3                      --            --               --              --             2.97
Global Bond Portfolio Class 1                       0.33          0.18             0.08            0.07               --
Global Bond Portfolio Class 2                       0.32          0.17             0.08            0.07               --
Global Bond Portfolio Class 3                         --            --               --              --               --
High-Yield Bond Portfolio Class 1                   0.99          0.99               --              --             5.13
High-Yield Bond Portfolio Class 2                   0.98          0.98               --              --             5.13
High-Yield Bond Portfolio Class 3                     --            --               --              --             5.13
Worldwide High Income Portfolio Class 1             1.06          1.06               --              --             3.58
Worldwide High Income Portfolio Class 2             1.05          1.05               --              --             3.58
Worldwide High Income Portfolio Class 3               --            --               --              --             3.58
SunAmerica Balanced Portfolio Class 1               0.34          0.34               --              --            26.06
SunAmerica Balanced Portfolio Class 2               0.33          0.33               --              --            26.06
SunAmerica Balanced Portfolio Class 3                 --            --               --              --            26.06
MFS Total Return Portfolio Class 1                  0.47          0.29             0.08            0.10            28.20
MFS Total Return Portfolio Class 2                  0.46          0.28             0.08            0.10            28.20
MFS Total Return Portfolio Class 3                    --            --               --              --            28.20
Asset Allocation Portfolio Class 1                  0.46          0.46               --              --            19.80
Asset Allocation Portfolio Class 2                  0.45          0.45               --              --            19.80
Asset Allocation Portfolio Class 3                  0.25          0.25               --              --            19.80
Telecom Utility Portfolio Class 1                   0.87          0.87               --              --            69.04
Telecom Utility Portfolio Class 2                   0.86          0.86               --              --            69.04
Telecom Utility Portfolio Class 3                     --            --               --              --            69.04
Equity Income Portfolio Class 1                     0.19          0.19               --              --            97.42
Equity Index Portfolio Class 1                      0.08          0.08               --              --           100.00
Growth-Income Portfolio Class 1                     0.17          0.17               --              --           100.00
Growth-Income Portfolio Class 2                     0.15          0.15               --              --           100.00
Growth-Income Portfolio Class 3                       --            --               --              --           100.00
Federated Value Portfolio Class 1                   0.15          0.15               --              --           100.00
Federated Value Portfolio Class 2                   0.13          0.13               --              --           100.00
Federated Value Portfolio Class 3                     --            --               --              --           100.00
Davis Venture Value Portfolio Class 1               0.12          0.12               --              --           100.00
Davis Venture Value Portfolio Class 2               0.10          0.10               --              --           100.00
Davis Venture Value Portfolio Class 3                 --            --               --              --           100.00
"Dogs" of Wall Street Portfolio Class 1             0.17          0.17               --              --           100.00
"Dogs" of Wall Street Portfolio Class 2             0.16          0.16               --              --           100.00
"Dogs" of Wall Street Portfolio Class 3               --            --               --              --           100.00
Alliance Growth Portfolio Class 1                   0.04          0.04               --              --           100.00
Alliance Growth Portfolio Class 2                   0.03          0.03               --              --           100.00

---------------------

                                                                                                               QUALIFYING %
                                                                                                               FOR THE 70%
                                                                                                                DIVIDENDS
                                                   TOTAL     NET INVESTMENT   NET SHORT-TERM   NET LONG-TERM     RECEIVED
                                                 DIVIDENDS       INCOME       CAPITAL GAINS    CAPITAL GAINS    DEDUCTION
                                                 ---------   --------------   --------------   -------------   ------------
Alliance Growth Portfolio Class 3                     --            --               --              --           100.00
Goldman Sachs Research Portfolio Class 1              --            --               --              --               --
Goldman Sachs Research Portfolio Class 2              --            --               --              --               --
Goldman Sachs Research Portfolio Class 3              --            --               --              --               --
MFS Growth and Income Portfolio Class 1             0.08          0.08               --              --            59.72
MFS Growth and Income Portfolio Class 2             0.07          0.07               --              --            59.72
MFS Growth and Income Portfolio Class 3               --            --               --              --            59.72
Putnam Growth Portfolio Class 1                     0.02          0.02               --              --               --
Putnam Growth Portfolio Class 2                     0.01          0.01               --              --               --
Putnam Growth Portfolio Class 3                       --            --               --              --               --
Blue Chip Growth Portfolio Class 1                  0.02          0.02               --              --           100.00
Blue Chip Growth Portfolio Class 2                  0.01          0.01               --              --           100.00
Blue Chip Growth Portfolio Class 3                    --            --               --              --           100.00
Real Estate Portfolio Class 1                       0.28          0.28               --              --            13.72
Real Estate Portfolio Class 2                       0.27          0.27               --              --            13.72
Real Estate Portfolio Class 3                         --            --               --              --            13.72
Small Company Value Portfolio Class 1               0.60            --             0.09            0.51            44.38
MFS Mid-Cap Growth Portfolio Class 1                  --            --               --              --               --
MFS Mid-Cap Growth Portfolio Class 2                  --            --               --              --               --
MFS Mid-Cap Growth Portfolio Class 3                  --            --               --              --               --
Aggressive Growth Portfolio Class 1                 0.02          0.02               --              --            99.59
Aggressive Growth Portfolio Class 2                 0.02          0.02               --              --            99.59
Aggressive Growth Portfolio Class 3                   --            --               --              --            99.59
Growth Opportunities Portfolio Class 1                --            --               --              --               --
Growth Opportunities Portfolio Class 2                --            --               --              --               --
Growth Opportunities Portfolio Class 3                --            --               --              --               --
Marsico Growth Portfolio Class 1                      --            --               --              --               --
Marsico Growth Portfolio Class 2                      --            --               --              --               --
Marsico Growth Portfolio Class 3                      --            --               --              --               --
Technology Portfolio Class 1                          --            --               --              --               --
Technology Portfolio Class 2                          --            --               --              --               --
Technology Portfolio Class 3                          --            --               --              --               --
Small & Mid Cap Value Portfolio Class 2               --            --               --              --               --
Small & Mid Cap Value Portfolio Class 3               --            --               --              --               --
International Growth and Income Portfolio Class
  1                                                 0.05          0.05               --              --               --
International Growth and Income Portfolio Class
  2                                                 0.04          0.04               --              --               --
International Growth and Income Portfolio Class
  3                                                   --            --               --              --               --
Global Equities Portfolio Class 1                     --            --               --              --           100.00
Global Equities Portfolio Class 2                     --            --               --              --           100.00
Global Equities Portfolio Class 3                     --            --               --              --           100.00
International Diversified Portfolio Class 1           --            --               --              --             0.75
International Diversified Portfolio Class 2           --            --               --              --             0.75
International Diversified Portfolio Class 3           --            --               --              --             0.75
Emerging Markets Portfolio Class 1                  0.02          0.02               --              --             0.64
Emerging Markets Portfolio Class 2                  0.01          0.01               --              --             0.64
Emerging Markets Portfolio Class 3                    --            --               --              --             0.64
Foreign Value Portfolio Class 2                     0.03          0.03               --              --               --
Foreign Value Portfolio Class 3                     0.03          0.03               --              --               --

  The International Growth and Income, International Diversified Equities and Emerging Markets Portfolio made an election under the Internal Revenue Code
Section 855 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended January 31, 2003 were $630,446, $544,764 and $208,988, respectively. The foreign source income for information reporting is $5,508,842, $4,652,386 and $1,663,466, respectively.

                                                           ---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES (UNAUDITED)

              The following graphs compare the performance of a $10,000 investment in the presented SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a relevant securities index benchmark since the portfolio's inception. Please note that variable annuity minimum premiums vary by contract and may be higher or lower than the results depicted by the chart due to expenses associated with the variable annuity. Following each graph is a discussion of portfolio performance and factors affecting performance over the prior year ended January 31, 2003.

              THE FOLLOWING GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. IT IS ASSUMED THAT ALL DIVIDENDS ARE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

              BANC OF AMERICA CAPITAL MANAGEMENT, LLC

              Cash Management Portfolio -- Class 1

              For the twelve-month period ended January 31, 2003, the SunAmerica Cash Management Portfolio - Class 1 produced a return of 1.22%. The portfolio management strategy for the past reporting period has been to concentrate the portfolio in high-quality securities consisting of Treasuries, U.S. Agencies and Asset-Backed Commercial Paper among other sectors. The weighted average maturity of the portfolio was managed to the longer end of the range, 50 to 60 days. Cash flow volatility and an accommodative Federal Reserve Board policy also contributed the performance of the portfolio.

              Looking ahead, we expect the economy to gain momentum in the second half of 2003. In the short term, however, we believe that concerns about war in the Middle East, a jobless economic recovery, and excess capacity in certain industries will keep interest rates low for the coming months. We also think that the futures markets suggest that there is a possibility of further cuts in the Federal Funds interest rate. In this environment, our strategy will be to continue to keep a high credit quality profile and a weighted average maturity in the longer end of the range.

                     Past performance is no guarantee of future results.

---------------------
    236

              FEDERATED INVESTMENT COUNSELING

              Corporate Bond Portfolio -- Class 1

[Corporate Bond Portfolio]

                                                CORPORATE BOND PORTFOLIO         LEHMAN BROTHERS             LEHMAN BROTHERS
                                                        -CLASS 1               AGGREGATE INDEX(1)        CORPORATE BOND INDEX(2)
                                                ------------------------       ------------------        -----------------------
7/1/93                                                  10000.00                    10000.00                    10000.00
11/30/93                                                10190.00                    10211.00                    10272.00
11/30/94                                                 9843.00                     9898.00                     9845.00
11/30/95                                                11517.00                    11645.00                    11937.00
11/30/96                                                12266.00                    12350.00                    12708.00
11/30/97                                                13402.00                    13285.00                    13670.00
11/30/98                                                14276.00                    14540.00                    14956.00
1/31/99                                                 14481.00                    14687.00                    15148.00
1/31/00                                                 14083.00                    14415.00                    14654.00
1/31/01                                                 15225.00                    16408.00                    16499.00
1/31/02                                                 16027.00                    17647.00                    17843.00
1/31/03                                                 17176.00                    19317.00                    19565.00

---------------------------------------------------------
                CORPORATE BOND PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               7.17%      6.99%        N/A
   5-year               4.60%        N/A        N/A
   Since Inception      5.80%      6.94%      3.69%
---------------------------------------------------------

*Inception date for Class 1: 7/1/93; Class 2: 7/9/01; Class 3: 9/30/02.

(1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

              The Corporate Bond Portfolio -- Class 1 produced a return of 7.17% for the twelve month period ended January 31, 2003, versus the benchmark Lehman Brother Aggregate Index return of 9.46% for the same period.

              The portfolio benefited from declining interest rates over the past year. Performance, however, was held down by an overall position in the high yield bond sector, which was hit hard by defaults and poor price performance. We actively managed the allocation to non-investment grade bonds, and late last summer decreased the exposure to this sector to approximately 19% of the portfolio from around 25% earlier in the calendar year of 2002. Effective duration on the portfolio has been roughly 5.50 years for most of the past twelve month reporting period.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

              Global Bond Portfolio -- Class 1

[Global Bond Portfolio]

                                                                                                  J.P. MORGAN GLOBAL GOV'T BOND
                                                               GLOBAL BOND PORTFOLIO-CLASS 1             INDEX(1)(HEDGED)
                                                               -----------------------------      -----------------------------
7/1/93                                                                     10000                              10000
11/30/93                                                                   10300                              10424
11/30/94                                                                    9973                              10143
11/30/95                                                                   11598                              11866
11/30/96                                                                   12879                              13066
11/30/97                                                                   13964                              14270
11/30/98                                                                   15604                              16098
1/31/99                                                                    15843                              16262
1/31/00                                                                    15548                              16219
1/31/01                                                                    17156                              18149
1/31/02                                                                    17848                              19119
1/31/03                                                                    19001                              20767

---------------------------------------------------------
                  GLOBAL BOND PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               6.36%      6.18%        N/A
   5-year               5.83%        N/A        N/A
   Since Inception      6.93%      5.33%      2.62%
---------------------------------------------------------

*Inception date for Class 1: 7/1/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

              The Global Bond Portfolio -- Class 1 returned 6.36% for the twelve-month period ended January 31, 2003. The benchmark J.P. Morgan Global Government Bond Index, returned 8.62% for the same period.

              The portfolio's position in corporate securities was the main detractor from performance during the period. Concerns over the global economy, threat of war, and corporate accounting irregularities weighed on nearly all sectors. However, investor sentiment improved dramatically in November and December of 2002. And even though the significant rally of credit spreads slowed down by January 2003, the portfolio's holdings continued to experience positive performance overall.

              The portfolio held a smaller percentage of U.S. positions relative to Europe, Australia, and Canada at various points over the reporting period to express our bullish outlook for the U.S. economy. However, we believe this strategy detracted from performance because U.S. Treasuries outperformed other government markets. European bonds outperformed United Kingdom Gilts for the majority of the period due to disappointing economic releases from the Eurozone throughout the year. At the end of January 2003, the portfolio locked in gains resulting from European bond out-performance.

                     Past performance is no guarantee of future results.

---------------------
    238

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              High-Yield Bond Portfolio -- Class 1

[High-Yield Bond Portfolio]

                                                              HIGH-YIELD BOND PORTFOLIO-CLASS    MERRILL LYNCH HIGH-YIELD MASTER
                                                                             1                               INDEX(1)
                                                              -------------------------------    -------------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  11120.00                           11259.00
11/30/94                                                                  10647.00                           11319.00
11/30/95                                                                  11993.00                           13264.00
11/30/96                                                                  13775.00                           14854.00
11/30/97                                                                  15776.00                           16729.00
11/30/98                                                                  15577.00                           17500.00
1/31/99                                                                   15804.00                           17679.00
1/31/00                                                                   16607.00                           17693.00
1/31/01                                                                   16037.00                           18128.00
1/31/02                                                                   14395.00                           18271.00
1/31/03                                                                   13850.00                           18478.00

---------------------------------------------------------
                HIGH-YIELD BOND PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               -3.92%     -3.87%       N/A
   5-year               -3.25%        N/A       N/A
   Since Inception       3.32%     -4.95%     8.83%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

              For the twelve-month period ended January 31, 2003, the High Yield Bond Portfolio -- Class 1 returned -3.92%, compared to the benchmark Merrill Lynch High Yield Master Index return of 1.14%. In 2002, the high yield market was negatively impacted by slower economic growth, corporate accounting problems and an increased supply of high yield bonds. We believe these issues may continue to cause the high yield market to be more volatile in 2003. On the positive side, the decline in high yield bond prices has resulted in yields over 12% for the high yield indices, which is nearly 9% above Treasuries with comparable maturities. Historically, we believe that high yield bonds tend to perform best as growth resumes following an economic slowdown and before default rates peak.

              We completed a portfolio restructuring in mid-2002, and we think performance has been significantly better since that point. Currently, we have positioned the portfolio in high quality credits due to our cautious outlook on the economy and geopolitical risks. Buying solid investment grade and well known companies that are currently out of favor, we are focusing on the Broadcasting & Media and Telecommunications sectors. Concurrently, we are being very selective about positions in the Utility, Auto, Lodging and Technology sectors based upon our negative outlooks on these groups.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

              Worldwide High Income Portfolio -- Class 1

[Worldwide High Income Portfolio]

                                  Worldwide High Income Portfolio-Class 1       First Boston High Yield Index(4)
10/28/94                                                         10000.00                              10000.00
11/30/95                                                         11534.00                              11578.00
11/30/96                                                         14645.00                              12929.00
11/30/97                                                         16721.00                              14712.00
11/30/98                                                         14423.00                              14967.00
1/31/99                                                          14157.00                              15073.00
1/31/00                                                          16878.00                              15361.00
1/31/01                                                          17497.00                              15495.00
1/31/02                                                          15991.00                              15612.00
1/31/03                                                          16111.00                              16304.00

                                   JP Morgan EMBI Plus(5)      Blended Index (2)      New Blended Index(1)
10/28/94                                        10000.00               10000.00                  10000.00
11/30/95                                        11356.00               11059.00                  11391.00
11/30/96                                        14603.00               16304.00                  14423.00
11/30/97                                        16418.00               18026.00                  16203.00
11/30/98                                        15968.00               16380.00                  15865.00
1/31/99                                         15531.00               15378.00                  15589.00
1/31/00                                         17793.00               19721.00                  17630.00
1/31/01                                         19926.00               24459.00                  19561.00
1/31/02                                         19514.00               23564.00                  19379.00
1/31/03                                         21333.00               26856.00                  21073.00

                                   JP Morgan EMBI Global Index(3)
10/28/94                                                10000.00
11/30/95                                                11132.00
11/30/96                                                15914.00
11/30/97                                                17578.00
11/30/98                                                16244.00
1/31/99                                                 15566.00
1/31/00                                                 19476.00
1/31/01                                                 23722.00
1/31/02                                                 23362.00
1/31/03                                                 26373.00

---------------------------------------------------------
             WORLDWIDE HIGH INCOME PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year                0.45%      0.10%       N/A
   5-year               -1.39%        N/A       N/A
   Since Inception       5.94%      0.20%     6.02%
---------------------------------------------------------

*Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 11/11/02.

(1)Effective 8/01/02, the New Blended Index combines 50% First Boston High Yield Bond Index and 50% JP Morgan Emerging Bond Index Global Index.

(2)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(3)JP Morgan EMBI Global Index is a weighted index composed of U.S. dollar denominated Brady Bonds, Euro Bonds, Traded Janus and local market debt instruments.

(4)The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(5)The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.

              The Worldwide High Income Portfolio -- Class 1 returned 0.45%, compared to a 8.74% return for the new blended benchmark index, which consists of 50% First Boston High Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index Global Index. The high yield market experienced another twelve months with low returns, continued high default rates, and increased volatility. In the high yield portion of the portfolio, adverse security selection in the Utilities, Cable, Telecommunications, and Media sectors were the main reasons for our poor performance during the year. On the positive side, favorable security selection within the Financials sector aided portfolio performance.

              In contrast to the high yield market, Emerging Market Debt performed quite well due to the substantial decline in U.S. Treasury yields, and to a contraction in credit spreads of many emerging market countries. More importantly, we believe a number of positive trends gained momentum over the course of 2002, including a continued improvement in overall credit quality for the asset class, a steady decline in inter-country correlations, and additional allocations to Emerging Market Debt from institutional investors. Portfolio performance in this sector was aided by security selection decisions in Russia and Indonesia and selective investments in Ecuador and Uruguay. However, positions in Brazil during the fourth quarter of 2002 detracted from portfolio performance, as did positions in Venezuela.

              As we enter 2003, our main high yield sector focus includes the Media, Manufacturing, Chemical, and Energy sectors, while we will be very selective about positions in the Consumer Staples, and Utilities sectors. In Emerging Markets Debt, we positioned the portfolio slightly more aggressively in December 2002, as we expect further price increases in early 2003. We also increased the portfolio's positions in Brazil and decreased exposure to Venezuela.
                     Past performance is no guarantee of future results.

---------------------
    240

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              SunAmerica Balanced Portfolio - Class 1

[SunAmerica Balanced Portfolio]

                                             SUNAMERICA
                                        BALANCED PORTFOLIO-                                                    LEHMAN BROTHERS
                                              CLASS 1           S&P 500 INDEX (2)      BLENDED INDEX (1)     AGGREGATE INDEX (3)
                                        -------------------     -----------------      -----------------     -------------------
6/3/1996                                      10000.00               10000.00               10000.00               10000.00
11/30/1996                                    11130.00               11439.00               11076.00               10730.00
11/30/1997                                    13521.00               14701.00               13145.00               11543.00
11/30/1998                                    16200.00               18180.00               15416.00               12633.00
1/31/1999                                     17892.00               20030.00               16337.00               12761.00
1/31/2000                                     20174.00               22104.00               17254.00               12524.00
1/31/2001                                     18988.00               21905.00               18126.00               14256.00
1/31/2002                                     15978.00               18368.00               17026.00               15333.00
1/31/2003                                     13589.00               14140.00               15344.00               16784.00

---------------------------------------------------------
              SUNAMERICA BALANCED PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -14.95%    -15.04%        N/A
   5-year               -0.34%        N/A        N/A
   Since Inception       4.71%    -12.94%     -2.28%
---------------------------------------------------------

*Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.

(1)The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3)The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              The SunAmerica Balanced Portfolio -- Class 1 returned -14.95% for twelve-month period ended January 31, 2003, compared to -23.02% and 9.46% for the Standard and Poors 500 (S&P 500) Index and Lehman Brothers U.S. Aggregate Index, respectively. Early in 2002, we rebalanced the asset mix of this portfolio, moving to a firm allocation of 60% equities and 40% bonds. Our goal in shifting the allocation was to reduce the overall volatility of the portfolio. In addition, we took active steps to make the equity portion of the portfolio more conservative relative to our growth funds. To this end, we focused on adding more low-beta names to the portfolio and seeking consistent growth in all sectors.

              While performance during the annual period was lower than we anticipated, we believe that a portfolio restructuring performed early in the period will reduce overall volatility. In addition, we continue to broadly diversify the portfolio's equity holdings focusing on the financial and technology sectors at present. In the fixed-income segment, we remain focused on high quality credit securities. Going forward, we will continue to broadly diversify the equity portion of the portfolio and to maintain a mix of both dividend-paying and traditional growth stocks.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              MASSACHUSETTS FINANCIAL SERVICES COMPANY

              MFS Total Return Portfolio -- Class 1

[MFS Total Return Portfolio]

                                          MFS TOTAL RETURN                              LEHMAN BROTHERS
                                        PORTFOLIO E CLASS 1      BLENDED INDEX(1)      AGGREGATE INDEX(2)      S&P 500 INDEX(3)
                                        -------------------      ----------------      ------------------      ----------------
10/28/94                                      10000.00               10000.00               10000.00               10000.00
11/30/95                                      12539.00               12406.00               11739.00               13199.00
11/30/96                                      14262.00               14590.00               12449.00               16878.00
11/30/97                                      16191.00               17316.00               13393.00               21690.00
11/30/98                                      18384.00               20307.00               14657.00               26823.00
1/31/99                                       19465.00               21521.00               14806.00               29554.00
1/31/00                                       19522.00               22729.00               14531.00               32613.00
1/31/01                                       23609.00               23878.00               16540.00               32319.00
1/31/02                                       23550.00               22429.00               17789.00               27101.00
1/31/03                                       22146.00               20213.00               19473.00               20863.00

---------------------------------------------------------
               MFS TOTAL RETURN PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               -5.96%     -6.12%       N/A
   5-year                6.18%        N/A       N/A
   Since Inception      10.10%     -3.71%     2.65%
---------------------------------------------------------

*Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.

(1)The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The MFS Total Return Portfolio -- Class 1 returned -5.96% for the twelve-month period ended January 31, 2003. The portfolio benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index, posted returns of -23.02% and 9.46%, respectively. In general, the portfolio invests 40% to 45% of its holdings in bonds. Because of stock market volatility, we kept the portfolio at the higher end of that range in 2002. Our bond holdings contributed significantly to the portfolio's performance by providing income and a measure of stability. The portfolio's U.S. Treasury bonds turned in the strongest results for the period. Toward the end of 2002, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

              Portfolio positions in Energy and Leisure stocks contributed positively to performance. Oil prices remained high throughout the period, as tensions in the Middle East led to higher prices, which in turn translated into solid earnings. Media companies, such as Viacom, Gannett, and New York Times, also performed well. They benefited from improved advertising revenues and above average growth. On the negative side, the portfolio experienced poor performances from its drug, utility, and telecommunications holdings. For instance, Calpine, a utility company that develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process.

              We are approaching 2003 with cautious optimism. Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. We also find Paper, Chemical and Railroad stocks to be attractive. We think these stocks will offer good current dividend yields that we believe will help compensate for any near term uncertainty. In addition, we continue to find high-grade bonds attractive, but we are committed to limiting the portfolio's exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in the Health care, Utilities, and Defense industries, as well as government agencies and mortgage-backed issues. However, geopolitical tensions in the Middle East and the Korean peninsula hang like a dark cloud over the world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.

                     Past performance is no guarantee of future results.

---------------------
    242

              WM ADVISORS, INC.
              (prior to July 2001, Goldman Sachs Asset Management served as the subadvisor)

              Asset Allocation Portfolio - Class 1

[Asset Allocation Portfolio]

                                          Asset Allocation Portfolio      Blended Index (1)
7/1/1993                                                    10000.00              10000.00
11/30/1993                                                  10360.00              10308.00
11/30/1994                                                  10391.00              10251.00
11/30/1995                                                  13103.00              13220.00
11/30/1996                                                  15759.00              15705.00
11/30/1997                                                  19221.00              18843.00
11/30/1998                                                  19769.00              22325.00
1/31/1999                                                   20063.00              23769.00
1/31/2000                                                   21169.00              25082.00
1/31/2001                                                   22307.00              26353.00
1/31/2002                                                   20888.00              24550.00
1/31/2003                                                   19473.00              21921.00

                                              Lehman Brothers Aggregate Index (2)      S&P 500 Index (3)
7/1/1993                                                                10000.00               10000.00
11/30/1993                                                              10211.00               10371.00
11/30/1994                                                               9898.00               10479.00
11/30/1995                                                              11645.00               14355.00
11/30/1996                                                              12350.00               18355.00
11/30/1997                                                              13285.00               23589.00
11/30/1998                                                              14540.00               29171.00
1/31/1999                                                               14687.00               32141.00
1/31/2000                                                               14415.00               35468.00
1/31/2001                                                               16408.00               35149.00
1/31/2002                                                               17647.00               29474.00
1/31/2003                                                               19317.00               22690.00

---------------------------------------------------------
               ASSET ALLOCATION PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               -6.78%     -6.87%        N/A
   5-year                0.03%        N/A        N/A
   Since Inception       7.20%     -4.85%      4.29%
---------------------------------------------------------

*Inception date for Class 1: 7/1/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Asset Allocation Portfolio -- Class 1 returned -6.78% for the twelve-month period ended January 31, 2003, versus a -23.02% return for the Standard and Poors 500 (S&P 500) Index, and a 9.46% return for the Lehman Brothers Aggregate Index.

              Although impacted by heightened market volatility, the portfolio was able to manage downside risk relative to many equity market indices for the period. We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions, and significantly increasing the portfolio's fixed-income allocation. We think this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. During the reporting period, we tried to take advantage of equity valuation movements to adjust the overall bond and stock allocation. We believe this strategy added to relative performance for the portfolio. Currently, we have a more balanced style -- based allocation, and a higher level of cash to facilitate valuation-driven movements back into equities.

              Within the bond portion of the portfolio, we favored corporate issues during the reporting period. We think we invested a little early into this market segment which under-performed the government-backed arena for much of the year. But corporate bonds closed the year with strong results, and we like its outlook given the high yield differentials. We also maintained our holdings in mortgage-backed securities. This sector performed well despite rising prepayments from record refinancing levels. Finally, we believe our positions in fixed income securities have generated strong results and helped to manage risk in this very volatile investment period.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              FEDERATED INVESTMENT COUNSELING

              Telecom Utility Portfolio -- Class 1

[Utility Portfolio]

                                                TELECOM UTILITY PORTFOLIO
                                                        -CLASS 1                S&P 500 INDEX(1)            BLENDED INDEX(2)
                                                -------------------------       ----------------            ----------------
6/3/96                                                    10000                       10000                        10000
11/30/96                                                  10750                       11439                      11075.5
11/30/97                                                  13035                       14701                        13145
11/30/98                                                  15118                       18180                      15415.6
1/31/99                                                   15233                       20030                      16337.2
1/31/00                                                   15996                       22104                      17254.2
1/31/01                                                   14354                       21905                      18126.4
1/31/02                                                   11992                       18368                      17025.9
1/31/03                                                    9246                       14140                        10350

---------------------------------------------------------
                TELECOM UTILITY PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -22.90%    -22.99%        N/A
   5-year               -7.30%        N/A        N/A
   Since Inception      -1.17%    -22.87%      1.33%
---------------------------------------------------------

*Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 11/11/02.

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2)The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Telecommunication Service Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

              For the twelve-month period ended January 31, 2003, the Telecom Utility Portfolio -- Class 1 returned -22.90%, compared to the Standard and Poors 500 (S&P 500) Index return of -23.02%. Although it was a difficult year for the equity markets, the portfolio managed to benefit from favorable stock selection in the Utility sector, and low exposure to the struggling Telecommunications sector. As the new reporting period begins, the portfolio will continue to diversify its holdings and maintain its defensive, value approach. The portfolio has begun to reposition itself into utility and telecommunications stocks that, in our opinion, will participate in the anticipated upward move of the market while maintaining the basic characteristics of value investing which include an income component. Particular attention has been given to the quality of earnings, balance sheets, and management creditability in the companies we consider.

                     Past performance is no guarantee of future results.

---------------------
    244

              U.S. BANCORP ASSET MANAGEMENT

              Equity Income Portfolio -- Class 1

[Equity Income Portfolio]

                                                              EQUITY INCOME PORTFOLIO -- CLASS
                                                                             1                          S&P 500 INDEX (1)
                                                              --------------------------------          -----------------
12/14/1998                                                                 10000                              10000
1/31/1999                                                                  10570                              11227
7/31/1999                                                                  11042                              11734
1/31/2000                                                                  10707                              12390
7/31/2000                                                                  10863                              12787
1/31/2001                                                                  12252                              12278
7/31/2001                                                                  12012                              10954
1/31/2002                                                                  11585                              10296
7/31/2002                                                                  10137                               8366
1/31/2003                                                                   9493                               7926

-----------------------------------------------------
               EQUITY INCOME PORTFOLIO
     AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
-----------------------------------------------------
                                         CLASS 1*
   1-year                                -18.06%
   Since Inception                        -1.25%
-----------------------------------------------------

*Inception date for Class 1: 12/14/98.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Equity Income Portfolio -- Class 1 produced a return of -18.06% during the twelve-month period ended January 31, 2003. The benchmark Standard and Poors 500 (S&P 500) Index posted a -23.02% return during the same period.

              Portfolio performance reflected the generally weak stock market environment. Positive contributors to performance included holdings in the Consumer sector -- Anheuser-Busch, Maytag and Avon Products. The portfolio's Real Estate Investment Trust (REIT) holdings also performed well, especially Simon Property Group, AMB Property, Healthcare Realty Trust and Duke Realty. Weak performance in several sectors, including Telecommunications, Utilities, Industrials and Health care more than offset the positive performance from some the holdings mentioned above. Particularly weak performing individual stocks included Xcel Energy, SBC Communications, General Electric, Wyeth and Baxter.

              The portfolio continues to maintain its strategy of emphasizing dividend-paying stocks and market sectors. Sector emphasis going forward will primarily be in the Industrial and Financials sectors.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              U.S. BANCORP ASSET MANAGEMENT

              Equity Index Portfolio -- Class 1

[Equity Index Portfolio]

                                                              EQUITY INDEX PORTFOLIO E CLASS 1          S&P 500 INDEX (1)
                                                              --------------------------------          -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 11181.00                           11227.00
7/31/1999                                                                 11392.00                           11734.00
1/31/2000                                                                 11970.00                           12390.00
7/31/2000                                                                 12312.00                           12787.00
1/31/2001                                                                 11816.00                           12278.00
7/31/2001                                                                 10513.00                           10954.00
1/31/2002                                                                  9858.00                           10296.00
7/31/2002                                                                  7997.00                            8366.00
1/31/2003                                                                  7560.00                            7926.00

-----------------------------------------------------
               EQUITY INDEX PORTFOLIO
     AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
-----------------------------------------------------
                                         CLASS 1*
   1-year                                -23.31%
   Since Inception                        -6.55%
-----------------------------------------------------

*Inception date for Class 1: 12/14/98.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in small companies.

              The Equity Index Portfolio -- Class 1 returned -23.31% for the twelve-month period ended January 31, 2003, compared to the -23.02% return of the Standard and Poors 500 (S&P 500) Index.

              Portfolio performance declined in the past reporting period just as stock market valuations continued to slide. There are signs of positive economic activity, but they are not as strong as was hoped for coming out of the recession. Therefore, the management team holds each portfolio position in very close proportion to the official index weight, and tracks changes to the index on a daily basis. In summation, we believe 2002's stock market and portfolio performance decline represents lowered expectations for future economic growth, rather than worsening economic conditions.

                     Past performance is no guarantee of future results.

---------------------
    246

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Growth-Income Portfolio -- Class 1

[Growth-Income Portfolio]

                                                              GROWTH-INCOME PORTFOLIO - CLASS
                                                                             1                           S&P 500 INDEX(1)
                                                              -------------------------------            ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10610.00                           10608.00
11/30/94                                                                  10377.00                           10719.00
11/30/95                                                                  13894.00                           14682.00
11/30/96                                                                  17703.00                           18774.00
11/30/97                                                                  23032.00                           24127.00
11/30/98                                                                  28310.00                           29837.00
1/31/99                                                                   32308.00                           32875.00
1/31/00                                                                   38244.00                           36278.00
1/31/01                                                                   37622.00                           35951.00
1/31/02                                                                   30112.00                           30147.00
1/31/03                                                                   23604.00                           23208.00

---------------------------------------------------------
                 GROWTH-INCOME PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -21.61%    -21.75%        N/A
   5-year               -0.07%        N/A        N/A
   Since Inception       8.99%    -18.98%     -0.30%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Growth-Income Portfolio -- Class 1 produced a return of -21.61% during the twelve-month period ended January 31, 2003, while the benchmark Standard and Poors 500 (S&P 500) Index returned -23.02%. In our opinion, portfolio stock selection ranged from neutral to positive in most sectors. Particularly strong was our stock selection in the Consumer Staples sector where we benefited from positions in Anheuser Busch, Avon and Procter & Gamble. Stock selection in the Utility and Transportation sectors also positively impacted the portfolio.

              Stock selection in the Health care sector was the largest detractor from performance. The worst-performing stock in the portfolio was Tenet Healthcare. This company's stock fell sharply in October and November of 2002 when investors learned about questionable charges for Medicare procedures. Investing in the Technology sector also proved to be quite difficult during reporting period. Although we were very selective in our investments in this area, our technology holdings produced a loss for the portfolio.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              FEDERATED INVESTMENT COUNSELING

              Federated Value Portfolio -- Class 1

[Federated Value Portfolio]

                                                                FEDERATED VALUE PORTFOLIO --
                                                                          CLASS 1                       S&P 500 INDEX (1)
                                                                ----------------------------            -----------------
6/3/96                                                                     10000                              10000
11/30/96                                                                   11080                              11439
11/30/97                                                                   13933                              14701
11/30/98                                                                   16472                              18180
1/31/99                                                                    17046                              20030
1/31/00                                                                    17075                              22104
1/31/01                                                                    18888                              21905
1/31/02                                                                    17477                              18368
1/31/03                                                                    13839                              14140

---------------------------------------------------------
                FEDERATED VALUE PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -20.76%    -20.98%        N/A
   5-year               -0.50%        N/A        N/A
   Since Inception       5.00%    -16.20%      4.41%
---------------------------------------------------------

*Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Federated Value Portfolio -- Class 1 returned -20.76% during the reporting period ended January 31, 2002, while the benchmark Standard and Poors 500 Index returned -23.02%. Positive influences on portfolio performance were favorable security selection in the Information Technology and Utilities sectors. Other positive influences included favorable security selection in the Financials sector -- top performers in this sector were Bank of America, Principal Financial and Allstate Corp. Negative influences on portfolio performance during the year included positions in the Industrials sector (Tyco, Cendant Corp., and General Dynamics) and unfavorable security selection in the Health care sector (HealthSouth, CIGNA Corp., and Baxter International). Unfavorable security selection in the Consumer Staples sector (Kimberly-Clark and Altria Group) also negatively influenced returns during the reporting period.

              Looking ahead, themes emerging from our valuation disciplines continue to be companies within the Healthcare and Consumer Discretionary sectors. We also continue to be very selective in the Information Technology sector due to what we feel are unappealing valuations and weak capital spending. Within the Financials sector, our valuation disciplines have emphasized life insurance companies and specialty financials, even though their performance has lagged in our opinion due to their sensitivity to the equity markets and consumer lending.

              Our strategy for the next reporting period remains unchanged. We will utilize our valuation disciplines to try and identify undervalued, leading companies and add them to the portfolio's holdings, while at the same time seeking to remove the companies we think are overvalued or have deteriorating fundamentals.

                     Past performance is no guarantee of future results.

---------------------
    248

              DAVIS SELECTED ADVISORS, L.P.

              Davis Venture Value Portfolio -- Class 1

[Davis Venture Value Portfolio]

                                                              VENTURE VALUE PORTFOLIO -- CLASS
                                                                             1                           S&P 500 INDEX(1)
                                                                             -----------------           ----------------
10/28/94                                                                   10000                              10000
11/30/95                                                                   13514                              13199
11/30/96                                                                   17221                              16878
11/30/97                                                                   22311                              21690
11/30/98                                                                   24857                              26823
1/31/99                                                                    26234                              29554
1/31/00                                                                    29755                              32613
1/31/01                                                                    33540                              32319
1/31/02                                                                    28317                              27101
1/31/03                                                                    23846                              20863

---------------------------------------------------------
              DAVIS VENTURE VALUE PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -15.79%    -15.88%        N/A
   5-year                1.21%        N/A        N/A
   Since Inception      11.09%    -13.61%      4.24%
---------------------------------------------------------

*Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              During the twelve month period ended January 31, 2003, the Davis Venture Value Portfolio -- Class 1 returned -15.79%, versus the Standard and Poors 500 (S&P 500) Index return of -23.02% for the same period. Although performance for the twelve-month period was negative, some positions performed well. These companies included EOG Resources and Devon Energy, two energy-related businesses that benefited from higher natural gas prices. Other companies that performed well as a result of strong operating results included 3M, United Parcel Service, and Wells Fargo.

              The securities that detracted most from overall performance included Tyco International, Costco Wholesale, and Altria Group (formerly Philip Morris). Tyco International was one of many highly controversial companies in 2002 as a result of corporate malfeasance on the part of its former management. We sold much of our position in early 2002 based on items in the company's 10-k that weakened our conviction in the business, but admittedly not enough. As a result, Tyco hurt portfolio performance overall. We believe the under-performance of Costco and Altria shares were a function of a weak economy. Portfolio management is committed to the long-term investment horizon, and generally view short-term cyclical declines as opportunities to purchase more shares of high-quality businesses. Accordingly, we added to our positions in Costco and Altria numerous times in 2002.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              "Dogs" of Wall Street Portfolio -- Class 1

["Dogs" of Wall Street Portfolio Graph]

                                                               DOGS OF WALL STREET PORTFOLIO-
                                                                          CLASS 1                        S&P 500 INDEX(1)
                                                               ------------------------------            ----------------
4/1/1998                                                                  10000.00                           10000.00
                                                                           9740.00                            9927.00
11/30/1998                                                                 9810.00                           10671.00
1/31/1999                                                                  9600.00                           11757.00
                                                                          10320.00                           12287.00
1/31/2000                                                                  8638.00                           12974.00
                                                                           8102.00                           13390.00
1/31/2001                                                                  9679.00                           12857.00
                                                                          10184.00                           11471.00
1/31/2002                                                                 10293.00                           10781.00
1/31/2003                                                                  8948.00                            8300.00

---------------------------------------------------------
             "DOGS" OF WALL STREET PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -13.07%    -13.26%        N/A
   Since Inception      -2.27%     -5.91%      1.01%
---------------------------------------------------------

*Inception date for Class 1: 4/1/98; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The "Dogs" of Wall Street Portfolio -- Class 1 returned -13.07% for the twelve-month period ended January 31, 2003, compared to the -23.02% return of the Standard and Poors 500 (S&P 500) Index. An ongoing flight to quality and the process of sector rotation in the market combined to benefit the performance of this portfolio relative to peer funds during the annual period. The portfolio's exclusive investment in stocks rated A or better enabled it to strongly outperform portfolios comprised of companies of lesser quality. The strong cash flows and solid dividend yields of the stocks in this portfolio have also enabled it to consistently outperform many other types of equity portfolios amid difficult market conditions. As of period end, top performing portfolio holdings included Honeywell International, Abbot Laboratories and Bristol-Myers Squibb.

                     Past performance is no guarantee of future results.

---------------------
    250

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Alliance Growth Portfolio -- Class 1

[Alliance Growth Portfolio]

                                                                ALLIANCE GROWTH PORTFOLIO -
                                                                          CLASS 1                  RUSSELL 1000 GROWTH INDEX(1)
                                                                ---------------------------        ----------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10920.00                           10217.00
11/30/94                                                                  10818.00                           10490.00
11/30/95                                                                  16109.00                           14547.00
11/30/96                                                                  20628.00                           18373.00
11/30/97                                                                  26362.00                           23245.00
11/30/98                                                                  35844.00                           29907.00
1/31/99                                                                   45058.00                           34518.00
1/31/00                                                                   51407.00                           41379.00
1/31/01                                                                   46177.00                           36006.00
1/31/02                                                                   35532.00                           26327.00
1/31/03                                                                   24845.00                           18859.00

---------------------------------------------------------
                ALLIANCE GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -30.08%    -30.17%        N/A
   5-year               -2.32%        N/A        N/A
   Since Inception       9.55%    -22.87%     -4.66%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

              For the twelve-month period ended January 31, 2003, the Alliance Growth Portfolio -- Class 1 returned -30.08%, compared to the benchmark Russell 1000 Growth Index return of -28.37% for the same period.

              Positive contributors to portfolio performance included holdings in the Retail and Household Products sectors, such as Bed, Bath & Beyond and Avon. The Health care sector also performed well until the fourth quarter of 2002, when Tenet Healthcare experienced controversy over Medicare outlier payments. Despite the negative impact this position had on performance, the portfolio's holdings in UnitedHealth Group and Wellpoint served as the two largest positive contributors to performance during the year. Negative performances from stocks, such as Citigroup and MBNA, led to the portfolio's underperformance within its financial sector holdings.

              On the negative side, stock holdings in the Telecommunication sector, such as AT&T Wireless and Sprint PCS, negatively impacted the portfolio during the period. These positions were eliminated mid-year based upon concerns regarding our opinion of the Telecommunication sector's fundamentals. Positions in Kohl's, Home Depot and Best Buy also proved to be negative influences on portfolio performance. In the Materials and Processing sector, the portfolio's position in Tyco was eliminated in June of 2002. That stock was the largest detractor from portfolio performance for the reporting period.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              GOLDMAN SACHS ASSET MANAGEMENT

              Goldman Sachs Research Portfolio -- Class 1

[Goldman Sachs Research Portfolio - Class A]

                                                                   GOLDMAN SACHS RESEARCH
                                                                    PORTFOLIO -- CLASS 1                S&P 500 INDEX (1)
                                                                   ----------------------               -----------------
7/5/2000                                                                   10000                              10000
                                                                           10200                               9898
                                                                           11270                              10513
                                                                           10850                               9958
                                                                           10720                               9916
                                                                            9210                               9134
                                                                            9797                               9179
1/31/2001                                                                   9958                               9505
                                                                            9024                               8638
                                                                            8342                               8091
                                                                            8964                               8719
                                                                            8763                               8778
                                                                            8412                               8564
                                                                            8141                               8480
                                                                            7438                               7949
                                                                            6465                               7307
                                                                            6615                               7447
                                                                            7398                               8018
                                                                            7328                               8088
1/31/2002                                                                   6816                               7970
                                                                            6515                               7816
                                                                            6876                               8110
                                                                            6324                               7619
                                                                            6184                               7562
                                                                            5621                               7024
                                                                            5130                               6476
                                                                            5270                               6519
                                                                            4838                               5810
                                                                            5250                               6322
                                                                            5591                               6694
                                                                            5270                               6301
1/31/2003                                                                   5140                               6136

---------------------------------------------------------
            GOLDMAN SACHS RESEARCH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -24.59%    -24.63%        N/A
   Since Inception     -22.78%    -25.53%      4.29%
---------------------------------------------------------

*Inception date for Class 1: 7/5/00; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The SunAmerica Goldman Sachs Research Portfolio -- Class 1 returned -24.59% for the reporting period ended January 31, 2003, compared to the benchmark Standard and Poors 500 (S&P 500) Index return of -23.02% for the same period.

              The portfolio saw some relative strength from its holdings in the Consumer Discretionary and Energy sectors. However, portfolio underperformance of the benchmark was primarily due to weakness within the Utilities and Finance sectors. On the positive side, the fourth quarter of 2002 saw an improvement in portfolio performance. We believe this was primarily driven by the strong returns of several holdings in the Producer Goods & Services sector. Stock selection within the Consumer Staples sector also aided results. Conversely, the portfolio was negatively impacted by the underperformance of several technology and media companies.

                     Past performance is no guarantee of future results.

---------------------
    252

              MASSACHUSETTS FINANCIAL SERVICES COMPANY

              MFS Growth and Income Portfolio -- Class 1

[MFS GROWTH AND INCOME PORTFOLIO]

                                                                   MFS GROWTH AND INCOME
                                                                    PORTFOLIO -- CLASS 1                 S&P 500 INDEX(1)
                                                                   ---------------------                 ----------------
2/9/93                                                                     10000                              10000
11/30/93                                                                   10780                              10608
11/30/94                                                                   10065                              10719
11/30/95                                                                   13378                              14682
11/30/96                                                                   15839                              18774
11/30/97                                                                   18973                              24127
11/30/98                                                                   22353                              29837
1/31/99                                                                    24694                              32875
1/31/00                                                                    25133                              36278
1/31/01                                                                    26065                              35951
1/31/02                                                                    21595                              30147
1/31/03                                                                    16871                              23208

---------------------------------------------------------
             MFS GROWTH AND INCOME PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -21.88%    -22.04%        N/A
   5-year               -2.48%        N/A        N/A
   Since Inception       5.38%    -17.80%      1.83%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The MFS Growth and Income Portfolio -- Class 1 returned -21.88% for the twelve-month period ended January 31, 2003, versus a return of -- 23.02% for the benchmark Standard & Poor's 500 (S&P
              500) Index. Positive contributors to portfolio performance included Viacom, Gannett, and New York Times. These companies benefited from improved advertising revenues and above average growth. The portfolio benefited from certain holdings in the Technology and Telecommunications sectors, such as Cisco, AT&T and SBC. These stocks were selected primarily due to their industry-leading positions and strong balance sheets.

              Negative performers included holdings in the Utilities, Health care, and Financials sectors. In the Health care sector, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Also, long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. Our holdings in financial services did well in the first half of 2002, but have not met our expectations in the second half. For example, Fleet Boston had major problems caused by its international operations in Brazil and Argentina.

              While we don't expect a robust economy going forward, we do believe that the worst is over and we are expecting a slow economic recovery in 2003. Mixed economic data and concerns surrounding the Middle East and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well in the short term, we do like some of the investment opportunities that the currently depressed stock prices offer. Our overall goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              PUTNAM INVESTMENT MANAGEMENT, LLC

              Putnam Growth Portfolio -- Class 1

[PUTNAM GROWTH PORTFOLIO]

                                                                 PUTMAN GROWTH PORTFOLIO --
                                                                          CLASS 1                  RUSSELL 1000 GROWTH INDEX(1)
                                                                 --------------------------        ----------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10040.00                           10217.00
11/30/94                                                                  10059.00                           10490.00
11/30/95                                                                  13143.00                           14547.00
11/30/96                                                                  15761.00                           18373.00
11/30/97                                                                  19862.00                           23245.00
11/30/98                                                                  24343.00                           29907.00
1/31/99                                                                   28341.00                           34518.00
1/31/00                                                                   33020.00                           41379.00
1/31/01                                                                   28502.00                           36006.00
1/31/02                                                                   21175.00                           26327.00
1/31/03                                                                   15718.00                           18859.00

---------------------------------------------------------
                 PUTNAM GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -25.77%    -25.87%        N/A
   5-year               -4.99%        N/A        N/A
   Since Inception       4.64%    -23.36%      1.29%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

              The Putnam Growth Portfolio -- Class 1 returned -25.77%, while the benchmark Russell 1000 Growth Index returned -28.37% for the twelve-month period ended January 31, 2003. Adept stock selection in the Consumer Discretionary sector, particularly in the media and retail areas, made the greatest positive contribution to portfolio performance. In the Media sector, an underweight position in a struggling AOL TimeWarner and overweight position in Disney aided results relative to the benchmark. In the Retail sector, the portfolio benefited from its positions in AutoZone and TJX (these two companies were able to expand successfully even in a challenging economic environment.) The portfolio also saw good performance from stock selections in the Financial sector but lost ground due to exposure to Tyco, a stock damaged by corporate scandal, detracted from overall portfolio results.

                     Past performance is no guarantee of future results.

---------------------
    254

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              Blue Chip Growth Portfolio -- Class 1

[Blue Chip Growth Portfolio]

                                                               BLUE CHIP GROWTH PORTFOLIO --
                                                                          CLASS 1                       S&P 500 INDEX (1)
                                                                          ------------------            -----------------
7/5/2000                                                                   10000                              10000
                                                                            9930                               9898
                                                                           10990                              10513
                                                                           10420                               9958
                                                                            9670                               9916
                                                                            8730                               9134
                                                                            8728                               9179
1/31/2001                                                                   8818                               9505
                                                                            7845                               8638
                                                                            7293                               8091
                                                                            7835                               8719
                                                                            7815                               8778
                                                                            7564                               8564
                                                                            7414                               8480
                                                                            6872                               7949
                                                                            6119                               7307
                                                                            6314                               7447
                                                                            6937                               8018
                                                                            6907                               8088
1/31/2002                                                                   6646                               7970
                                                                            6435                               7816
                                                                            6676                               8110
                                                                            6274                               7619
                                                                            6124                               7562
                                                                            5612                               7024
                                                                            5190                               6476
                                                                            5170                               6519
                                                                            4724                               5810
                                                                            5037                               6322
                                                                            5278                               6694
                                                                            4886                               6301
1/31/2003                                                                   4795                               6135

---------------------------------------------------------
               BLUE CHIP GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -27.85%    -27.93%       N/A
   Since Inception     -24.83%    -23.82%     0.00%
---------------------------------------------------------

*Inception date for Class 1: 7/5/00; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Blue Chip Growth Portfolio -- Class 1 posted a return of -27.85% for the twelve-month period ended January 31, 2003, compared to a -23.02% return for the Standard and Poors 500 (S&P
              500) Index. In managing the portfolio during the reporting period, we continued to adhere closely to the investment strategy that we implemented in late 2001 and early 2002. This involved increasing the scope of the portfolio's diversification and focusing on companies and sectors that we believe are most prone to benefit from an economic recovery. Since the beginning of October 2002, we have increased the portfolio's holdings in the Technology sector. In addition, we have dramatically lowered our weighting in the Consumer Discretionary sector.

              Looking ahead to the next reporting period, we believe that the investment environment will depend on earnings returning to the market. Over the next six months, we will focus on companies that we think are likely to produce consistent earnings growth in a difficult economic environment.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              DAVIS SELECTED ADVISORS, L.P.

              Real Estate Portfolio -- Class 1

[REAL ESTATE PORTFOLIO GRAPH]

                                                             Real Estate Portfolio -- Class 1        Morgan Stanley REIT Index (1)
6/2/1997                                                                                10000.00                            10000.00
11/30/1997                                                                              11530.00                            11608.50
                                                                                        11315.00                            11270.20
11/30/1998                                                                              10027.00                            10044.40
1/31/1999                                                                                9753.00                             9600.31
                                                                                        10027.00                             9996.74
1/31/2000                                                                                8969.00                             9475.02
                                                                                        10988.00                            11636.60
1/31/2001                                                                               11337.00                            11992.00
                                                                                        11860.00                            12896.30
1/31/2002                                                                               12144.00                            13442.00
                                                                                        13010.00                            14440.00
1/31/2003                                                                               12559.00                            13579.90

---------------------------------------------------------
                  REAL ESTATE PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year               3.41%      3.24%         N/A
   5-year               1.51%        N/A         N/A
   Since Inception      4.10%      2.56%      -0.55%
---------------------------------------------------------

*Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

              For the twelve-month period ended January 31, 2003, the Real Estate Portfolio -- Class 1 returned 3.41%, compared to the benchmark Morgan Stanley Real Estate Investment Trust (REIT) Index return of 1.02% for the same period.

              Over the course of the reporting period, the portfolio benefited from its property type selection. Most notably, our decision to build a position in retail shares and reduce our exposure in apartments contributed positively to results. We believe that the extremely low level of interest rates had the effect of supporting retailers by boosting disposable income (e.g., through a major refinancing boom) while at the same time hurting the apartment rental market as home ownership became relatively more attractive than renting. Portfolio performance was also buttressed by an emphasis on strong balance sheets. By maintaining discriminating balance sheet standards, the portfolio managed to avoid the double penalty of declining dividends and steep losses of principal that we believe many other REIT investors sustained during 2002.

              As for individual holdings, some had a positive impact on portfolio performance while others detracted from performance. Notable contributors included CenterPoint Properties, Chelsea Property Group, United Dominion Realty Trust, and Taubman Centers. Notable detractors included holdings in the office and residential property types -- AvalonBay Communities, Highwood Properties, and Vornado Realty Trust.

                     Past performance is no guarantee of future results.

---------------------
    256

              FRANKLIN ADVISORY SERVICES LLC
              (Franklin Advisory Services LLC began managing the Small Company Value Portfolio on August 28, 2002)

              Small Company Value Portfolio -- Class 1

[Small Company Value Portfolio Graph]

                                                   SMALL COMPANY VALUE      RUSSELL 2000 VALUE INDEX
                                                  PORTFOLIO -- CLASS 1                 (2)                RUSSELL 2000 INDEX(1)
                                                  --------------------      ------------------------      ---------------------
12/14/1998                                                10000                       10000                       10000
1/31/1999                                                 10049                       10337                       11027
4/30/1999                                                  9779                       10424                       11214
7/31/1999                                                 10600                       10869                       11566
10/31/1999                                                 9905                       10057                       11186
1/31/2000                                                 10589                       10147                       12984
4/30/2000                                                 11414                       10882                       13280
7/31/2000                                                 11757                       11397                       13159
10/31/2000                                                12420                       11797                       13133
1/31/2001                                                 12811                       13152                       13463
4/30/2001                                                 13216                       13521                       12900
7/31/2001                                                 13964                       14103                       12934
10/31/2001                                                12049                       12829                       11465
1/31/2002                                                 13617                       14787                       12979
4/30/2002                                                 15324                       16554                       13762
7/31/2002                                                 12125                       13326                       10611
10/31/2002                                                11867                       12505                       10139
1/31/2003                                                 11637                       12562                       10140

-----------------------------------------------------
            SMALL COMPANY VALUE PORTFOLIO
     AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
-----------------------------------------------------
                                         CLASS 1*
   1-year                                -14.54%
   Since Inception                         3.74%
-----------------------------------------------------

*Inception date for Class 1: 12/14/98.

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

(2)The Russell 2000 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

              The Small Company Value Portfolio posted a -14.54% return for the twelve-month period ended January 31, 2003, compared to the -15.05% return of the Russell 2000 Value Index. Overall, the past reporting period was a difficult one as the economy grappled with several domestic and geopolitical issues. During the period, we attempted to purchase stocks that we believed possessed strong financials, quality management and attractive valuations. Two positive performers for the portfolio were Brown Shoe Company, Inc. and Teekay Shipping Corporation. These were out-of-favor companies that we considered to be good values after considering their positive earnings and strong balance sheets.

              Despite this volatile market environment, we believe the small cap value arena still offers an abundance of companies like the examples above. During the upcoming reporting period, we will remain committed to the "value" investment philosophy, and strive to find financially sound companies that possess the potential for solid earnings growth and long term capital appreciation.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              MASSACHUSETTS FINANCIAL SERVICES COMPANY

              MFS Mid-Cap Growth Portfolio -- Class 1

[MFS Mid-Cap Growth Portfolio Graph]

                                                                MFS MID-CAP GROWTH PORTFOLIO
                                                                          -CLASS 1                    RUSSELL 2000 INDEX(1)
                                                                ----------------------------          ---------------------
4/1/1999                                                                   10000                              10000
                                                                           10610                              10866
                                                                           11090                              11207
                                                                           12810                              10838
1/31/2000                                                                  15826                              12580
                                                                           17825                              12867
                                                                           19204                              12750
                                                                           20353                              12725
1/31/2001                                                                  19620                              13045
                                                                           17336                              12499
                                                                           15539                              12532
                                                                           12204                              11109
1/31/2002                                                                  12766                              12575
                                                                           10953                              13334
                                                                            7621                              10281
                                                                            7430                               9824
1/31/2003.                                                                  7417                               9825

---------------------------------------------------------
              MFS MID-CAP GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -41.90%    -41.94%       N/A
   Since Inception      -7.50%    -38.54%     5.85%
---------------------------------------------------------

*Inception date for Class 1: 4/1/99; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies in the Russell 3000 Index, (the largest 3,000 United States companies based on total market capitalization). The Index was developed with a base value of $135.00 as of December 31, 1986.

              For the twelve-month reporting period ended January 31, 2003, the MFS Mid-Cap Growth portfolio -- Class 1 posted a return of -41.90%, compared to a return of -21.87% for the benchmark Russell 2000 Index. Most of the portfolio's underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the portfolio. In the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign and Citrix, business services firm CSG Systems, telecommunications company American Tower Systems, and health care firms CYTYC and Genzyme.

              In June 2002, we diversified the portfolio's holdings and took smaller positions in individual companies. In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the portfolio. In property and casualty insurance and in advertising-sensitive media, we invested in what our research indicated were upturns in the business cycle. Our increased diversification across the Health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

              Looking ahead to 2003, we have taken a relatively diversified approach by positioning the portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data and geopolitical tensions. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth sectors, such as Technology, Retail, and Business Services.

                     Past performance is no guarantee of future results.

---------------------
    258

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              Aggressive Growth Portfolio -- Class 1

[AGGRESSIVE GROWTH PORTFOLIO GRAPH]

                                                               AGGRESSIVE GROWTH PORTFOLIO -
                                                                          CLASS 1                     RUSSELL 2000 INDEX(1)
                                                               -----------------------------          ---------------------
6/3/1996                                                                   10000                              10000
11/30/1996                                                                 10360                               9864
11/30/1997                                                                 11771                              12173
11/30/1998                                                                 12321                              11367
1/31/1999                                                                  15534                              12231
1/31/2000                                                                  24951                              14402
1/31/2001                                                                  21238                              14933
1/31/2002                                                                  14504                              14396
1/31/2003                                                                  10983                              11247

---------------------------------------------------------
               AGGRESSIVE GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -24.28%    -24.37%       N/A
   5-year               -0.78%         NA       N/A
   Since Inception       1.42%    -25.10%    -1.77%
---------------------------------------------------------

*Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies in the Russell 3000 Index (the largest 3,000 United States companies based on total market capitalization). The Index was developed with a base value of $135.00 as of December 31, 1986.

              For the twelve-month period ended January 31, 2003, the Aggressive Growth Portfolio -- Class 1 returned -24.28%, versus the -21.87% return for the benchmark Russell 2000 Index. We continue to believe that the stock market has slowly begun to recover, and that corporate earnings will indeed improve as we progress throughout 2003. Maintaining a broadly diversified portfolio, we are currently employing a barbell approach to portfolio management. This approach is based upon an economic recovery and an investment focus on consistent growth sectors. While plenty of negatives exist, we have been slowly shifting our strategy to a more proactive posture, increasing positions in our more cyclically sensitive sectors, such as Transportation, Technology, Media, and Specialty Industrials. Our focus has shifted away from the consumer in areas such as retail, and our health care positions remain strong, but selective.

              Finally, the portfolio has increased its position in the Energy sector as a result of the current tight supply/demand environment that is driving commodity prices up. We believe that the portfolio is well positioned for an economic recovery and stronger growth especially during the second half of 2003.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              AIG SUNAMERICA ASSET MANAGEMENT CORP.

              Growth Opportunities Portfolio -- Class 1
[Corporate Opportunities Portfolio Graph]

                                                                Growth Opportunities Portfolio -- Class 1
7/5/2000                                                                                         10000.00
                                                                                                  9670.00
                                                                                                 10950.00
                                                                                                 10860.00
                                                                                                 10240.00
                                                                                                  8360.00
                                                                                                  8870.00
1/31/2001                                                                                         8970.00
                                                                                                  7383.00
                                                                                                  6640.00
                                                                                                  7192.00
                                                                                                  7022.00
                                                                                                  6640.00
                                                                                                  6148.00
                                                                                                  5655.00
                                                                                                  5002.00
                                                                                                  5355.00
                                                                                                  5877.00
                                                                                                  5927.00
1/31/2002                                                                                         5877.00
                                                                                                  5254.00
                                                                                                  5787.00
                                                                                                  5305.00
                                                                                                  4953.00
                                                                                                  4340.00
                                                                                                  3667.00
                                                                                                  3516.00
                                                                                                  3335.00
                                                                                                  3627.00
                                                                                                  3908.00
                                                                                                  3567.00
1/31/2003                                                                                         3516.00

                                                                    S&P Mid Cap 400 Index (1)
7/5/2000                                                                            10000.00
                                                                                    10101.00
                                                                                    11229.00
                                                                                    11152.00
                                                                                    10774.00
                                                                                     9961.00
                                                                                    10723.00
1/31/2001                                                                           10962.00
                                                                                    10336.00
                                                                                     9568.00
                                                                                    10623.00
                                                                                    10871.00
                                                                                    10827.00
                                                                                    10665.00
                                                                                    10317.00
                                                                                     9033.00
                                                                                     9433.00
                                                                                    10134.00
                                                                                    10658.00
1/31/2002                                                                           10603.00
                                                                                    10616.00
                                                                                    11375.00
                                                                                    11321.00
                                                                                    11130.00
                                                                                    10316.00
                                                                                     9317.00
                                                                                     9363.00
                                                                                     8609.00
                                                                                     8982.00
                                                                                     9502.00
                                                                                     9111.00
1/31/2003                                                                            8845.00

---------------------------------------------------------
             GROWTH OPPORTUNITIES PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -40.17%    -40.24%       N/A
   Since Inception     -33.36%    -31.53%     4.80%
---------------------------------------------------------

*Inception date for Class 1: 7/05/00; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of Mid Cap stock price movement.

              The Growth Opportunities Portfolio -- Class 1 returned -40.17% for the twelve-month period ended January 31, 2003, versus the -16.58% return of the Standard and Poors Mid Cap 400 Index for the same period. Throughout 2002, positions in software, semiconductor, biotechnology and satellite companies hurt the portfolio's performance as high multiple stocks came under pressure. Conversely, positions in defensive health care stocks, such as specialty pharmaceutical, and energy stocks helped overall performance.

              In 2003, we will continue to focus upon companies that we believe can deliver above-average rates of growth and sustainable profitability. We expect to see the small- and mid-cap growth sectors of the market recover as the economy stabilizes. It is also our contention that there are many franchise names that are leaders in their respective groups that are trading at extremely cheap valuations. And even though the markets are confronted with many geopolitical and economic uncertainties going forward, we think that the portfolio's investments are poised to benefit from what we believe will be an improving economic environment over the course of the next reporting period.

                     Past performance is no guarantee of future results.

---------------------
    260

              MARSICO CAPITAL MANAGEMENT, LLC

              Marsico Growth Portfolio -- Class 1

[Marsico Growth Portfolio Graph]

                                                              MARSICO GROWTH PORTFOLIO - CLASS
                                                                             1                          S&P 500 INDEX (1)
                                                              --------------------------------          -----------------
12/29/2000                                                                 10000                              10000
                                                                           10000                              10000
1/31/2001                                                                  10540                              10355
                                                                            9380                               9411
                                                                            8910                               8814
                                                                            9270                               9499
                                                                            9320                               9563
                                                                            9140                               9330
                                                                            8870                               9239
                                                                            8230                               8660
                                                                            7800                               7961
                                                                            8015                               8113
                                                                            8536                               8735
                                                                            8647                               8812
1/31/2002                                                                   8817                               8683
                                                                            8657                               8516
                                                                            9088                               8836
                                                                            9148                               8300
                                                                            9118                               8239
                                                                            8817                               7652
                                                                            8055                               7056
                                                                            8165                               7102
                                                                            7845                               6330
                                                                            8066                               6887
                                                                            8086                               7293
                                                                            7675                               6864
1/31/2003                                                                   7534                               6684

---------------------------------------------------------
                MARSICO GROWTH PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -14.55%    -14.68%        N/A
   Since Inception     -12.67%    -10.19%     -5.67%
---------------------------------------------------------

*Inception date for Class 1: 12/29/00; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Marsico Growth Portfolio -- Class 1 posted a -14.55%, for the twelve-month period ended January 31, 2003. For comparative purposes, the benchmark Standard and Poors 500 (S&P 500) Index posted a return of -23.02% during the period.

              The portfolio benefited from investments in the Consumer Discretionary, Health care, and Industrials sectors. The portfolio's performance was also a function of generally avoiding investments in the Telecommunications sector. The portfolio's primary blemishes in terms of performance came from an under-weighted position in the Consumer Staples sector (particularly the household and personal products industry) and in the banking industry. This investment posture created a significant opportunity cost, as these areas were among the best-performing groups in the S&P 500 Index. The portfolio's relative lack of exposure to the Energy sector also detracted from investment results. As of January 31, 2003, the portfolio's economic sector allocations emphasized the Health care, Financials, and Consumer Discretionary sectors. The portfolio's allocation to the Information Technology sector increased modestly at the end of the period.

              Our investment outlook for the overall economy could be described as cautious in the near-term, and more optimistic longer-term. We continue to have some near-term concerns, which include Federal budget deficits, higher oil prices, and geopolitical difficulties. On the brighter side, we think a case can be made for improved equity returns over the longer term. Among the positive signs are interest rates that are at 40-year lows, constrained inflation, robust productivity gains, and an accommodative monetary policy. Absent further deterioration in the geopolitical situation, we believe it is increasingly possible that the worst period for equity markets is over, and prospects for improved returns are more likely.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

              Technology Portfolio -- Class 1

[Technology Portfolio Graph]

                                                               TECHNOLOGY PORTFOLIO - CLASS 1       NASDAQ COMPOSITE INDEX (1)
                                                               ------------------------------       --------------------------
7/5/2000                                                                  10000.00                           10000.00
                                                                           9720.00                            9751.00
                                                                          11630.00                           10889.00
                                                                          10310.00                            9507.00
                                                                           9340.00                            8723.00
                                                                           6670.00                            6725.00
                                                                           6740.00                            6395.00
1/31/2001                                                                  7160.00                            7177.00
                                                                           4940.00                            5570.00
                                                                           3690.00                            4764.00
                                                                           4700.00                            5478.00
                                                                           4510.00                            5463.00
                                                                           4510.00                            5595.00
                                                                           3990.00                            5247.00
                                                                           3410.00                            4674.00
                                                                           2510.00                            3880.00
                                                                           3040.00                            4375.00
                                                                           3590.00                            4997.00
                                                                           3530.00                            5049.00
1/31/2002                                                                  3420.00                            5006.00
                                                                           2840.00                            4482.00
                                                                           3160.00                            4777.00
                                                                           2720.00                            4370.00
                                                                           2500.00                            4182.00
                                                                           2090.00                            3788.00
                                                                           1900.00                            3438.00
                                                                           1810.00                            3404.00
                                                                           1480.00                            3034.00
                                                                           1760.00                            3442.00
                                                                           2120.00                            3828.00
                                                                           1790.00                            3457.00
1/31/2003                                                                  1790.00                            3419.00

---------------------------------------------------------
                  TECHNOLOGY PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -47.66%    -47.66%        N/A
   Since Inception     -48.73%    -40.51%     16.99%
---------------------------------------------------------

*Inception date for Class 1: 7/5/00; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

              The Technology Portfolio -- Class 1 posted a return of -47.66% for the twelve-month period ended January 31, 2003, compared to a -31.70% return for the Nasdaq Composite Index for the same period. Following the third quarter's broad-based decline, technology stocks rebounded during the fourth quarter of 2002. In our opinion, most of the market strength occurred in October and November, led by semiconductor, software and telecommunications companies.

              Our strategy over the last twelve month period was to attempt to be more defensive in the face of extreme volatility and poor conditions for the Technology sector. The portfolio's largest exposure was to Electronic Components/Equipment companies. We think these companies are able to stay profitable even through the worst of economic downturns. There was a general inventory build-up in the first quarter of 2002, but subsequent weakness in the Technology sector was driven by the lack of demand during the rest of the year. The portfolio's second largest exposure was to software companies. We believe the software industry was hurt by a lack of business visibility as companies deferred purchases.

              We have made enterprise software companies, specifically in the areas of security and integration, an emphasis in the portfolio. And although we do not see any indications that capital expenditures in the Technology sector will pick up any time soon, we believe that government spending will be positive during the next reporting period.

                     Past performance is no guarantee of future results.

---------------------
    262

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Small & Mid Cap Value Portfolio -- Class 2

[Small & Mid Cap Value Portfolio Graph]

                                                               SMALL & MID CAP VALUE - CLASS
                                                                             2                        RUSSELL 2500 INDEX (1)
                                                               -----------------------------          ----------------------
8/1/2002                                                                   10000                              10000
8/31/2002                                                                  10300                              10030
9/30/2002                                                                   9200                               9235
10/31/2002                                                                  9620                               9536
11/30/2002                                                                 10440                              10315
12/31/2002                                                                 10176                               9848
1/31/2003                                                                   9866                               9587

-------------------------------------------------------
            SMALL & MID CAP VALUE PORTFOLIO
      AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
-------------------------------------------------------
                                CLASS 2*   CLASS 3*
   Since Inception               -1.34%      6.98%
-------------------------------------------------------

*Inception date for Class 2: 8/1/02; Class 3: 9/30/02.
(1) The Russell 2500 Index represents the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

              Since its inception in August 2002 through January 31, 2003, the Small & Mid Cap Value Portfolio -- Class 2 has returned -1.34%, compared to its benchmark Russell 2500 Index which returned -4.13% over the same period. Favorable security selection in the Technology and Telecommunications sectors was a positive influence on portfolio returns. Companies that performed well in these sectors included Nortel Networks, Qwest Communications, and ADC Telecommunications. The portfolio also held Paccar, a manufacturer of heavy trucks, and Reliant Resources, a Texas electric utility. These companies also contributed positively to returns.

              The principal drag on performance came from holdings in integrated oil companies, mostly notably Amerada Hess, which announced poor results. In addition, a poor travel outlook depressed the shares of portfolio holding Felcor Lodging Trust, and concerns about construction spending caused Terex Corp. to under-perform.

              Looking ahead to the next reporting period, we believe that the current level of pessimism among investors is somewhat overblown. In our opinion, equities are attractive relative to fixed income securities on an intermediate and long-term basis. Furthermore, we think that equities in small and mid-capitalization value stocks are especially attractive. While many factors, including the potential war with Iraq, could affect the short-term market and the economic outlook, we think the prospects for longer-term economic growth remain strong.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              PUTNAM INVESTMENT MANAGEMENT, LLC

              International Growth and Income Portfolio -- Class 1

[INTERNATIONAL GROWTH AND INCOME PORTFOLIO GRAPH]

                                                                  INTERNATIONAL GROWTH AND
                                                                 INCOME PORTFOLIO - CLASS 1             MSCI EAFE INDEX(1)
                                                                 --------------------------             ------------------
6/2/97                                                                     10000                               10000
11/30/97                                                                   10410                             9573.25
                                                                           12426                             11110.8
11/30/98                                                                   11407                               11148
1/31/99                                                                    11813                             11553.6
                                                                           13816                             12405.7
1/31/00                                                                    13938                             13777.6
                                                                           14824                             13522.9
1/31/01                                                                    14488                             12621.4
                                                                           12160                             10586.9
1/31/02                                                                    11058                             9393.06
                                                                           10046                             8795.84
1/31/03                                                                     8774                             7990.76

---------------------------------------------------------
        INTERNATIONAL GROWTH AND INCOME PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -20.66%    -20.78%        N/A
   5-year               -3.75%        N/A        N/A
   Since Inception      -2.28%    -18.64%     -1.24%
---------------------------------------------------------

*Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02
(1)The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

              For the twelve-month reporting period ended January 31, 2003, the International Growth and Income Portfolio -- Class 1 returned -20.66%, compared to the benchmark MSCI EAFE Index, which returned -14.93% for the same period.

              Both stock selection and sector allocation contributed positively to portfolio returns for the reporting period, while country allocation detracted from results. Sector-wise, the decision to hold only a few technology companies proved to be beneficial, as this was the worst performing sector of the market. The portfolio's underweight positions in Japan and Australia proved to be a negative, as companies in these markets did well during the period.

              Stock selection was also positive in the Financials sector. Top performers in this sector included National Bank of Canada and Westpac Banking Corporation. The portfolio's consumer goods and tobacco holdings, namely Kao and British American Tobacco, fared relatively well in a weak equity market. In the Technology sector, Samsung Electronics was among the portfolio's top-performing holdings for the year. Stock selection was weaker in the Consumer Cyclicals sector, particularly positions in Sega and Dixons, both of which suffered from weaker-than-expected sales.

              The portfolio is currently focusing on the following sectors:
              Basic Materials, Consumer Staples, Financials, and Utilities. In terms of country allocations, Canada, Korea, and Switzerland are areas we believe hold significant value.

                     Past performance is no guarantee of future results.

---------------------
    264

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Global Equities Portfolio -- Class 1

[GLOBAL EQUITIES PORTFOLIO GRAPH]

                                                                GLOBAL EQUITIES PORTFOLIO --
                                                                          CLASS 1                      MSCI WORLD INDEX(1)
                                                                ----------------------------           -------------------
2/9/1993                                                                  10000.00                           10000.00
11/30/1993                                                                10990.00                           11346.00
11/30/1994                                                                11755.00                           12385.00
11/30/1995                                                                13574.00                           14667.00
11/30/1996                                                                16046.00                           17409.00
11/30/1997                                                                18180.00                           19591.00
11/30/1998                                                                20968.00                           23507.00
1/31/1999                                                                 23090.00                           25188.00
1/31/2000                                                                 28555.00                           29032.00
1/31/2001                                                                 25903.00                           27255.00
1/31/2002                                                                 18740.00                           21565.00
1/31/2003                                                                 14046.00                           17275.00

---------------------------------------------------------
                GLOBAL EQUITIES PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -24.98%    -25.10%        N/A
   5-year               -5.54%        N/A        N/A
   Since Inception       3.46%    -21.35%      1.03%
---------------------------------------------------------

*Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/92.
(1)The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structures of 22 developed market countries in North America, Europe and Asia/Pacific regions.

              The Global Equity Portfolio -- Class 1 produced a return of -24.98% for the twelve-month period ended January 31, 2003, while the benchmark MSCI World Index returned -19.89%. Three stocks -- Tyco, Dynegy, and Tenet Healthcare -- accounted for the majority of the portfolio's poor performance. To an extent, these holdings were offset by strong stock selection in the Technology sector -- Canon, Samsung Electronics, Ricoh, and Infosys -- and the Health care services sector -- Cardinal Health and Wellpoint.

              The portfolio remains broadly diversified across industries and geography given the uncertain state of the global economy. We continue to seek high quality companies, with what we believe to be good balance sheet fundamentals and strong leadership around the world.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

              International Diversified Equities Portfolio -- Class 1

[INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO GRAPH]

                                                                 INTERNATIONAL DIVERSIFIED
                                                                 EQUITIES PORTFOLIO-CLASS 1             MSCI EAFE INDEX(1)
                                                                 --------------------------             ------------------
10/28/1994                                                                10000.00                           10000.00
11/30/1995                                                                10233.00                           10240.00
11/30/1996                                                                11752.00                           11444.00
11/30/1997                                                                12165.00                           11398.00
11/30/1998                                                                14395.00                           13273.00
1/31/1999                                                                 14630.00                           13756.00
1/31/2000                                                                 16949.00                           16404.00
1/31/2001                                                                 14795.00                           15027.00
1/31/2002                                                                 10776.00                           11184.00
1/31/2003                                                                  7735.00                            9514.00

---------------------------------------------------------
      INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -28.45%    -28.43%        N/A
   5-year               -9.72%        N/A        N/A
   Since Inception      -3.06%    -26.02%     -6.01%
---------------------------------------------------------

*Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

              The International Diversified Equities Portfolio -- Class 1 returned -28.45% for the twelve-month period ended January 31, 2003. The benchmark MSCI EAFE Index returned -14.93% over the same period. The first half of 2002 was a period of relative stability for the international equity markets. And then from late May to mid-July, the markets experienced a sharp sell-off, followed by an August rally, a September decline, and finally a rally in October. From November until the end of the year, international equities traded in a relatively narrow range and then marched downward in January 2003.

              Needless to say, it was a volatile period for investors. Looking back, we believe the portfolio held on to too many negatively performing stocks in the United Kingdom, and did not hold enough stocks in better performing areas, such as Australia. Positive contributors to portfolio performance included investments in select utility companies, and an underweight allocation in Japan and the Financials sector relative to the benchmark.

              As we look ahead to 2003, we expect nominal Gross Domestic Product growth to be low, and extended corporate and consumer balance sheets to keep demand slow and pricing power low. In this environment, we believe the market can have short bursts built on cyclical up-ticks, but basically we want to own cash generative, price setting businesses. We will also be very selective in our Technology and Financials sector holdings.

                     Past performance is no guarantee of future results.

---------------------
    266

              PUTNAM INVESTMENT MANAGEMENT, LLC

              Emerging Markets Portfolio -- Class 1

[EMERGING MARKETS PORTFOLIO PERFORMANCE GRAPH]

                                                                EMERGING MARKETS PORTFOLIO E        MSCI EMERGING MARKETS FREE
                                                                          CLASS 1                            INDEX(1)
                                                                ----------------------------        --------------------------
6/2/97                                                                     10000                              10000
11/30/97                                                                    8030                               7724
                                                                            7647                               7170
11/30/98                                                                    6275                               5993
1/31/99                                                                     6287                               5810
                                                                            8430                               8043
1/31/00                                                                    11120                               9898
                                                                            9371                               8584
1/31/01                                                                     8132                               7759
                                                                            6664                               6284
1/31/02                                                                     7198                               6883
                                                                            6679                               6279
1/31/03                                                                     6433                               6231

---------------------------------------------------------
               EMERGING MARKETS PORTFOLIO
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
---------------------------------------------------------
                       CLASS 1*   CLASS 2*   CLASS 3*
   1-year              -10.63%    -10.71%       N/A
   5-year               -3.53%        N/A       N/A
   Since Inception      -7.49%     -4.50%     6.14%
---------------------------------------------------------

*Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02.
(1)The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

              During the twelve-month period ended January 31, 2003, the Emerging Markets Portfolio -- Class 1 returned -10.63%. The benchmark MSCI Emerging Markets Free Index returned -9.48% for the same period. Country allocation decisions that had the largest negative impact on portfolio performance included underweight positions in China and Malaysia. Positions in India and Russia, however, benefited overall portfolio results.

              In terms of sector allocations, an underweight position in the Basic Materials sector, a relatively strong sector, detracted most from performance. Avoiding most holdings in the Technology sector, however, had the most positive impact. Also, stock holdings in Taiwan, such as ASE Test and China Motor, hampered returns. On the positive side, Russian stocks, particularly YUKOS ADR, and Financial sector holdings, such as Czechoslovakian commercial bank, Komercni Banka, made the most significant contributions to portfolio performance.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              TEMPLETON INVESTMENT COUNSEL, LLC

              Foreign Value Portfolio -- Class 2

[Technology Portfolio Graph]

                                                                Foreign Value Portolio - Class 2             MSCI EAFE Index (1)
7/1/2002                                                                                10000.00                       10000.00
8/31/2002                                                                               10260.00                        9977.30
9/30/2002                                                                                8990.00                        8905.80
10/31/2002                                                                               9510.00                        9384.45
11/30/2002                                                                               9980.00                        9810.37
12/31/2002                                                                               9464.00                        9480.50
1/31/2003                                                                                9133.00                        9084.71

------------------------------------------------------
               FOREIGN VALUE PORTFOLIO
      AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
------------------------------------------------------
                               CLASS 2*   CLASS 3*
   Since Inception              -8.57%     -0.64%
------------------------------------------------------

*Inception date for Class 2: 8/1/02; Class 3: 9/30/02.
(1)The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

              From its inception on August 1, 2002, the Foreign Value Portfolio -- Class 2 returned -8.57% versus the -9.15% return of the benchmark MSCI EAFE Index.

              The main positives for the portfolio during the reporting period came from strong stock selection in the Energy, Consumer Staples and Utility sectors. The portfolio also experienced positive returns from individual companies worldwide, such as Deutsche Post (Germany) and BHP Billiton (Australia). On the negative side, the portfolio's returns from holdings in the Health care, Information Technology and Telecommunications sectors lagged stronger performances from holdings in the benchmark index.

              As the new reporting period begins, we will maintain a position in the Materials and Industrial sectors despite their poor performance during the last period. We believe these sectors have traditionally performed well during a cyclical recovery, which we think may occur in 2003. We also believe that high volatility in the equity markets due to geopolitical tensions and global economic uncertainty may provide us with unusual opportunities to add or initiate positions in stocks we consider to be undervalued. Our determination of under-valuation is based on our analysis of a company's current situation and our projections for the company's income statement and balance sheet improvement over a five-year period.

                     Past performance is no guarantee of future results.

---------------------
    268

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                                R-1411-AR (3/03)

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